FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-262701-04

June 20, 2023

BENCHMARK 2023-B39

Commercial Mortgage Trust

Free Writing Prospectus

Structural and Collateral Term Sheet

$906,483,263

(Approximate Initial Mortgage Pool Balance)

$822,089,000

(Approximate Offered Certificates)

Citigroup Commercial Mortgage Securities Inc. Depositor

Commercial Mortgage Pass-Through Certificates,
Series 2023-B39

Citi Real Estate Funding Inc.
JPMorgan Chase Bank, National Association
German American Capital Corporation
Goldman Sachs Mortgage Company

As Sponsors and Mortgage Loan Sellers

Citigroup	Deutsche Bank Securities	Goldman Sachs & Co. LLC	J.P. Morgan

Co-Lead Managers and Joint Bookrunners

Academy Securities	Drexel Hamilton

Co-Managers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about June 20, 2023, included as part of our registration statement (SEC File No. 333-262701) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a summary of risks associated with an investment in the offered securities under the heading “Summary of Risk Factors” and a detailed discussion of such risks under the heading “Risk Factors”). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc. or Drexel Hamilton, LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the headings “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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CERTIFICATE SUMMARY
OFFERED CERTIFICATES
Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	AAA(sf)/AAAsf/AAA(sf)	$7,664,000		30.000%	%	(6)	2.45	08/23 – 03/28
Class A-2	AAA(sf)/AAAsf/AAA(sf)	$201,276,000		30.000%	%	(6)	4.86	03/28 – 07/28
Class A-4	AAA(sf)/AAAsf/AAA(sf)	(7)		30.000%	%	(6)	(7)	(7)
Class A-5	AAA(sf)/AAAsf/AAA(sf)	(7)		30.000%	%	(6)	(7)	(7)
Class A-SB	AAA(sf)/AAAsf/AAA(sf)	$9,679,000		30.000%	%	(6)	7.08	07/28 – 07/32
Class X-A	AAA(sf)/AAAsf/AAA(sf)	$634,538,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-B	NR/AA-sf/AAA(sf)	$158,634,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	AA(sf)/AAAsf/AAA(sf)	$120,109,000		16.750%	%	(6)	9.91	06/33 – 06/33
Class B	NR/AA-sf/AA-(sf)	$38,525,000		12.500%	%	(6)	9.91	06/33 – 06/33
Class C(11)	NR/A-sf/A-(sf)	$28,917,000		9.310%	%	(6)	9.91	06/33 – 06/33

NON-OFFERED CERTIFICATES(10)
Non-Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class D-RR(11)	NR/BBB+sf/BBB+(sf)	$10,742,000		8.125%	%	(6)	9.94	06/33 – 07/33
Class E-RR(11)	NR/BBBsf/BBB(sf)	$9,065,000		7.125%	%	(6)	9.99	07/33 – 07/33
Class F-RR(11)	NR/BBB-sf/BBB-(sf)	$9,065,000		6.125%	%	(6)	9.99	07/33 – 07/33
Class G-RR(11)	NR/BB-sf/BB-(sf)	$16,996,000		4.250%	%	(6)	9.99	07/33 – 07/33
Class J-RR(11)	NR/B-sf/B-(sf)	$11,331,000		3.000%	%	(6)	9.99	07/33 – 07/33
Class K-RR(11)	NR/NR/NR	$27,195,263		0.000%	%	(6)	9.99	07/33 – 07/33
Class R(12)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest-only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. S&P, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variances described in the footnotes below. In addition, the notional amounts of the Class X-A and Class X-B certificates (collectively, the “Class X Certificates”) may vary depending upon the final pricing of the classes of Principal Balance Certificates (as defined in footnote (6) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X Certificates, would be equal to zero at all times, such class of Class X Certificates will not be issued on the closing date of this securitization (the “Closing Date”) or (b) the pass-through rate of any class of Principal Balance Certificates whose certificate balance comprises such notional amount is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time (the “WAC Rate”), the certificate balance of such class of Principal Balance Certificates may not be part of, and there would be a corresponding reduction in, such notional amount of the related class of Class X Certificates.
(3)	“Approximate Initial Credit Support” means, with respect to any class of Principal Balance Certificates, the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Principal Balance Certificates, if any, junior to such class of Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Principal Balance Certificates. The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates are represented in the aggregate.
(4)	Approximate per annum rate as of the Closing Date.
(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.
(6)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates (collectively, the “Principal Balance Certificates”, and collectively with the Class X and Class R certificates, the “Certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the WAC Rate, (iii) a rate equal to the lesser of a specified per annum rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage, but no less than 0.000%. The Certificates, other than the Class R certificates, are collectively referred to in this term sheet as the “Regular Certificates”. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(7)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $415,919,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balances	Expected Range of Weighted Avg. Lives (Yrs)	Expected Range of Principal Windows
Class A-4	$0 – $150,000,000	NAP – 9.57	NAP / 07/32 – 05/33
Class A-5	$265,919,000 – $415,919,000	9.90 – 9.78	05/33 – 06/33 / 07/32 – 06/33

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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CERTIFICATE SUMMARY (continued)
(8)	The Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X Certificates at the related pass through rate based upon the related notional amount. The notional amount of each class of the Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the Principal Balance Certificates identified in the same row as such class of Class X Certificates in the chart below (as to such class of Class X Certificates, the “Corresponding Principal Balance Certificates”):
Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB
Class X-B	Class A-S and Class B

(9)	The pass-through rate for each class of Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the WAC Rate over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(10)	The classes of Certificates set forth below “Non-Offered Certificates” in the table are not offered by this Term Sheet.
(11)	In satisfaction of the risk retention obligations of Citi Real Estate Funding Inc. (as “retaining sponsor” with respect to this securitization transaction), KKR CMBS II Aggregator Type 2 L.P. is expected to acquire and retain (directly or through one or more of its “majority-owned affiliates”), in accordance with the credit risk retention rules applicable to this securitization transaction, all of the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates (collectively, the “HRR Certificates”), which will collectively constitute an “eligible horizontal residual interest” with an aggregate fair value expected to represent at least 5.0% of the fair value, as of the closing date for this transaction, of all of the “ABS interests” (i.e., all of the certificates (other than the Class R certificates)) issued by the issuing entity. The certificate balances of the Class C and Class D-RR certificates may be reallocated between those classes based on the determination of the respective aggregate fair values, as of the closing date for this transaction, of (i) all of the HRR Certificates and (ii) all of the certificates (other than the Class R certificates), in order to satisfy the foregoing. “Retaining sponsor,” “ABS interests” and “eligible horizontal residual interest” have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus.
(12)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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MORTGAGE POOL CHARACTERISTICS
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$906,483,263
Number of Mortgage Loans	23
Number of Mortgaged Properties	160
Average Cut-off Date Balance	$39,412,316
Weighted Average Mortgage Rate	6.59258%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	105
Weighted Average Remaining Amortization Term (months)(4)	321
Weighted Average Cut-off Date LTV Ratio(5)	50.3%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	49.4%
Weighted Average UW NCF DSCR(6)	2.00x
Weighted Average Debt Yield on Underwritten NOI(7)	14.1%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	9.5%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	3.4%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	87.1%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	33.9%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	8.3%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	12.6%

(1)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a whole loan (as defined under “Collateral Overview—Whole Loan Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.
(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date. However, no such mortgage loans will be included in the Benchmark 2023-B39 Mortgage Trust.
(4)	Excludes mortgage loans that are interest-only for the entire term.
(5)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (i) “as-stabilized” or similar values other than “as-is” in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the Cut-off Date Balance or Balloon Balance, as applicable, net of a related earnout or holdback reserve, or (iii) the “as-is” appraised value for a portfolio of mortgaged properties that includes a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.
(6)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the Underwritten NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due.
(7)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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KEY FEATURES OF THE CERTIFICATES
Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. J.P. Morgan Securities LLC Deutsche Bank Securities Inc. Goldman Sachs & Co. LLC
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$906,483,263
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	K-Star Asset Management LLC (with respect to all serviced loans (other than the Back Bay Office whole loan)) and Situs Holdings, LLC (with respect to the Back Bay Office whole loan)
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Credit Risk Retention:	For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.
Closing Date:	On or about July 18, 2023
Cut-off Date:	With respect to each mortgage loan, the due date in July 2023 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to July 2023, the date that would have been its due date in July 2023 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)
Determination Date:	The 11th day of each month or next business day, commencing in August 2023
Distribution Date:	The 4th business day after the Determination Date, commencing in August 2023
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	July 2056
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (other than the Class X-A certificates); $1,000,000 minimum for the Class X-A certificates; and integral multiples of $1 thereafter for all the offered certificates
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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KEY FEATURES OF THE CERTIFICATES (continued)
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX, BLOOMBERG and Moody’s Analytics

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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TRANSACTION HIGHLIGHTS
■	$822,089,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 23 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $906,483,263 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $39,412,316 and are secured by 160 mortgaged properties located throughout 27 states.
—	LTV: 50.3% weighted average Cut-off Date LTV Ratio
—	DSCR: 2.00x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 14.1% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-4 / A-5 / A-SB
■	Loan Structural Features:
—	Amortization: 12.9% of the mortgage loans by Initial Pool Balance have scheduled amortization:
-	9.5% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity
-	3.4% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity
—	Hard Lockboxes: 84.5% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.10x coverage or (ii) a 8.0% debt yield, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 10 mortgage loans representing 30.1% of the Initial Pool Balance
-	Insurance: 5 mortgage loans representing 15.6% of the Initial Pool Balance
-	Replacement Reserves (Including FF&E Reserves): 12 mortgage loans representing 38.9% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 11 mortgage loans representing 48.2% secured by office, industrial, retail and mixed use properties
—	Predominantly Defeasance Mortgage Loans: 87.8% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Industrial: 31.2% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Retail: 31.1% of the mortgaged properties by allocated Initial Pool Balance are retail properties
—	Office: 18.7% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Hospitality: 11.9% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Mixed Use: 7.1% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

■	Geographic Diversity: The 160 mortgaged properties are located throughout 27 states, with only California (29.1%) having greater than 10.0% of the allocated Initial Pool Balance.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
9

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citi Real Estate Funding Inc. (“CREFI”)	7	107	$234,882,721	25.9%
JPMorgan Chase Bank, National Association (“JPMCB”)	5	5	193,970,542	21.4
Goldman Sachs Mortgage Company (“GSMC”)	4	4	161,880,000	17.9
German American Capital Corporation (“GACC”)	4	25	126,250,000	13.9
German American Capital Corporation / Goldman Sachs Mortgage Company(1)(2)	2	18	139,500,000	15.4
JPMorgan Chase Bank, National Association / Citi Real Estate Funding Inc. LLC(3)	1	1	$50,000,000	5.5
Total	23	160	$906,483,263	100.0%

(1)	The Novolex Portfolio mortgage loan (9.9%) is part of a whole loan as to which separate notes are being sold by GACC and GSMC. The Novolex Portfolio whole loan was co-originated by DBR Investments Co. Limited and Goldman Sachs Bank USA. The Novolex Portfolio mortgage loan is evidenced by six promissory notes; (i) notes A-1, A-3, A-4 and A-5, with an aggregate Cut-off Date Balance of $62,500,000 as to which GACC is acting as Mortgage Loan Seller; and (ii) notes A-6 and A-7-1, with an aggregate Cut-off Date Balance of $27,000,000 as to which GSMC is acting as Mortgage Loan Seller.
(2)	The Back Bay Office mortgage loan (5.5%) is part of a whole loan as to which separate notes are being sold by GACC and GSMC. The Back Bay Office whole loan was co-originated by Deutsche Bank AG, New York Branch, Goldman Sachs Bank USA, Wells Fargo Bank, National Association, New York Life Insurance Company, Teachers Insurance and Annuity Association of America. The Back Bay Office mortgage loan is evidenced by two promissory notes; (i) note A-4-1, with a Cut-off Date Balance of $30,000,000 as to which GACC is acting as Mortgage Loan Seller; and (ii) note A-8-1, with a Cut-off Date Balance of $20,000,000 as to which GSMC is acting as Mortgage Loan Seller.
(3)	The Soho Beach House Miami mortgage loan (5.5%) is part of a whole loan as to which separate notes are being sold by JPMCB and CREFI. The Soho Beach House Miami whole loan was co-originated by JPMCB and CREFI. The Soho Beach House Miami mortgage loan is evidenced by three promissory notes: (i) notes A-2 and A-3-1, with an aggregate Cut-off Date Balance of $33,400,000 as to which JPMCB is acting as Mortgage Loan Seller; and (ii) note A-5-1, with a Cut-off Date Balance of $16,600,000 as to which CREFI is acting as Mortgage Loan Seller.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/Rooms	Cut-off Date Balance Per SF/Unit/Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	Novolex Portfolio	$89,500,000	9.9%	Industrial	2,516,274	$50	1.81x	11.8%	60.3%
2	Seagate Campus	86,000,000	9.5	Industrial	574,775	$299	1.83x	13.6%	66.2%
3	Fashion Valley Mall	85,000,000	9.4	Retail	1,377,155	$327	3.15x	18.7%	31.5%
4	Pacific Design Center	64,400,000	7.1	Mixed Use	1,053,217	$233	2.17x	13.8%	47.8%
5	Lake Zurich Retail Portfolio	52,500,000	5.8	Retail	491,593	$107	1.37x	10.5%	58.3%
6	Four Springs Net Lease Portfolio	50,000,000	5.5	Industrial	1,316,654	$55	1.88x	11.3%	54.7%
7	Back Bay Office	50,000,000	5.5	Office	1,283,670	$370	2.55x	16.3%	33.7%
8	Soho Beach House Miami	50,000,000	5.5	Hospitality	50	$2,800,000	2.35x	17.9%	50.7%
9	Scottsdale Fashion Square	41,000,000	4.5	Retail	1,555,459	$450	1.92x	12.3%	38.4%
10	One & Two Commerce Square	40,000,000	4.4	Office	1,896,143	$116	1.52x	13.5%	51.4%
	Top 10 Total / Wtd. Avg.	$608,400,000	67.1%				2.10x	14.1%	50.1%
	Remaining Total / Wtd. Avg.	298,083,263	32.9				1.79x	14.2%	50.6%
	Total / Wtd. Avg.	$906,483,263	100.0%				2.00x	14.1%	50.3%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	With respect to each mortgage loan that is part of a whole loan (as identified under “Collateral Overview—Whole Loan Summary” below), the Cut-off Date Balance Per SF/Unit/Room, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.
(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definition of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
10

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer(3)	Special Servicer / Outside Special Servicer(3)
Novolex Portfolio	$89,500,000	9.9%	$35,500,000	—	$125,000,000	Benchmark 2023-B39	Midland	K-Star
Seagate Campus	$86,000,000	9.5%	$86,000,000	—	$172,000,000	Benchmark 2023-B39	Midland	K-Star
Fashion Valley Mall	$85,000,000	9.4%	$365,000,000	—	$450,000,000	BBCMS 2023-C20(4)	KeyBank(4)	LNR(4)
Pacific Design Center	$64,400,000	7.1%	$180,600,000	$20,000,000	$265,000,000	Benchmark 2023-B38	Midland	Argentic
Back Bay Office	$50,000,000	5.5%	$425,000,000	$65,000,000	$540,000,000	Benchmark 2023-B39	Midland	Situs
Soho Beach House Miami	$50,000,000	5.5%	$90,000,000	—	$140,000,000	Benchmark 2023-B39	Midland	K-Star
Four Springs Net Lease Portfolio	$50,000,000	5.5%	$22,200,000	—	$72,200,000	Benchmark 2023-B39	Midland	K-Star
Scottsdale Fashion Square	$41,000,000	4.5%	$659,000,000	—	$700,000,000	SCOTT 2023-SFS	Berkadia	KeyBank
One & Two Commerce Square	$40,000,000	4.4%	$180,000,000	—	$220,000,000	BBCMS 2023-C20(4)	KeyBank(4)	LNR(4)
Miracle Mile	$30,000,000	3.3%	$395,000,000	—	$425,000,000	MIRA 2023-MILE	Midland	KeyBank
J&O Industrial Facility	$26,480,000	2.9%	$20,000,000	—	$46,480,000	Benchmark 2023-B39	Midland	K-Star
Harborside 2-3	$25,000,000	2.8%	$200,000,000	—	$225,000,000	Benchmark 2023-V2	Midland	3650 REIT
Jaylor – Burger King Portfolio	$24,845,383	2.7%	$27,826,829	—	$52,672,212	BMO 2023-C5	Midland	Rialto
One Campus Martius	$23,300,000	2.6%	$194,700,000	—	$218,000,000	Benchmark 2022-B36	Midland	Midland
Hyatt Regency Indianapolis	$18,558,389	2.0%	$39,910,514	—	$58,468,902	BMO 2023-C5	Midland	Rialto
Platinum Tower	$14,990,542	1.7%	$8,994,325	—	$23,984,867	Benchmark 2022-B39	Midland	K-Star

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “whole loan”. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(2)	Each whole loan will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject whole loan. See, however, the chart entitled “Whole Loan Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held or deemed to be held by a third party or included in a separate securitization transaction.
(3)	In the above table, “Midland” refers to Midland Loan Services, a division of PNC Bank, National Association, “K-Star” refers to K-Star Asset Management LLC, “KeyBank” refers to KeyBank National Association, “LNR” refers to LNR Partners, LLC, “Argentic” refers to Argentic Services Company LP, “Situs” refers to Situs Holdings, LLC, “Berkadia” refers to Berkadia Commercial Mortgage LLC, “3650 REIT” refers to 3650 REIT Loan Servicing LLC and “Rialto” refers to Rialto Capital Advisors, LLC.
(4)	It is expected that the Fashion Valley Mall mortgage loan and the One & Two Commerce Square mortgage loan (i) will initially be serviced and administered under the BBCMS 2023-C20 pooling and servicing agreement, and (ii) upon the inclusion of the related controlling pari passu companion loan in a future commercial mortgage securitization transaction, will be serviced and administered pursuant to the servicing agreement governing that future commercial mortgage securitization transaction.

Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(3)	Cut-off Date Total Debt UW NOI Debt Yield(2)
Pacific Design Center	$64,400,000	$180,600,000	—	$20,000,000	—	—	47.8%	—	2.17x	—	13.8%	—
Back Bay Office	$50,000,000	$425,000,000	$40,000,000	$65,000,000	$580,000,000	6.77508620689655%	33.7%	41.1%	2.55x	1.94x	16.3%	13.4%
Harborside 2-3	$25,000,000	$200,000,000	$55,000,000	—	$280,000,000	6.75535714285714%	56.8%	70.7%	2.36x	1.64x	14.7%	11.8%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.
(3)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s) and exclude any related subordinate companion loan(s).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
11

COLLATERAL OVERVIEW (continued)

Whole Loan Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Whole Loan	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(4)	Aggregate Cut-off Date Balance
Novolex Portfolio	Serviced	Note A-1	Yes	—	Benchmark 2023-B39	$30,000,000
		Note A-2	No	DBRI	Not Identified	$25,000,000
		Note A-3	No	—	Benchmark 2023-B39	$15,000,000
		Note A-4	No	—	Benchmark 2023-B39	$10,000,000
		Note A-5	No	—	Benchmark 2023-B39	$7,500,000
		Note A-6	No	—	Benchmark 2023-B39	$25,000,000
		Note A-7-1	No	—	Benchmark 2023-B39	$2,000,000
		Note A-7-2	No	GSBI	Not Identified	$10,500,000

Seagate Campus	Serviced	Note A-1	Yes	—	Benchmark 2023-B39	$50,000,000
		Note A-2	No	—	Benchmark 2023-B39	$20,000,000
		Note A-3	No	—	Benchmark 2023-B39	$16,000,000
		Note A-4	No	—	BBCMS 2023-C20	$20,000,000
		Note A-5-1	No	—	BBCMS 2023-C20	$12,000,000
		Note A-5-2	No	UBS AG	Not Identified	$11,000,000
		Note A-6	No	WFBNA	Not Identified	$43,000,000

Fashion Valley Mall	Outside Serviced	Note A-1-1	Yes	BANA	Not Identified	$60,000,000
		Note A-1-2	No	BANA	Not Identified	$45,000,000
		Note A-1-3	No	—	BBCMS 2023-C20	$25,000,000
		Note A-1-4	No	BANA	Not Identified	$20,000,000
		Note A-2-1-1	No	—	Benchmark 2023-B39	$30,000,000
		Note A-2-1-2	No	JPMCB	Not Identified	$5,000,000
		Note A-2-2	No	—	Benchmark 2023-B39	$30,000,000
		Note A-2-3	No	—	Benchmark 2023-B39	$25,000,000
		Note A-2-4	No	JPMCB	Not Identified	$10,000,000
		Note A-3-1	No	BMO	Not Identified	$22,500,000
		Note A-3-2	No	BMO	Not Identified	$20,000,000
		Note A-3-3	No	—	BBCMS 2023-C20	$17,500,000
		Note A-3-4	No	BMO	Not Identified	$15,000,000
		Note A-3-5	No	BMO	Not Identified	$12,500,000
		Note A-3-6	No	BMO	Not Identified	$12,500,000
		Note A-4-1	No	BCREI	Not Identified	$35,000,000
		Note A-4-2	No	—	BBCMS 2023-C20	$25,000,000
		Note A-4-3	No	—	BBCMS 2023-C20	$15,000,000
		Note A-4-4	No	BCREI	Not Identified	$10,000,000
		Note A-4-5	No	BCREI	Not Identified	$10,000,000
		Note A-4-6	No	BCREI	Not Identified	$5,000,000

Pacific Design Center(6)	Outside Serviced	Note A-1	No	—	Benchmark 2023-B38	$65,600,000
		Note A-2	No	—	Benchmark 2023-B39	$34,400,000
		Note A-3	No	—	Benchmark 2023-B39	$30,000,000
		Note A-4	No	—	BBCMS 2023-C19	$40,000,000
		Note A-5	No	—	MSWF 2023-1	$15,000,000
		Note A-6	No	—	MSWF 2023-1	$10,000,000
		Note A-7	No	—	MSWF 2023-1	$10,000,000
		Note A-8	No	—	BBCMS 2023-C19	$25,000,000
		Note A-9	No	—	BMO 2023-C5	$15,000,000
		Note B	Yes	—	Benchmark 2023-B38 (Loan Specific)	$20,000,000

Four Springs Net Lease Portfolio	Serviced	Note A-1	Yes	—	Benchmark 2023-B39	$50,000,000
		Note A-2	No	GACC	Not Identified	$22,200,000

Back Bay Office(6)	Outside Serviced	Note A-1	No(6)	New York Life	Not Identified	$137,500,000
		Note A-2	No(6)	TIAA	Not Identified	$100,000,000
		Note A-3	No	DBNY	Not Identified	$22,500,000
		Note A-4-1	No(6)	—	Benchmark 2023-B39	$30,000,000
		Note A-4-2	No	DBNY	Not Identified	$25,000,000
		Note A-4-3	No	DBNY	Not Identified	$5,000,000
		Note A-5	No	DBNY	Not Identified	$30,000,000
		Note A-6	No	—	BANK 2023-5YR2	$50,000,000
		Note A-7-A	No	WFBNA	Not Identified	$15,000,000
		Note A-7-B	No	WFBNA	Not Identified	$10,000,000
		Note A-8-1	No	—	Benchmark 2023-B39	$20,000,000
		Note A-8-2	No	GSBI	Not Identified	$20,000,000
		Note A-8-3	No	GSBI	Not Identified	$10,000,000
		Note B-1	Yes(6)	DBNY(7)	Not Identified	$39,000,000
		Note B-2	No	WFBNA(7)	Not Identified	$26,000,000

Soho Beach House Miami	Serviced	Note A-1	No	JPMCB	Not Identified	$35,000,000
		Note A-2	Yes	—	Benchmark 2023-B39	$24,500,000
		Note A-3-1	No	—	Benchmark 2023-B39	$8,900,000
		Note A-3-2	No	JPMCB	Not Identified	$11,100,000
		Note A-4	No	JPMCB	Not Identified	$14,000,000
		Note A-5-1	No	—	Benchmark 2023-B39	$16,600,000
		Note A-5-2	No	CREFI	Not Identified	$4,900,000
		Note A-6	No	CREFI	Not Identified	$15,000,000
		Note A-7	No	CREFI	Not Identified	$10,000,000

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
12

COLLATERAL OVERVIEW (continued)
Mortgaged Property Name	Servicing of Whole Loan	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(4)	Aggregate Cut-off Date Balance
Scottsdale Fashion Square	Outside Serviced	Note A-1-S1	Yes	—	SCOTT 2023-SFS	$250,000,000
		Note A-2-S1	No	—	SCOTT 2023-SFS	$250,000,000
		Note A-1-C1	No	—	Benchmark 2023-B38	$25,000,000
		Note A-1-C2	No	—	Benchmark 2023-B38	$24,000,000
		Note A-1-C3	No	—	Benchmark 2023-B39	$41,000,000
		Note A-1-C4	No	—	Benchmark 2023-V2	$10,000,000
		Note A-2-C1	No	—	BBCMS 2023-C19	$40,000,000
		Note A-2-C2-1	No	—	Benchmark 2023-V2	$25,000,000
		Note A-2-C2-2	No	DBRI	Not Identified	$5,000,000
		Note A-2-C3-1	No	—	BBCMS 2023-C19	$25,000,000
		Note A-2-C3-2	No	DBRI	Not Identified	$5,000,000

One & Two Commerce Square	Outside Serviced	Note A-1	Yes	BANA	Not Identified	$30,833,333
		Note A-2	No	—	BBCMS 2023-C20	$20,000,000
		Note A-3	No	BANA	Not Identified	$12,500,000
		Note A-4	No	—	BBCMS 2023-C20	$10,000,000
		Note A-5	No	—	BBCMS 2023-C20	$30,000,000
		Note A-6	No	BCREI	Not Identified	$25,000,000
		Note A-7	No	BCREI	Not Identified	$10,000,000
		Note A-8	No	BCREI	Not Identified	$8,333,333
		Note A-9	No	—	Benchmark 2023-B39	$30,000,000
		Note A-10-1	No	JPMCB	Not Identified	$12,500,000
		Note A-10-2	No	JPMCB	Not Identified	$12,500,000
		Note A-11	No	—	Benchmark 2023-B39	$10,000,000
		Note A-12	No	JPMCB	Not Identified	$8,333,333

Miracle Mile	Outside Serviced	Note A-1-S1	Yes	—	MIRA 2023-MILE	$162,500,000
		Note A-2-S1	No	—	MIRA 2023-MILE	$106,250,000
		Note A-1-C1	No	—	Benchmark 2023-B39	$30,000,000
		Note A-1-C2	No	GSBI	Not Identified	$20,000,000
		Note A-3-C1	No	BANA	Not Identified	$67,000,000
		Note A-3-C2	No	BANA	Not Identified	$29,250,000
		Note A-3-C3	No	BANA	Not Identified	$10,000,000

J&O Industrial Facility	Serviced	Note A-1	Yes	—	Benchmark 2023-B39	$26,480,000
		Note A-2	No	GSBI	Not Identified	$20,000,000

Harborside 2-3	Outside Serviced	Note A-1	Yes	—	Benchmark 2023-V2	$50,000,000
		Note A-2-1	No	CREFI	Not Identified	$35,000,000
		Note A-2-2	No	—	BMO 2023-C5	$15,000,000
		Note A-3	No	—	Benchmark 2023-B39	$25,000,000
		Note A-4	No	CREFI	Not Identified	$25,000,000
		Note A-5	No	BMO	Not Identified	$22,500,000
		Note A-6-1	No	—	BMO 2023-C5	$15,000,000
		Note A-6-2	No	BMO	Not Identified	$2,500,000
		Note A-7	No	—	Benchmark 2023-V2	$15,000,000
		Note A-8	No	BMO	Not Identified	$10,000,000
		Note A-9	No	BMO	Not Identified	$10,000,000

Jaylor - Burger King Portfolio	Outside Serviced	Note A-1	Yes	—	BMO 2023-C5	$27,826,829
		Note A-2	No	—	Benchmark 2023-B39	$19,876,306
		Note A-3	No	—	Benchmark 2023-B39	$4,969,077

One Campus Martius	Outside Serviced	Note A-1	Yes	—	Benchmark 2022-B36	$50,000,000
		Note A-2	No	—	Benchmark 2022-B37	$30,000,000
		Note A-3	No	—	Benchmark 2023-B38	$25,000,000
		Note A-4-A	No	—	Benchmark 2023-B38	$2,500,000
		Note A-4-B	No	—	Benchmark 2023-B39	$13,300,000
		Note A-5	No	—	Benchmark 2023-B39	$10,000,000
		Note A-6	No	—	BANK 2022-BNK43	$46,200,000
		Note A-7	No	—	BANK 2022-BNK44	$25,000,000
		Note A-8	No	—	BANK 2022-BNK44	$16,000,000

Hyatt Regency Indianapolis	Outside Serviced	Note A-1	Yes	—	BMO 2023-C5	$39,910,514
		Note A-2	No	—	Benchmark 2023-B39	$18,558,389

Platinum Tower	Serviced	Note A-1	Yes	—	Benchmark 2023-B39	$14,990,542
		Note A-2	No	JPMCB	Not Identified	$8,994,325

(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related whole loan (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such whole loan with or without cause. See “Description of the Mortgage Pool—The Whole Loans” and “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus.
(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related whole loan, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(3)	Unless otherwise specified, with respect to each whole loan, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
13

COLLATERAL OVERVIEW (continued)
(4)	Unless otherwise specified, with respect to each whole loan, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization (a) that has closed or (b) as to which a preliminary prospectus or final prospectus has been filed with the SEC or (c) as to which a preliminary offering circular or final offering circular has been printed, that, in each such case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC nor has any preliminary offering circular or final offering circular been printed that identifies any future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. In the case of an outside securitization that has not closed, there is no assurance that such securitization will close. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held (or is expected to be held) by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.
(5)	Entity names have been abbreviated for presentation.

“BANA” means Bank of America, N.A.

“BCREI” means Barclays Capital Real Estate Inc.

“BMO” means Bank of Montreal.

“CREFI” means Citi Real Estate Funding Inc.

“DBNY” means Deutsche Bank AG, New York Branch.

“DBRI” means DBR Investments Co. Limited.

“GACC” means German American Capital Corporation.

“GSBI” means Goldman Sachs Bank USA.

“JPMCB” means JPMorgan Chase Bank, National Association.

“New York Life” means New York Life Insurance Company.

“TIAA” means Teachers Insurance and Annuity Association of America.

“WFBNA” means Wells Fargo Bank, National Association.

(6)	The subject whole loan is an AB whole loan or a Pari Passu-AB whole loan, and the Controlling Note as of the date hereof (as identified in the chart above) is a related subordinate note or a group of related subordinate notes, collectively. Upon the occurrence of certain trigger events specified in the related Co-Lender Agreement, however, control will generally shift to a more senior note (or, if applicable, first to one more senior note and, following certain additional trigger events, to other more senior notes) in the subject whole loan (each identified in the chart above as a “Control Shift Note”), which more senior note will thereupon become the Controlling Note. See “Description of the Mortgage Pool—The Whole Loans—The Pacific Design Center Pari Passu-AB Whole Loan” and “—The Back Bay Office Pari Passu-AB Whole Loan” in the Preliminary Prospectus for more information regarding the manner in which control shifts under each such whole loan.
(7)	Expected to be sold to a third-party investor, which as of the date of this Term Sheet is expected to be an affiliate or a managed account of Affinius Capital Management LLC or another entity managed by Affinius Capital Management LLC.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
14

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Pacific Design Center	GSMC	West Hollywood	California	Mixed Use	$64,400,000	7.1%	WFCMT 2014-LC16, COMM 2014-CCRE18
Soho Beach House Miami	JPMCB, CREFI	Miami Beach	Florida	Hospitality	$50,000,000	5.5%	Benchmark 2019-B10, GSMS 2019-GC39
Miracle Mile	GSMC	Las Vegas	Nevada	Retail	$30,000,000	3.3%	COMM 2013-CR12, CGCMT 2013-GC17, COMM 2013-CR11, GSMS 2013-GC16, JPMBB 2013-C15, JPMCC 2013-C16
Jaylor - Burger King Portfolio(2)	CREFI	Various	Various	Retail	$24,845,383	2.7%	COMM 2014-LC15, WFCM 2014-LC16
One Campus Martius	JPMCB	Detroit	Michigan	Office	$23,300,000	2.6%	TRTX 2022-FL5
Village Square	CREFI	Lake Zurich	Illinois	Retail	$23,200,000	2.6%	COMM 2014-UBS3
Hyatt Regency Indianapolis	CREFI	Indianapolis	Indiana	Hospitality	$18,558,389	2.0%	JPMCC 2019-FL12
Platinum Tower	JPMCB	Atlanta	Georgia	Office	$14,990,542	1.7%	JPMCC 2013-C10
Deerpath Court	CREFI	Lake Zurich	Illinois	Retail	$13,500,000	1.5%	COMM 2014-UBS3
Continental Shopping Plaza	GACC	Green Valley	Arizona	Retail	$12,250,000	1.4%	WFRBS 2013-C14
4255 Thunderbird Lane	GACC, GSMC	West Chester	Ohio	Industrial	$5,763,748	0.6%	BX 2018-IND

(1)	The table above includes mortgage loans secured by mortgaged properties for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.
(2)	The Jaylor – Burger King Portfolio Mortgage Loan is secured by 99 properties which were previously securitized in either COMM 2014-LC15 and/or WFCM 2014-LC16. See Annex A to the Preliminary Prospectus for more details.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
15

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Industrial	42	$282,660,000	31.2%	1.78x	59.9%	12.4%
Manufacturing	14	88,521,245	9.8	1.70x	61.7%	11.5%
R&D/Manufacturing	1	86,000,000	9.5	1.83x	66.2%	13.6%
Flex	3	34,424,183	3.8	1.70x	46.3%	13.7%
Warehouse/Distribution	11	32,993,873	3.6	1.86x	56.5%	11.5%
Manufacturing/Warehouse	4	21,084,481	2.3	1.82x	59.1%	11.7%
Warehouse	6	8,679,848	1.0	1.88x	54.7%	11.3%
Warehouse/Manufacturing	2	5,590,651	0.6	1.88x	54.7%	11.3%
Cold Storage	1	5,365,720	0.6	1.88x	54.7%	11.3%
Retail	107	$281,595,383	31.1%	2.12x	42.7%	14.6%
Super Regional Mall	2	126,000,000	13.9	2.75x	33.7%	16.6%
Anchored	5	100,750,000	11.1	1.45x	58.0%	10.8%
Regional Mall	1	30,000,000	3.3	1.96x	38.6%	14.0%
Single Tenant	99	24,845,383	2.7	1.79x	30.6%	19.9%
Office	6	$169,777,823	18.7%	2.00x	47.4%	14.5%
CBD	4	138,300,000	15.3	2.08x	47.4%	14.4%
Medical	1	16,487,281	1.8	1.55x	46.1%	13.5%
Suburban	1	14,990,542	1.7	1.78x	49.0%	16.9%
Hospitality	4	$108,050,057	11.9%	2.14x	50.8%	17.1%
Full Service	2	68,558,389	7.6	2.16x	48.2%	17.3%
Select Service	1	28,000,000	3.1	2.32x	53.3%	17.8%
Limited Service	1	11,491,668	1.3	1.55x	60.2%	14.4%
Mixed Use	1	$64,400,000	7.1%	2.17x	47.8%	13.8%
Office/Showroom/Lab	1	64,400,000	7.1	2.17x	47.8%	13.8%
Total	160	$906,483,263	100.0%	2.00x	50.3%	14.1%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
16

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
California	4	$263,400,000	29.1%	$2,255,000,000	24.7%	$146,155,544	26.4%
Nevada	2	66,000,000	7.3	1,162,600,000	12.8	63,424,263	11.5
Illinois	7	61,991,128	6.8	112,670,000	1.2	7,066,916	1.3
Arizona	3	54,216,620	6.0	1,848,450,000	20.3	87,917,962	15.9
Florida	6	51,590,291	5.7	284,250,000	3.1	25,573,864	4.6
Massachusetts	1	50,000,000	5.5	1,410,000,000	15.5	77,460,640	14.0
Ohio	10	42,296,314	4.7	101,330,000	1.1	6,951,907	1.3
Pennsylvania	2	41,538,712	4.6	431,900,000	4.7	29,949,266	5.4
Maryland	2	36,045,720	4.0	81,400,000	0.9	5,181,295	0.9
Texas	3	34,670,942	3.8	70,400,000	0.8	4,987,423	0.9
Michigan	5	31,518,283	3.5	383,330,000	4.2	26,420,212	4.8
Indiana	4	29,758,953	3.3	167,290,000	1.8	10,885,047	2.0
Minnesota	1	26,480,000	2.9	71,600,000	0.8	4,972,230	0.9
Georgia	3	25,697,730	2.8	73,700,000	0.8	5,828,974	1.1
New Jersey	1	25,000,000	2.8	396,000,000	4.3	33,170,872	6.0
Louisiana	57	13,333,076	1.5	92,450,000	1.0	5,617,076	1.0
Kansas	4	7,909,500	0.9	21,450,000	0.2	1,478,833	0.3
Connecticut	1	7,900,868	0.9	18,300,000	0.2	1,303,692	0.2
Tennessee	2	7,200,623	0.8	17,600,000	0.2	1,180,678	0.2
New York	2	6,329,013	0.7	15,240,000	0.2	1,039,621	0.2
Alabama	22	6,183,403	0.7	42,875,000	0.5	2,604,999	0.5
Idaho	1	5,914,857	0.7	13,700,000	0.2	975,988	0.2
Mississippi	9	2,711,324	0.3	18,800,000	0.2	1,142,250	0.2
Missouri	5	2,625,913	0.3	10,970,000	0.1	681,715	0.1
Nebraska	1	2,603,947	0.3	6,600,000	0.1	425,060	0.1
Wisconsin	1	2,007,597	0.2	4,650,000	0.1	331,266	0.1
Oregon	1	1,558,449	0.2	3,950,000	0.0	254,396	0.0
Total	160	$906,483,263	100.0%	$9,116,505,000	100.0%	$552,981,991	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
17

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
11,491,668 – 19,999,999	5	$73,777,880	8.1%
20,000,000 – 29,999,999	5	127,625,383	14.1
30,000,000 - 39,999,999	3	96,680,000	10.7
40,000,000 – 49,999,999	2	81,000,000	8.9
50,000,000 – 59,999,999	4	202,500,000	22.3
60,000,000 - 89,500,000	4	324,900,000	35.8
Total	23	$906,483,263	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.37 - 1.49	3	$114,980,000	12.7%
1.50 - 1.99	14	489,103,263	54.0
2.00 - 2.49	4	167,400,000	18.5
2.50 - 3.15	2	135,000,000	14.9
Total	23	$906,483,263	100.0%

(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	17	$789,430,000	87.1%
Amortizing Balloon	5	86,373,263	9.5
Interest Only, Amortizing Balloon	1	30,680,000	3.4
Total	23	$906,483,263	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applicable.

Distribution of Lockbox Types
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	18	$766,241,595	84.5%
Springing	5	140,241,668	15.5
Total	23	$906,483,263	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
30.6 - 39.9	5	$230,845,383	25.5%
40.0 - 49.9	5	145,116,212	16.0
50.0 - 59.9	8	293,750,000	32.4
60.0 - 66.2	5	236,771,668	26.1
Total	23	$906,483,263	100.0%

(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
14.3 - 39.9	6	$249,403,772	27.5%
40.0 - 49.9	4	126,557,823	14.0
50.0 - 59.9	9	305,241,668	33.7
60.0 - 66.2	4	225,280,000	24.9
Total	23	$906,483,263	100.0%

(1)	See footnotes (1), (3), and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	17	$612,823,263	67.6%
Recapitalization	3	156,180,000	17.2
Acquisition	3	137,480,000	15.2
Total	23	$906,483,263	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.730 - 5.9999	4	224,400,000	24.8%
6.000 - 6.4999	5	216,050,000	23.8
6.500 - 6.9999	6	195,325,383	21.5
7.000 - 7.4999	5	204,225,670	22.5
7.500 - 8.3050	3	66,482,210	7.3
Total	23	$906,483,263	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
18

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
10.5 - 10.9	3	$114,980,000	12.7%
11.0 - 11.9	3	162,800,000	18.0
12.0 - 12.9	1	41,000,000	4.5
13.0 - 13.9	5	219,137,281	24.2
14.0 - 14.9	4	97,171,668	10.7
15.0 - 15.9	1	18,558,389	2.0
16.0 - 19.9	6	252,835,925	27.9
Total	23	$906,483,263	100.0%

(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
9.8 - 10.9	4	$138,280,000	15.3%
11.0 - 11.9	3	151,750,000	16.7
12.0 - 12.9	3	97,487,281	10.8
13.0 - 13.9	6	241,130,057	26.6
14.0 - 14.9	1	25,000,000	2.8
15.0 - 15.9	1	28,000,000	3.1
16.0 - 19.3	5	224,835,925	24.8
Total	23	$906,483,263	100.0%

(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	1	$30,680,000	3.4%

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	6	$200,990,542	22.2%
120	17	705,492,721	77.8
Total	23	$906,483,263	100.0%

(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
56 - 60	6	$200,990,542	22.2%
108	1	23,300,000	2.6
115 - 120	16	682,192,721	75.3
Total	23	$906,483,263	100.0%

(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	17	$789,430,000	87.1%
180	1	24,845,383	2.7
360	5	92,207,880	10.2
Total	23	$906,483,263	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	17	$789,430,000	87.1%
178	1	24,845,383	2.7
357 - 360	5	92,207,880	10.2
Total	23	$906,483,263	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	12	$480,987,338	53.1%
Yield Maintenance or Defeasance	7	314,980,000	34.7
Yield Maintenance	4	110,515,925	12.2
Total	23	$906,483,263	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
TI/LC(1)	11	$384,927,823	48.2%
Replacement Reserves(2)	12	$352,977,880	38.9%
Real Estate Tax	10	$272,477,880	30.1%
Insurance	5	$141,478,949	15.6%

(1)	Percentage of the portion of the Initial Pool Balance secured by office, retail, industrial and mixed use properties.
(2)	Includes mortgage loans with FF&E reserves.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
19

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term (months)	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Back Bay Office	Office	$50,000,000	5.5%	60	2.55x	16.3%	33.7%
Scottsdale Fashion Square	Retail	$41,000,000	4.5%	56	1.92x	12.3%	38.4%
One & Two Commerce Square	Office	$40,000,000	4.4%	59	1.52x	13.5%	51.4%
Miracle Mile	Retail	$30,000,000	3.3%	59	1.96x	14.0%	38.6%
Harborside 2-3	Office	$25,000,000	2.8%	57	2.36x	14.7%	56.8%
Platinum Tower	Office	$14,990,542	1.7%	59	1.78x	16.9%	49.0%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the aggregate certificate balance of the Class A-2 certificates assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of Certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.
(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, BMO Capital Markets Corp., Barclays Capital Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
20

STRUCTURAL OVERVIEW
Distributions	The aggregate amount available for distribution to holders of the Certificates on each distribution date will be the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®.

On each Distribution Date, funds available for distribution to holders of the Certificates (exclusive of any portion thereof that represents (i) any yield maintenance charges and prepayment premiums collected on the mortgage loans and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“ Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A and Class X-B certificates: to interest on the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.
2.	Class A-1, A-2, A-4, A-5 and A-SB certificates: to the extent of Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-SB certificates until their certificate balance has been reduced to the Class A-SB scheduled principal balance set forth on Annex F to the Preliminary Prospectus for the relevant distribution date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal after the distributions to the Class A-SB certificates in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (ii) above, then (iv) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (iii) above, then (v) to principal on the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-4 certificates in clause (iv) above, then (vi) to principal on the Class A-SB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-5 certificates in clause (v) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Available Funds allocable to principal will be distributed to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates, pro rata, based on their respective certificate balances.
3.	Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates: to reimburse the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Available Funds allocable to principal remaining after distributions in respect of principal to each class of Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Available Funds allocable to principal remaining after distributions in respect of principal to each class of Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Available Funds allocable to principal remaining after distributions in respect of principal to each class of Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
7.	After the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Available Funds will be used to pay interest and principal and to reimburse (with interest at the related pass-through rate) any unreimbursed losses to the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates, sequentially in that order and with respect to each such class in a manner analogous to the Class C certificates pursuant to clause 6 above.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
21

STRUCTURAL OVERVIEW (continued)
Realized Losses	The certificate balances of the respective classes of Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, any such losses will be applied to the respective classes of Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class K-RR certificates; second, to the Class J-RR certificates; third, to the Class G-RR certificates; fourth, to the Class F-RR certificates; fifth, to the Class E-RR certificates; sixth, to the Class D-RR certificates; seventh, to the Class C certificates; eighth, to the Class B certificates; ninth, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Principal Balance Certificates.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B and Class C certificates have been reduced to zero, each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the available funds for such Distribution Date) is required to be distributed to holders of the Regular Certificates (excluding holders of the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates) as follows: (a) first such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) comprised of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB and Class X-A certificates, (ii) the group (the “YM Group A-S/B”) comprised of the Class X-B, Class A-S and Class B certificates, and (iii) the group (the “YM Group C” and, collectively with the YM Group A and the YM Group A-S/B, the “YM Groups”) comprised solely of the Class C certificates, pro rata, based upon the aggregate amount of principal distributed to the class or classes of Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Regular Certificates in such YM Group, in the following manner: (i) each class of Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to the subject class of Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Principal Balance Certificates in that YM Group on such Distribution Date, (Y) except in the case of a YM Group consisting solely of Principal Balance Certificates (for which the value of this subclause (Y) will be one (1) for each Class of those Principal Balance Certificates), the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and the subject class of Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates, if any, in such YM Group. If there is more than one class of Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, and Class C certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated to the holders of the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates as provided in the Benchmark 2023-B39 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the Benchmark 2023-B39 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any other related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the trustee will each be entitled to receive interest on advances they make at the prime rate (and, solely with respect to the master servicer, subject to a floor rate of 2.0% per annum), compounded annually.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
22

STRUCTURAL OVERVIEW (continued)

Serviced Mortgage

Loans/Outside Serviced	Mortgage Loans One or more whole loans may each constitute an “outside serviced whole loan”, in which case (as identified under “Collateral Overview—Whole Loan Summary” above), the Benchmark 2023-B39 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

One or more whole loans may be identified in the Preliminary Prospectus as a “servicing shift whole loan”, in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift whole loan will initially be serviced pursuant to the Benchmark 2023-B39 pooling and servicing agreement during which time such mortgage loan, such whole loan and each related companion loan will be a serviced mortgage loan, a serviced whole loan and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such whole loan and each related companion loan will be an outside serviced mortgage loan, an outside serviced whole loan and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the Benchmark 2023-B39 pooling and servicing agreement); each related whole loan constitutes a “serviced whole loan”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property (subject to certain downward adjustments permitted under the Benchmark 2023-B39 pooling and servicing agreement) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a whole loan will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the reduction in such P&I advance) will have the effect of reducing the amount of interest available to the most subordinate class(es) of Regular Certificates then outstanding (i.e., first, to the Class K-RR certificates, then, to the Class J-RR certificates, then, to the Class G-RR certificates, then, to the Class F-RR certificates, then, to the Class E-RR certificates, then, to the Class D-RR certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A and Class X-B certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event or an Operating Advisor Consultation Trigger Event, as well as the allocation and/or exercise of voting rights for certain purposes, any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balances of the Principal Balance Certificates as follows: first, to the Class K-RR, Class J-RR, Class G-RR, Class F-RR, Class E-RR, Class D-RR, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB, certificates, pro rata based on certificate balance.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
23

STRUCTURAL OVERVIEW (continued)

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a whole loan, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan, became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event or an Operating Advisor Consultation Trigger Event, any Collateral Deficiency Amounts will be allocable to the respective classes of Control Eligible Certificates (as defined below), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any mortgage loan (1) that became a corrected loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced whole loan, the party acting as special servicer with respect to such outside serviced whole loan pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced whole loan in accordance with the terms of the related outside servicing agreement during such time as such outside serviced whole loan constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.
Directing Holder	The “Directing Holder” with respect to any mortgage loan or whole loan serviced under the Benchmark 2023-B39 pooling and servicing agreement will be:
●	except (i) with respect to an excluded mortgage loan, (ii) with respect to a serviced whole loan as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled whole loan”), and (iii) during any period that a control termination event has occurred and is continuing, the Controlling Class Representative; and
●	with respect to any serviced outside controlled whole loan (which may include a servicing shift whole loan or a serviced whole loan with a controlling subordinate companion loan held outside the issuing entity), if and for so long as the applicable companion loan holder is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the controlling class representative, the holder of the related controlling note (during any such period, the “outside controlling note holder”), provided, that with respect to any serviced whole loan, the rights of the directing holder will be subject to and may be limited by the terms and provisions of any related co-lender agreement.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

An “excluded mortgage loan” is a mortgage loan or whole loan with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)

Controlling Class

Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance, as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided, however, that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the Class D-RR certificates will be the controlling class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, KKR CMBS II Aggregator Type 2 L.P., a Delaware limited partnership, or its affiliate, is expected to (i) purchase the HRR Certificates, and (ii) appoint KKR Real Estate Credit Opportunity Partners II L.P. or an affiliate as the initial Controlling Class Representative. KKR CMBS II Aggregator Type 2 L.P. or an affiliate may purchase additional Certificates.

Control Termination

Event	A “Control Termination Event” will, with respect to any mortgage loan, either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will, with respect to any mortgage loan, either (a) occur when none of the classes of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Consultation Termination Event will be deemed to exist.

Control/Consultation

Rights	With respect to any serviced loan, the applicable Directing Holder, if any, will be entitled to have consent and/or consultation rights under the Benchmark 2023-B39 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to such serviced loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the Benchmark 2023-B39 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan, and (ii) any serviced outside controlled whole loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate.

With respect to any serviced outside controlled whole loan (including any servicing shift whole loan for so long as it is serviced under the Benchmark 2023-B39 pooling and servicing agreement), the holder of the related Controlling Note or its representative (which holder or representative will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

With respect to each outside serviced whole loan, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)

the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced whole loan, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced whole loan.

See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Termination of

Special Servicer	At any time, the special servicer (but not any outside special servicer for any outside serviced whole loan) may be removed and replaced by the applicable Directing Holder, if any, with or without cause upon satisfaction of certain conditions specified in the Benchmark 2023-B39 pooling and servicing agreement.

Except in the case of a serviced outside controlled whole loan, and solely if a Control Termination Event has occurred and is continuing, the special servicer under the Benchmark 2023-B39 pooling and servicing agreement may be terminated and replaced pursuant to a vote of applicable certificateholders, with or without cause, in accordance with the procedures described under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Following a Control Termination Event” in the Preliminary Prospectus, upon the affirmative vote of (a) the holders of Regular Certificates evidencing at least 66-2/3% of the voting rights allocable to the Regular Certificates of those holders that voted on such matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) or (b) the holders of Non-Reduced Certificates entitled to vote on the matter evidencing more than 50% of the voting rights allocable to each class of such Non-Reduced Certificates.

At any time, the special servicer under the Benchmark 2023-B39 pooling and servicing agreement may be terminated and replaced with respect to all the serviced loans, if (i) the operating advisor (A) determines, in its sole discretion exercised in good faith, that the special servicer has failed to comply with the Servicing Standard and a replacement of the special servicer would be in the best interest of the holders of the Certificates (as a collective whole), and (B) recommends the replacement of the special servicer with respect to such serviced loans, and (ii) the holders of Certificates evidencing at least a majority of the aggregate outstanding principal balance of the Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) affirmatively vote to remove the special servicer in such capacity in accordance with the procedures set forth under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Based on the Recommendation of the Operating Advisor” in the Preliminary Prospectus.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled whole loan (including any servicing shift whole loan, for so long as it is serviced pursuant to the Benchmark 2023-B39 pooling and servicing agreement), only the holder of the related Controlling Note or its representative may terminate the special servicer without cause (solely with respect to the related whole loan) and appoint a replacement special servicer for that whole loan.

“Certificateholder Quorum” means a quorum that: (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of Certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of Certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all of the Certificates, on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders of Principal Balance Certificates evidencing at least 20% of the aggregate outstanding principal balance of all the Principal Balance Certificates, with such quorum including at least three Certificateholders or Certificate Owners that are not Risk Retention Affiliated with each other.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the Benchmark 2023-B39 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, any applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite time period, a replacement special servicer will be appointed in the manner specified in the Benchmark 2023-B39 pooling and servicing agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)
Voting Rights	At all times during the term of the Benchmark 2023-B39 pooling and servicing agreement, the voting rights for the Certificates will be allocated among the respective classes of holders thereof in the following percentages:
(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and
(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of Certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class R certificates will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses, including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12-month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (including special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (including special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% (or 0.75% in the case of the Back Bay Office mortgage loan) or (b) with respect to any serviced mortgage loan (or related serviced whole loan, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% (or 0.75% in the case of the Back Bay Office mortgage loan) and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than (i) default interest and (ii) any “excess interest” accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) on the related serviced loan (or related serviced whole loan, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)

In the case of an outside serviced whole loan, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:
●	reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;
●	reviewing reports provided by the special servicer to the extent set forth in the Benchmark 2023-B39 pooling and servicing agreement;
●	reviewing for accuracy certain calculations made by the special servicer;
●	issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the Benchmark 2023-B39 pooling and servicing agreement and identifying any material deviations therefrom;
●	recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the holders of the Certificates (as a collective whole); and
●	after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the Benchmark 2023-B39 pooling and servicing agreement) in respect of the applicable serviced loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amounts then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist.

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the Benchmark 2023-B39 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 30% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders of the Certificates (other than the Class R certificates) evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of the holders of Certificates evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the Benchmark 2023-B39 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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STRUCTURAL OVERVIEW (continued)

reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the Benchmark 2023-B39 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) with respect to a mortgage loan is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other holder or owner of Certificates may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other holder or beneficial owner of Certificates may deliver, within the time frame provided in the Benchmark 2023-B39 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request in connection with a mortgage loan, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the Benchmark 2023-B39 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Liquidated Loan Waterfall	Upon liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances and expenses) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.
Credit Risk Retention	This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this securitization transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 43) promulgated under Section 15G (“Regulation RR”), as an “eligible horizontal residual interest” in the form of the HRR Certificates. Citi Real Estate Funding Inc. will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to satisfy its risk retention obligation through the purchase by a third-party purchaser (directly or through one or more majority-owned affiliates) of the HRR Certificates. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citi Real Estate Funding Inc., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus.
Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the Benchmark 2023-B39 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the Benchmark 2023-B39 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
29

STRUCTURAL OVERVIEW (continued)
Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B and Class C certificates and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the Benchmark 2023-B39 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding Certificates (excluding the Class R certificates) for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
30

LOAN #1: NOVOLEX PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
31

LOAN #1: NOVOLEX PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
32

LOAN #1: NOVOLEX PORTFOLIO
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	17	Loan Seller		GACC, GSMC
Location (City / State)(1)	Various, Various	Cut-off Date Balance		$89,500,000
Property Type(1)	Industrial	Cut-off Date Balance per SF(2)		$49.68
Size (SF)	2,516,274	Percentage of Initial Pool Balance		9.9%
Total Occupancy as of 7/6/2023	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/6/2023	100.0%	Type of Security		Fee
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		6.22650%
Appraised Value(1)	$207,300,000	Original Term to Maturity (Months)		120
Appraisal Date	4/1/2023	Original Amortization Term (Months)		NAP
Borrower Sponsor	New Mountain Net Lease Partners II Corporation	Original Interest Only Period (Months)		120
Property Management	Self-Managed	First Payment Date		7/6/2023
		Maturity Date		6/6/2033

Underwritten Revenues	$15,224,795
Underwritten Expenses	$456,744	Escrows(3)
Underwritten Net Operating Income (NOI)	$14,768,052		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$14,315,122	Taxes	$0	Springing
Cut-off Date LTV Ratio(2)	60.3%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)	60.3%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	1.87x / 1.81x	TI / LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	11.8% / 11.5%	EIL Policy Reserve	$0	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount(2)	$125,000,000	100.0%	Return of Equity(4)	$120,571,062	96.5%
			Closing Costs	4,428,938	3.5
Total Sources	$125,000,000	100.0%	Total Uses	$125,000,000	100.0%

(1)	See the “Portfolio Summary” chart below for Location (City / State), Property Type, Year Built / Latest Renovation and Appraised Values of the individual Novolex Portfolio Properties (as defined below).
(2)	The Novolex Portfolio Mortgage Loan (as defined below) is part of the Novolex Portfolio Whole Loan (as defined below), which is evidenced by eight pari passu notes with an aggregate outstanding principal balance of $125.0 million. LTV Ratios, DSCR, Debt Yield and Cut-off Date Balance per SF set forth above are calculated based on the outstanding principal balance of the Novolex Portfolio Whole Loan.
(3)	See “—Escrows” below.
(4)	The borrower sponsor closed on the acquisition of 16 properties in February 2023 for $191.2 million and one property in March 2023 for $13.0 million. When combined with closing costs of approximately $4.4 million, the borrower sponsor’s remaining cash equity is $83.6 million.

■	The Mortgage Loan. The mortgage loan (the “Novolex Portfolio Mortgage Loan”) is part of a whole loan (the “Novolex Portfolio Whole Loan”) with an aggregate principal balance as of the Cut-off Date of $125,000,000, which is secured by a first mortgage lien encumbering the borrower’s fee interests in a portfolio of 17 industrial properties totaling 2,516,274 SF located in 11 states (each, individually, a “Novolex Portfolio Property”, and collectively, the “Novolex Portfolio” or the “Novolex Portfolio Properties”). The Novolex Portfolio Mortgage Loan is evidenced by the controlling note A-1 and the non-controlling notes A-3, A-4, A-5, A-6 and A-7-1 with an aggregate outstanding principal balance as of the Cut-off Date of $89,500,000, representing approximately 9.9% of the Initial Pool Balance. The Novolex Portfolio Whole Loan is comprised of eight pari passu notes with an aggregate principal balance as of the Cut-off Date of $125,000,000, as detailed in the “Whole Loan Summary” table below.

The Novolex Portfolio Whole Loan was co-originated by DBR Investments Co. Limited (“DBRI”) and Goldman Sachs Bank USA (“GSBI”) on May 19, 2023. DBRI will be contributing the controlling note A-1 and non-controlling notes A-3, A-4 and A-5 with an aggregate outstanding principal balance as of the Cut-off Date of $62,500,000 and GSBI will be contributing notes A-6 and A-7-1 with an aggregate outstanding principal balance as of the Cut-off Date of $27,000,000. The Novolex Portfolio Whole Loan requires interest-only payments during its entire term and accrues interest at a rate of 6.22650% per annum. The Novolex Portfolio Whole Loan proceeds were used to recapitalize the borrower following its acquisition of the Novolex Portfolio Properties in a sale-leaseback transaction in February 2023 and pay closing costs.

The Novolex Portfolio Whole Loan has an initial term of 120 months and a remaining term of 119 months as of the Cut-off Date. The scheduled maturity date of the Novolex Portfolio Whole Loan is the payment date in June 2033. Voluntary prepayment of the Novolex Portfolio Whole Loan in whole is permitted at any time on or after June 6, 2025 with payment of a prepayment fee equal to the greater of (i) 1% of the outstanding principal balance as of the prepayment date and (ii) the present value of the remaining scheduled principal and interest payments discounted by the lesser of the treasury rate or the swap rate, less the amount of principal being repaid. Voluntary prepayment of the Novolex Portfolio Whole Loan in whole is permitted on or after the payment date occurring in December 2032 without payment of any prepayment fee. Defeasance of the Novolex Portfolio Whole Loan in whole is permitted at any time after the earlier of (i) the second anniversary of the closing date of the securitization that includes the last pari passu note of the Novolex Portfolio Whole Loan to be securitized and (ii) May 19, 2026. The assumed defeasance lockout period of 25 payments is based on the expected closing date of the Benchmark 2023-B39 securitization in July 2023. The actual lockout period may be longer.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
33

LOAN #1: NOVOLEX PORTFOLIO

In addition, releases of Novolex Portfolio Properties are permitted in connection with a partial prepayment, a partial defeasance or a property substitution, as described below under “—Release of Collateral”. In connection with a partial release, a prepayment may be made at any time following the origination date.

The table below summarizes the promissory notes that comprise the Novolex Portfolio Whole Loan. The relationship between the holders of the Novolex Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$30,000,000	$30,000,000	Benchmark 2023-B39	Yes
A-2	25,000,000	25,000,000	DBRI(1)	No
A-3	15,000,000	15,000,000	Benchmark 2023-B39	No
A-4	10,000,000	10,000,000	Benchmark 2023-B39	No
A-5	7,500,000	7,500,000	Benchmark 2023-B39	No
A-6	25,000,000	25,000,000	Benchmark 2023-B39	No
A-7-1	2,000,000	2,000,000	Benchmark 2023-B39	No
A-7-2	10,500,000	10,500,000	GSBI(1)	No
Whole Loan	$125,000,000	$125,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Properties. The Novolex Portfolio consists of 17 industrial manufacturing, warehouse and distribution properties that total 2,516,274 SF located in Ohio (five properties / 29.8% of NRA), Georgia (two properties / 12.1% of NRA), Indiana (two properties / 11.2% of NRA), Kansas (one property / 10.8% of NRA), Idaho (one property / 7.5% of NRA), Texas (one property / 6.0% of NRA), Illinois (one property / 5.8% of NRA), Connecticut (one property / 5.8% of NRA), New York (one property / 4.8% of NRA), Tennessee (one property / 3.3% of NRA), and Wisconsin (one property / 2.8% of NRA). The Novolex Portfolio Properties are 100% occupied by subsidiaries of Novolex Holdings LLC (“Novolex”). Novolex (Moody’s: Caa2 S&P: B) is a North American manufacturer of high-volume packaging solutions. Novolex holds a top three market position across approximately 75% of product lines. Product line categories include paper bags (approximately 21% of revenues) folding cartons (approximately 17% of revenues), plastic food packaging (approximately 15% of revenues), plastic bags (approximately 15% of revenues) and compostable packaging items (approximately 9% of revenues).

The following table presents certain information relating to the individual Novolex Portfolio Properties:

Portfolio Summary

Property Name	City, State	Property Sub-Type	Year Built / Renovated	SF	Allocated Whole Loan Cut-off Date Balance	% of Allocated Whole Loan Cut-off Date Balance	Appraised Value	% of Appraised Value	Base Rent
2000 Commerce Center Drive	Franklin, OH	Manufacturing/Warehouse	2003 / NAP	275,345	$14,893,874	11.9%	$24,700,000	11.9%%	$1,796,626
1200 Northrop Road	Meriden, CT	Warehouse/Distribution	1987 / 2021-2022	145,819	11,034,732	8.8	18,300,000	8.8%	1,137,388
3400 Bagcraft Boulevard	Baxter Springs, KS	Manufacturing	1994 / NAP	272,330	10,100,097	8.1	16,750,000	8.1%	1,487,306
690 Unisia Drive	Monroe, GA	Manufacturing	2001 / NAP	160,925	9,828,751	7.9	16,300,000	7.9%	1,126,475
800 Koomey Road	Brookshire, TX	Manufacturing	1983 / 2023	151,748	9,346,358	7.5	15,500,000	7.5%	1,166,153
3900 West 43rd Street	Chicago, IL	Manufacturing	1956 / 1967	147,117	8,863,965	7.1	14,700,000	7.1%	1,029,819
540 West Nez Perce	Jerome, ID	Manufacturing/Warehouse	1973, 2004 / NAP	187,617	8,260,974	6.6	13,700,000	6.6%	945,121
4255 Thunderbird Lane	West Chester, OH	Manufacturing	1991, 2000, 2013 / NAP	195,280	8,049,928	6.4	13,350,000	6.4%	870,000
1001 North Madison Avenue	North Vernon, IN	Manufacturing	1959 / 1999	167,926	7,507,236	6.0	12,450,000	6.0%	930,390
17153 Industrial Highway	Caldwell, OH	Manufacturing	1958, 1995, 2002 / 2001	123,120	6,813,796	5.5	11,300,000	5.5%	883,805
999 North Madison Avenue	North Vernon, IN	Manufacturing	2005 / NAP	114,509	5,276,170	4.2	8,750,000	4.2%	652,347
407 Sangamore Road	Bremen, GA	Manufacturing	1975-2000 / NAP	144,060	5,125,422	4.1	8,500,000	4.1%	637,380
88 Nesbitt Drive	Holley, NY	Manufacturing	2002 / 2003, 2006, 2010	120,101	5,125,422	4.1	8,500,000	4.1%	632,897
310 Hartmann Drive	Lebanon, TN	Warehouse/Distribution	1968 / 1986, 1999	84,221	4,160,637	3.3	6,900,000	3.3%	473,743
101 Commerce Drive	Mount Vernon, OH	Manufacturing	1972, 1991 / NAP	82,103	4,130,487	3.3	6,850,000	3.3%	523,560
620 Hardin Street	Coldwater, OH	Manufacturing	1997 / NAP	74,369	3,678,244	2.9	6,100,000	2.9%	474,102
3100 East Richmond Street	Shawano, WI	Manufacturing	1983 / 1993, 2013	69,684	2,803,907	2.2	4,650,000	2.2%	348,768
Total				2,516,274	$125,000,000	100.0%	$207,300,000	100.0%%	$15,115,880

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
34

LOAN #1: NOVOLEX PORTFOLIO

The Novolex Portfolio Properties are responsible for approximately 25% of Novolex’s annual production volume and generate approximately $1.2 billion of annual revenue for Novolex. A majority of the Novolex Portfolio Properties serve Novolex’s largest customers, running seven days per week and employing over 1,000 people. On average, Novolex has been a tenant at the Novolex Portfolio Properties for approximately 25 years. In connection with a sale-leaseback transaction in February 2023, certain subsidiaries of Novolex (collectively, the “Novolex Tenant”) executed a 20-year, triple net master lease with the borrower expiring February 14, 2043 (the “Novolex Lease”). The lease is guaranteed by Clydesdale Acquisition Holdings, Inc, the parent company of Novolex. In April 2022, funds managed by Apollo Global Management, an alternative asset management firm with approximately $598 billion in assets under management (as of March 31, 2023), acquired an 86% majority stake in Novolex from The Carlyle Group, injecting $1.3 billion of new cash equity in Novolex.

Novolex produces flexible packaging with differentiated scale and breadth of product offerings. Novolex produces approximately 25,000 SKUs across paper and plastic products. Currently, the company has over 80 new projects in its innovation pipeline. Approximately 75% of the company’s products are sold to food and delivery users with a focus on quick service restaurant and fast-food operators. Novolex operates 57 manufacturing facilities in North America and Europe, including two recycling facilities.

Novolex maintains a diversified customer base with long tenured relationships. Novolex has direct relationships with its largest accounts, with the top 10 customers comprising approximately 32% of revenue. The average tenure of the company’s largest customers (including BUNZL, McDonald’s, Sysco and Kroger) is over 20 years. Novolex’s customers typically buy from multiple product lines (across both food and delivery and commercial/industrial product lines), making the company a “one-stop-shop” for flexible packaging.

The following table presents certain information relating to the sole tenant at the Novolex Portfolio Properties:

Sole Tenant Summary(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Novolex Tenant	NR/Caa2/B	2,516,274	100.0%	$15,115,880	100.0%	$6.01	2/14/2043	4, 5-year options
Total Occupied		2,516,274	100.0%	$15,115,880	100.0%	$6.01
Vacant		0	0.0%
Total / Wtd. Avg.		2,516,274	100.0%

(1)	Based on the underwritten rent roll as of July 6, 2023.
(2)	In some instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

The Novolex Lease permits a sale of one or more of the Novolex Portfolio Properties leased under the Novolex Lease to a Credit Entity (as defined below) that acquires all or substantially all of the assets (either directly or through the acquisition of equity interests) of a divisional business unit that operates at the premises leased under the Novolex Lease (such sale, a “Divisional Sale”).

A “Credit Entity” means any third party entity which is not an affiliate of Novolex or its lease guarantor that, on a proforma basis, after giving effect to the applicable transaction, (a) has a minimum EBITDA (as defined in any Senior Credit Facility (as defined below)) of 35 multiplied by the then-current annual base rent under the Novolex Lease, combined with a maximum Total Net Leverage Ratio (as defined in any Senior Credit Facility) of 6.5x; (b) has a credit rating of B or better from Standard and Poor's (or the equivalent rating from Moody's Investors Services, Fitch Group or any other nationally recognized rating agency); (c) has a minimum net worth of 80 multiplied by the then current annual base rent under the Novolex Lease; or (d) has posted a letter of credit in an amount equal to 12 months of the then current base rent, provided, however, that in any such case such entity has the expertise to operate the facility (either directly or through the engagement of a manager).

“Senior Credit Facility” means a credit facility secured by all or substantially all of the assets of Novolex and/or its lease guarantor and/or their affiliates then in effect, or if none is in effect, most recently in effect.

In connection with a Divisional Sale, the Novolex Lease may be split into more than one lease (any such additional lease, a “Separate Lease”), which leases will not be cross-defaulted. The Novolex Lease provides that no more than one such Separate Lease may be entered into during any 10-year period during the term of the Novolex Lease, and any such Separate Lease may not include more than five individual leased premises or leased premises for which the base rent exceeds 25% of the aggregate base rent under the Novolex Lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
35

LOAN #1: NOVOLEX PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the Novolex Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM & 2023	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0%	0.0%	0	0.0%	$0.00	0
2025	0	0.0%	0.0%	0	0.0%	$0.00	0
2026	0	0.0%	0.0%	0	0.0%	$0.00	0
2027	0	0.0%	0.0%	0	0.0%	$0.00	0
2028	0	0.0%	0.0%	0	0.0%	$0.00	0
2029	0	0.0%	0.0%	0	0.0%	$0.00	0
2030	0	0.0%	0.0%	0	0.0%	$0.00	0
2031	0	0.0%	0.0%	0	0.0%	$0.00	0
2032	0	0.0%	0.0%	0	0.0%	$0.00	0
2033	0	0.0%	0.0%	0	0.0%	$0.00	0
2034 & Thereafter	2,516,274	100.0	100.0%	15,115, 880	100.0	$6.01	1
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	2,516,274	100.0%		$15,115, 880	100.0%	$6.01	1

(1)	Based on the underwritten rent roll as of July 6, 2023.

The following table presents certain information relating to historical occupancy at the Novolex Portfolio Properties:

Historical Leased %(1)

2020	2021	2022	As of 7/6/2023(2)
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise. The Novolex Portfolio was 100% owner occupied prior to the borrower sponsor’s acquisition in February 2023.
(2)	Based on the underwritten rent roll as of July 6, 2023.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Novolex Portfolio Properties:

Cash Flow Analysis(1)(2)(3)

	Underwritten	Underwritten $ per SF
Rents In Place	$15,115,880	$6.01
Rent Steps	453,476	$0.18
Vacant Income	0	$0.00
Gross Potential Rent	$15,569,357	$6.19
CAM	456,744	$0.18
Other Income	0	$0.00
Total Gross Income	$16,026,100	$6.37
Vacancy / Credit Loss	(801,305)	($0.32)
Effective Gross Income	$15,224,795	$6.05
Total Expenses	456,744	$0.18
Net Operating Income	$14,768,052	$5.87
TI/LC	0	$0.00
Capital Expenditures	452,929	$0.18
Net Cash Flow	$14,315,122	$5.69

Occupancy(4)	95.0%
NOI Debt Yield(5)	11.8%
NCF DSCR(5)	1.81x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Based on the in-place rent roll as of July 6, 2023.
(3)	Historical cash flows are unavailable due to the recent acquisition of the Novolex Portfolio in a sale-leaseback transaction.
(4)	Represents the underwritten economic occupancy.
(5)	Based on the Novolex Portfolio Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
36

LOAN #1: NOVOLEX PORTFOLIO
■	Appraisal. According to the portfolio appraisal, the Novolex Portfolio Properties have an aggregate “as is” appraised value of $207,300,000 as of April 1, 2023.
■	Environmental Matters. According to the Phase I environmental reports dated December 12, 2022 through February 16, 2023, the environmental consultant identified recognized environmental conditions at the following Novolex Portfolio Properties: 3400 Bagcraft Boulevard, 3100 East Richmond Street, 800 Koomey Road, 3900 West 43rd Street, 17153 Industrial Highway and 101 Commerce Drive, and also identified controlled recognized environmental conditions and/or business environmental risks at the 1001 North Madison Avenue, 3900 West 43rd Street and 540 West Nez Perce properties. The borrower has obtained a premises environmental liability insurance policy from Great American E&S Insurance Company with respect to certain of the Novolex Portfolio Properties (the “EIL Policy”), which expires February 14, 2033 (prior to the maturity date of the Novolex Portfolio Whole Loan). See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus and “Escrows—EIL Policy Reserve” below.
■	Market Overview and Competition. The Novolex Portfolio is located across thirteen different markets in the United States with the largest markets by square foot being Cincinnati (18.7%), Atlanta (12.1%) and Indianapolis (11.2%). The portfolio markets are outlined below:

Market Overview(1)

Market	# of Properties	SF	Market Vacancy	Market Availability	Market Rent
Cincinnati – OH	2	470,625	3.0%	6.2%	$6.87
Atlanta – GA	2	304,985	4.3%	7.8%	$8.53
Indianapolis – IN	2	282,435	5.9%	9.4%	$7.11
Joplin – MO	1	272,330	1.8%	1.3%	$5.12
Columbus – OH	2	205,223	5.0%	8.5%	$7.55
Idaho Falls – ID	1	187,617	2.3%	3.0%	$9.25
Houston – TX	1	151,748	5.6%	10.5%	$8.63
Chicago – IL	1	147,117	3.9%	7.4%	$9.00
New Haven – CT	1	145,819	4.1%	5.6%	$9.09
Rochester – NY	1	120,101	5.1%	5.2%	$7.67
Nashville – TN	1	84,221	3.3%	5.4%	$10.40
Lima – OH	1	74,369	1.7%	3.0%	$4.89
Green Bay – WI	1	69,684	1.5%	3.1%	$5.88
Total / Wtd. Avg.	17	2,516,274	3.8%	6.2%	$7.57

(1)	Source: Third-party market research report.
■	The Borrower. The borrower is NM NVLX, L.P., a newly formed special purpose, bankruptcy-remote, single member Delaware limited partnership with two independent directors at the general partnership level. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Novolex Portfolio Whole Loan. The borrower sponsor and non-recourse carveout guarantor is New Mountain Net Lease Partners II Corporation, which is a subsidiary of New Mountain Capital, LLC.

New Mountain Capital, LLC is a New York, New York based alternative investment firm. As of January 2023, the firm managed private equity, public equity, credit, and real estate funds with $37 billion and approximately 17 million SF in assets under management. New Mountain Net Lease uses a private markets strategy that seeks to create a diversified portfolio of cash flowing, long-term leased real estate assets. New Mountain Net Lease closed its first net lease real estate fund, New Mountain Net Lease Partners, L.P. (“NMNLP”), with $533 million of equity capital commitments in April 2019. NMNLP’s investors include pension funds, insurance companies, asset managers, family offices, high net worth individuals and endowments. Since 2016, NMNLP has completed 46 net lease transactions representing more than $1.7 billion in acquisition value across NMNLP and New Mountain Net Lease Corporation. The borrower sponsor for the Novolex Portfolio Whole Loan is New Mountain’s second net lease real estate fund, which had raised approximately $800 million of commitments as of March 2023.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #1: NOVOLEX PORTFOLIO
■	Escrows.

Real Estate Tax Reserve. On each monthly payment date, the borrower is required to deposit an amount equal to 1/12 of the estimated annual real estate taxes into the tax reserve account; provided that such deposits are waived so long as the Reserve Waiver Conditions (as defined below) are satisfied.

Insurance Reserve. On each monthly payment date, the borrower is required to deposit 1/12 of estimated insurance premiums, unless an event of default has occurred; provided that such deposits are waived so long as the Tenant Insurance Conditions (as defined below) are satisfied.

Replacement Reserve. On each monthly payment date, the borrower is required to deposit $37,744.11 into a replacement reserve, subject to a cap of approximately $22,673,820; provided that such deposits are waived so long as the Reserve Waiver Conditions are satisfied.

TI/LC Reserve. On each monthly payment date, the borrower is required to deposit $209,689.50 into a TI/LC reserve, subject to a cap of $22,673,820; provided that such deposits are waived so long as the Reserve Waiver Conditions are satisfied.

EIL Policy Reserve. On each monthly payment date during the existence of an EIL Policy Trigger Period (defined below), the borrower is required to deposit all available cash into the EIL policy reserve for the purpose of purchasing a renewal or replacement of the EIL Policy that was in effect at origination.

An “EIL Policy Trigger Period” will commence nine months prior to the expiration of the current EIL Policy and will end on the earlier of (i) the date the borrower obtains an additional environmental liability insurance that satisfies the conditions set forth in the Novolex Portfolio Whole Loan documents or (ii) the date on which an amount equal to the cost of an additional environmental liability insurance policy has accumulated in the EIL policy reserve account.

“Tenant Insurance Conditions” means collectively, (i) no event of default has occurred and is continuing, and (ii) an insurance policy that satisfies the insurance requirements in the Novolex Portfolio Whole Loan documents is in effect with respect to all of the insurance policies required by the Novolex Portfolio Whole Loan documents.

“Reserve Waiver Conditions” mean, collectively, (i) the Novolex Lease (or (1) any Separate Lease entered into in connection with a Divisional Sale or (2) a replacement of the Novolex Lease which is entered into in accordance with the terms of the Novolex Portfolio Whole Loan documents) is in full force and effect, the entirety of each of the Novolex Portfolio Properties is demised pursuant to said lease, and the applicable lease is a “triple net” lease, (ii) no Trigger Period (as defined below) has occurred and is then continuing, (iii) the tenant under the Novolex Lease (or a replacement lease which is entered into in accordance with the terms of the Novolex Portfolio Whole Loan documents) is obligated, pursuant to its lease, to (w) pay all taxes, other charges, and any other assessments (if any), directly to the applicable governmental authority, (x) maintain insurance on all of the Novolex Portfolio Properties under an acceptable tenant policy, (y) perform and pay for all capital expenditures at the Novolex Portfolio Properties and (z) perform and pay for all other ongoing recurring property related operating expenses, (iv) such tenant performs all of such obligations in a timely manner (which, with respect to the obligations described in clause (iii)(w) means prior to the date that either such obligations become delinquent or any interest or penalties are incurred thereon, with respect to the obligations in clause (iii)(x) means in accordance with the timeframes set forth in the Novolex Whole Loan documents and with respect to the obligations described in clauses (iii)(y) and (iii)(z) means in accordance with the timeframes set forth in the Novolex Lease (or the applicable replacement lease)), and (v) upon the lender’s request, the borrower provides evidence of such timely performance by such tenant to the lender in a form acceptable to the lender in its reasonable discretion.

■	Lockbox and Cash Management. The Novolex Portfolio Whole Loan is structured with a hard lockbox and springing cash management. All funds in the lockbox accounts are required to be swept on a daily basis to an account designated by the borrower, unless a Trigger Period is continuing, in which case such funds are required to be swept on a daily basis into a cash management account controlled by the lender, and, provided no event of default is continuing under the Novolex Portfolio Whole Loan, applied to make required deposits (if any) to the tax and insurance reserves, pay debt service on the Novolex Portfolio Whole Loan, make required deposits (if any) to the replacement and TI/LC reserves, pay operating expenses and extraordinary operating expenses, and then to deposit excess cash flow (i) if an EIL Policy Trigger Period exists and no other Trigger Period, then exists, into the EIL policy reserve, (ii) if a Lease Sweep Period (as defined below) exists, into a lease sweep reserve, and (iii) during any other Trigger Period, into an excess cash flow reserve.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #1: NOVOLEX PORTFOLIO

A “Trigger Period” will commence upon the occurrence of (a) an event of default, (b) if the debt service coverage ratio of the Novolex Portfolio Whole Loan falls below 1.20x, (c) the commencement of a Lease Sweep Period or (d) the commencement of an EIL Policy Trigger Period and will end if, (i) with respect to a Trigger Period continuing pursuant to clause (a), the event of default commencing the Trigger Period has been cured, (ii) with respect to a Trigger Period continuing due to clause (b), the debt service coverage ratio is at least 1.25x for two consecutive quarters, (iii) with respect to a Trigger Period continuing due to clause (c), such Lease Sweep Period has ended or (iv) with respect to a Trigger Period continuing due to clause (d), such EIL Policy Trigger Period has ended.

A “Lease Sweep Period” will commence on the first monthly payment date following the occurrence of any of the following: (i) upon the date required under a Lease Sweep Lease (as defined below) by which the tenant thereunder is required to give notice of its exercise of a renewal option thereunder, (ii) the date that a Lease Sweep Lease is surrendered, cancelled or terminated prior to its then current expiration date or the receipt by the borrower or the property manager of notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate such Lease Sweep Lease, (iii) the date that any tenant under a Lease Sweep Lease “goes dark” or gives notice that it intends to discontinue its business (other than (i) a temporary discontinuance of business for a commercially reasonable time as the result of the performance of standard and customary alterations at the applicable Novolex Portfolio Property, (ii) any temporary discontinuance of business relating to an ongoing restoration at the applicable Novolex Portfolio Property pursuant to the terms of the loan agreement, or (iii) any temporary discontinuance of business as a result of (or in order to comply with) governmental restrictions on the use or occupancy of any Novolex Portfolio Property as a result of, or otherwise in connection with, any declared state of emergencies or any other pandemic or epidemic (including the COVID-19 pandemic) or any other government mandated quarantines, closures or disruptions, provided that the tenant resumes operations in its leased space within a reasonable period of time relative to other similarly situated tenants in the geographic area where the applicable Novolex Portfolio Property is located after such government restrictions are lifted) at an aggregate portion of the Novolex Portfolio Properties exceeding the lesser of (A) three individual Novolex Portfolio Properties or (B) one or more Novolex Portfolio Properties (or portions of Novolex Portfolio Properties on a pro rata basis) that, in the aggregate, account for 25% or more of the base rent under the applicable Lease Sweep Leases of the Novolex Portfolio Properties (provided that, from and after the occurrence of a Divisional Sale, the foregoing clause (A) will be deemed not to apply), (iv) upon a default in (x) payment of monthly base rent or (y) any other material monetary default (which continues for 60 days beyond any applicable notice and cure period) under a Lease Sweep Lease by the tenant thereunder; (v) the occurrence of a bankruptcy or insolvency of any tenant or its direct or indirect parent company (if any) under a Lease Sweep Lease, (vi) to the extent the applicable Lease Sweep Lease is set to expire on or before the date that is three years following the stated maturity date, a Lease Sweep Period will commence on the date that is 12 months prior to the stated maturity date or (vii) upon a decline in the credit rating of the tenant under a Lease Sweep Lease at or below “CCC-” or equivalent by any rating agency.

A Lease Sweep Period will end if: (a) in the case of all clauses above, the entirety of the Lease Sweep Lease space is leased pursuant to one or more replacement leases acceptable to the lender, as more fully described in the Novolex Portfolio Whole Loan documents (the “Acceptable Replacement Leases”) and, in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve (during the continuance of the subject Lease Sweep Period) to cover all anticipated approved Lease Sweep Lease space leasing expenses, free rent periods, and/or rent abatement periods set forth in all such Acceptable Replacement Leases and any shortfalls in required payments under the Novolex Portfolio Whole Loan documents or operating expenses as a result of any anticipated down time prior to the commencement of payments under such Acceptable Replacement Leases; (b) in the case of clause (i) above, the date on which the subject tenant under the Lease Sweep Lease irrevocably exercises its renewal or extension option with respect to all of its Lease Sweep Lease space, and in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve (during the continuance of the subject Lease Sweep Period) to cover all anticipated Lease Sweep Space leasing expenses approved by the lender, free rent periods and/or rent abatement periods in connection with such renewal or extension; (c) in the case of clause (ii) above, the tenant irrevocably rescinds its notice to surrender, cancel or terminate the Lease Sweep Lease, (d), in the case of clause (iii) above, the tenant reopens for business in the entirety of the Lease Sweep Lease space (or a portion thereof sufficient to avoid the trigger thresholds set forth in such clause (iii)), or rescinds its notice to discontinue its business, as applicable and continuously operates thereafter for at least 30 days; (e) in the case of clause (iv) above, the date on which (x) with respect to a default in the payment of base rent, the subject default has been cured, all arrearages in rent have been brought current and the applicable tenant has timely made the rental payment due for the calendar month immediately following the date of such cure and (y) with respect to any other material monetary default, the date on which the subject default has been cured, and no other monetary default under such Lease Sweep Lease occurs for a period of 30 days following such cure; (f) in the case of clause (v) above, either (x) the applicable bankruptcy or insolvency proceeding has terminated and the applicable Lease Sweep Lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to the lender or (y) the applicable Lease Sweep Lease space has been assumed and assigned to a third party in a manner

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #1: NOVOLEX PORTFOLIO

reasonably satisfactory to the lender, (g) in the case of clauses (iii) or (vii) above, the date that an amount equal to 18 months’ rent (in the case of clause (iii), for the applicable Lease Sweep Lease space that has gone dark) is deposited into the lease sweep reserve, and (h) in the case of clause (vii) above, if the credit rating of the tenant (or its parent entity) has been restored to at least “CCC” or its equivalent by the relevant rating agencies, (i) the date on which each of the following conditions is satisfied: (a) less than the entirety of the Lease Sweep Lease space (or applicable portion thereof) is leased pursuant to one or more qualified leases and paying full, unabated rent (which allows the Novolex Portfolio Properties to achieve a debt service coverage ratio of 1.20x) (such space, the “Tenanted Space”), (ii) sufficient funds have been accumulated in the lease sweep reserve account to cover all anticipated approved leasing expenses, free rent periods, and/or rent abatement periods in the Tenanted Space, and (iii) the funds in the lease sweep reserve are equal to 18 months’ rent applicable to the Untenanted Space (for purposes hereof, “Untenanted Space” means any portion of the applicable Lease Sweep Space which does not qualify as the Tenanted Space); and (j) with respect to any Lease Sweep Period commencing with respect to any Divisional Sweep Lease (as defined below within the definition of “Lease Sweep Lease”), the date on which the lease sweep funds in the lease sweep reserve collected with respect to the Divisional Sweep Lease (including any lease termination payments with respect to such Divisional Sweep Lease deposited into the lease sweep reserve) is equal to 18 months of rent under such Lease Sweep Lease, unless the applicable Lease Sweep Lease space has been leased pursuant to one or more leases which, in the aggregate, (x) require the borrower to incur expenses, including the payment of brokerage commissions, completion of tenant improvements or payment of tenant allowances, and/or (y) provide for free rent periods and/or rent abatement periods with respect to rent amounts, which, in the lender’s determination, exceed an amount equal to 18 months of rent under such lease (in which case the Lease Sweep Period in question will continue until the borrower satisfies clause (A) above).

"Lease Sweep Lease" means (i) the Novolex lease, (ii) any Separate Lease created pursuant to a Divisional Sale, provided that the Novolex Portfolio Properties subject to such Separate Lease comprise 15% or more of the aggregate base rent under all leases at the Novolex Portfolio Properties (any such Separate Lease, a “Divisional Sweep Lease”), and (iii) any replacement lease covering the lesser of (A) five or more individual Novolex Portfolio Properties or (B) one or more Novolex Portfolio Properties that, in the aggregate, exceed 15% of the base rent of the Novolex Portfolio Properties.

■	Property Management. The Novolex Portfolio is currently self-managed.
■	Current Mezzanine or Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.
■	Release of Collateral. The borrower may obtain the release of any Lease Sweep Defaulted Property (as defined below), Defaulted Individual Property (as defined below) and/or (subject to the lender's prior written consent) Divisional Sale Property (as defined below) upon satisfaction of the following conditions, among others: (i) either defeasance (if the release is on or after the defeasance lockout expiration date) or prepayment of a release amount equal to 110% of the allocated loan amount of such Novolex Portfolio Property, together with, in the case of a prepayment, payment of a prepayment fee equal to the greater of 1.0% of the amount prepaid and a yield maintenance premium, (ii) the sale of such Novolex Portfolio Property is (x) related to a default by the tenant under a Lease Sweep Lease, which default relates solely to the Novolex Portfolio Property being released (the “Lease Sweep Defaulted Property”) and after giving effect to the applicable release, no default will be ongoing with respect to any Lease Sweep Lease which demises any portion of the remaining Novolex Portfolio Properties (in which case, said sale may be either to a third party or to an affiliate of the borrower) or (y) pursuant to an arm’s-length agreement to a bona fide third party or (z) with respect to release of a Divisional Sale Property, a Divisional Sale has occurred and all Divisional Sale Properties are being released in connection therewith, (iii) the debt service coverage ratio of the remaining Novolex Portfolio Properties after such release is no less than the greater of (x) the debt service coverage ratio immediately prior to such release and (y) 1.81x, (iv) the loan-to-value ratio of the remaining Novolex Portfolio Properties after such release is no more than the lesser of (x) the loan-to-value ratio immediately prior to such release and (y) 60.3%, (v) the Novolex Portfolio Property being released is removed from the Novolex Lease, (vi) no event of default exists, except in connection with the release of a Defaulted Individual Property as to which the Defaulted Individual Property Conditions (as defined below) are satisfied, (vii) satisfaction of REMIC related conditions and (viii) with respect to a release of either (but not both) Novolex Portfolio Property located in Indiana (each an “Indiana Novolex Portfolio Property”), which are adjacent to each other, the released Novolex Portfolio Property is legally subdivided and on a separate tax lot from the remaining Indiana Novolex Portfolio Property, and satisfaction of conditions related to the remaining Indiana Novolex Portfolio Property's
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #1: NOVOLEX PORTFOLIO

compliance with zoning and the execution of easements allowing for the continued use of any shared facilities, access or parking.

"Defaulted Individual Property Conditions" will be deemed to exist with respect to an individual Novolex Portfolio Property securing the Novolex Portfolio Mortgage Loan (the "Defaulted Individual Property") to the extent that: (i) an event of default exists with respect to the related individual Novolex Portfolio Property that relates solely to the Defaulted Individual Property and would not exist but for such Defaulted Individual Property being an individual Novolex Portfolio Property under the Novolex Portfolio Whole Loan documents; (ii) either the lender has delivered notice to the borrower with respect to such event of default or has commenced exercising remedies in connection therewith; (iii) the borrower has demonstrated to the lender's reasonable satisfaction that it has promptly and diligently pursued a cure of such event of default; (iv) the borrower has been unable to effect a cure of such default; (v) after giving effect to a defeasance or prepayment in connection with the release of such Novolex Portfolio Property no event of default or material default will thereafter be continuing and (vi) after the release of such Novolex Portfolio Property, the borrower will not be subject to any material contingent liabilities relating to such Novolex Portfolio Property.

"Divisional Sale Property" means any Novolex Portfolio Novolex Portfolio Property subject to a Divisional Sale.

In addition, the Novolex Lease allows the Novolex Tenant, following the end of the third lease year (or, if permitted by the borrower’s mortgagee, following the end of the second lease year), and for each ten lease year period thereafter during the term of the Novolex Lease, to substitute one or more of the leased premises for which the base rent allocated to such leased premises does not exceed 10% of the aggregate base rent of all leased premises under the Novolex Lease at the time the substitution request is made. The Novolex Lease provides that the tenant’s right to effect such a substitution is conditioned on, among other things, (i) the substitute property must be a property as to which the landlord will hold fee title and be of “like kind and quality” as the relinquished property, as reasonably determined by the landlord, (ii) the substitute property must have a fair market value equal to or greater than that of the relinquished property, based on appraisals prepared by an independent MAI professional appraiser reasonably acceptable to both the landlord and Novolex Tenant (and the landlord will not be required to accept the substitute property unless its appraised value is equal to the greater of the allocated purchase price of the relinquished property and the appraised value of the relinquished property as of the date of substitution), (iii) upon the substitution, the relinquished property will be removed from the Novolex Lease and the substitute property will be added to the Novolex Lease, and the rent allocation for the substitute property cannot be less than that of the relinquished property and (iv) any customer and commercially reasonable requirements of the landlord’s mortgagee (i.e. the lender) must be satisfied in all respects.

In connection with such substitution rights under the Novolex Lease, the borrower may obtain the release of any one or more Novolex Portfolio Properties (each a “Novolex Release Property”) that do not represent more than 10% in the aggregate of the base rent of all of the Novolex Portfolio Properties, by substituting therefor another property as to which the fee interest is acquired by the borrower (each, a “Novolex Substitute Property”), provided that the following conditions, among others, are satisfied: (i) the lender is satisfied that the Novolex Substitute Property is of like kind and quality with the Novolex Release Property, including, without limitation, with respect to the age of the improvements, location and use, (ii) the number of Novolex Portfolio Properties remains the same after the substitution, (iii) the sale of the Novolex Release Property is (x) pursuant to an arm’s-length agreement to a third party not affiliated with the borrower or (ii) to an affiliate of the borrower pursuant to terms and conditions that would be set forth in a bona fide arm’s-length third-party transaction, (iv) after the substitution, each remaining borrower will be a special purpose bankruptcy remote entity, (v) the lender receives a current appraisal of the Novolex Substitute Property, in form and substance reasonably acceptable to it, showing a fair market value no less than the fair market value of the Novolex Release Property as of such date, (vi) the underwritten net cash flow of the Novolex Substitute Property is no less than the greater of (x) the underwritten net cash flow of the Novolex Release Property immediately preceding such substitution and (y) the underwritten net cash flow attributable to the Novolex Release Property as of the origination date of the Novolex Portfolio Whole Loan (as determined by the lender in its sole discretion); (vii) the debt service coverage ratio of the remaining Novolex Portfolio Properties (including the Novolex Substitute Property) after such substitution is no less than the greater of (x) the debt service coverage ratio immediately prior to such substitution and (y) 1.81x, (viii) the loan-to-value ratio of the remaining Novolex Portfolio Properties (including the Novolex Substitute Property) after such substitution is no more than the lesser of (x) the loan-to-value ratio immediately prior to such substitution and (y) 60.3%, (ix) the Novolex Release Property is removed from, and the Novolex Substitute Property is added to, the Lease Sweep Lease, on the same terms and conditions, except as required by the following clause (x), and the tenant of the Novolex Substitute Property is in possession of, and open and operating in the entirety of such Novolex Portfolio Property, (x) the rent payable under the lease at the Novolex Substitute Property is not materially greater than the rent for comparable space in the market in which such Novolex Substitute Property is located, (xi) no

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #1: NOVOLEX PORTFOLIO

event of default exists, except in connection with the substitution of a Novolex Release Property that is a Defaulted Individual Property as to which the Defaulted Individual Property Conditions are satisfied, (xii) satisfaction of REMIC related conditions, (xiii) a rating agency confirmation is obtained, and (xiv) the borrower has executed and delivered to the lender all additional information and documentation as would be reasonably acceptable to a reasonably prudent lender contemplating such a property release and substitution.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Novolex Portfolio Properties plus the cost of rental loss and/or business interruption coverage for 24 months. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the lender must accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
42

LOAN #2: SEAGATE CAMPUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
43

LOAN #2: SEAGATE CAMPUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
44

LOAN #2: SEAGATE CAMPUS
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller(2)		CREFI
Location (City / State)	Fremont, California	Cut-off Date Balance(2)		$86,000,000
Property Type	Industrial	Cut-off Date Balance per SF(1)		$299.25
Size (SF)	574,775	Percentage of Initial Pool Balance		9.5%
Total Occupancy as of 7/6/2023	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/6/2023	100.0%	Type of Security		Fee
Year Built / Latest Renovation	2010 / 2016	Mortgage Rate		7.04000%
Appraised Value	$260,000,000	Original Term to Maturity (Months)		120
Appraisal Date	4/13/2023	Original Amortization Term (Months)		NAP
Borrower Sponsor	Kato Road Cypress Holdings, LLC	Original Interest Only Period (Months)		120
Property Management	Self-Managed	First Payment Date		7/6/2023
		Maturity Date		6/6/2033

Underwritten Revenues	$28,021,697
Underwritten Expenses	$4,631,757	Escrows(3)
Underwritten Net Operating Income (NOI)	$23,389,940		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$22,468,077	Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	66.2%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)	66.2%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.91x / 1.83x	TI / LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	13.6% / 13.1%	Other(4)	$0	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$172,000,000	65.4%	Purchase Price	$260,000,000	98.9%
Borrower Sponsor Equity	90,443,933	34.4	Closing Costs	2,963,085	1.1
Other Sources(5)	519,152	0.2
Total Sources	$262,963,085	100.0%	Total Uses	$262,963,085	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Seagate Campus Whole Loan (as defined below).
(2)	The Seagate Campus Mortgage Loan (as defined below) is part of the Seagate Campus Whole Loan, which is comprised of seven pari passu promissory notes with an aggregate original balance of $172,000,000. The Seagate Campus Whole Loan was co-originated by Citi Real Estate Funding Inc. (“CREFI”), UBS AG and Wells Fargo Bank, National Association (“WFBNA”).
(3)	See “—Escrows” below.
(4)	Other monthly reserves include a springing free rent reserve. See “—Escrows” below.
(5)	Other Sources consist of prorated rent of approximately $519,152 from May 24, 2023 through May 31, 2023.

■	The Mortgage Loan. The Seagate Campus mortgage loan (the “Seagate Campus Mortgage Loan”) is part of a whole loan (the “Seagate Campus Whole Loan”) secured by the borrower’s fee interest in a 574,775 SF research and development / advanced manufacturing industrial property located in Fremont, California (the “Seagate Campus Property”). The Seagate Campus Whole Loan is comprised of seven pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $172,000,000. The Seagate Campus Mortgage Loan is evidenced by controlling Note A-1 and non-controlling Note A-2 and Note A-3, with an aggregate outstanding principal balance as of the Cut-off Date of $86,000,000, and represents approximately 9.5% of the Initial Pool Balance.

The Seagate Campus Whole Loan was co-originated on May 24, 2023 by CREFI, UBS AG and WFBNA and accrues interest at a fixed rate of 7.04000% per annum. The Seagate Campus Whole Loan has an initial term of 120 months, a remaining term of 119 months and is interest-only for the full term. The scheduled maturity date of the Seagate Campus Whole Loan is June 6, 2033.

Voluntary prepayment of the Seagate Campus Whole Loan is prohibited prior to December 6, 2032 but may be freely prepaid in whole (but not in part) thereafter. Defeasance of the Seagate Campus Whole Loan in whole (but not in part) is permitted at any time after the earlier of (i) May 24, 2026 and (ii) the second anniversary of the closing date of the securitization that includes the last note of the Seagate Campus Whole Loan to be securitized.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #2: SEAGATE CAMPUS

The table below summarizes the promissory notes that comprise the Seagate Campus Whole Loan. The relationship between the holders of the Seagate Campus Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.”

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2023-B39	Yes
A-2	20,000,000	20,000,000	Benchmark 2023-B39	No
A-3	16,000,000	16,000,000	Benchmark 2023-B39	No
A-4	20,000,000	20,000,000	BBCMS 2023-C20	No
A-5-1	12,000,000	12,000,000	BBCMS 2023-C20	No
A-5-2	11,000,000	11,000,000	UBS AG(1)	No
A-6	43,000,000	43,000,000	WFBNA(1)	No
Whole Loan	$172,000,000	$172,000,000

(1)	Expected to be contributed to one or more future securitization transactions.
■	The Mortgaged Property. The Seagate Campus Property is a two-story, Class A, LEED-Gold Certified, research and development / advanced manufacturing facility totaling 574,775 SF and is situated on approximately 30.0-acres in Fremont, California. The Seagate Campus Property was built in 2010 and is 100.0% leased to Seagate Technology LLC (“Seagate”) (NASDAQ: STX). The Seagate Campus Property features 103,000 SF of class 10 to 1,000 clean rooms, a 260,000-gallon ultrapure water system, 21 kV of power, 6,000 tons of HVAC capacity, 25,000 SF of warehouse space, rooftop solar panels, a full-service cafeteria and an on-site fitness center. The warehouse space at the Seagate Campus Property features 24’ ceiling heights, 13 dock-high doors, one drive-in loading door, and six grade-level loading doors. The Seagate Campus Property has 705 parking stalls on site, resulting in a parking ratio of approximately 1.23 spaces per 1,000 SF. Seagate invested approximately $200,000,000 into the Seagate Campus Property in 2016 to construct the R&D labs and manufacturing clean rooms for their hard disk drive manufacturing operations.

The sole tenant at the Seagate Campus Property is Seagate (574,775 SF; 100.0% of net rentable area; 100.0% of UW Base Rent). Founded in 1979, Seagate is a provider of data storage technology and infrastructure solutions. Seagate’s principal product is hard disk drives. Seagate also produces a range of data storage products including solid state drives, solid state hybrid drives, storage subsystems, and an edge-to-cloud mass data platform that includes data transfer shuttles and a storage-as-a-service cloud. Seagate has over 40,000 employees and uses the Seagate Campus Property as its operational headquarters.

Seagate’s lease at the Seagate Campus Property commenced in May 2023 and has a lease expiration in May 2028 with no termination options. Seagate is contractually obligated to renew its lease upon expiration of the initial five-year lease term and has two renewal options: (i) five years, with starting rent equal to the contractual fifth year rent plus 3.0%, with 3.0% annual increases thereafter, and, to the extent that Seagate elects such five-year extension option, Seagate will have a subsequent renewal option for ten years, or (ii) ten years, with rent to reset to the greater of (a) the contractual fifth year rent plus 3.0%, with 3.0% annual increases thereafter or (b) 90.0% of the then-fair market value rent, with 3.0% annual increases thereafter.

The following table presents certain information relating to the sole tenant at the Seagate Campus Property:

Sole Tenant(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Seagate	BB+/Ba2/BB	574,775	100.0%	$24,864,767	100.0%	$43.26	5/31/2028(4)	Various(4)
Total Occupied		574,775	100.0%	$24,864,767	100.0%	$43.26
Vacant Space		0	0.0	0	0.0	$0.00
Total / Wtd. Avg.		574,775	100.0%	$24,864,767	100.0%	$43.26

(1)	Based on the underwritten rent roll as of July 6, 2023.
(2)	Credit Ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps totaling approximately $724,217 that are underwritten through June 1, 2024.
(4)	Seagate is contractually obligated to renew its lease upon expiration of the initial five-year lease term and has two renewal options: (i) five years, with starting rent equal to the contractual fifth year rent plus 3.0%, with 3.0% annual increases thereafter, and, to the extent that Seagate elects such five-year extension option, Seagate will have a subsequent renewal option for ten years, or (ii) ten years, with rent to reset to the greater of (a) the contractual fifth year rent plus 3.0%, with 3.0% annual increases thereafter or (b) 90.0% of the then-fair market value rent, with 3.0% annual increases thereafter.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #2: SEAGATE CAMPUS

The following table presents certain information relating to the lease rollover schedule at the Seagate Campus Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)(2)

Year Ending	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)		% of Total UW Base Rent(3)		UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0		0.0%		$0.00	0
2023	0	0.0	0.0%	0		0.0		$0.00	0
2024	0	0.0	0.0%	0		0.0		$0.00	0
2025	0	0.0	0.0%	0		0.0		$0.00	0
2026	0	0.0	0.0%	0		0.0		$0.00	0
2027	0	0.0	0.0%	0		0.0		$0.00	0
2028(4)	574,775	100.0	100.0%	24,864,767		100.0		$43.26	1
2029	0	0.0	100.0%	0		0.0		$0.00	0
2030	0	0.0	100.0%	0		0.0		$0.00	0
2031	0	0.0	100.0%	0		0.0		$0.00	0
2032	0	0.0	100.0%	0		0.0		$0.00	0
2033	0	0.0	100.0%	0		0.0		$0.00	0
2034 & Thereafter	0	0.0	100.0%	0		0.0		$0.00	0
Vacant	0	0.0	100.0%	NA	P	NA	P	NAP	NAP
Total / Wtd. Avg.	574,775	100.0%		$24,864,767		100.0%		$43.26	1

(1)	Certain tenants may have termination or contraction options that may become exercisable prior to the originally stated expiration date of the tenant leases that are not considered in this rollover schedule.
(2)	Based on the underwritten rent roll as of July 6, 2023.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps totaling approximately $724,217 that are underwritten through June 1, 2024.
(4)	Seagate is contractually obligated to renew its lease upon expiration of the initial five-year lease term and has two renewal options: (i) five years, with starting rent equal to the contractual fifth year rent plus 3.0%, with 3.0% annual increases thereafter, and, to the extent that Seagate elects such five-year extension option, Seagate will have a subsequent renewal option for ten years, or (ii) ten years, with rent to reset to the greater of (a) the contractual fifth year rent plus 3.0%, with 3.0% annual increases thereafter or (b) 90.0% of the then-fair market value rent, with 3.0% annual increases thereafter.

The following table presents certain information relating to current leasing at the Seagate Campus Property:

Historical Leased %(1)

2020	2021	2022	As of 7/6/2023(2)
NAV	NAV	NAV	100.0%

(1)	Historical occupancy is unavailable due to the acquisition of the Seagate Campus Property at origination of the Seagate Campus Whole Loan in a sale-leaseback transaction.
(2)	Based on the underwritten rent roll as of July 6, 2023.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #2: SEAGATE CAMPUS
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Seagate Campus Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent	$24,140,550	$42.00
Contractual Rent Steps(3)	724,217	$1.26
Total Reimbursements	4,631,757	$8.06
Gross Potential Rent	$29,496,523	$51.32
Vacancy & Credit Loss	(1,474,826)	($2.57)
Effective Gross Income	$28,021,697	$48.75

Real Estate Taxes	$3,021,106	$5.26
Insurance	300,000	$0.52
Management Fee	840,651	$1.46
Other Operating Expenses(4)	470,000	$0.82
Total Expenses	$4,631,757	$8.06

Net Operating Income	$23,389,940	$40.69
Replacement Reserves	57,478	$0.10
TI / LC	864,386	$1.50
Net Cash Flow	$22,468,077	$39.09

Occupancy(5)	95.0%
NOI Debt Yield(6)	13.6%
NCF DSCR(6)	1.83x

(1)	Based on the underwritten rent roll as of July 6, 2023.
(2)	Historical financial information is unavailable due to the acquisition of the Seagate Campus Property at origination of the Seagate Campus Whole Loan in a sale-leaseback transaction.
(3)	Underwritten Contractual Rent Steps totaling approximately $724,217 are underwritten through June 1, 2024.
(4)	Other Operating Expenses are primarily attributable to CAM expenses and general and administrative expenses.
(5)	Underwritten Occupancy is based on the economic occupancy.
(6)	Underwritten NOI Debt Yield and NCF DSCR are based on the Seagate Campus Whole Loan.

■	Appraisal. According to the appraisal, the Seagate Campus Property has an “as-is” appraised value of $260,000,000 as of April 13, 2023. The appraiser also concluded to a “go dark” appraised value of $212,000,000 as of April 13, 2023.
■	Environmental Matters. According to the Phase I environmental report dated as of March 9, 2023, there are no recognized environmental conditions or recommendations for further action at the Seagate Campus Property.
■	Market Overview and Competition. The Seagate Campus Property is located in Fremont, California within the Silicon Valley Regional R&D market. Primary access to the Seagate Campus Property is provided by Interstate 880, which is a north-south interstate highway in the San Francisco Bay area of Northern California. Fremont is the fourth largest city in the Bay Area with a population of 230,504 as of 2020. Fremont is influenced by its proximity to Silicon Valley and the tech industry presence in the local area. Top employers in Fremont include Tesla Motors Inc, LAM Research, and Synnex Corporation, among others.

According to the appraisal, the Seagate Campus Property is located in the Fremont R&D submarket of the Silicon Valley Regional R&D market. As of December 31, 2022, the submarket had an inventory of approximately 18.18 million SF and a vacancy rate of 6.5%. The appraiser concluded a market rent of $42.00 PSF for the Seagate Campus Property.

According to the appraisal, the 2022 population and average household income within a one-, three- and five-mile radius of the Seagate Campus Property was 8,386, 56,129, and 189,822 and $219,043, $219,975 and $203,059, respectively.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
48

LOAN #2: SEAGATE CAMPUS

The following table presents certain information relating to comparable industrial property sales to the Seagate Campus Property:

Summary of Comparable Industrial Property Sales(1)

Property Name / Address	Location	Year Built/Renovated	Transaction Date	Price	Price/SF	Size (SF)
Seagate Campus	Fremont, CA	2010/2016	May-23	$260,000,000	$452.35	574,775(2)
47488 Kato Road
Montague Crossings	San Jose, CA	1985/2020	Nov-22	$94,700,000	$452.19	209,425
2520 & 2560 Junction Avenue and 541 E. Trimble Road
5300-5350 Hellyer Avenue	San Jose, CA	2000/NAP	Nov-21	$64,250,000	$401.56	160,000
5300-5350 Hellyer Avenue
Arden Corporate Park	Fremont, CA	1986/2014	Jul-21	$140,000,000	$452.51	309,387
6401-6607 Kaiser Drive
Mt. Eden Business Park	Hayward, CA	1999/NAP	Jun-21	$155,000,000	$418.93	369,986
25821-25901 Industrial Boulevard
3300 Olcott Street	Santa Clara, CA	1979/NAP	May-21	$45,000,000	$425.88	105,664
3300 Olcott St.
Rio Tech Park	San Jose, CA	1984/2015	Apr-21	$169,200,000	$447.88	377,776
30-314 Rio Robles

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll as of July 6, 2023.
■	The Borrower. The borrower is MC Kato Realty LLC, a Delaware limited liability company and single-purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Seagate Campus Whole Loan.

The borrower sponsor and non-recourse carveout guarantor is Kato Road Cypress Holdings, LLC. Kato Road Cypress Holdings, LLC is an affiliate of Sixth Street, a global investment firm with over $65 billion in assets under management and committed capital.

■	Escrows. At origination of the Seagate Campus Whole Loan, the borrower was not required to deposit any upfront reserves.

Tax Reserve – On each monthly payment date, the borrower is required to deposit into a real estate tax reserve account 1/12th of the taxes that the lender estimates will be payable by the borrower over the next ensuing 12-month period; provided, however, so long as the Reserve Waiver Conditions (as defined below) are satisfied, the monthly tax deposits will be suspended.

Insurance Reserve – On each monthly payment date, the borrower is required to deposit into an insurance reserve account 1/12th of an amount which would be sufficient to pay the insurance premiums due by the borrower for the renewal of the coverage afforded by the insurance policies; provided, however, so long as the Reserve Waiver Conditions are satisfied, the monthly insurance deposits will be suspended.

Free Rent Reserve – To the extent that Seagate exercises its ten-year extension option in accordance with the Seagate Campus Whole Loan documents and the Seagate lease, then commencing March 6, 2027 and ending June 6, 2028, the borrower will be required to deposit into a free rent account approximately $1,159,492 on each monthly payment date.

“Reserve Waiver Conditions” means each of the following conditions: (i) the Specified Tenant (as defined below) continues to make its payments and perform the obligations required under the applicable Specified Tenant lease, in each case, relating to the obligations and liabilities for which the applicable reserve account was established and delivers evidence of the same by no later than the dates required in the Seagate Campus Whole Loan documents, (ii) the Single Tenant Condition (as defined below) is satisfied and (iii) no Trigger Period (as defined below) has occurred and is continuing.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
49

LOAN #2: SEAGATE CAMPUS

“Single Tenant Condition” means (i) a Single Tenant Lease (as defined below) is in full force and effect, (ii) no Specified Tenant Trigger Period (as defined below) is ongoing with respect to such lease, and (iii) no event of default has occurred and is then continuing.

“Single Tenant Lease” means the Seagate lease (or a single replacement lease with an un-affiliated third party which is entered into in accordance with the terms of the Seagate Campus Whole Loan documents) whereby the entirety of the Seagate Campus Property is demised pursuant to such lease and the applicable lease is a “triple net” lease.

■	Lockbox and Cash Management. The Seagate Campus Whole Loan is structured with a hard lockbox and springing cash management. At origination of the Seagate Campus Whole Loan, the borrower was required to deliver a notice to Seagate directing it to remit all payments due under its lease directly to the lender-controlled lockbox account. The borrower is required to immediately deposit, or cause the property manager to immediately deposit, all revenue derived from the Seagate Campus Property into the lockbox account. All funds deposited into the lockbox are required to be released to the borrower on each business day unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Seagate Campus Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds will be applied in accordance with the Seagate Campus Whole Loan documents.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence of an event of default, (ii) the debt service coverage ratio being less than 1.10x as of the end of any calendar quarter (a “DSCR Trigger”); provided, however, that no DSCR Trigger will be deemed to exist pursuant to this clause (ii) to the extent that the Single Tenant Condition is satisfied, and (iii) the occurrence of a Specified Tenant Trigger Period, and (B) expiring upon (x) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.10x for one calendar quarter, and (z) with regard to any Trigger Period commenced in connection with clause (iii) above, such Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the Seagate Campus Whole Loan documents.

A “Specified Tenant” means (i) Seagate, (ii) any other lessee(s) of the Specified Tenant space (or any portion thereof) and (iii) any guarantor(s) of the applicable related Specified Tenant lease(s).

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest of (i) a Specified Tenant being in monetary or material non-monetary default under the applicable Specified Tenant lease beyond all applicable notice and cure periods (including, without limitation, for the avoidance of doubt, Seagate’s failure to post the letter of credit (as defined in and when required under the Seagate lease)), (ii) a Specified Tenant failing to be in actual, legal possession of the Specified Tenant space (or applicable portion thereof), (iii) other than in connection with a Permitted Dark Event (as defined below), a Specified Tenant failing to be open for business during customary hours and “going dark” in greater than 50% of the Specified Tenant space (or applicable portion thereof), (iv) a Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space (or applicable portion thereof), (v) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (vi) any bankruptcy or similar insolvency of a Specified Tenant, and (vii) if, as of December 6, 2031 (the “Specified Tenant Extension Test Date”), the Specified Tenant has failed to extend or renew the Specified Tenant lease in accordance with the Seagate Campus Whole Loan documents, then a Specified Tenant Trigger Period will commence on the Specified Tenant Extension Test Date; provided, however, that no Specified Tenant Trigger Period will be deemed to exist pursuant to clauses (i) – (vi) above during any period that the Collateral Cure Conditions (as defined below) are satisfied); and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below) or (2) (x) the borrower re-tenanting the entire Specified Tenant space (or applicable portion thereof) pursuant to one or more leases in accordance with the applicable terms and conditions of the Seagate Campus Whole Loan documents and (y) except to the extent the replacement lease is a Single Tenant Lease, the lender having determined that the debt service coverage ratio equals or exceeds 1.25x and the applicable Specified Tenant excess cash flow condition in accordance with the applicable terms and conditions of the Seagate Campus Whole Loan documents is satisfied in connection therewith.

A “Permitted Dark Event” will be deemed to occur with respect to a tenant that has discontinued operations or “gone dark” in all or any portion of the premises demised pursuant to its lease to the extent (and for so long as) one or more of the following conditions is satisfied: (i) such discontinuation is effectuated in order to comply with governmental

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
50

LOAN #2: SEAGATE CAMPUS

restrictions which restrict the use or occupancy of the Seagate Campus Property as a result of, or otherwise in connection with, the COVID-19 pandemic or any other pandemic or epidemic and the applicable tenant resumes operations in its demised premises within 90 days after such governmental restrictions are lifted, (ii) such discontinuation: (x) is related to ongoing standard and customary upgrades or renovations by the applicable tenant to such tenant’s demised premises pursuant to and in accordance with its lease, (y) such tenant is pursuing the applicable upgrades or renovation in a good faith diligent manner, and (z) the applicable closure is not anticipated to and does not actually last for a period in excess of 90 days, (iii) such discontinuation is in connection with an ongoing restoration of the Seagate Campus Property by the borrower in accordance with the Seagate Campus Whole Loan documents, and the applicable tenant resumes operations in its demised premises within 90 days after the applicable restoration is complete; or (iv) day-to-day fluctuation (as opposed to systematic discontinuance) in use of the premises demised pursuant to the applicable lease as a result of the existence of “work from home”, “flex work” or similar policies of the tenant with respect to its employees such that a portion of said employees are not physically present at the Seagate Campus Property during all or a portion of regular working hours on any given day and whereby the following conditions remain satisfied: (x) such tenant’s business continues to be generally administered in a manner that requires physical space similar to the demised premises, (y) a majority of such tenant’s demised premises remains available and functional for the use contemplated by such tenant’s lease and (z) onsite staff remain in place during normal business hours at the applicable premises to implement and provide standard and customary administrative services with respect to the applicable space (i.e. mailroom, reception, administrative assistance, etc.).

“Specified Tenant Cure Conditions” means each of the following, as applicable (a) with respect to a Specified Tenant Trigger Period described in clause (i) of the definition thereof, the applicable Specified Tenant has cured all monetary and material non-monetary defaults under the applicable Specified Tenant lease, (b) with respect to a Specified Tenant Trigger Period described in clause (ii) and (iii) of the definition thereof, the applicable Specified Tenant is in actual, physical possession of the Specified Tenant space (or applicable portion thereof) and, unless a Permitted Dark Event is ongoing with respect to the applicable Specified Tenant, open for business during customary hours and not “dark” in 50% of more of the Specified Tenant space (or applicable portion thereof), (c) with respect to a Specific Tenant Trigger Period described in clause (iv) of the definition thereof, the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (d) with respect to a Specific Tenant Trigger Period described in clause (vii) of the definition thereof, the applicable Specified Tenant has renewed or extended the applicable Specified Tenant lease in accordance with the terms of the Seagate Campus Whole Loan documents and the Specified Tenant lease for the applicable Specified Tenant renewal term, (e) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, (1) the applicable Specified Tenant has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction or (2) the applicable Specified Tenant lease has been assumed by the Specified Tenant under the Specified Tenant lease and assigned to a third party in compliance with the assignment and assumption requirements of the Specified Tenant lease, without modification of such Specified Tenant lease or any guaranty thereof, in a manner reasonably satisfactory to the lender pursuant to a final, non-appealable order of the bankruptcy court, and in connection therewith, in each case (whether under the foregoing clause (1) or clause (2)), and (f) with respect to a Specific Tenant Trigger Period described in clause (iv) of the definition thereof, the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease (unless a free rent period or similar rent concession is ongoing and all such free rent or the amount of the similar concession is reserved with the lender).

“Collateral Cure Conditions” will be deemed to exist if and for so long as the borrower deposits cash into an account with the lender or delivers to the lender a letter of credit which, in either case, serves as additional collateral for the Seagate Campus Whole Loan, in an amount equal to the Collateral Deposit Projection Amount (as defined below) if and to the extent a Trigger Period were to remain ongoing and, thereafter, for so long as the borrower elects to satisfy the Collateral Cure Conditions in order to avoid a Trigger Period (as set forth in clause (i) through (vi) of the definition of Specified Tenant Trigger Period) on each one year anniversary of the date that the borrower made such deposit (or delivered such letter of credit), the borrower is required to deposit additional cash collateral in the amount of the Collateral Deposit Projection Amount (as determined by the lender for the 12-month period following such anniversary date) or increase the amount of the letter of credit by an amount equal to the Collateral Deposit Projection Amount for the 12-month period following said anniversary date (as applicable). The collateral referenced in this definition is required to be returned to the borrower, provided that no other Trigger Period is then ongoing, at such time as the Trigger Period that the Collateral Cure Conditions relate to would have been cured had the borrower not satisfied the Collateral Cure Conditions.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
51

LOAN #2: SEAGATE CAMPUS

“Collateral Deposit Projection Amount” means as of the date of any determination, the sum of (x) all annualized rents as set forth on the then current rent roll plus (y) any other operating income for the Seagate Campus Property for the 12-month period following the date of determination, less any amounts due and payable pursuant to the cash management provisions of the Seagate Campus Whole Loan documents.

■	Property Management. The Seagate Campus Property is self-managed.
■	Current Mezzanine or Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.
■	Release of Collateral. The Seagate Campus Whole Loan documents permit the borrower to obtain a free release of the unimproved parcel at the Seagate Campus Property (the “Unimproved Parcel”) from the lien of the Seagate Campus Whole Loan documents at any time after the earlier to occur of (x) 60 days following the closing date of the last note of the Seagate Campus Whole Loan to be securitized and (y) May 24, 2024, provided that no event of default has occurred and is continuing, and upon satisfaction of certain conditions set forth in the Seagate Campus Whole Loan documents, including, without limitation, the following: (i) the borrower provides the lender with reasonable evidence that (A) the remaining property encumbered by the lien of the Seagate Campus Whole Loan documents (individually and/or collectively, as the context may require, the “Remaining Property”) complies in all material respects with all legal requirements (including, without limitation, all zoning (including any parking requirements) and building codes) and release of the Unimproved Parcel will not cause any leases to be violated in any material respects, (B) the Remaining Property will constitute a separate and legal lot for tax, subdivision, assessment and zoning purposes, (C) the release of the Unimproved Parcel will not materially adversely affect ingress or egress to or from the Remaining Property or access to utilities for the Remaining Property, (D) no improvements (other than surface improvements such as paving, curb cuts, lighting, gating, fencing, utility installations, sheds or trailers) will be constructed on the Unimproved Parcel between the origination of the Seagate Campus Whole Loan and the date the Unimproved Parcel is released, (E) the documents with respect to release of the Unimproved Parcel will not impose any new obligations upon, or otherwise further burden, the Remaining Property in any material way except in accordance with a Property Document Amendment (as defined below), (F) the borrower has obtained or caused to be obtained all necessary approvals, consents or permits with respect to the release of the Unimproved Parcel, (G) the documents executed in connection with the conveyance of the Unimproved Parcel must be reasonably acceptable to the lender, and (H) the release of the Unimproved Parcel will not (1) give rise to any right of any tenant at the Seagate Campus Property to terminate its lease or abate or reduce the rent payable thereunder or (2) otherwise have a material adverse effect, (ii) the borrower delivers a copy of any new easement or amendment to any applicable property document or other cross-easement agreement (a “Property Document Amendment”), which may be effected directly or by reservation in the deed conveying the applicable Unimproved Parcel, to be executed on or prior to the date the Unimproved Parcel is released, which is acceptable to the lender in its reasonable discretion (provided, however, such Property Document Amendment will be deemed reasonably acceptable to the lender (i.e. no lender consent will be required) so long as (1) such Property Document Amendment will not have a material adverse effect; (2) the number of parking spaces on the Seagate Campus Property that remains subject to the lien of the Seagate Campus Whole Loan documents after giving effect to release of the Unimproved Parcel will not be reduced, (3) such Property Document Amendment will not cause a breach of any lease in place at the Seagate Campus Property and/or (4) such Property Document Amendment will not impose any new ongoing payment obligations on the Seagate Campus Property) and will conform with all legal requirements and may contain cross-easements for the benefit of the Unimproved Parcel and the Remaining Property in respect of access, driveways, parking, utilities, drainage flows, storm and sanitary sewers, and other customary purposes (and the lender will deliver a subordination of the liens of the Seagate Campus Whole Loan documents with regards to any recorded Property Document Amendment which complies with the foregoing requirements of this clause), and (iii) the borrower has delivered a REMIC opinion.
■	Terrorism Insurance. The borrower is required to maintain or cause to be maintained an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Seagate Campus Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the Seagate Campus Property for 18 months, with six months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible no greater than $250,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
52

LOAN #3: FASHION VALLEY MALL

PRADA

FASHION VALLEY

Salvatore Ferragamo

bloomingdale's

macy's

True Food

amc 18

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
53

LOAN #3: FASHION VALLEY MALL

LOWER LEVEL
NORDSTROM
Neiman Marcus
LUSH
ZARA
KAY
COACH
SEPHORA
GUCCI
PRADA
ROLEX
bloomingdale's
VANS
Foot Locker
GARAGE
ALDO
MICHAEL KORS
SAINT LAURENT
Dior
VERSACE
BURBERRY
macy's
amc THEATRES
FOREVER 21
LEVEL 1
Anchor / Major
In-line
Release Parcel
Vacant
N

NORDSTROM
Neiman Marcus
ZARA
HOLLISTER
PACSUN
john varvatos
TIFFANY & CO.
J.Jill
ecco
BANANA REPUBLIC
ANTHROPOLOGIE
ATHLETA
bloomingdale's
H&M
TOUS
macy's
VICTORIA'S SECRET
amc THEATRES
LEGO
FOREVER 21
EXPRESS / EXPRESS
BLANCO
LEVEL 2
Anchor / Major
In-line
Release Parcel
Vacant
N

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
54

LOAN #3: FASHION VALLEY MALL

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
55

LOAN #3: FASHION VALLEY MALL

MAP © 2023 CARTIFACT
DATA © OSM CONTRIBUTORS
Fashion Valley Mall
7007 Friars Road
San Diego, CA 92108
PACIFIC BEACH
Mission Bay Golf Course
BAY PARK
UC SAN DIEGO BLUE LINE EXPANSION
MT ACADIA BLVD
San Diego Mesa College
LINDA VISTA RD
Children's Hospital
SERRA MESA
Mission Bay
Tecolote Canyon Natural Park
Fenton Marketplace
MISSION BEACH
Friars Mission Center
Rio Vista Shopping Center
University of San Diego
Hazard Center
Belmont Park Beachfront Amusement
MISSION VALLEY
Westfield Fashion Valley
NORMAL HEIGHTS
SeaWorld
FRIARS RD
Riverwalk Golf Club
SEA WORLD DR
UNIVERSITY HEIGHTS
Old Town Park
UC San Diego Medical Center
Pechanga Arena San Diego
Old Town San Diego State Historic Park
Old Town Esplanade Shopping Center
NORTH PARK
EL CAJON BLVD
Robb Field
Sports Arena Shopping Center
Grosvenor Square
OLD TOWN
Scripps Mercy Hospital
PARK BLVD
FLORIDA ST
The Hub Hillcrest Market
UNIVERSITY AVE
Loma Square
Village Hillcrest Center
San Diego
PACIFIC HWY
Liberty Public Market
OCEAN BEACH
MIDTOWN
San Diego Zoo
Balboa Park
San Diego Natural History Museum
30TH ST
Nate's Point Dog Park
San Diego International Airport (SAN)
N HARBOR DR
ROSECRANS ST
SUNSET CLIFFS
San Diego Air & Space Museum
Navy Medical Center
Point Loma Nazarene University
San Diego Bay
BROADWAY
DOWNTOWN
Petco Park
San Diego Convention Center
E HARBOR DR
IMPERIAL AVE
THIRD ST
Sharp Coronado Hospital
Coronado
CORONADO BRIDGE
Sea 'N Air Golf Club
ORANGE AVE
Coronado Municipal Golf Course
Navy Exchange
Breakers Beach
Coronado Beach
Burbank
Pasadena
San Bernardino
Santa Monica
Los Angeles
Ontario
Riverside
Corona
Anaheim
Long Beach
Irvine
Hemet
Lake Elsinore
Temecula
San Clemente
Pacific Ocean
Oceanside
Carlsbad
Escondido
Encinitas
San Diego

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
56

LOAN #3: FASHION VALLEY MALL
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JPMCB
Location (City / State)	San Diego, California	Cut-off Date Balance(7)		$85,000,000
Property Type	Retail	Cut-off Date Balance per SF(5)		$326.76
Size (SF)	1,377,155	Percentage of Initial Pool Balance		9.4%
Total Occupancy as of 5/15/2023(1)	94.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/15/2023(2)	89.0%	Type of Security		Fee
Year Built / Latest Renovation(3)	1969 / 2023	Mortgage Rate		5.73000%
Appraised Value(4)	$1,430,000,000	Original Term to Maturity (Months)		120
Appraisal Date	4/5/2023	Original Amortization Term (Months)		NAP
Borrower Sponsor	Simon Property Group, L.P.	Original Interest Only Period (Months)		120
Property Management	Simon Management Associates, LLC	First Payment Date		7/1/2023
		Maturity Date		6/1/2033
Underwritten Revenues	$103,974,716
Underwritten Expenses	$19,972,427	Escrows(8)
Underwritten Net Operating Income (NOI)	$84,002,289		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$82,302,958	Taxes	$0	Springing
Cut-off Date LTV Ratio(4)(5)(6)	31.5%	Insurance	$0	Springing
Maturity Date LTV Ratio(4)(5)(6)	31.5%	Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF(5)(6)	3.21x / 3.15x	TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(5)(6)	18.7% / 18.3%	Other(9)	$28,803,694	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount(6)	$450,000,000	100.0%	Existing Loan Payoff	$417,362,939	92.7%
			Upfront Reserves	28,803,694	6.4%
			Return of Equity	2,571,188	0.6
			Closing Costs	1,262,178	0.3%
Total Sources	$450,000,000	100.0%	Total Uses	$450,000,000	100.0%

(1)	Total Occupancy includes all tenants in place and excludes the Release Parcels (as defined below). As of May 15, 2023, the Fashion Valley Mall Property (as defined below) was 96.0% occupied inclusive of Retail Development Program (“RDP”) tenants. RDP tenants have been excluded from the lender underwriting as RDP tenant lease terms are for less than one year and can be terminated by the landlord at any time with 30 days’ notice.
(2)	Owned Occupancy excludes 625,108 SF attributable to ground leases for Nordstrom (220,486 SF), Bloomingdale’s (201,502 SF), Macy’s (196,120 SF) and P.F. Chang’s China Bistro (7,000 SF).
(3)	The Fashion Valley Mall Property is currently undergoing a renovation that is expected to be completed by the end of 2023.
(4)	The Appraised Value represents the “hypothetical as-is” value, which excludes the value attributable to the Release Parcels. Based on the “as-is” appraised value of $1,450,000,000, the Cut-off Date LTV and Maturity Date LTV are 31.0% and 31.0%, respectively. See “Release of Collateral” below.
(5)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Fashion Valley Mall Whole Loan (as defined below).
(6)	Calculated exclusive of the PACE loan (the “Known PACE Loan”) with a 10-year term in the amount of $2,523,563 that the California Statewide Communities Development Authority has provided to the borrower pursuant to that certain Agreement to Pay Assessment and Finance Improvements dated April 20, 2015. The annual debt service under the Known Pace Loan is $312,351, and the remaining balance as of March 2023 was $866,043. The lien resulting from any unpaid and delinquent PACE Loan payments would have property tax lien status. In addition to the Known PACE Loan, subject to the lender’s approval and delivery of a rating agency confirmation, the borrower may be permitted to enter into a PACE loan for an amount not to exceed $5,000,000. See “Description of the Mortgage Pool—Additional Indebtedness—Permitted Unsecured Debt and Other Debt” in the Preliminary Prospectus.
(7)	Cut-off Date Balance represents the $85,000,000 (aggregate) non-controlling notes A-2-1-1, A-2-2 and A-2-3 of the Fashion Valley Mall Whole Loan, which is also evidenced by 18 additional pari passu notes. See “Whole Loan Summary” table below.
(8)	See “—Escrows” below.
(9)	Other Upfront reserves include (i) an outstanding TI/LC reserve of $24,345,615 and (ii) a gap rent reserve of $4,458,079. See “—Escrows” below.

■	The Mortgage Loan. The Fashion Valley Mall mortgage loan (the “Fashion Valley Mall Mortgage Loan”) is part of a whole loan (the “Fashion Valley Mall Whole Loan”) co-originated by Bank of America, N.A. (“BANA”), JPMorgan Chase Bank, National Association (“JPMCB”), Barclays Capital Real Estate Inc. (“Barclays”) and Bank of Montreal (“BMO”) on May 25, 2023 that is evidenced by 21 pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $450,000,000. The Fashion Valley Mall Whole Loan is secured by the fee simple interest in Fashion Valley Mall, a 1,377,155 SF super regional mall in San Diego, California (the “Fashion Valley Mall Property”). The Fashion Valley Mall Mortgage Loan, which is evidenced by the non-controlling notes A-2-1-1, A-2-2 and A-2-3, has an outstanding principal balance as of the Cut-off Date of $85,000,000 and represents approximately 9.4% of the Initial Pool Balance.

The Fashion Valley Mall Whole Loan proceeds were used to pay off approximately $417.4 million of existing debt, fund upfront reserves of approximately $28.8 million, return equity to the borrower and pay closing costs. The Fashion Valley Mall Whole Loan accrues interest at a fixed rate of 5.73000% per annum.

The Fashion Valley Mall Whole Loan had an original term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The scheduled maturity date of the Fashion Valley Mall Whole Loan is the payment date in June 2033. Voluntary prepayment of the Fashion Valley Mall Whole Loan in whole (but not in part) is permitted after the payment date occurring in December 2032 without the payment of any prepayment premium. Defeasance of the Fashion Valley Mall Whole Loan in whole (but not in part) is permitted after the earlier to occur of the second anniversary of the closing date of the transaction that holds the last note of the Fashion Valley Mall Whole Loan to be securitized (“REMIC Prohibition Period”) and May 25, 2026 (“Permitted Release Date”). If the Permitted Release Date has

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
57

LOAN #3: FASHION VALLEY MALL

occurred but the REMIC Prohibition Period has not occurred, the borrower may prepay the Fashion Valley Mall Whole Loan in whole (but not in part) provided that such prepayment includes an amount equal to the yield maintenance premium.

The table below summarizes the promissory notes that comprise the Fashion Valley Mall Whole Loan. The relationship between the holders of the Fashion Valley Mall Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus. The Fashion Valley Mall Whole Loan will be serviced under the pooling and servicing agreement for a securitization trust that is expected to close before or simultaneously with Benchmark 2023-B39, until the controlling note A-1-1 is securitized, whereupon the Fashion Valley Mall Whole Loan will be serviced pursuant to the pooling and servicing agreement for such future securitization. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$60,000,000	$60,000,000	BANA(1)	Yes
A-1-2	45,000,000	45,000,000	BANA(1)	No
A-1-3	25,000,000	25,000,000	BBCMS 2023-C20	No
A-1-4	20,000,000	20,000,000	BANA(1)	No
A-2-1-1	30,000,000	30,000,000	Benchmark 2023-B39	No
A-2-1-2	5,000,000	5,000,000	JPMCB(1)	No
A-2-2	30,000,000	30,000,000	Benchmark 2023-B39	No
A-2-3	25,000,000	25,000,000	Benchmark 2023-B39	No
A-2-4	10,000,000	10,000,000	JPMCB(1)	No
A-3-1	22,500,000	22,500,000	BMO(1)	No
A-3-2	20,000,000	20,000,000	BMO(1)	No
A-3-3	17,500,000	17,500,000	BBCMS 2023-C20	No
A-3-4	15,000,000	15,000,000	BMO(1)	No
A-3-5	12,500,000	12,500,000	BMO(1)	No
A-3-6	12,500,000	12,500,000	BMO(1)	No
A-4-1	35,000,000	35,000,000	Barclays(1)	No
A-4-2	25,000,000	25,000,000	BBCMS 2023-C20	No
A-4-3	15,000,000	15,000,000	BBCMS 2023-C20	No
A-4-4	10,000,000	10,000,000	Barclays(1)	No
A-4-5	10,000,000	10,000,000	Barclays(1)	No
A-4-6	5,000,000	5,000,000	Barclays(1)	No
Whole Loan	$450,000,000	$450,000,000

(1)	Expected to be contributed to one or more future securitization trusts.

■	The Mortgaged Property. The Fashion Valley Mall Property is a Class A+, open-air, super-regional mall constructed in 1969 on an 81.44-acre plot of land in the Mission Valley neighborhood of San Diego, California. The Fashion Valley Mall Property consists of 1,377,155 SF of net rentable area and provides parking via 7,512 surface parking and parking garage spaces (approximately 5.5 spaces per 1,000 SF). The Fashion Valley Mall Property is home to six anchor department stores, including Neiman Marcus (excluded from lender underwriting), Bloomingdale’s, Nordstrom, Macy’s and JCPenney (excluded from lender underwriting), and an 18-screen AMC Theatres.

The parcels relating to the Neiman Marcus and JCPenney stores, including their related parking structures and spaces, are permitted to be freely released by the borrower (all square footage and any attributable rents have been excluded in lender underwriting and no value has been attributed to either parcel in the hypothetical as-is appraised value). Information relating to the Fashion Valley Mall Property in this term sheet excludes the Neiman Marcus and JCPenney parcels (each, a “Release Parcel”), unless otherwise expressly stated herein. See “Release of Collateral” below.

As of May 15, 2023, the Fashion Valley Mall Property was 94.0% leased by over 150 tenants and was 96.0% leased including three additional RDP tenants. 859,488 SF (62.4% of net rentable area) at the Fashion Valley Mall Property is occupied by the 14 anchor tenants, three of which lease their respective spaces pursuant to respective ground leases and own their respective improvements. As of the trailing 12-month period ending March 2023, the Fashion Valley Mall Property generated approximately $1.06 billion in total sales and in-line sales of $1,424 PSF (excluding Apple and Tesla). The Fashion Valley Mall Property is the only full-price location in the San Diego market for many retailers and restaurants, including A/X Armani Exchange, Bloomingdale’s, Burberry, Cartier, Coach, Dior, Gucci, Hugo Boss, Neiman Marcus, Omega, Prada, Rolex, Saint Laurent, Salvatore Ferragamo and Tory Burch.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The Fashion Valley Mall Property is currently undergoing an estimated $84.9 million cosmetic renovation that is expected to include removal of outdated architectural elements, installation of additional landscaping and an experiential water feature, replacement and relocation of escalators and elevators, renovations to restrooms, additions of outdoor cabana rooms and the building of a landscaped park at the food court. The borrower sponsor has spent approximately $34 million to date, and the renovation is expected to be fully complete by year-end 2023. We cannot assure you whether such renovations will be completed as expected or at all.

Major Tenants (based on underwritten net rentable area).

Nordstrom (220,486 SF, 16.0% of net rentable area (“NRA”), 0.0% of underwritten base rent): Nordstrom (Moody’s/S&P/Fitch: Ba1/BB+/BBB-) was founded in 1901 as a retail shoe business in Seattle, Washington. Nordstrom offers an extensive selection of brand-name and private label merchandise for women, men, young adults and children and is focused on apparel, shoes, beauty, accessories and home goods. The Nordstrom lease at the Fashion Valley Mall Property had an original commencement date of August 28, 1981 and has a ground lease expiration date of December 31, 2080. Nordstrom does not pay base rent but is responsible for Common Area and Maintenance (“CAM”) charges. Nordstrom’s reported sales at the Fashion Valley Mall Property were $147,000,000 for year-end 2022.

Bloomingdale's (201,502 SF, 14.6% of NRA, 0.0% of underwritten base rent): Founded in 1872 and headquartered in New York, New York, Bloomingdale’s (Moody’s/S&P/Fitch: Ba2/BB+/BBB-) is a department store chain with over 2,500 employees and 60 stores in the United States. Bloomingdale’s offers a variety of shopping services, including stylists, beauty, gift shopping, tailoring and wedding registry. The Bloomingdale’s store at the Fashion Valley Mall Property is an original tenant that has been at the Fashion Valley Mall Property since 1969. Bloomingdale’s has a ground lease expiration date of January 31, 2035 with three 15-year renewal options. Bloomingdale’s reported sales at the Fashion Valley Mall Property were $40,400,000 for year-end 2022.

Macy's (196,120 SF, 14.2% of NRA, 0.0% of underwritten base rent): Founded in 1858 and headquartered in New York, New York, Macy’s (Moody’s/S&P/Fitch: Ba2/BB+/BB+) is a department store chain that operates approximately 725 stores in the United States and Washington, D.C., as well as Guam and Puerto Rico. Macy’s has three banners that include Macy’s, bluemercury, and Bloomingdale’s (and accompanying e-commerce sites) that sell men's, women's, and children's apparel and accessories, cosmetics, and home furnishings, among other merchandise. The Macy’s store at the Fashion Valley Mall Property is an original tenant that has been at the Fashion Valley Mall Property since 1969. Macy’s has a ground lease expiration date of January 31, 2026 with two 21-year renewal options remaining so long as there is no event of default under the ground lease. Macy’s reported sales at the Fashion Valley Mall Property were $51,000,000 for year-end 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #3: FASHION VALLEY MALL

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Fashion Valley Mall Property:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA (SF)	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Louis Vuitton	NR/A1/AA-	10,846	0.8%	$3,162,758	4.3%	$291.61	10/31/2033	None
Zara(3)	NR/NR/NR	21,726	1.6	2,267,760	3.1	$104.38	9/30/2022	None
Victoria's Secret	NR/NR/NR	13,664	1.0	2,007,925	2.8	$146.95	1/31/2025	None
Apple	NR/Aaa/AA+	11,052	0.8	1,880,461	2.6	$170.15	1/31/2027	None
Forever 21	NR/NR/NR	53,787	3.9	1,845,796	2.5	$34.32	1/31/2026	1, 5-Year Option
Gucci	NR/NR/A	5,504	0.4	1,793,149	2.5	$325.79	1/31/2028	None
Cartier(4)	NR/NR/NR	4,333	0.3	1,723,084	2.4	$397.67	7/31/2030	None
Rolex	NR/NR/NR	3,142	0.2	1,667,248	2.3	$530.63	7/31/2033	None
AMC Theatres	NR/NR/NR	51,610	3.7	1,561,203	2.1	$30.25	12/31/2024	3, 5-Year Options
Tiffany & Co.	NR/A1/AA-	7,849	0.6	1,524,511	2.1	$194.23	1/31/2025	None
Ten Largest Owned Tenants		183,513	13.3%	$19,433,895	26.7%	$105.90
Remaining Owned Tenants		1,111,055	80.7	53,397,990	73.3	$48.06
Total Occupied		1,294,568	94.0%	$72,831,885	100.0%	$56.26
Vacant Spaces (Owned Space)		82,587	6.0
Totals / Wtd. Avg. All Owned Tenants		1,377,155	100.0%

(1)	Based on the underwritten rent roll dated May 15, 2023, inclusive of (i) rent steps through May 2024 and (ii) overage rent and percent in lieu rent, where applicable, based on tenant sales as of the trailing 12-month period ending March 2023.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	The lease for Zara is subject to renewal with the tenant currently operating on a month-to-month basis. Zara continues to pay rent. We cannot assure you whether or when the lease will be renewed.
(4)	If Cartier fails to attain “Adjusted Gross Sales” (as defined in the lease) during the fifth lease year term (which is from February 1, 2024 to January 31, 2025) in an amount equal to at least $12.5 million, Cartier may elect to terminate its lease with 90-days’ prior written notice and the payment of a termination fee.

The following table presents certain information relating to tenant sales at the Fashion Valley Mall Property:

Tenant Sales(1)

Type	2017	2018	2019	2020(2)	2021	2022	TTM March 2023
Gross Mall Sales	$608,514,305	$682,415,790	$1,085,890,001	$717,229,387	$983,426,151	$1,050,104,045	$1,055,000,320
Gross Mall Sales (Ex-Apple / Tesla)(3)	$490,756,985	$501,039,180	$812,226,260	$629,072,676	$890,646,999	$979,138,467	$978,542,475
Sales PSF (Inline < 10,000 SF)	$1,235	$1,410	$1,675	$1,095	$1,503	$1,534	$1,599
Sales PSF (Inline < 10,000 SF, Ex-Apple / Tesla)(3)	$966	$989	$998	$895	$1,297	$1,378	$1,424
Occupancy Cost (Inline < 10,000 SF)(4)	13.1%	11.9%	10.3%	15.8%	11.7%	11.5%	11.1%
Occupancy Cost (Inline < 10,000 SF, Ex-Apple / Tesla)(3)(4)	16.8%	17.0%	17.3%	19.4%	13.6%	12.8%	12.5%

(1)	All sales information presented herein with respect to the Fashion Valley Mall Property is based upon information provided by the borrower sponsor. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported, sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower sponsor. The sales information in this table does not include the Release Parcels. Sales for anchor tenants were only provided between 2019-2022 and TTM March 2023 anchor sales are for year-end 2022.
(2)	The Fashion Valley Mall Property was closed due to the COVID-19 pandemic from March 29, 2020 through May 23, 2020.
(3)	The Apple lease commenced on February 1, 2023. The Tesla lease expired on January 31, 2022.
(4)	Occupancy Cost is calculated by the sum of rent, percentage rent, CAM and taxes divided by annual sales.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #3: FASHION VALLEY MALL

The following table presents certain information relating to sales by major tenants (based on the NRA) at the Fashion Valley Mall Property:

Major Tenant Sales(1)

Tenant Name	2017	2018	2019	2020(2)	2021	2022	TTM March 2023	TTM March 2023 Sales PSF/Screen
Nordstrom	N/A	N/A	$140,200,000	$98,100,000	$135,600,000	$147,000,000	$147,000,000	$667
Bloomingdale's	N/A	N/A	$39,200,000	$23,500,000	$39,200,000	$40,400,000	$40,400,000	$200
Macy's	N/A	N/A	$57,000,000	$31,400,000	$51,300,000	$51,000,000	$51,000,000	$260
Forever 21	$11,925,965	$11,976,850	$10,716,695	$5,952,591	$10,081,242	$8,133,078	$7,558,543	$141
AMC Theatres	$10,517,462	$12,823,064	$11,531,806	$4,257,851	$4,274,855	$8,769,754	$8,674,735	$481,930	(3)
The Container Store	$10,450,544	$9,597,623	$9,861,732	$7,571,965	$11,483,773	$11,346,954	$10,946,269	$448
Zara	$14,422,358	$14,978,373	$17,324,258	$12,031,385	$19,974,922	$27,250,373	$27,873,804	$1,283
Pottery Barn	$7,453,111	$6,644,660	$6,762,824	$5,612,810	$7,815,960	$9,311,118	$9,321,064	$468
H&M	$8,601,793	$7,292,426	$7,681,442	$5,924,805	$7,965,235	$8,670,202	$8,576,263	$608
Victoria's Secret	$10,524,915	$10,079,554	$9,918,003	$6,919,209	$9,686,990	$10,372,731	$9,921,287	$790

(1)	All sales information presented herein with respect to the Fashion Valley Mall Property is based upon information provided by the borrower sponsor. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported, sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower sponsor. TTM March 2023 anchor sales are for year-end 2022.
(2)	The Fashion Valley Mall Property was closed due to the COVID-19 pandemic from March 29, 2020 through May 23, 2020.
(3)	Based on AMC Theaters’ 18 screens.

The following table presents certain information relating to the lease rollover schedule at the Fashion Valley Mall Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	48,827	3.5%	3.5%	$5,573,946	7.7%	$114.16	10
2023	16,292	1.2	4.7%	1,809,596	2.5	$111.07	6
2024	138,793	10.1	14.8%	9,777,149	13.4	$70.44	21
2025	40,591	2.9	17.8%	5,789,837	7.9	$142.64	10
2026	268,169	19.5	37.2%	4,432,342	6.1	$16.53	8
2027	52,290	3.8	41.0%	6,395,710	8.8	$122.31	13
2028	56,510	4.1	45.1%	7,440,994	10.2	$131.68	16
2029	36,387	2.6	47.8%	4,722,754	6.5	$129.79	16
2030	89,563	6.5	54.3%	9,430,718	12.9	$105.30	17
2031	19,726	1.4	55.7%	2,091,762	2.9	$106.04	8
2032	24,906	1.8	57.5%	2,871,986	3.9	$115.31	8
2033	62,768	4.6	62.1%	10,362,452	14.2	$165.09	18
2034 & Thereafter	439,746	31.9	94.0%	2,132,637	2.9	$4.85	7
Vacant	82,587	6.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,377,155	100.0%		$72,831,885	100.0%	$56.26	158

(1)	Based on the underwritten rent roll dated May 15, 2023, inclusive of (i) rent steps through May 2024 and (ii) overage rent and percent in lieu rent, where applicable, based on tenant sales as of the trailing 12 month period ending March 2023.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

The following table presents certain information relating to historical occupancy at the Fashion Valley Mall Property:

Historical Leased %(1)(2)

2020	2021	2022	As of 5/15/2023(3)
96.1%	98.0%	96.7%	94.0%

(1)	Occupancy does not include the Release Parcels.
(2)	Historical Occupancies are as of December 31 of each respective year, unless otherwise specified.
(3)	Based on the underwritten rent roll dated May 15, 2023, inclusive of all in-place tenants and tenants with executed leases as of the reporting period. The Fashion Valley Mall Property was 96.0% occupied inclusive of RDP tenants. RDP tenants have been excluded from the lender underwriting as RDP tenant lease terms are for less than a year and can be terminated by the landlord at any time with 30 days’ notice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Fashion Valley Mall Property:

Cash Flow Analysis(1)

	2019	2020(2)	2021	2022	Underwritten	Underwritten $ Per SF
Base Rent(1)	$65,244,678	$62,076,239	$55,990,692	$56,783,656	$62,582,702	$45.44
Contractual Rent Steps(3)	0	0	0	0	1,475,982	$1.07
Gross Up Vacancy	0	0	0	0	9,925,306	$7.21
Overage Rent(4)	2,964,021	2,858,448	7,036,298	8,776,710	6,515,626	$4.73
Percentage Rent in Lieu(4)	18,238	1,817,988	3,439,192	2,870,199	2,257,576	$1.64
Expense Reimbursement	28,751,732	28,054,338	26,714,510	26,406,200	29,319,699	$21.29
Net Rental Income	$96,978,669	$94,807,013	$93,180,692	$94,836,765	$112,076,890	$81.38
Vacancy / Credit Loss	427,991	8,190,545	614,970	219,541	11,319,487	$8.22
Temporary Tenant Income	2,674,141	1,598,280	2,629,279	3,201,937	1,227,157	$0.89
Other Income(5)	2,478,795	1,414,802	1,823,959	2,325,352	1,990,156	$1.45
Effective Gross Income	$101,703,614	$89,629,550	$97,018,960	$100,144,513	$103,974,716	$75.50
Total Expenses(5)	18,769,473	16,856,897	17,953,015	19,298,501	19,972,427	$14.50
Net Operating Income	$82,934,141	$72,772,653	$79,065,945	$80,846,012	$84,002,289	$61.00
Capital Expenditures	0	0	0	0	195,237	$0.14
TI/LC	0	0	0	0	1,504,094	$1.09
Net Cash Flow	$82,934,141	$72,772,653	$79,065,945	$80,846,012	$82,302,958	$59.76

Occupancy(6)	96.9%	96.1%	98.0%	96.7%	89.9%(7)
NOI Debt Yield	18.4%	16.2%	17.6%	18.0%	18.7%
NCF DSCR	3.17x	2.78x	3.02x	3.09x	3.15x

(1)	Underwritten Base Rent is based on the underwritten rent roll dated May 15, 2023.
(2)	The Fashion Valley Mall Property was closed due to the COVID-19 pandemic from March 29, 2020 through May 23, 2020.
(3)	Contractual Rent Steps were underwritten through May 2024.
(4)	Underwritten Overage Rent and Underwritten Percentage Rent In Lieu are based on the terms of applicable leases using TTM March 2023 sales figures.
(5)	Other Income is based on the borrower sponsor's projections. Other Income includes Media Participation, Simon Ad panels, and miscellaneous income. Underwritten parking income excludes $400,000 of projected gross parking income from the Neiman Marcus garage. $80,000 of projected parking income expenses are also excluded from Underwritten Total Expenses.
(6)	Occupancy calculated exclusive of the Release Parcels.
(7)	Represents the underwritten economic occupancy.

■	Appraisal. According to the appraisal, the Fashion Valley Mall Property had a “hypothetical as-is” appraised value of $1,430,000,000 as of April 5, 2023. The “hypothetical as-is” appraised value excludes the value attributed to the Release Parcels. According to the appraisal, Fashion Valley Mall Property had an “as-is” appraised value of $1,450,000,000 as of April 5, 2023.

■	Environmental Matters. The Phase I environmental assessment dated April 10, 2023 identified a recognized environmental condition (the “REC”) at the Fashion Valley Mall Property in connection with a building used for automotive repair located at 6977 Friars Road, which is part of the Release Parcels. The REC was identified based on the duration of hazardous waste generation pertaining to automotive repair, limitations during the property inspection in which observation of the tenant space was not allotted, observations during 2020 reconnaissance, the potential for an unregistered gasoline underground storage tank and violations reported under compliance inspections from the San Diego County Department of Environmental Health (which have been cured). The lender obtained a remedial cost estimate of $157,603 to $1,579,956 to assess and remediate the auto service center for potential impacts. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. The Fashion Valley Mall Property is located in San Diego, California, within the San Diego-Carlsbad, CA metropolitan statistical area (the “San Diego MSA”) and the West San Diego Beach submarket. The San Diego MSA is the second largest metropolitan area in California, behind Los Angeles, with a population of over three million people. The Fashion Valley Mall Property is located in a high-traffic corridor near Interstate 8 and Highway 163. It is the only true luxury center in San Diego County and draws affluent shoppers from a 20-mile radius, as well as tourists and international shoppers from Mexico.

According to the appraisal, the vacancy rate as of year-end 2022 was 6.2% for the San Diego retail market and 3.4% for the West San Diego Beach submarket. The average asking rental rate for the same period was $32.39 PSF for the San Diego retail market and $37.88 PSF for the West San Diego Beach submarket. According to the appraisal, the estimated 2022 population within a five-, seven- and ten-mile radius was 526,945, 807,687 and 1,219,300, respectively. Additionally, for the same period, the average household income within the same radii was $107,685, $111,999 and $109,418, respectively.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The following table presents certain information relating to comparable retail centers for the Fashion Valley Mall Property:

Competitive Retail Center Summary(1)

Property Name/Location	Year Built / Renovated or Expanded	Total NRA (SF)		Total Occupancy		Distance to Subject	Sales PSF		Major Tenants
Fashion Valley Mall	1969 / 2023	1,377,155	(2)	94.0%	(2)	NAP	$1,424	(3)	Macy’s; Bloomingdale’s; Nordstrom; Forever 21
Westfield UTC	1977 / 1997	1,189,411		96.0%		6.0 miles	$970		Macy’s; Nordstrom; Tesla
Westfield Mission Valley	1960 / 2004	1,216,321		90.0%		1.0 mile	$600		Bloomingdale’s Outlet; Macy’s; Backstage; Nordstrom Rack; Target
Grossmont Center	1961 / N/A	939,000		88.0%		9.0 miles	$473		CVS; Macy’s; Target; Walmart
Plaza Bonita	1981 / 2007	1,029,029		85.0%		10.0 miles	$593		JCPenney; Macy’s; Nordstrom Rack
Chula Vista Center	1962 / 2012	862,620		64.0%		11.0 miles	$496		Burlington; JCPenney; Macy’s

(1)	Based on a third party market report, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated May 15, 2023.
(3)	Represents sales PSF as of TTM March 31, 2023 for in-line tenants (excluding Apple and Tesla). All sales information presented herein with respect to the Fashion Valley Mall Property is based upon information provided by the borrower sponsor. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported, sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower sponsor. Sales PSF inclusive of tenants that have been open for 12 months or more.

■	The Borrower. The borrowing entity for the Fashion Valley Mall Whole Loan is Fashion Valley Mall, LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the Fashion Valley Mall borrower delivered a non-consolidation opinion in connection with the origination of the Fashion Valley Mall Whole Loan.

The borrower sponsor is Simon Property Group, L.P. (“Simon”) and the non-recourse carveout guarantors are Simon and PPF Retail, LLC (“PPF”). The liability of Simon and PPF as the non-recourse carveout guarantor (so long as either Simon or PPF remains as a guarantor or any affiliate of Simon is the non-recourse carveout guarantor) is limited to 20% ($90,000,000) of the original principal amount of the Fashion Valley Mall Whole Loan, plus all reasonable out-of-pocket costs and expenses incurred in the enforcement of the guaranty or preservation of the lender’s rights under the guaranty. There is no separate environmental indemnitor for the Fashion Valley Mall Whole Loan. However, environmental losses are a non-recourse carveout which is guaranteed by Simon.

Simon is the operating partnership of Simon Property Group Inc. (NYSE: SPG / S&P:A-), which is a global leader in the ownership of shopping, dining, entertainment and mixed-use destinations and an S&P 100 company. As of December 31, 2022, Simon owned or had an interest in 230 properties over 184 million SF in North America, Asia and Europe. Simon also owns an 80% interest in The Taubman Realty Group, or TRG, which owns 24 regional, super-regional, and outlet malls in the U.S. and Asia. Additionally, as of December 31, 2022, Simon had a 22.4% ownership interest in Klépierre, a publicly traded, Paris-based real estate company, which owns shopping centers in 14 European countries. As of June 2023, Simon had an equity market capitalization of over $41 billion.

PPF is a real estate core fund managed by Morgan Stanley Real Estate Advisors. The fund, located in New York, NY, invests across the United States and targets investments in the retail, multi-family, office and industrial sectors. As of March 31, 2022, Prime Property Fund managed 526 investments with a total value of more than $44.4 billion in gross real estate assets.

■	Escrows. At origination, the borrower was required to deposit into escrow (i) $24,345,615 for outstanding tenant improvement allowances and leasing commissions and (ii) $4,458,079 for outstanding gap rent.

Tax Escrows – On a monthly basis after the occurrence of a Control Event (as defined below) or during the continuance of a Lockbox Event Period (as defined below) or at any time taxes are not paid by the borrower prior to the assessment of any penalty, the borrower is required to deposit 1/12th of the annual estimated tax payments payable during the next ensuing 12 months into a tax reserve.

Insurance Escrows – On a monthly basis after the occurrence of a Control Event or during the continuance of a Lockbox Event Period, except if the Fashion Valley Mall Property is insured under an acceptable blanket policy, the borrower is required to deposit 1/12th of the annual estimated insurance payments into an insurance reserve.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Replacement Reserves – On a monthly basis after the occurrence of a Control Event or during the continuance of a Lockbox Event Period, the borrower is required to deposit approximately $16,270 for replacements and repairs to be made at the Fashion Valley Mall Property into a replacement reserve.

Rollover Reserves – On a monthly basis after the occurrence of a Control Event or during the continuance of a Lockbox Event Period, the borrower is required to deposit approximately $125,341 for ongoing leasing reserves into a rollover reserve.

A “Control Event” means if one or more of (i) Simon Property Group, Inc. and (ii) Simon Property Group, L.P. does not own at least 50% of the direct or indirect interests in the borrower or does not control the borrower.

■	Lockbox and Cash Management. The Fashion Valley Mall Whole Loan is structured with a hard lockbox and springing cash management. The borrower and property manager are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received in such account within two business days after receipt. During the continuance of a Lockbox Event Period, all funds in the lockbox account are required to be swept on a weekly basis to a lender-controlled cash management account. Funds in the cash management account are required to be applied to debt service and the reserves and escrows described above, with any excess funds (i) to be deposited into an excess cash flow reserve account held by the lender as cash collateral for the Fashion Valley Mall Whole Loan, or if (ii) no Lockbox Event Period is continuing, disbursed to the borrower.

A “Lockbox Event Period” means the period commencing upon the occurrence of (a) an event of default; (b) a bankruptcy action of the borrower or the property manager, if the property manager is an affiliate of the borrower, and the property manager is not replaced within 60 days with a “Qualified Manager” (as defined in the Fashion Valley Mall Whole Loan documents), or (c) the debt yield based on the trailing four calendar quarter periods immediately preceding the date of such determination being less than 12% for two consecutive calendar quarters; and ending upon the occurrence of the following: (i) with respect to clause (a) above, the acceptance by the lender of a cure of such event of default in accordance with the Fashion Valley Mall Whole Loan documents; (ii) with respect to clause (b) above, solely with respect to the property manager, if the borrower replaces the property manager with a “Qualified Manager” under a replacement management agreement within 60 days or such bankruptcy action of the property manager is discharged or dismissed within 90 days without any adverse consequences to the Fashion Valley Mall Property or the Fashion Valley Mall Whole Loan; and (iii) with respect to clause (c) above, the achievement of a debt yield for the Fashion Valley Mall Whole Loan of 12% or greater for two consecutive calendar quarters; provided, however, that (A) no event of default or other Lockbox Event Period is continuing, (B) the borrower has paid all of the lender’s reasonable expenses incurred in connection with the cure of such Lockbox Event Period, including reasonable attorney’s fees and expenses, (C) the borrower may not cure a Lockbox Event Period more than a total of five times in the aggregate during the term of the Fashion Valley Mall Whole Loan; and (D) in no event may the borrower cure a Lockbox Event Period caused by a bankruptcy action of the borrower.

■	Property Management. The Fashion Valley Mall Property is managed by Simon Management Associates, LLC, an affiliate of the borrower.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. The Fashion Valley Mall Whole Loan documents permit the borrower to obtain the release of one or more Release Parcels (as defined above) for no consideration in connection with a transfer to an unaffiliated party, subject to the satisfaction of certain conditions including, but not limited to: (i) no event of default has occurred and is continuing, (ii) a Control Event has not occurred, (iii) the borrower delivers to the lender evidence reasonably satisfactory to a prudent lender that the Release Parcel has been (or will be upon recordation of the applicable transfer documentation which will occur contemporaneously with the release of the Release Parcel) legally subdivided from the remainder of the Fashion Valley Mall Property and constitutes one or more separate tax lots, (iv) the Fashion Valley Mall Property will comply with all zoning laws and be serviced by adequate parking and access, (v) the borrower certifies to the lender that the remaining portion of the Fashion Valley Mall Property with all easements appurtenant and other permitted encumbrances thereto will not, strictly as a result of such transfer and release of the Release Parcel, be in violation of certain reciprocal easement agreements or any then applicable law, statute, rule or regulation, (vi) if the Release Parcel is conveyed to or owned by an affiliate of the borrower, the borrower satisfies certain affiliate Release

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Parcel conditions in accordance with the Fashion Valley Mall Whole Loan documents and (vii) satisfaction of any REMIC release conditions.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Fashion Valley Mall Property plus the cost of rental loss and/or business interruption coverage. For so long as Terrorism Risk Insurance Program Reauthorization Act of 2015 (“TRIPRA”) is in effect and continues to cover both foreign and domestic acts, the lender must accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #4: PACIFIC DESIGN CENTER

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #4: PACIFIC DESIGN CENTER

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #4: PACIFIC DESIGN CENTER

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City / State)	West Hollywood, California	Cut-off Date Balance(3)		$64,400,000
Property Type	Mixed Use	Cut-off Date Balance per SF(3)		$232.62
Size (SF)	1,053,217	Percentage of Initial Pool Balance		7.1%
Total Occupancy as of 12/6/2022(1)	78.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/6/2022(1)	78.3%	Type of Security		Fee
Year Built / Latest Renovation	1975, 1988 / 2004	Mortgage Rate		5.94107142857143%
Appraised Value(2)	$512,500,000	Original Term to Maturity (Months)		120
Appraisal Date	11/17/2022	Original Amortization Term (Months)		NAP
Borrower Sponsor	Charles Steven Cohen	Original Interest Only Period (Months) First Payment Date Maturity Date		120 3/6/2023 2/6/2033
Property Management	Cohen Brothers Realty Corporation of California

Underwritten Revenues	$46,802,895	Escrows(4)
Underwritten Expenses	$13,021,016
Underwritten Net Operating Income (NOI)	$33,781,880		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$32,047,188	Taxes	$178,740	$178,740
Cut-off Date LTV Ratio(3)	47.8%	Insurance	$0	Springing
Maturity Date LTV Ratio(3)	47.8%	Replacement Reserve	$0	$17,554
DSCR Based on Underwritten NOI / NCF(3)	2.29x / 2.17x	TI / LC(5)	$3,000,000	Springing
Debt Yield Based on Underwritten NOI / NCF(3)	13.8% / 13.1%	Other(6)	$13,809,708	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$245,000,000	92.5%	Loan Payoff	$159,759,913	60.3%
Subordinate Loan Amount	20,000,000	7.5	Return of Equity	84,548,786	31.9
			Upfront Reserves	16,988,449	6.4
			Closing Costs	3,702,852	1.4
Total Sources	$265,000,000	100.0%	Total Uses	$265,000,000	100.0%

(1)	Occupancy includes all tenants in place and tenants with signed leases as of the reporting period. Occupancy excludes non-collateral tenants.
(2)	The Pacific Design Center Property (as defined below) had an “as-is” appraised value of $512,500,000 as of November 17, 2022, which includes the extraordinary assumptions that (i) the net rentable area utilized was accurate since a BOMA report verifying the net rentable area was not provided to the appraiser and (ii) in the event of a sale of the Pacific Design Center Property occurring as of the effective date of value, approximately $8.9 million of outstanding free rent amounts would be a seller credit and a buyer would not be responsible for any costs associated with contractual rent abatements.
(3)	The Pacific Design Center Mortgage Loan (as defined below) is part of the Pacific Design Center Whole Loan (as defined below) evidenced by nine senior pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $245,000,000 and one subordinate B note with an outstanding principal balance as of the Cut-off Date of $20,000,000. The Cut-Off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NOI / NCF, Debt Yield Based on Underwritten NOI / NCF and Cut-Off Date Balance per SF for the Pacific Design Center Senior Notes (as defined below) are calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Pacific Design Center Senior Notes. See “—The Mortgage Loan” below.
(4)	See “Escrows” herein.
(5)	The initial TI/LC reserve was $5,000,000; however, on the origination date of the Pacific Design Center Whole Loan, the borrower sponsor immediately drew down $2,000,000. The day after the origination date of the Pacific Design Center Whole Loan, the borrower sponsor used the $2,000,000 TI/LC draw and $307,550 of equity to pay for unfunded obligations associated with Cedars Sinai (as defined below).
(6)	Other Reserves consists of an initial Unfunded Obligations Reserve of approximately $13,809,708 and monthly springing reserves for Major Tenant Downgrade Funds and Major Tenant Non-Renewal Funds.

■	The Mortgage Loan. The mortgage loan (the “Pacific Design Center Mortgage Loan”) is part of a whole loan (the “Pacific Design Center Whole Loan”) evidenced by nine senior pari passu notes (collectively, the “Pacific Design Center Senior Notes”) and a controlling subordinate note B (the “Pacific Design Center Subordinate Companion Note”) that are secured by a first deed of trust encumbering the borrower’s fee interest in a 1,053,217 SF mixed use property comprised of office, showroom and lab space located in West Hollywood, California (the “Pacific Design Center Property”). The Pacific Design Center Subordinate Companion Note is subordinate to the Pacific Design Center Senior Notes as and to the extent described in “Description of the Mortgage Pool—The Whole Loans—The Pacific Design Center Pari Passu-AB Whole Loan ” in the Preliminary Prospectus. The Pacific Design Center Mortgage Loan, which is evidenced by the non-controlling notes A-2 and A-3, has an aggregate outstanding principal balance as of the Cut-off Date of $64,400,000 and represents approximately 7.1% of the Initial Pool Balance. The Pacific Design Center Subordinate Companion Note has an outstanding principal balance as of the Cut-off Date of $20,000,000. The Pacific Design Center Subordinate Companion Note was contributed to the Benchmark 2023-B38 securitization trust but was not included in the mortgage pool. The Pacific Design Center Whole Loan was originated by Goldman Sachs Bank USA (“GSBI”) on January 11, 2023, had an aggregate original principal balance of $265,000,000 and has an aggregate outstanding principal balance as of the Cut-off Date of $265,000,000. On February 1, 2023, GSBI or its affiliate transferred notes A-8 and A-9, in the aggregate original principal balance of $40,000,000 to Bank of Montreal (“BMO”) and on February 8, 2023, GS Bank or its affiliate transferred notes A-4, A-5, A-6 and A-7, in the aggregate original principal balance of $75,000,000 to Argentic Real Estate Finance II LLC (“AREF”). The remaining notes, as well as the notes sold to BMO and AREF, have been or are expected to be contributed to one or more future securitization trusts or may otherwise be transferred at any time. The Pacific Design Center Senior Notes accrue interest at an interest rate of 5.94107142857143% per annum and the Pacific Design Center Subordinate Companion Note accrues interest at an interest rate of 15.50000% per annum. The proceeds of the Pacific Design Center Whole Loan were primarily used to

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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refinance prior debt secured by the Pacific Design Center Property, return equity to the borrower sponsor, pay closing costs and fund upfront reserves.

The defeasance lockout period will be at least 29 payments beginning with and including the first payment date of March 6, 2023. The borrower has the option to defease the entire $265.0 million Pacific Design Center Whole Loan in whole (and not in part) after the second anniversary of the Closing Date. The assumed defeasance lockout period of 29 months is based on the expected closing date of the Benchmark 2023-B39 securitization in July 2023. Prepayment in whole, but not in part, of the Pacific Design Center Whole Loan is permitted on or after the payment date in August 6, 2032 without the payment of a yield maintenance premium.

The table below summarizes the promissory notes that comprise the Pacific Design Center Whole Loan. The relationship between the holders of the Pacific Design Center Whole Loan will be governed by a co-lender agreement. The Pacific Design Center Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2023-B38 trust. See “Description of the Mortgage Pool—The Whole Loans—The Pacific Design Center Pari Passu AB Whole Loan” and “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$65,600,000	$65,600,000	Benchmark 2023-B38	No(1)
A-2	34,400,000	34,400,000	Benchmark 2023-B39	No
A-3	30,000,000	30,000,000	Benchmark 2023-B39	No
A-4	40,000,000	40,000,000	BBCMS 2023-C19	No
A-5	15,000,000	15,000,000	MSWF 2023-1	No
A-6	10,000,000	10,000,000	MSWF 2023-1	No
A-7	10,000,000	10,000,000	MSWF 2023-1	No
A-8	25,000,000	25,000,000	BBCMS 2023-C19	No
A-9	15,000,000	15,000,000	BMO 2023-C5	No
Total Senior Loan	$245,000,000	$245,000,000
Subordinate Note	20,000,000	20,000,000	Benchmark 2023-B38 (loan-specific certificates)	Yes(1)
Whole Loan	$265,000,000	$265,000,000

(1)	Pursuant to the related co-lender agreement, the holder of the Pacific Design Center Subordinate Companion Note is the controlling noteholder unless a “control appraisal period” has occurred and is continuing under the co-lender agreement, in which case note A-1 will become the controlling noteholder.

■	The Mortgaged Property. The Pacific Design Center Property is part of an approximately 11-acre campus consisting of three buildings, which were constructed over five decades – the approximately 640,000 SF “Blue Whale” (the “Blue Building”) was built in 1975; the approximately 420,000 SF green building (the “Green Building”) was built in 1988 and the approximately 400,000 SF red building (the “Red Building”), which is not part of the collateral and which Cohen Brothers Realty Corporation (“CBRC”) built in 2012 as a state-of-the-art creative office complex. The Red Building was securitized in 2018 in Benchmark 2018-B2, as it was not yet stabilized at the time of the 2014 securitizations of the Blue Building and Green Building (in COMM 2014-CR18 and WFCM 2014-LC16, respectively). The Pacific Design Center Property totals approximately 1.1 million SF and primarily caters to design showroom and office users. Designed by the architect César Pelli, the Pacific Design Center Property features numerous showroom areas offering a line-up of commercial lighting, furnishings, textiles, and other products. In addition, the campus includes an approximately 600,000 SF, 3,098-space enclosed parking garage and three restaurants. Amenities at the Pacific Design Center Property consist of the SilverScreen Theater, a 294-seat state-of-the-art luxury film venue and reception facility, the Conference Center, a 200-seat facility fully equipped for conferences and meetings, and a Michael Graves-designed fitness center. The Pacific Design Center Property serves as a year-round event and seminar facility catering to a diverse audience and routinely hosts some of the biggest annual events in Los Angeles.

The three buildings are interconnected and have access to the same amenities; however, the Blue Building and Green Building function together and, along with a portion of a shared parking garage serve as the collateral for the Pacific Design Center Whole Loan. The Pacific Design Center Property has its own separately accessed/functioning parking structure with 1,614 spaces. However, there is a reciprocal easement agreement in place allowing for shared parking (a tenant in the Green Building, can park in the Red Building, and vice versa). Parking revenue/expense for the total campus is allocated to the Pacific Design Center Property (52%) and the Red Building (48%) pro-rata.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The chart below summarizes the various rental streams at the Pacific Design Center Property:

Underwritten Base Rent by Space Type(1)

Space Type	Total S	F	% Total SF	Occupancy	UW Base Rent(1)	% of UW Base Rent(1)	Base Rent PSF(1)
Design SR(2)	467,582		44.4%	65.4%	$14,417,965	40.8%	$30.84
Office(3)	275,635		26.2	78.5%	$10,389,460	29.4	$37.69
Cedars Sinai(4)	259,653		24.7	100.0%	$10,132,718	28.7	$39.02
Other(5)	50,347		4.8	86.1%	$370,339	1.0	$7.36
Total / Wtd. Avg.	1,053,217		100.0%	78.3%	$35,310,482	100.0%	$33.53

(1)	Based on the underwritten rent roll dated December 6, 2022, with contractual rent steps through January 31, 2024.
(2)	In connection with Cedars Sinai's most recent expansion, 138,548 SF of design showroom (“Design SR”) space is expected to be converted to lab space. The lab space has been turned over to Cedars Sinai; however, the tenant has not yet started its buildout. In connection with such conversion, the City of West Hollywood requires 155,772 SF of Design SR space to remain vacant as a condition for Cedars Sinai to complete the conversion (the “Design Showroom Space Restriction”) and use the space thereafter as lab space. The borrower represented in the Pacific Design Center Whole Loan documents that it has the amount of requisite vacant showroom space and covenants that it will maintain such vacant space for as long as is necessary. We cannot assure you that the conversion will be completed as expected or at all.
(3)	Excluding 46,151 SF of office space leased to Cedars Sinai.
(4)	Cedars Sinai currently occupies 259,653 SF of space at the Pacific Design Center Property, with 46,151 SF of office space and 213,502 SF of lab space (including the 138,548 SF of lab space described above in footnote (2). Cedars Sinai signed a non-binding letter of intent for an additional 19,696 SF of office space on a lease expected to commence on July 1, 2024, which is currently classified as “Office”. We cannot assure you that Cedars Sinai will take occupancy or begin paying rent as expected or at all.
(5)	Other represents PDC’s non-revenue space, telecommunications, parking, storage, display and other space which has not been allocated to any space type listed in the chart above.

The largest tenant, Cedars Sinai Medical Center (“Cedars Sinai”) (24.7% of NRA, 28.7% of UW Base Rent) is a nonprofit academic healthcare organization serving the diverse Los Angeles community and beyond. Cedars Sinai was ranked the #1 hospital in California and the #2 hospital in the nation by U.S. News & World Report for 2022-2023. Moreover, Cedars Sinai serves more than one million people each year in over 40 locations, with more than 4,500 physicians and nurses and 1,500 research projects. Cedars Sinai is involved in the clinical care and research of heart disease, cancer and brain disorders, among other areas. Cedars Sinai originally took occupancy in 2017, leasing 59,656 SF in the Green Building, and subsequently expanded numerous times to presently occupy space across both the Green and Blue Buildings. In June 2022, Cedars Sinai leased an additional 138,548 SF. Cedars Sinai maintains mission-critical office and lab space at the Pacific Design Center Property and has invested more than $50 million into its premises to-date. Cedars Sinai previously spent approximately $38.8 million on Suites B230 and B231 ($1,063 per SF) and $11.7 million on Suite G271 ($1,300 SF). Cedars Sinai has 46,151 SF expiring in May 2030, 9,000 SF expiring in August 2032, 97,053 SF expiring in June 2033, and 107,449 SF expiring in June 2038. With respect to 31,099 SF expiring in June 2033 and 107,449 SF expiring in June 2038, Cedars Sinai has two, five-year renewal options. Additionally, Cedars Sinai has a termination option as to its expansion space under certain circumstances, as described in the “Tenant Summary” table below.

The second largest tenant, 8687 Melrose GreenTenant LLC (“WeWork Tenant”) (5.2% of NRA, 7.4% of UW Base Rent) is a provider of coworking spaces, including physical and virtual shared spaces. Founded in 2010, the parent company of WeWork Tenant, WeWork, leases space in more than 700 locations globally, with more than 682,000 members across 39 countries. At the Pacific Design Center Property, the entire WeWork Tenant space is occupied by an enterprise tenant, FabFitFun, and is not a sublease. The borrower sponsor does not have any insight into the terms of the agreement with FabFitFun, however WeWork Tenant remains current on all rent. The lease is guaranteed by WeWork Companies Inc. (the “WeWork Guaranty”), and the borrower has a letter of credit from the tenant; provided, however, the maximum liability of WeWork Companies Inc. under the WeWork Guaranty for (i) all amounts except Enforcement Costs (as defined below) is $1,720,845, cumulative over the term of the related lease, and (ii) amounts incurred by the landlord in collecting or attempting to collect amounts due under the related lease and/or WeWork Guaranty including, without limitation, attorneys’ fees and costs (the “Enforcement Costs”) is $2,000,000, in each instance subject to the terms and conditions of the WeWork Guaranty.  The WeWork Guaranty will terminate on July 23, 2023. WeWork Tenant’s lease expires in February 2034, and it has one, five-year renewal option.

The third largest tenant, Pluto, Inc. (3.4% of NRA, 5.3% of UW Base Rent) is a free-to-use video streaming service owned and operated by Paramount Streaming, a division of Paramount Global. With hundreds of media and content partners, the company offers streaming and on-demand content to more than 50 million viewers through digital channels designed to emulate the experience of traditional broadcast programming. The service’s revenue is generated from video advertisements seen during programming within ad breaks structured similar to those found on cable television. Pluto, Inc. leases 350 SF of storage space on a month-to-month basis and has 35,500 SF expiring in November 2028. Pluto, Inc. has one, five-year renewal option. Pluto, Inc. has the ongoing right to terminate the lease for its entire space, the G900 suite (35,500 SF office space), upon providing the landlord written notice effectively on or at any date after August 31, 2026, as described in the “Tenant Summary” below.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The following table presents certain information relating to the tenants at the Pacific Design Center Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal/Extension Options
Cedars Sinai Medical Center(3)	Aa3/AA-/AA-	259,653	24.7%	$10,132,718	28.7%	$39.02	Various(4)(5)	Various
WeWork Tenant(6)	NR/CCC/NR	54,630	5.2	2,600,880	7.4	$47.61	2/28/2034	1, 5-year option
Pluto, Inc.(7)	Baa2/BBB/BBB	35,850	3.4	1,856,732	5.3	$51.79	Various(8)	1, 5-year option
Investcloud, Inc.	NR/NR/NR	32,128	3.1	1,580,399	4.5	$49.19	1/31/2027	1, 5-year option
Kneedler Fauchere	NR/NR/NR	17,762	1.7	858,840	2.4	$48.35	Various	None
Janus Et Cie, Inc	NR/NR/NR	13,317	1.3	705,801	2.0	$53.00	8/31/2025	None
Thomas Lavin, Inc.	NR/NR/NR	16,983	1.6	702,874	2.0	$41.39	Various	1, 5-year option
Zoe Media Group, LLC	NR/NR/NR	13,022	1.2	683,016	1.9	$52.45	5/31/2026	1, 5-year option
Advanced Nutrients US LLC	NR/NR/NR	13,378	1.3	668,533	1.9	$49.97	5/31/2029	1, 5-year option
NVE Inc.	NR/NR/NR	13,088	1.2	626,411	1.8	$47.86	5/31/2031	1, 3-year option
Ten Largest Tenants		469,811	44.6%	$20,416,203	57.8%	$43.46
Remaining Occupied Tenants		355,298	33.7	$14,894,279	42.2%	$41.92
Total Occupied		825,109	78.3%	$35,310,482	100.0%	$42.79
Vacant		228,108	21.7	0
Total / Wtd. Avg.		1,053,217	100.0%	$35,310,482

(1)	Based on the underwritten rent roll dated December 6, 2022, with contractual rent steps through January 31, 2024.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Cedars Sinai currently occupies 259,653 SF of space at the Pacific Design Center Property, with 46,151 SF of office space and 213,502 SF of lab space (inclusive of the 138,548 of Design SR SF that is expected to be converted to lab space. We cannot assure you that the conversion will be completed as expected or at all). The tenant signed a non-binding letter of intent for an additional 19,696 SF of office space on a lease expected to commence on July 1, 2024, which is currently classified as “Office”. We cannot assure you that the tenant will take occupancy or begin paying rent as expected or at all. The tenant has a weighted-average remaining lease term of approximately 11.7 years.
(4)	Cedars Sinai Medical Center, the largest tenant at the Pacific Design Center Property, has the right to terminate its lease with respect to approximately 138,548 SF of expansion space (the “Expansion Space”) in the event that (i) confirmation by the City of West Hollywood (the “City”) that (x) the use of the Expansion Space for, among other things, laboratory purposes (the “Permitted Uses”) is lawful and (y) the Design Showroom Space Restriction is satisfied, is in each instance not issued within the time periods set forth in the related lease, or (ii) there is a negative impact to the tenant’s rights under its various leases, including the permitted uses, its allocated parking or its operating expenses due to any pursuit by the borrower of an amendment to the site plan for the Pacific Design Center Property to, among other things, remove the Design Showroom Space Restriction.
(5)	Cedars Sinai Medical Center leases 107,449 SF expiring on June 30, 2038, 97,053 SF expiring on June 30, 2033, 46,151 SF expiring on May 31, 2030, and 9,000 SF expiring on August 31, 2032.
(6)	WeWork Tenant’s leased space is fully occupied by FabFitFun, but is not a sublease.
(7)	Pluto, Inc. has the ongoing right to terminate the lease for its entire space, the G900 suite (35,500 SF office space), upon providing the landlord written notice (the “Early Termination Notice”), effective on or at any date (the “Early Termination Date”) after August 31, 2026 subject to, among other conditions, (ii) the Early Termination Date being no earlier than 180 days following delivery of the Early Termination Notice, and (ii) Pluto, Inc. paying to the landlord a termination fee equaling the sum of (x) the total amount of the base rent abated under the lease, (x) the landlord’s tenant improvement allowance contribution, and (z) the brokerage commissions paid and payable by the landlord in respect of the lease, each amortized over the term of the lease using a straight-line method of calculation.
(8)	Pluto, Inc. leases 35,500 SF expiring on November 30, 2028, and 350 SF on a month-to-month basis.

The following table presents certain information relating to the lease rollover schedule at the Pacific Design Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)(3)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(4)	% of Total UW Base Rent(4)		UW Base Rent $ per SF(4)	# of Expiring Leases(6)
MTM	6,458	0.6%	0.6%	$40,200	0.1%		$6.22	10
2023	46,505	4.4	5.0%	2,192,938	6.2		$47.15	20
2024	50,333	4.8	9.8%	2,646,940	7.5		$52.59	16
2025	55,358	5.3	15.1%	2,736,101	7.7		$49.43	10
2026	47,740	4.5	19.6%	2,454,629	7.0		$51.42	9
2027	65,605	6.2	25.8%	3,133,680	8.9		$47.77	9
2028	89,328	8.5	34.3%	4,104,483	11.6		$45.95	8
2029	43,118	4.1	38.4%	2,185,867	6.2		$50.70	6
2030	66,964	6.4	44.8%	2,968,656	8.4		$44.33	5
2031	26,502	2.5	47.3%	1,217,367	3.4		$45.93	4
2032	27,177	2.6	49.9%	1,049,352	3.0		$38.61	4
2033	106,311	10.1	59.9%	4,150,900	11.8		$39.04	3
2034 & Thereafter	193,710	18.4	78.3%	6,429,368	18.2		$33.19	18
Vacant(5)	228,108	21.7	100.0%	NAP	NAP		NAP	NAP
Total / Wtd. Avg.	1,053,217	100.0%		$35,310,482	100.0	% .	$42.79	122

(1)	Based on the underwritten rent roll dated December 6, 2022, with contractual rent steps through January 31, 2024.
(2)	Lease Expiration Schedule is based on the lease expiration dates of all direct leases in place.
(3)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.
(4)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of contractual rent steps underwritten through the termination option per the tenant’s lease.
(5)	Cedars Sinai currently occupies 259,653 SF of space at the Pacific Design Center Property, with 46,151 SF of office space and 213,502 SF of lab space (inclusive of the 138,548 of Design SR SF that is expected to be converted to lab space. We cannot assure you that the conversion will be completed as expected or at all). The tenant signed a LOI for an additional 19,696 SF of office space on a lease expected to commence on July 1, 2024, which is currently classified as “Office”. We cannot assure you that the tenant will take occupancy or begin paying rent as expected or at all.
(6)	Certain tenants have more than one lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The following table presents certain information relating to historical leasing at the Pacific Design Center Property:

Historical Leased %(1)

2019	2020	2021	T-12 9/30/2022	As of 12/6/2022(2)(3)
71.0%	70.0%	70.1%	66.0%	78.3%

(1)	As provided by the borrower and reflects the average occupancy for the indicated year ended December 31 unless specified otherwise.
(2)	Based on the underwritten rent roll dated December 6, 2022.
(3)	Occupancy includes all tenants in place and tenants with signed leases as of the reporting period. Occupancy excludes non-collateral tenants.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Pacific Design Center Property:

Cash Flow Analysis(1)

	2019	2020	2021	T-12 9/30/2022	Underwritten	Underwritten $ per SF
Base Rental Revenue	$25,885,561	$27,044,367	$31,152,174	$30,470,003	$35,310,482	$33.53
Credit Tenant Rent Steps(2)	0	0	0	0	2,037,510	$1.93
Total Commercial Reimbursement Revenue	2,129,119	1,907,050	2,716,215	2,575,890	1,885,462	$1.79
Market Revenue from Vacant Units	0	0	0	0	9,839,079	$9.34
Parking Income	2,884,499	2,098,511	1,747,486	3,176,630	3,583,279	$3.40
Other Revenue(3)	2,613,644	1,195,648	2,410,227	3,872,046	3,986,163	$3.78
Vacancy Loss	0	0	0	0	(9,839,079)	($9.34)
Effective Gross Income	$33,512,823	$32,245,576	$38,026,102	$40,094,569	$46,802,895	$44.44

Real Estate Taxes	$2,395,545	$2,436,655	$2,471,276	$2,405,214	$2,429,482	$2.31
Insurance	1,070,282	1,311,740	1,620,470	1,689,717	1,240,881	$1.18
Utilities	1,968,784	1,990,497	2,319,436	2,799,610	2,883,598	$2.74
Repairs & Maintenance	234,266	227,863	112,784	146,216	150,660	$0.14
Management Fee	1,255,034	1,134,328	1,403,790	1,601,655	1,404,087	$1.33
Payroll	4,850,169	3,334,209	3,642,609	4,035,181	4,156,236	$3.95
Other Operating Expenses	971,797	742,941	670,938	671,916	756,070	$0.72
Total Operating Expenses	$12,745,877	$11,178,233	$12,241,303	$13,349,509	$13,021,016	$12.36

Net Operating Income(4)	$20,766,946	$21,067,343	$25,784,799	$26,745,060	$33,781,880	$32.07
TI / LC	0	0	0	0	1,524,048	$1.45
Replacement Reserves	0	0	0	0	210,643	$0.20
Net Cash Flow	$20,766,946	$21,067,343	$25,784,799	$26,745,060	$32,047,188	$30.43

Occupancy	71.0%	70.0%	70.1%	66.0%	78.3%
NOI Debt Yield(5)	8.5%	8.6%	10.5%	10.9%	13.8%
NCF DSCR(5)	1.41x	1.43x	1.75x	1.81x	2.17x

(1)	Based on the underwritten rent roll dated December 6, 2022, with contractual rent steps through January 31, 2024.
(2)	Credit Tenant Rent Steps reflects the present value of contractual rent step increments for investment-grade tenants through January 31, 2024.
(3)	Other Revenue includes Events and Seminars, Electric Submetering, Security Service Income and Cleaning Services Income, based on budget.
(4)	The increase from T-12 9/30/2022 Net Operating Income to Underwritten Net Operating Income at the Pacific Design Center Property is primarily driven by rent from additional executed Cedars Sinai leases with start dates after the September T12 period as well as the associated credit tenant rent steps.
(5)	NOI Debt Yield and NCF DSCR are calculated based on the aggregate outstanding principal balance and annual debt service as of the Cut-off Date of the Pacific Design Center Senior Notes.

■	Appraisal. According to the appraisal, the Pacific Design Center Property had an “as-is” appraised value of $512,500,000 as of November 17, 2022.

■	Environmental Matters. According to the Phase I environmental report dated November 22, 2022, there are certain recognized environmental conditions (collectively, the “REC”) at the Pacific Design Center Property in connection with potential impacts from prior industrial operations at the Pacific Design Center Property for which insufficient regulatory records exist, including, among other things, potential (i) arsenic and creosote impacts from prior railroad operations, (ii) solvent, heavy metal and commercial grade cleaner impacts from prior plating works, machine shop and furniture manufacturing operations, (iii) heavy metal and solvent impacts from prior printing operations, and (iv) petroleum impacts from prior automotive and bus repair operations. According to the Phase I environmental site assessment, due to the redevelopment of the existing improvements at the Pacific Design Center Property, the absence of such prior site uses on any active or closed regulatory data bases and the time elapsed since such historical operations, the REC is not anticipated to detrimentally affect the continued commercial use or operation of the Pacific Design Center Property. At origination, the related borrower sponsor, Charles Steven Cohen, executed an environmental indemnity agreement covering the environmental covenants and related obligations under the Pacific Design Center Whole Loan documents. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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■	Market Overview and Competition. The Pacific Design Center Property is located at the intersection of Melrose Avenue and North San Vicente Boulevard in West Hollywood, California. Melrose Avenue directly connects to Santa Monica Boulevard, a major west-east thoroughfare in Los Angeles County which feeds into the I-405, one of the busiest freeways in the United States. The Pacific Design Center Property is in one-mile proximity to Bel-Air, Beverly Hills and the Hollywood Hills. According to the appraisal, the 2022 total population with a one-, three- and five-mile radii of the Pacific Design Center Property was 39,220, 255,970 and 787,469, respectively. Moreover, within those same radii the 2022 median household income was $109,817, $103,877 and $84,020, respectively.

West Hollywood is one of the most high-profile retail locations in Greater Los Angeles. It has several districts and streets that are some of the most important fashion and retail corridors in the nation. The retail submarket in West Hollywood, Los Angeles is in high demand with fourth quarter of 2022 market rents of $68.48 per SF, as compared to the Los Angeles market $35.52 per SF average. The submarket has shown positive net absorption of approximately 32,300 SF in the past 12 months.

As of the fourth quarter of 2022, the West Hollywood office submarket has a vacancy of 10.4%, which is below the Los Angeles office market average of 14.5%. The submarket has shown positive net absorption of 15,600 SF in the past 12 months. There are no new buildings under construction in the area. The average rent for office space in West Hollywood is $57.21 per SF, which is greater than the Los Angeles market average at $42.22 per SF Rent premiums in the submarket are driven by prime location, high land costs, and limited availability.

The following table presents certain information relating to comparable office sales for the Pacific Design Center Property:

Comparable Office Sales(1)

Property / Location	Gross Building Area (SF)	Year Built / Renovated	Occupancy	Sale Date	Sale Price	Price PSF	Cap Rate
Pacific Design Center	1,053,217(2)	1975, 1988 / 2004	78.3%(2)
West Hollywood, CA
6922 Hollywood	208,088	1966 / 2021	71%	Oct-22	$96,000,000	$461.34	7.50%
Los Angeles, CA
555 Aviation	259,754	1966 / 2017	100%	Jun-22	$205,500,000	$791.13	5.01%
El Segundo, CA
One Culver	395,272	1986 / NAP	100%	Mar-22	$510,000,000	$1,290.25	4.50%
Culver City, CA
Pacific Vista	321,381	2000 / NAP	89%	Jan-22	$96,000,000	$298.71	6.30%
Lake Forest, CA
Dreamworks	497,403	2009 / NAP	100%	Dec-21	$326,500,000	$656.41	4.39%
Glendale, CA
1, 3 and 5 Glen Bell Way	273,180	2001 / 2009	100%	Aug-21	$159,000,000	$582.03	5.70%
Irvine, CA
Burbank Empire Center	233,909	2002 / NAP	100%	Jul-21	$106,660,000	$455.99	5.40%
Burbank, CA
The Park Calabasas	222,524	1986 / NAP	92%	Apr-21	$79,000,000	$355.02	6.50%
Calabasas, CA
(1)	Information obtained from the appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll dated December 6, 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The following table presents certain information relating to comparable office leases for the Pacific Design Center Property:

Comparable Office Rental Summary(1)
Property Address/Location	Year Built / Renovated	Gross Building Area (SF)	Tenant Size (SF)	Tenant Name	Monthly Rent PSF	Commencement	Lease Term (Years)
Pacific Design Center	1975, 1988 / 2004	1,053,217(2)	35,500(2)	Pluto, Inc.(2)	$4.32(2)	Jul-20(2)	8.3(2)
West Hollywood, CA
7083 Hollywood Boulevard	1985 / 2012	102,570	28,982	Industrious	$4.95	May-22	10.0
Hollywood, CA
9200 Sunset Boulevard	1971 / NAP	315,079	3,325	Hedosophia	$7.10	Jun-22	5.0
West Hollywood, CA
9000 Sunset Boulevard	1964 / NAP	145,518	10,474	Carroll Guido & Wiesner	$7.00	Aug-22	5.0
West Hollywood, CA
926 North Sycamore Avenue	2021 / NAP	59,844	11,021	Renewable Resources	$5.85	Jun-22	8.3
Los Angeles, CA
9090 Wilshire Boulevard	1986 / NAP	48,915	34,000	Outfront Media	$4.00	Jul-22	10.0
Beverly Hills, CA
(1)	Information obtained from the appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll dated December 6, 2022. Monthly Rent PSF includes contractual rent steps through January 31, 2024.

■	The Borrower. The borrowing entity for the Pacific Design Center Whole Loan is Pacific Design Center 1, LLC, a Delaware limited liability company that is structured to be bankruptcy-remote with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pacific Design Center Whole Loan.
■	Escrows. On the origination date of the Pacific Design Center Whole Loan, the borrower funded a reserve of approximately $178,740 for real estate taxes, $3,000,000 for tenant improvements and leasing commissions and prebuild costs and approximately $13,809,708 for unfunded obligations in connection with certain outstanding free rent and tenant improvement and leasing commissions obligations, primarily associated with the Cedars Sinai leased premises. The initial reserve for tenant improvements and leasing commissions was $5,000,000; however, on the origination date of the Pacific Design Center Whole Loan, the borrower sponsor immediately drew down $2,000,000. In addition, on the day after the origination date of the Pacific Design Center Whole Loan, the borrower sponsor utilized the $2,000,000 drawn for the tenant improvements and leasing commissions along with $307,550 of equity to pay for unfunded obligations associated with Cedars Sinai. Additionally, on each monthly due date, the borrower is required to fund the following reserves with respect to the Pacific Design Center.

Tax Reserve – On each monthly due date, the borrower is required to fund a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates (initially approximately $178,740) will be necessary to pay taxes over the then succeeding 12-month period.

Insurance Reserve – On each monthly due date, the borrower is required to fund an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period. The monthly requirement to fund the insurance reserve is being waived so long as a blanket insurance policy is in place.

Replacement Reserve – On each monthly due date, the borrower is required to fund a replacement reserve in an amount equal to approximately $17,554.

TI/LC Reserve – If the tenant improvements and leasing commissions reserve drops below $3,000,000, on each monthly due date, the borrower is required to fund a reserve equal to $87,768 subject to a cap of $5,000,000.

Major Tenant Downgrade Funds – On each monthly due date occurring during the continuance of a Major Tenant Downgrade (as defined below), the borrower is required to fund a reserve (the “Major Tenant Downgrade Account”) in an amount equal to all amounts remaining in the cash management account after deposits for all other items, except for the excess cash flow reserve account, required by the Pacific Design Center Whole Loan documents until the aggregate amount deposited in the Major Tenant Downgrade Account during the continuance of such Major Tenant Downgrade equals $15.00 per SF leased by the Major Tenant (as defined below) (or $60.00 per SF if the Major Tenant is in monetary default) (the “Major Tenant Downgrade Sweep Capped Amount”). If no event of default has occurred and is continuing, the lender is required to disburse such funds to the borrower for approved leasing expenses in respect

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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of the space previously leased by the Major Tenant if there are, as of the date of disbursement, insufficient funds in the leasing reserve account or the excess cash flow reserve account for payment of such expenses in accordance with the Pacific Design Center Whole Loan documents.

Major Tenant Non-Renewal Funds – If, at any time, any lease with the Major Tenant that was in effect on the origination date is scheduled to terminate within the next 12 months with respect to all or any portion of the leased space and the Major Tenant has not exercised its renewal option with respect to such space (or extended the term of the lease with respect to such space by at least three years on then-market rate terms for such space or better) (each such case, a “Major Tenant Non-Renewal”), then, on the monthly due date that is twelve months prior to such scheduled expiration date and on each of the eleven consecutive monthly due dates, the borrower is required to fund a reserve (the “Major Tenant Non-Renewal Account”) in an amount equal to one-twelfth of the unabated annual base rent due under such lease with respect to such leased space as of the origination date (such annual base rent, the “Major Tenant Non-Renewal Annual Rent”; and such monthly deposit, the “Major Tenant Non-Renewal Monthly Deposit”). Notwithstanding the foregoing, if and for so long as the net cash flow debt yield, as calculated in accordance with the Pacific Design Center Whole Loan documents, is 11.6% or higher, the obligation to remit funds into the Major Tenant Non-Renewal Account will be suspended. The borrower is permitted to, in lieu of making the Major Tenant Non-Renewal Monthly Deposits required with respect to any Major Tenant Non-Renewal, deliver to the lender a letter of credit on or before the monthly due date occurring in the calendar month that is 12 months prior to the scheduled expiration applicable to such Major Tenant Non-Renewal in an amount equal to the applicable Major Tenant Non-Renewal Annual Rent. Amounts contained in the Major Tenant Non-Renewal Account are required to be released to the borrower from time to time for the same purposes, and subject to the same conditions, as disbursements from the leasing reserve account.

A “Major Tenant” means Cedars Sinai, or any successor tenant in all or substantially all of the space currently leased to Cedars Sinai at the Pacific Design Center Property.

A “Major Tenant Event” exists if (i) any Major Tenant defaults under one or more of its leases and such default continues beyond any applicable notice and cure period; (ii) any non-investment grade Major Tenant goes dark in a significant portion of its space; (iii) any Major Tenant or any lease guarantor on a lease with a Major Tenant becomes insolvent or files for bankruptcy; or (iv) any tenant that had been rated “BBB-” or better gets downgraded (or newly rated, to the extent such tenant was not previously rated by such rating agency) below “BB+” by S&P Global Ratings or the equivalent by Moody’s Investors Service, Inc. or Fitch, Inc. (a “Major Tenant Downgrade”).

■	Lockbox and Cash Management. The Pacific Design Center Whole Loan is structured with a hard lockbox and springing cash management. The borrower was required to deliver tenant direction letters to the existing tenants at the Pacific Design Center Property, directing them to remit their rent directly to the lender-controlled lockbox. The borrower is required to cause revenue received by the borrower or the property manager from the Pacific Design Center Property to be deposited into such lockbox immediately. The borrower is required to cause the parking manager to immediately deposit the parking revenue allocated to the Pacific Design Center Property and received by the borrower or parking manager, as the case may be, into the lender-controlled lockbox. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Pacific Design Center Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a Pacific Design Center Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Pacific Design Center Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Pacific Design Center Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Pacific Design Center Whole Loan. Upon the cure of the applicable Pacific Design Center Trigger Period, so long as no other Pacific Design Center Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Pacific Design Center Whole Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “Pacific Design Center Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default under the Pacific Design Center Whole Loan or, if a mezzanine loan is then in place, an event of default under any related mezzanine loan agreement (a “Mezzanine Loan Event of Default”), (ii) the net cash flow debt yield, as calculated in accordance with the Pacific Design Center Whole Loan documents (based on the full amount of the debt under the Pacific Design Center Whole Loan together with the debt under any related mezzanine loan), being less than 8.0% as of the end of any fiscal quarter, and (iii) the occurrence of a Major Tenant Event, and expiring upon (a) with respect to clause (i) above, when the lender has, in the case of an event of default under the Pacific Design Center

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #4: PACIFIC DESIGN CENTER

Whole Loan, expressly waived such event of default in writing or, in the case of a Mezzanine Loan Event of Default, when the applicable mezzanine lender has expressly waived any such Mezzanine Loan Event of Default in writing, (b) with respect to clause (ii) above, the date that the net cash flow debt yield, as calculated in accordance with the Pacific Design Center Whole Loan documents (based on the full amount of the debt under the Pacific Design Center Whole Loan together with the debt under any related mezzanine loan), is equal to or greater than 8.0% for two consecutive calendar quarters, and (c) with regard to any Pacific Design Center Trigger Period commenced solely as a result of a Major Tenant Downgrade, when the aggregate amounts deposited into the Major Tenant Downgrade Account during the period that a Pacific Design Center Trigger Period exists solely as a result of such Major Tenant Downgrade equal the Major Tenant Downgrade Sweep Capped Amount or the date on which such Major Tenant once again has (x) a rating of at least “BBB-” from at least one of the applicable rating agencies and (y) no rating that is less than “BBB-” from any of the applicable rating agencies. Notwithstanding the foregoing and subject to the terms of the Pacific Design Center Whole Loan documents, no Pacific Design Center Trigger Period will be deemed to exist solely with respect to clause (ii) of the definition of “Pacific Design Center Trigger Period” during any period that the borrower has deposited cash into an account with the lender or has delivered to the lender a letter of credit in an amount reasonably determined by the lender to be sufficient, if the same were to be deducted from the principal balance of the Pacific Design Center Whole Loan, to cause the net cash flow debt yield, as calculated in accordance with the Pacific Design Center Whole Loan documents (based on the full amount of the debt under the Pacific Design Center Whole Loan together with the debt under any related mezzanine loan), to be equal to or greater than 8.0%. Such additional cash deposit or letter of credit, as applicable, will be returned to the borrower, provided no Pacific Design Center Trigger Period is ongoing, upon the net cash flow debt yield, as calculated in accordance with the Pacific Design Center Whole Loan documents (based on the full amount of the debt under the Pacific Design Center Whole Loan together with the debt under any related mezzanine loan), being equal to or greater than 8.0% for two consecutive quarters.

■	Property Management. The Pacific Design Center Property is managed by Cohen Brothers Realty Corporation of California, an affiliate of the borrower sponsor. The parking at the Pacific Design Center Property and the Red Building is managed by AMB Industry Groups, LLC.

■	Current Mezzanine or Subordinate Indebtedness. The Pacific Design Center Subordinate Companion Note, with an outstanding principal balance as of the Cut-off Date of $20,000,000, has an interest rate of 15.50000% per annum and is coterminous with the Pacific Design Center Senior Notes. The Pacific Design Center Senior Notes are senior in right of payment to the Pacific Design Center Subordinate Companion Note. For additional information, see “Description of the Mortgage Pool—The Whole Loans—The Pacific Design Center Pari Passu-AB Whole Loan” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Subordinate Indebtedness. The Pacific Design Center Whole Loan documents permit future mezzanine debt secured by a pledge of direct or indirect equity interests in the borrower in an amount up to $50,000,000 subject to the satisfaction of certain conditions including, among others, (i) immediately after giving effect to such debt (x) the combined loan-to-value ratio may not exceed 50.7%, (y) the net cash flow debt yield, as calculated in accordance with the Pacific Design Center Whole Loan documents, is at least 11.6% and (z) the combined net cash flow debt service coverage ratio, as calculated in accordance with the Pacific Design Center Whole Loan documents, is at least 1.72x, (ii) execution of a subordination and intercreditor agreement reasonably acceptable to the lender and substantially in the form attached to the Pacific Design Center Whole Loan, and (iii) receipt of a rating agency confirmation from each applicable rating agency.

■	Release of Collateral. Not Permitted.

■	Terrorism Insurance. The Pacific Design Center Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Pacific Design Center Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the Pacific Design Center Property until the completion of restoration or the expiration of 18 months, with a twelve-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $50,000. If TRIPRA is no longer in effect, the borrower is not required to pay terrorism insurance premiums in excess of two times the amount of the then-current insurance premiums with respect to the policies required under the Pacific Design Center Whole Loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #5: LAKE ZURICH RETAIL PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #5: LAKE ZURICH RETAIL PORTFOLIO

MAP © 2023 CARTIFACT
DATA © OSM CONTRIBUTORS
Hawthorn Woods
Lake Zurich
Kildeer
Deer Park
Deerpath Court
Deer Park Town Center
Cuba Marsh Forest Preserve
Makray Memorial Golf Club
Deer Grove Forest Preserve
Deer Grove East
Royal Country Club of Long Grove
N QUENTIN RD
W CUBA RD
CUBA RD
RAND RD
W LONG GROVE RD
E LAKE COOK RD
W DUNDEE RD
53
1
2
3
Northbrook
Schaumburg
Chicago
Lake Michigan
Evanston
Skokie
Downers Grove
Oak Lawn
Naperville
Aurora
Lemont
Orland Park
Palatine
Des Plaines
Cicero
Lombard
Addison
Carol Stream
St. Charles

Lake Zurich Retail Portfolio

	Property Name	Address	City, State	Zip Code
1	Village Square	463-795 West Main Street	Lake Zurich, IL	60047
2	Deerpath Commons	917 South Rand Road	Lake Zurich, IL	60047
3	Deerpath Court	696 South Rand Road	Lake Zurich, IL	60047

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #5: LAKE ZURICH RETAIL PORTFOLIO
Mortgaged Properties Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller	CREFI
Location (City / State)	Lake Zurich, Illinois	Cut-off Date Balance	$52,500,000
Property Type	Retail	Cut-off Date Balance per SF	$106.80
Size (SF)	491,593	Percentage of Initial Pool Balance	5.8%
Total Occupancy as of 2/23/2023	98.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/23/2023	98.4%	Type of Security	Fee
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate	7.07000%
Appraised Value	$90,000,000	Original Term to Maturity (Months)	120
Appraisal Date	2/10/2023	Original Amortization Term (Months)	NAP
Borrower Sponsors	John Alan Sfire, Jason Alan Sfire, and	Original Interest Only Period (Months)	120
	Barbara M. Sfire	First Payment Date	6/6/2023
Property Management	The Fidelity Group, Ltd.	Maturity Date	5/6/2033

Underwritten Revenues	$8,096,593
Underwritten Expenses	$2,590,208	Escrows(2)
Underwritten Net Operating Income (NOI)	$5,506,385		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,162,527	Taxes	$0	Springing
Cut-off Date LTV Ratio	58.3%	Insurance	$46,659	Springing
Maturity Date LTV Ratio	58.3%	Replacement Reserve(3)	$250,000	Springing
DSCR Based on Underwritten NOI / NCF	1.46x / 1.37x	TI / LC(4)	$750,000	Springing
Debt Yield Based on Underwritten NOI / NCF	10.5% / 9.8%	Other(5)	$152,205	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$52,500,000	100.0%	Loan Payoff	$47,316,574	90.1%
			Return of Equity	2,937,849	5.6
			Upfront Reserves	1,198,864	2.3
			Closing Costs	1,046,713	2.0
Total Sources	$52,500,000	100.0%	Total Uses	$52,500,000	100.0%

(1)	See the “Portfolio Summary” chart below for the Year Built / Latest Renovation of the individual Lake Zurich Retail Portfolio Properties (as defined below).
(2)	See “—Escrows” below.
(3)	The Replacement Reserve is subject to a cap in an amount equal to $250,000. See “—Escrows” below.
(4)	The TI / LC reserve is subject to a cap in an amount equal to $750,000. See “—Escrows” below.
(5)	Other Upfront reserves consist of an unfunded obligations reserve related to three tenants at the Lake Zurich Retail Portfolio Properties. See “—Escrows” below.

■	The Mortgage Loan. The Lake Zurich Retail Portfolio mortgage loan (the “Lake Zurich Retail Portfolio Mortgage Loan”) is secured by the borrowers’ fee interest in three anchored retail properties totaling 491,593 SF located in Lake Zurich, Illinois (collectively, the “Lake Zurich Retail Portfolio Properties”). The Lake Zurich Retail Portfolio Mortgage Loan is evidenced by a promissory note with an original principal balance and outstanding principal balance as of the Cut-off Date of $52,500,000, representing approximately 5.8% of the Initial Pool Balance.

The Lake Zurich Retail Portfolio Mortgage Loan was originated on April 25, 2023 by CREFI and accrues interest at a fixed rate of 7.07000% per annum. The Lake Zurich Retail Portfolio Mortgage Loan had an initial term of 120 months, a remaining term of 118 months as of the Cut-off Date and is interest-only for the full term. The scheduled maturity date of the Lake Zurich Retail Portfolio Mortgage Loan is May 6, 2033.

Voluntary prepayment of the Lake Zurich Retail Portfolio Mortgage Loan is prohibited prior to March 6, 2033 but may be freely prepaid in whole (but not in part) thereafter. Defeasance of the Lake Zurich Retail Portfolio Mortgage Loan is permitted at any time after the date that is two years after the closing date of the Benchmark 2023-B39 securitization. See “—Release of Collateral” below.

■	The Mortgaged Properties. The Lake Zurich Retail Portfolio Properties are comprised of three anchored retail centers totaling 491,593 SF located within 1.2 miles of each other in Lake Zurich, Illinois and are a part of the Chicago-Naperville-Arlington Heights metro area. Built between 1974 and 2006, the Lake Zurich Retail Portfolio Properties were 98.4% leased to 81 unique tenants as of February 23, 2023, with no tenant accounting for over 5.0% of underwritten base rent. Additionally, as of the Cut-off Date, the 81 tenants in occupancy at the Lake Zurich Retail Portfolio Properties have been in occupancy for a weighted average of 13.5 years.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The following table presents certain information relating to the Lake Zurich Retail Portfolio Properties:

Portfolio Summary

Property Name	City, State(1)	Year Built/ Renovated(1)	Net Rentable Area (SF)(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Portfolio Cut-off Date Balance	Appraised Value(1)	UW NOI(2)	% of UW NOI(2)
Village Square	Lake Zurich, Illinois	1974 / 1989	210,064	98.0%	$23,200,000	44.2%	$40,700,000	$2,651,586	48.2%
Deerpath Commons	Lake Zurich, Illinois	2006 / NAP	146,492	99.0	15,800,000	30.1	25,400,000	1,625,614	29.5
Deerpath Court	Lake Zurich, Illinois	1990 / NAP	135,037	98.5	13,500,000	25.7	23,900,000	1,229,185	22.3
Total / Wtd. Avg.			491,593	98.4%	$52,500,000	100.0%	$90,000,000	$5,506,385	100.0%

(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated February 23, 2023.

Village Square

The Village Square property is a 210,064 SF anchored retail center located at 463-795 West Main Street in Lake Zurich, Illinois. The Village Square property was built in 1974, renovated in 1989, and is situated on an approximately 19.6-acre site and contains 950 parking spaces, resulting in a parking ratio of approximately 4.52 spaces per 1,000 SF. The Village Square property was 98.0% occupied by 39 unique tenants as of February 23, 2023. The largest tenants at the Village Square property are T.J. Maxx, Office Depot and Petco.

Deerpath Commons

The Deerpath Commons property is a 146,492 SF anchored retail center located at 917 South Rand Road in Lake Zurich, Illinois. The Deerpath Commons property was built in 2006 and is situated on an approximately 13.4-acre site and contains 568 parking spaces, resulting in a parking ratio of approximately 3.88 spaces per 1,000 SF. The Deerpath Commons property was 99.0% occupied by 16 unique tenants as of February 23, 2023. The largest tenants at the Deerpath Commons property are House of Hope, The Tile Shop, LLC and Gold Standard Enterprises, Inc. d/b/a/ Binny’s Beverage Depot (“Binny’s Beverage Depot”).

Deerpath Court

The Deerpath Court property is a 135,037 SF anchored retail center located at 696 South Rand Road in Lake Zurich, Illinois. The Deerpath Court property was built in 1990 and is situated on an approximately 14.1-acre site and contains 910 parking spaces, resulting in a parking ratio of approximately 6.74 spaces per 1,000 SF. The Deerpath Court property was 98.5% occupied by 27 unique tenants as of February 23, 2023. The largest tenants at the Deerpath Court property are American Sale Corporation, Goodwill Retail Services, Inc. and Ania's 1 Polish Deli.

The largest tenant at the Lake Zurich Retail Portfolio Properties based on underwritten base rent is American Sale Corporation (38,920 SF; 7.9% of net rentable area; 5.0% of UW Base Rent). Founded in 1959, American Sale Corporation is a family-owned and operated business that provides customers with a large selection of home recreation and holiday items. The company offers patio furniture, hot tubs, above-ground pools, grills, billiard tables, and backyard playsets, among other items. American Sale Corporation operates eight stores throughout the Chicago suburbs and northwest Indiana and houses inventory in a 225,000 SF warehouse centrally located in Chicago. American Sale Corporation has been a tenant at the Lake Zurich Retail Portfolio Properties since March 2014 and has a current lease term through February 2029, followed by one, five-year extension option. The American Sale Corporation lease has no co-tenancy provisions or termination options.

The second largest tenant at the Lake Zurich Retail Portfolio Properties based on underwritten base rent is Binny’s Beverage Depot (20,000 SF; 4.1% of net rentable area; 4.8% of UW Base Rent). Founded in 1948, Binny’s Beverage Depot is a family-owned liquor store chain with 45 retail locations in Illinois. Binny’s Beverage Depot’s lease at the Lake Zurich Retail Portfolio Properties commenced in August 2007 and has a lease expiration in August 2027, followed by 16, five-year extension options. The Binny’s Beverage Depot lease has no co-tenancy provisions or termination options.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #5: LAKE ZURICH RETAIL PORTFOLIO

The third largest tenant at the Lake Zurich Retail Portfolio Properties based on underwritten base rent is The Tile Shop, LLC (“The Tile Shop”) (21,280 SF; 4.3% of net rentable area; 4.5% of UW Base Rent). Founded in 1985, The Tile Shop offers a selection of tile products, exclusive designs, and expert staff through a network that consists of more than 140 stores in the United States. The Tile Shop offers more than 5,000 natural stone and manmade tile selections, as well as coordinating finishing pieces and installation materials. The Tile Shop has been a tenant at the Lake Zurich Retail Portfolio Properties since November 2007 and has a current lease term though June 2028, followed by one, five-year extension option. The Tile Shop lease has no co-tenancy provisions or termination options.

The following table presents certain information relating to the tenants at the Lake Zurich Retail Portfolio Properties:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
American Sale Corporation	NR/NR/NR	38,920	7.9%	$315,000	5.0%	$8.09	2/28/2029	1, 5-year option
Binny’s Beverage Depot	NR/NR/NR	20,000	4.1	300,000	4.8	$15.00	8/31/2027	16, 5-year options
The Tile Shop	NR/NR/NR	21,280	4.3	281,960	4.5	$13.25	6/30/2028	1, 5-year option
Office Depot	NR/NR/NR	23,500	4.8	258,500	4.1	$11.00	1/31/2029	4, 5-year options
Goodwill Retail Services, Inc.	NR/NR/NR	21,705	4.4	255,034	4.1	$11.75	12/31/2028	2, 5-year options
House of Hope	NR/NR/NR	31,132	6.3	236,462	3.8	$7.60	9/30/2025	3, 1-year options
T.J. Maxx	NR/A2/A	28,000	5.7	224,000	3.6	$8.00	1/31/2024	4, 5-year options
Petco	NR/NR/B-	18,810	3.8	216,315	3.4	$11.50	1/31/2024	4, 5-year options
ALDI, Inc.(4)	NR/NR/NR	16,573	3.4	190,590	3.0	$11.50	5/31/2031	6, 5-year options
Planet Fitness	NR/NR/NR	20,000	4.1	175,000	2.8	$8.75	5/31/2033	2, 10-year options
Largest Tenants		239,920	48.8%	$2,452,861	39.1%	$10.22
Remaining Tenants		244,014	49.6	3,820,452	60.9	$15.66
Total Occupied		483,934	98.4%	$6,273,312	100.0%	$12.96
Vacant Space		7,659	1.6	0	0.0	$0.00
Total / Wtd. Avg.		491,593	100.0%	$6,273,312	100.0%	$12.96

(1)	Based on the underwritten rent rolls dated February 23, 2023.
(2)	Credit Ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps totaling $76,245 which are underwritten through April 1, 2024.
(4)	ALDI, Inc., may terminate its lease at any time with payment of a termination fee equal to the annual rent for the 12 months immediately following the effective date of termination.

The following table presents certain information relating to the lease rollover schedule at the Lake Zurich Retail Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2023	16,728	3.4	3.4%	209,729	3.3	$12.54	6
2024	69,870	14.2	17.6%	888,300	14.2	$12.71	12
2025	81,505	16.6	34.2%	1,017,515	16.2	$12.48	17
2026	31,828	6.5	40.7%	401,634	6.4	$12.62	8
2027	79,942	16.3	56.9%	1,162,552	18.5	$14.54	17
2028	88,573	18.0	74.9%	1,272,813	20.3	$14.37	12
2029	64,420	13.1	88.1%	615,500	9.8	$9.55	3
2030	1,770	0.4	88.4%	83,844	1.3	$47.37	1
2031	24,498	5.0	93.4%	345,145	5.5	$14.09	4
2032	0	0.0	93.4%	0	0.0	$0.00	0
2033	21,800	4.4	97.8%	216,400	3.4	$9.93	2
2034 & Thereafter	3,000	0.6	98.4%	59,880	1.0	$19.96	1
Vacant	7,659	1.6	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	491,593	100.0%		$6,273,312	100.0%	$12.96	83

(1)	Certain tenants may have termination or contraction options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in this rollover schedule.
(2)	Based on the underwritten rent rolls dated February 23, 2023.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps totaling $76,245, which are underwritten through April 1, 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The following table presents certain information relating to historical leasing at the Lake Zurich Retail Portfolio Properties:

Historical Leased %(1)

2019	2020	2021	2022	As of 2/23/2023(2)
94.9%	94.8%	95.9%	95.2%	98.4%

(1)	Represents the average annual occupancy for each respective year unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated February 23, 2023.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lake Zurich Retail Portfolio Properties:

Cash Flow Analysis(1)

	2019	2020	2021	2022	Underwritten	Underwritten $ per SF
Base Rent	$6,066,292	$5,471,943	$5,851,124	$5,742,297	$6,197,068	$12.61
Contractual Rent Steps(2)	0	0	0	0	76,245	$0.16
Potential Income from Vacant Space	0	0	0	0	186,209	$0.38
Total Reimbursements	2,045,577	1,889,484	1,915,264	1,933,731	2,059,487	$4.19
Gross Potential Rent	$8,111,869	$7,361,427	$7,766,388	$7,676,028	$8,519,009	$17.33
Vacancy & Credit Loss	0	0	0	0	(422,416)	($0.86)
Effective Gross Income	$8,111,869	$7,361,427	$7,766,388	$7,676,028	$8,096,593	$16.47

Real Estate Taxes	$1,372,495	$1,369,815	$1,344,917	$1,361,269	$1,392,638	$2.83
Insurance	109,851	137,475	178,257	195,125	186,636	$0.38
Management Fee	243,356	220,843	232,992	230,281	242,898	$0.49
Other Operating Expenses(3)	875,301	699,041	732,735	757,851	768,036	$1.56
Total Expenses	$2,601,003	$2,427,174	$2,488,900	$2,544,526	$2,590,208	$5.27

Net Operating Income	$5,510,867	$4,934,253	$5,277,488	$5,131,502	$5,506,385	$11.20
Replacement Reserves	0	0	0	0	98,319	$0.20
TI/LC	0	0	0	0	245,539	$0.50
Net Cash Flow	$5,510,867	$4,934,253	$5,277,488	$5,131,502	$5,162,527	$10.50

Occupancy(4)	94.9%	94.8%	95.9%	95.2%	95.0%
NOI Debt Yield	10.5%	9.4%	10.1%	9.8%	10.5%
NCF DSCR	1.46x	1.31x	1.40x	1.36x	1.37x

(1)	Based on the underwritten rent rolls dated February 23, 2023.
(2)	Underwritten Contractual Rent Steps totaling $76,245 are underwritten through April 1, 2024.
(3)	Other Operating Expenses are primarily attributable to repairs & maintenance, CAM expenses and utilities.
(4)	Underwritten Occupancy is based on the economic occupancy.

■	Appraisals. According to the appraisals, the Lake Zurich Retail Portfolio Properties have an aggregate “as-is” appraised value of $90,000,000 as of February 10, 2023.
■	Environmental Matters. According to the Phase I environmental reports dated as of February 15, 2023 there are certain recognized environmental conditions (each, a “REC”) at the Lake Zurich Retail Portfolio Properties including (i) a REC at the Village Square property in relation to a dry cleaning facility, John’s Cleaners, which has operated at the Village Square property since 1986, (ii) a REC at the Village Square property in relation to the Phillips 66 Gas Station, which is currently equipped with two 12,000-gallon USTs and one 12,000-gallon diesel UST that were installed in June 1989, (iii) a REC at the Village Square property in relation to the Auto Center, which is equipped with a system of shop floor and trench drains that discharge into two oil-water separators located in the buildings, and (iv) a REC at the Deerpath Court property in relation to Fidelity which utilizes a portion of its space as a maintenance shop that is equipped with a system that discharges to an oil-water separator. Environmental insurance was obtained regarding both the Village Square property and Deerpath Court property. See “Description of the Mortgage Pool—Environmental Considerations” in this Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #5: LAKE ZURICH RETAIL PORTFOLIO
■	Market Overview and Competition. The Lake Zurich Retail Portfolio Properties are located in Lake Zurich, Illinois, approximately 38.6 miles northwest of Chicago, Illinois, and are located within the Chicago-Naperville-Arlington Heights metro area (“Chicago MSA”). Primary access to the Lake Zurich Retail Portfolio Properties is provided by US Highway 12 (Rand Road), which is an arterial highway that runs northwest to southeast and fronts the Deerpath Court property and Deerpath Commons property. Additional access is provided by State Highway 22 (Main Street), which fronts the Village Square property.

According to the appraisals, the Lake Zurich Retail Portfolio Properties are located in the Central Northwest submarket of Chicago. As of December 31, 2022, the Central Northwest submarket had retail inventory of 14,890,689 SF with a vacancy rate of 6.0% and an average asking rent of $15.64 PSF. As of December 31, 2022, the overall Chicago MSA had retail inventory of 617,581,861 SF, vacancy of 5.6%, average asking rent of $17.76 and positive net absorption of 2,989,216 SF.

The following table presents certain information relating to the demographics of the Lake Zurich Retail Portfolio Properties:

Demographic Summary %(1)

Property Name	City, State	Allocated Loan Amount	1-mile Population	3-mile Population	5-mile Population	1-mile Avg. Household Income	3-mile Avg. Household Income	5-mile Avg. Household Income
Village Square	Lake Zurich, IL	$23,200,000	5,826	41,344	89,574	$178,603	$197,702	$193,791
Deerpath Commons	Lake Zurich, IL	15,800,000	8,740	41,528	119,917	$170,587	$198,678	$176,437
Deerpath Court	Lake Zurich, IL	13,500,000	5,826	41,344	89,574	$178,603	$197,702	$193,791
Total / Weighted Avg.(2)		$52,500,000	6,703	41,399	98,706	$176,191	$197,996	$188,568

(1)	Source: Appraisals.
(2)	Total / Weighted Avg. based on the allocated loan amount of each Lake Zurich Retail Portfolio Property.

■	The Borrowers. The borrowers are JAS II Holdings LLC, Village Square Retail Center LLC, and Deerpath Court Holdings LLC, each a Delaware limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Lake Zurich Retail Portfolio Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are John Alan Sfire, Jason Alan Sfire, and Barbara M. Sfire of the Fidelity Group. The Fidelity Group is a commercial real estate development group that develops, builds, owns, and manages properties. Since 1987, the Fidelity Group and its affiliated companies have developed over 1,000,000 SF of retail and office space.

■	Escrows. At origination of the Lake Zurich Retail Portfolio Mortgage Loan, the borrowers deposited (i) $46,659 into an insurance reserve account, (ii) $250,000 into a replacement reserve account, (iii) $750,000 into a tenant improvements and leasing commissions reserve account, and (iv) $152,205 into an unfunded obligations reserve account.

Tax Reserve – On each monthly payment date during a Trigger Period (as defined below), the borrowers are required to deposit into a real estate tax reserve account 1/12th of the taxes that the lender estimates will be payable by the borrowers over the next ensuing 12-month period.

Insurance Reserve – The borrowers are required to deposit into an insurance reserve account, on a monthly basis, 1/12th of an amount which would be sufficient to pay the insurance premiums due by the borrowers for the renewal of the coverage afforded by the insurance policies; provided, however, so long as the Insurance Premium Waiver Conditions (as defined below) are satisfied with respect to any particular policy or policies, the monthly insurance deposit will not include insurance premiums attributable to such policy or policies.

“Insurance Premium Waiver Conditions” means each of the following conditions: (i) insurance premiums for each such policy are paid on an installment basis as permitted pursuant to the Lake Zurich Retail Portfolio Mortgage Loan documents, (ii) the borrowers submit to the lender proof of payment of each and every such installment as the same becomes due and payable, (iii) there remains on deposit in the insurance reserve account a sum equal to at least 25% of the estimated annual insurance premiums for any umbrella policies (separate and apart from any other funds on deposit therein attributable to any policies that do not constitute umbrella policies), as reasonably determined by the lender, and (iv) no event of default has occurred and is continuing.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #5: LAKE ZURICH RETAIL PORTFOLIO

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $8,193; provided, however, the borrowers will not be required to make such monthly deposit into the replacement reserve so long as the amount then on deposit in the replacement reserve account equals or exceeds $250,000.

TI / LC Reserve – The borrowers are required to deposit into a tenant improvement and leasing commissions reserve, on a monthly basis, an amount equal to approximately $60,943; provided, however, the borrowers will not be required to make such monthly deposit into the tenant improvement and leasing reserve either (i) prior to the occurrence of a Leasing Reserve Deposit Event (as defined below), or (ii) to the extent that the amount then on deposit in the tenant improvements and leasing commissions reserve account equals or exceeds $750,000.

"Leasing Reserve Deposit Event” means the first date (if such date occurs) on which the balance of funds on deposit in the tenant improvements and leasing commissions reserve account is less than $500,000.

■	Lockbox and Cash Management. The Lake Zurich Retail Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. From and after the first occurrence of a Trigger Period, the borrowers are required to establish a lender-controlled lockbox account, and are thereafter required to deposit, or cause the property manager to deposit, all revenue received by the borrowers or the property manager into such lockbox. Within five days after the occurrence of a Trigger Period, the borrowers are required to deliver a notice to all tenants at the Zurich Retail Portfolio Properties directing them to remit rent and all other sums due under the applicable lease directly to the lender-controlled lockbox account. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept each business day to a lender-controlled cash management account, to be applied and disbursed in accordance with the Lake Zurich Retail Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Lake Zurich Retail Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Lake Zurich Retail Portfolio Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Lake Zurich Retail Portfolio Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence of an event of default, and (ii) the debt yield falling below 8.75%, and (B) expiring upon (x) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, and (y) with regard to any Trigger Period commenced in connection with clause (ii) above, the date the debt yield is equal to or greater than 9.0% for two consecutive calendar quarters.

■	Property Management. The Lake Zurich Retail Portfolio Properties are managed by The Fidelity Group, Ltd., a borrower-affiliated property management company.
■	Current Mezzanine or Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Subordinate Indebtedness. Not Permitted.
■	Release of Collateral. The Lake Zurich Retail Portfolio Mortgage Loan documents permit the release of the Deerpath Commons property and/or the Deerpath Court property (individually and collectively, as applicable, the “Release Property”) from the lien of the mortgage at any time after the date that is two years after the closing date of the Benchmark 2023-B39 securitization, upon which the borrower may either deliver defeasance collateral or partially prepay the Lake Zurich Retail Portfolio Mortgage Loan, as applicable, and obtain release of the Deerpath Commons property and/or the Deerpath Court property, in each case, provided that no event of default has occurred and is continuing, and upon satisfaction of certain conditions set forth in the Lake Zurich Retail Portfolio Mortgage Loan documents, including, without limitation, the following: (i) the defeasance collateral or partial prepayment, as applicable, is in an amount equal to the greater of (a) 115% of the allocated loan amount for the Release Property, and (b) the net sales proceeds applicable to such Release Property, (ii) the borrower has delivered a REMIC opinion, (iii) the borrower delivers (in the case of a partial prepayment, if requested by the lender) a rating agency confirmation, (iv) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt service coverage ratio with respect to the remaining Lake Zurich Retail Portfolio Properties is greater than the greater of (a) 1.37x, and (b) the debt service coverage ratio for all of the Lake Zurich Retail Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable, (v) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt yield with
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #5: LAKE ZURICH RETAIL PORTFOLIO

respect to the remaining Lake Zurich Retail Portfolio Properties is greater than the greater of (a) 9.83%, and (b) the debt yield for all of the Lake Zurich Retail Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable, and (vi) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the loan-to-value ratio with respect to the remaining Lake Zurich Retail Portfolio Properties is no greater than the lesser of (a) 58.3%, and (b) the loan-to-value ratio for all of the Lake Zurich Retail Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable.

■	Terrorism Insurance. The borrowers are required to maintain or cause to be maintained an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Lake Zurich Retail Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the Lake Zurich Retail Portfolio Properties for 18 months, with six months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #6: FOUR SPRINGS NET LEASE PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #6: FOUR SPRINGS NET LEASE PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #6: FOUR SPRINGS NET LEASE PORTFOLIO
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	22	Loan Seller		GACC
Location (City / State)(1)	Various, Various	Cut-off Date Balance(3)		$50,000,000
Property Type(1)	Industrial	Cut-off Date Balance per SF(3)		$54.84
Size (SF)	1,316,654	Percentage of Initial Pool Balance		5.5%
Total Occupancy as of 7/6/2023	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/6/2023	100.0%	Type of Security		Fee
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		5.93500%
Appraised Value(1)(2)	$132,057,000	Original Term to Maturity (Months)		120
Appraisal Date	3/15/2023	Original Amortization Term (Months)		NAP
Borrower Sponsor	Four Springs Capital Trust	Original Interest Only Period (Months)		120
Property Management	Self-Managed	First Payment Date		8/6/2023
		Maturity Date		7/6/2033

Underwritten Revenues	$11,122,214
Underwritten Expenses	$2,960,371	Escrows(4)
Underwritten Net Operating Income (NOI)	$8,161,843		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,161,843	Taxes	$0	Springing
Cut-off Date LTV Ratio(2)(3)	54.7%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)(3)	54.7%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(3)	1.88x / 1.88x	TI / LC	$2,000,000	Springing
Debt Yield Based on Underwritten NOI / NCF(3)	11.3% / 11.3%	Other(5)	$0	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount(3)	$72,200,000	100.0%	Existing Loan Payoff	$37,374,922	51.8%
			Return of Equity	27,935,740	38.7
			Closing Costs	4,889,338	6.8
			Upfront Reserves	2,000,000	2.8
Total Sources	$72,200,000	100.0%	Total Uses	$72,200,000	100.0%

(1)	See the "Portfolio Summary" chart below for Location (City / State), Property Type, Year Built / Latest Renovation and Appraised Values of the individual Four Springs Net Lease Portfolio Properties (as defined below).
(2)	The Appraised Value represents the “As Is portfolio” value of $132,057,000, which includes a portfolio premium of 4.20342460348773%. Based on the aggregate “as-is” appraised value of the individual Four Springs Net Lease Portfolio Properties of $126,730,000, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio are 57.0% and 57.0%, respectively. The Appraised Value for the 4125 State Route 22 property represents the “As Is" appraised value of the property ($5,020,000) as well as the excess land value of the property ($1,720,000).
(3)	The Four Springs Net Lease Portfolio Mortgage Loan (as defined below) is part of the Four Springs Net Lease Portfolio Whole Loan (as defined below), which is evidenced by two pari passu notes with an aggregate outstanding principal balance of $72.2 million. LTV Ratios, DSCR, Debt Yield and Cut-off Date Balance per SF set forth above are calculated based on the outstanding balance of the Four Springs Net Lease Portfolio Whole Loan.
(4)	See “—Escrows” below.
(5)	Other reserve represents a contingent Low DSCR cure deposit reserve.

■	The Mortgage Loan. The mortgage loan (the “Four Springs Net Lease Portfolio Mortgage Loan”) is part of a Whole Loan (the “Four Springs Net Lease Portfolio Whole Loan”) with an aggregate principal balance as of the Cut-off Date of $72,200,000, which is secured by first mortgage liens encumbering the borrowers’ fee interests in a portfolio of 22 industrial properties totaling 1,316,654 SF located in 13 states (each a “Four Springs Net Lease Portfolio Property,” and collectively the “Four Springs Net Lease Portfolio” or the “Four Springs Net Lease Portfolio Properties”). The Four Springs Net Lease Portfolio Mortgage Loan is evidenced by the controlling note A-1 with an outstanding principal balance as of the Cut-off Date of $50,000,000, representing approximately 5.5% of the Initial Pool Balance. The Four Springs Net Lease Portfolio Whole Loan is comprised of two pari passu notes with an aggregate principal balance as of the Cut-off Date of $72,200,000, as detailed in the “Whole Loan Summary” table below.

The Four Springs Net Lease Portfolio Whole Loan was originated by German American Capital Corporation (“GACC”) on June 14, 2023. The Four Springs Net Lease Portfolio Whole Loan requires interest-only payments during its entire term and accrues interest at a rate of 5.93500% per annum. The Four Springs Net Lease Portfolio Whole Loan proceeds were used to pay off approximately $37.4 million of existing debt, fund reserves, pay origination costs and return equity to the borrower sponsor.

The Four Springs Net Lease Portfolio Whole Loan has an initial term of 120 months and a remaining term of 120 months as of the Cut-off Date. The scheduled maturity date of the Four Springs Net Lease Portfolio Whole Loan is the payment date in July 2033. Voluntary prepayment of the Four Springs Net Lease Portfolio Whole Loan in whole is permitted on or after the payment date occurring in January 2033 without payment of any prepayment premium. Defeasance of the Four Springs Net Lease Portfolio Whole Loan in whole, or in part, is permitted at any time after the earlier of (i) the second anniversary of the closing date of the securitization that includes the last pari passu note of the Four Springs Net Lease Portfolio Whole Loan to be securitized and (ii) June 14, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #6: FOUR SPRINGS NET LEASE PORTFOLIO

The table below summarizes the promissory notes that comprise the Four Springs Net Lease Portfolio Whole Loan. The relationship between the holders of the Four Springs Net Lease Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2023-B39	Yes
A-2	22,200,000	22,200,000	GACC(1)	No
Whole Loan	$72,200,000	$72,200,000

(1)	Expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Properties. The Four Springs Net Lease Portfolio is a 1,316,654 SF portfolio of 22 industrial properties located throughout the United States. The Four Springs Net Lease Portfolio Properties range from 6,566 SF to 227,028 SF, with an average size of 59,848 SF. No single Four Springs Net Lease Portfolio Property accounts for more than 17.2% of the Four Springs Net Lease Portfolio’s net rentable area. The Four Springs Net Lease Portfolio Properties were built between 1958 and 2020. As of July 6, 2023 the Four Springs Net Lease Portfolio is 100.0% occupied under 22 leases, with nine Four Springs Net Lease Portfolio Properties under four master leases with Equipment Share (3251 Gila Ridge Road, 2435 Prairie Road, 199 and 203 Finley Road), LiquiBox (1817 Masters Avenue and 104 South Scenic Highway), Commercial Food Service Repair (50-100 Frontier Way and 2465 North 22nd Street) and Abrasive Tech (1175 Bowes Road and 8400 Green Meadows Drive). Additionally, Continental Services is a tenant at the 7850 Haggerty Road, 35710 Mound Road, 3519 Wayland Drive and 700 Stephenson Highway properties. All tenants have triple net lease structures, and the weighted average lease term based on SF is 18.8 years with a weighted average remaining lease term of 11.8 years. The three largest properties by net rentable area account for 38.7% of the total SF and no additional Four Springs Net Lease Portfolio Property comprises more than 7.8% of the total SF.

The following table presents certain information relating to the individual Four Springs Net Lease Portfolio Properties:

Portfolio Summary

Property Name	City, State	Property Sub-Type	Year Built / Renovated	SF(1)	Allocated Whole Loan Cut-off Date Balance	% of Allocated Whole Loan Cut-off Date Balance	Appraised Value(2)	% of Appraised Value(2)	UW Base Rent(1)	% of UW Base Rent(1)
8271 Anderson Court	Odenton, MD	Cold Storage	2001 / NAP	70,000	$7,748,100	10.7%	$13,600,000	10.7%	$890,400	10.4%
1313 & 1422 Campbell Street	Toledo, OH	Warehouse/Distribution	1958 / 2020	227,028	7,007,500	9.7	12,300,000	9.7	828,600	9.7
3310 Greensburg Road	North Canton, OH	Warehouse/Manufacturing	2019 / NAP	119,856	6,380,800	8.8	11,200,000	8.8	726,776	8.5
2495 Doctor F. E. Wright Drive	Jackson, TN	Warehouse/Distribution	1992 / 2017	163,000	6,096,000	8.4	10,700,000	8.4	751,717	8.8
700 Stephenson Highway	Troy, MI	Flex	1980 / 2014	29,179	4,409,600	6.1	7,740,000	6.1	595,475	7.0
7850 Haggerty Road	Van Buren, MI	Warehouse/Distribution	1994 / 2017	68,499	3,936,700	5.5	6,910,000	5.5	472,374	5.5
4125 State Route 22(2)	Plattsburgh, NY	Warehouse/Distribution	1980 / NAP	59,029	3,839,900	5.3	6,740,000	5.3	319,805	3.7
4400 South 76th Circle	Omaha, NE	Warehouse/Distribution	1964 / 2019	80,000	3,760,100	5.2	6,600,000	5.2	437,110	5.1
8400 Green Meadows Drive	Lewis Center, OH	Manufacturing/Warehouse	1983-1988 / 2016	85,548	3,549,300	4.9	6,230,000	4.9	438,741	5.1
1817 Masters Avenue	Ashland, OH	Warehouse	1962 / 2015	102,500	3,532,200	4.9	6,200,000	4.9	409,030	4.8
8760 Mississippi Street	Merrillville, IN	Manufacturing/Warehouse	2020 / NAP	26,500	2,956,800	4.1	5,190,000	4.1	385,993	4.5
35710 Mound Road	Sterling Heights, MI	Warehouse/Distribution	2000 / NAP	43,750	2,643,500	3.7	4,640,000	3.7	314,109	3.7
819 North Jefferson Avenue	St. Louis, MO	Warehouse/Distribution	1997 / 2016	47,840	2,375,700	3.3	4,170,000	3.3	282,256	3.3
2435 Prairie Road	Eugene, OR	Warehouse	1978, 1983 / 2021	27,868	2,250,400	3.1	3,950,000	3.1	262,027	3.1
199 and 203 Finley Road	Belle Vernon, PA	Warehouse	1972, 1986 / 2021	21,026	2,221,900	3.1	3,900,000	3.1	254,945	3.0
50-100 Frontier Way	Bensenville, IL	Warehouse	1989 / NAP	27,153	1,851,600	2.6	3,250,000	2.6	213,205	2.5
11686 Upper River Road	Athens, OH	Warehouse	2019 / NAP	6,566	1,766,100	2.4	3,100,000	2.4	222,000	2.6
1175 Bowes Road	Elgin, IL	Warehouse/Manufacturing	1999 / NAP	40,860	1,692,100	2.3	2,970,000	2.3	209,326	2.4
3251 Gila Ridge Road	Yuma, AZ	Warehouse/Distribution	1992 / 2021	10,900	1,395,800	1.9	2,450,000	1.9	191,209	2.2
2465 North 22nd Street	Decatur, IL	Flex	2006 / NAP	16,912	997,000	1.4	1,750,000	1.4	130,674	1.5
104 South Scenic Highway	Lake Wales, FL	Warehouse	1973 / 2015	27,000	911,500	1.3	1,600,000	1.3	107,788	1.3
3519 Wayland Drive	Jackson, MI	Warehouse/Distribution	1970 / 2018	15,640	877,400	1.2	1,540,000	1.2	110,040	1.3
Total				1,316,654	$72,200,000	100.0%	$126,730,000	100.0%	$8,553,601	100.0%

(1)	Based on the underwritten rent roll as of July 6, 2023.
(2)	The Appraised Value represents the “As Is portfolio” value of $132,057,000, which includes a portfolio premium of 4.20342460348773%. The Appraised Value and % of Appraised Value shown above is based on the aggregate “as-is” appraised values of the individual Four Springs Net Lease Portfolio Properties of $126,730,000. The Appraised Value for the 4125 State Route 22 property represents the “As Is" appraised value of the property ($5,020,000) as well as the excess land value of the property ($1,720,000).

8271 Anderson Court (10.7% of Allocated Whole Loan Cut-off Date Balance): The property is an industrial cold storage warehouse containing 70,000 SF located in the Arundel Crossing West Industrial Park in Odenton, Maryland. The improvements were originally constructed in 2001, and features include an estimated 37.0% cooler/freezer space, 18.0% office finish, clear heights of 23 feet, and 17 exterior dock doors. The improvements are situated on a site containing 11.67 acres, or 508,345 SF of land area. The sole tenant at the property is Domino’s (70,000 SF, 5.3% of portfolio GLA, 10.4% of portfolio UW Base Rent), which has been a tenant since 2001 and has a lease expiring in August 2037 with two, 5-year renewal options and no termination options. Founded in 1960, Domino’s is a multinational pizza restaurant chain with over 5,600 locations in the United States. As of 2022, Domino’s reported sales of approximately $4.5 billion worldwide.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #6: FOUR SPRINGS NET LEASE PORTFOLIO

1313 & 1422 Campbell Street (9.7% of Allocated Whole Loan Cut-off Date Balance): The property is a distribution warehouse that was originally developed in 1958, underwent significant renovations in 2020, and contains 227,028 SF of gross building area. The building features an estimated 2,270 SF or 1.0% of office space, 20-foot clear heights, 14 loading dock doors and one drive-in door. The improvements are situated on 22.48 acres, or 979,267 SF of land, located in Toledo, Lucas County, Ohio. The sole tenant at the property is Brenntag SE (“Brenntag”) (227,028 SF, 17.2% of portfolio GLA, 9.7% of portfolio UW Base Rent), which signed a 15-year lease in 2019 and has two, 5-year renewal options. Founded in 1874, Brenntag is a global market leader in chemicals and ingredients distribution. The company manages complex supply chains for both chemical manufacturers and consumers by simplifying market access to thousands of products and services. Brenntag is headquartered in Essen, Germany and has operations in more than 78 countries worldwide.

3310 Greensburg Road (8.8% of Allocated Whole Loan Cut-off Date Balance): The property is a manufacturing warehouse that was built-to-suit for the current tenant in 2019 and contains 119,856 SF. The building features an estimated 10,787 SF or 9.0% office/lab space, 16- to 28-foot clear heights, four loading dock doors and two drive-in doors. The improvements are situated on 12.02 acres located in North Canton, Summit County, Ohio in the southeast corner of Mayfair and Greensburg Roads, east of I-77 and Akron-Canton Airport. The sole tenant at the property is A. Stucki Company (“Stucki”) (119,856 SF, 9.1% of portfolio GLA, 8.5% of portfolio UW Base Rent). Stucki has been at the property since 2019 with a lease expiring in August 2034 and no renewal or termination options. Stucki is a leading supplier of highly engineered parts and services for the rail industry. Founded in 1911, Stucki has grown and diversified over the years to supply dynamic control products, brake system components, springs, bearings and track infrastructure and other products, as well as remanufacturing, repair, direct-to-locomotive refueling and additional services.  Headquartered in Moon Township, the company operates 21 facilities throughout the United States, Mexico and Brazil. Stucki was recapitalized in late 2022 through an investment led by Stellex Capital Management.

The following table presents certain information relating to the tenants at the Four Springs Net Lease Portfolio Properties:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Four Springs Net Lease Portfolio Property	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Continental Services	Various(3)	NR/NR/NR	157,068	11.9%	$1,491,999	17.4%	$9.50	Various(4)	2, 5-Year Options
Dominos	8271 Anderson Court	NR/NR/NR	70,000	5.3	890,400	10.4	$12.72	8/31/2037	2, 5-Year Options
Brenntag	1313 & 1422 Campbell Street	NR/NR/NR	227,028	17.2	828,600	9.7	$3.65	9/30/2035	2, 5-Year Options
Mighty Distributing	2495 Doctor F. E. Wright Drive	NR/NR/NR	163,000	12.4	751,717	8.8	$4.61	12/23/2034	None
Stucki	3310 Greensburg Road	NR/NR/NR	119,856	9.1	726,776	8.5	$6.06	8/31/2034	None
Equipment Share	Various(5)	NR/NR/NR	59,794	4.5	708,181	8.3	$11.84	9/27/2036(6)	2, 5-Year Options
Abrasive Tech	Various(7)	NR/NR/NR	126,408	9.6	648,067	7.6	$5.13	9/30/2041	4, 5-Year Options
LiquiBox	Various(8)	NR/NR/NR	129,500	9.8	516,818	6.0	$3.99	2/28/2041	4, 5-Year Options
International Paper	4400 South 76th Circle	NR/NR/NR	80,000	6.1	437,110	5.1	$5.46	2/28/2029	None
Super Products	8760 Mississippi Street	NR/NR/NR	26,500	2.0	385,993	4.5	$14.57	12/31/2030	2, 5-Year Options
Ten Largest Tenants			1,159,154	88.0%	$7,385,661	86.3%	$6.37
Remaining Occupied Tenants			157,500	12.0	1,167,940	13.7	$7.42
Total Occupied			1,316,654	100.0%	$8,553,601	100.0%	$6.50
Vacant			0	0.0
Total / Wtd. Avg.			1,316,654	100.0%

(1)	Based on the underwritten rent roll as of July 6, 2023.
(2)	In some instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Continental Services is a tenant at the 7850 Haggerty Road, 35710 Mound Road, 3519 Wayland Drive and 700 Stephenson Highway properties.
(4)	Continental Services has 112,249 SF expiring in May 2030 and 44,819 SF expiring in April 2032.
(5)	Equipment Share is a tenant at the 3251 Gila Ridge Road, 2435 Prairie Road, 199 and 203 Finley Road property.
(6)	Equipment Share has 10,900 SF expiring on September 28, 2036, the remaining SF expires September 27, 2036.
(7)	Abrasive Tech is a tenant at the 8400 Green Meadows Drive and 1175 Bowes Road properties.
(8)	Liquibox is a tenant at the 1817 Masters Avenue and 104 South Scenic Highway properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #6: FOUR SPRINGS NET LEASE PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the Four Springs Net Lease Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM & 2023	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	47,840	3.6	3.6%	282,256	3.3	$5.90	1
2028	0	0.0	3.6%	0	0.0	$0.00	0
2029	80,000	6.1	9.7%	437,110	5.1	$5.46	1
2030	197,778	15.0	24.7%	1,492,281	17.4	$7.55	4
2031	0	0.0	24.7%	0	0.0	$0.00	0
2032	44,819	3.4	28.1%	705,515	8.2	$15.74	2
2033	0	0.0	28.1%	0	0.0	$0.00	0
2034 & Thereafter	946,217	71.9	100.0%	5,636,438	65.9	$5.96	14
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,316,654	100.0%		$8,553,601	100.0%	$6.50	22

(1)	Based on the underwritten rent roll as of July 6, 2023.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

The following table presents certain information relating to historical occupancy at the Four Springs Net Lease Portfolio Properties:

Historical Leased %(1)

2021	2022	As of 7/6/2023(2)
100.0%	100.0%	100.0%

(1)	As provided by the borrowers and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.
(2)	Based on the underwritten rent roll as of July 6, 2023.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Four Springs Net Lease Portfolio Properties:

Cash Flow Analysis(1)(2)

	2021	2022	TTM 3/31/2023	Underwritten	Underwritten $ per SF
Rents In Place	$6,034,230	$8,320,319	$8,335,718	$8,553,601	$6.50
Rent Steps(3)	0	0	0	198,993	$0.15
Vacant Income	0	0	0	0	$0.00
Gross Potential Rent	$6,034,230	$8,320,319	$8,335,718	$8,752,594	$6.65
CAM	346,320	424,115	434,860	2,955,000	$2.24
Other Income	36,495	9,600	2,510	0	$0.00
Total Gross Income	$6,417,045	$8,754,035	$8,773,088	$11,707,594	$8.89
Vacancy / Credit Loss	0	0	0	(585,380)	($0.44)
Effective Gross Income	$6,417,045	$8,754,035	$8,773,088	$11,122,214	$8.45
Total Expenses	364,230	458,683	470,795	2,960,371	$2.25
Net Operating Income	$6,052,815	$8,295,352	$8,302,293	$8,161,843	$6.20
TI/LC	0	0	0	0	$0.00
Capital Expenditures	0	0	0	0	$0.00
Net Cash Flow	$6,052,815	$8,295,352	$8,302,293	$8,161,843	$6.20

Occupancy	100.0%	100.0%	100.0%	95.0%(4)
NOI Debt Yield	8.4%	11.5%	11.5%	11.3%
NCF DSCR	1.39x	1.91x	1.91x	1.88x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Based on the underwritten rent roll as of July 6, 2023.
(3)	Rent Steps include contractual rent steps through May 1, 2024 totaling approximately $170,051 and credit rent steps through the loan term totaling approximately $28,942.
(4)	Underwritten Occupancy is based on the economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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■	Appraisal. According to the portfolio appraisal, the Four Springs Net Lease Portfolio Properties have an “As Is portfolio” appraised value of $132,057,000 as of March 15, 2023. The sum of the “as is” values of each property in the portfolio as of various dates between March 13, 2023 and March 20, 2023 is $126,730,000. In addition, the Appraised Value for the 4125 State Route 22 property represents the "As Is" appraised value of the property ($5,020,000) as well as the excess land value of the property ($1,720,000).
■	Environmental Matters. According to the Phase I environmental reports dated March 27, 2023, the environmental consultant identified controlled recognized environmental conditions at the following Four Springs Net Lease Portfolio Properties:, 1313 & 1422 Campbell Street, 199 and 203 Finley Road and 819 North Jefferson Avenue and identified a business environmental risk at the 8400 Green Meadows Drive property. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.
■	Market Overview and Competition. The Four Springs Net Lease Portfolio is located across 22 different MSAs in 13 states. The following highlights key statistics for each relevant market based on year end 2022 statistics. Overall, the average submarket vacancy for the Four Springs Net Lease Portfolio is 3.3% with an average rent of $7.89 PSF.

Market Overview(1)

Property Name	Industrial Submarket	Submarket Rentable Building Area	Net Absorption	Vacancy Rate	Market Rent	12 Month Rent Growth
7850 Haggerty Road	Airport District Detroit - MI	56,140,000	2,189,000	2.1%	$8.08	7.0%
3310 Greensburg Road	Akron - OH	72,981,000	538,000	3.3%	$5.91	6.9%
1817 Masters Avenue	Ashland - OH	6,144,050	20,000	2.9%	$4.25	13.3%
11686 Upper River Road	Athens County – OH	650,098	98,000	0.8%	$9.00	-25.0%
8271 Anderson Court	BWI/Anne Arundel - MD	16,204,000	-56,000	5.9%	$11.16	9.8%
4125 State Route 22	Clinton County - NY	5,370,856	261,559	10.9%	$10.00	0.0%
8400 Green Meadows Drive	Delaware County Columbus – OH	15,880,000	-68,000	2.7%	$9.27	15.4%
2435 Prairie Road	Eugene - OR	30,954,000	-25,000	0.4%	$8.94	6.9%
8760 Mississippi Street	Indiana Chicago - IL	46,912,000	548,000	6.4%	$7.67	8.2%
2495 Doctor F. E. Wright Drive	Jackson – TN	18,684,000	-108,000	3.9%	$4.83	12.6%
3519 Wayland Drive	Jackson – MI	16,893,000	-117,000	6.4%	$5.43	6.9%
104 South Scenic Highway	Lakeland – FL	79,216,000	1,958,000	4.1%	$7.79	13.2%
2465 North 22nd Street	Macon County – IL	10,382,294	232,576	2.9%	$4.03	5.0%
1175 Bowes Road	North Kane/I-90 - IL	43,847,000	2,372,000	3.8%	$9.14	9.1%
50-100 Frontier Way	O’Hare – IL	111,403,000	727,000	2.9%	$10.08	9.2%
4400 South 76th Circle	South Central Omaha – NE	21,803,000	546,000	2.2%	$7.44	6.7%
1313 & 1422 Campbell Street	South/Southwest Toledo – OH	21,107,000	137,000	0.4%	$5.61	6.9%
819 North Jefferson Avenue	Saint Louis City North – MO	37,716,000	984,000	2.0%	$5.13	7.8%
700 Stephenson Highway	Troy Area Central Detroit – MI	9,211,000	203,000	2.4%	$8.58	7.4%
35710 Mound Road	West of Van Dyke/Macomb – MI	65,235,000	1,273,000	2.2%	$9.00	7.4%
199 and 203 Finley Road	Westmoreland County Pittsburgh – PA	37,217,000	596,000	5.6%	$7.30	4.1%
3251 Gila Ridge Road	Yuma – AZ	5,309,000	-10,000	0.5%	$8.56	5.6%
Total / Wtd. Avg.(2)		729,259,298	938,162	3.3%	$7.89	8.4%

(1)	Source: Appraisals.
(2)	Weighted based on Submarket Rentable Building Area.
■	The Borrowers. The borrowers are FSC AT Master, DST, FSC BGL Toledo OH, DST, FSC CFSR Master, DST, FSC CG Athens OH, DST, FSC CON Jackson MI, DST, FSC CON Sterling Heights MI, DST, FSC CON Troy MI, DST, FSC CON Van Buren MI, DST, FSC DOM Odenton MD, DST, FSC EQS Master, DST, FSC IP Omaha NE, DST, FSC LBC Master, DST, FSC MCO St. Louis MO, DST, FSC MDSA Jackson TN, DST, FSC Plattsburgh NY, DST, FSC SP Merrillville IN, DST, FSC STU North Canton OH, DST, each a Delaware statutory trust (a “DST”), wholly owned by FSC Industrial Portfolio 27, DST, a newly formed DST (the “Parent DST”). Each of the 22 properties is owned by one of the individual DSTs, except several of the properties, which are owned by the same individual DST on leases for multiple properties. Each of the properties on a multiple-property lease is owned by one individual DST per multiple-property lease. The 22 properties are located in 13 states: Arizona, Florida, Illinois, Indiana, Maryland, Michigan, Missouri, Nebraska, New York, Ohio, Oregon, Pennsylvania and Tennessee. In Florida, Illinois, Indiana, Maryland, Missouri, Nebraska, New York and Tennessee, Delaware statutory trusts cannot directly hold fee title to real property. In those states, the signatory trustee for each of the individual borrower DSTs, FSC Industrial Portfolio Manager, LLC, a Delaware limited liability company (the “Signatory Trustee”), holds title on behalf of the related borrower DSTs in its capacity as such DST’s signatory trustee. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Four Springs Net Lease Portfolio Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #6: FOUR SPRINGS NET LEASE PORTFOLIO

The borrower sponsor and nonrecourse carve-out guarantor is Four Springs Capital Trust. Four Springs Capital Trust currently owns 100% of the Parent DST and plans to syndicate 100% of its ownership to investors, ultimately expecting to retain 0% ownership. Four Springs Capital Trust seeks to acquire single-tenant net lease properties throughout the United States that are leased to quality tenants and have remaining lease terms in excess of 10 years with contractual rent increases. Four Springs Capital Trust has a current portfolio (inclusive of the Four Springs Net Lease Portfolio Properties) of 158 properties across 30 states, which is 99.9% occupied by 70 different tenants and totals 7,000,000 SF. Coby Johnson and William Dioguardi serve as managers for the DSTs.

The Four Springs Net Lease Portfolio borrowers have master leased all of the Four Springs Net Lease Portfolio Properties pursuant to a master lease (the “Four Springs Master Lease”) to one master tenant, FSC IP27 LeaseCo, LLC, a Delaware limited liability company (the “Four Springs Master Tenant”), which is in turn owned by the guarantor. The Four Springs Master Tenant is a Delaware limited liability company structured to be bankruptcy-remote, with one independent director. The Four Springs Master Lease generally imposes responsibility on the Four Springs Master Tenant for the operation, maintenance and management of the Four Springs Net Lease Portfolio Properties and payment of all expenses incurred in the maintenance and repair of the Four Springs Net Lease Portfolio Properties, other than capital expenses. The Four Springs Master Tenant’s interests in all tenant rents have been assigned to the Four Springs Net Lease Portfolio borrowers pursuant to certain Tenant/Landlord Subordination and Assignment Agreements (Unrecorded Master Lease) by and between the Four Springs Master Tenant and each borrower, which the borrowers in turn collaterally assigned to the lender. The Four Springs Master Lease is subordinate to the Four Springs Net Lease Portfolio Whole Loan and, upon an event of default under the Four Springs Net Lease Portfolio Whole Loan, the lender has the right to cause the borrowers to terminate the Four Springs Master Lease. A default under the Four Springs Master Lease is an event of default under the Four Springs Net Lease Portfolio Whole Loan.

The lender has the right to require the Four Springs Net Lease Portfolio borrowers to convert from DSTs to Delaware limited liability companies upon (i) notice from the lender that an event of default is continuing under the Four Springs Net Lease Portfolio Whole Loan, or (ii) 30 days prior to the maturity date of the Four Springs Net Lease Portfolio Whole Loan, if an executed commitment to refinance the Four Springs Net Lease Portfolio Whole Loan or an executed contract of sale with a closing date prior to the maturity date is not delivered to the lender.

■	Escrows. At loan origination, the borrowers deposited $2,000,000 into a TI/LC reserve.

Real Estate Tax Reserve. On each monthly payment date during the continuance of a Trigger Period (as defined below), the borrowers are required to deposit an amount equal to 1/12 of the estimated annual real estate taxes into a tax reserve account; provided that such deposits are waived for any of the Four Springs Net Lease Portfolio Properties so long as (i) no event of default is continuing, (ii) an Approved Triple Net Lease (as defined below) is in full force and effect at such property, (iii) the Approved Triple Net Lease obligates the related tenant to pay all taxes with respect to such property directly to the applicable governmental authorities, and (iv) there is no default under the Approved Triple Net Lease.

Insurance Reserve. On each monthly payment date during the continuance of a Trigger Period, the borrowers are required to deposit 1/12 of estimated annual insurance premiums into an insurance reserve account, except if the Four Springs Net Lease Portfolio is insured under an acceptable blanket policy; provided that such deposits are waived for any of the Four Springs Net Lease Portfolio Properties so long as (i) no event of default is continuing, (ii) an Approved Triple Net Lease is in full force and effect at such Four Springs Net Lease Portfolio Property, (iii) the tenant under the Approved Triple Net Lease maintains insurance that satisfies the terms and provisions set forth in the Four Springs Net Lease Portfolio Whole Loan documents, and (iv) there is no default under the Approved Triple Net Lease.

Replacement Reserve. On each monthly payment date during the continuance of a Trigger Period, the borrowers are required to deposit an amount that the lender reasonably determines will be needed (in equal monthly deposits) in order to accumulate sufficient funds to pay all approved capital expenditures. The requirement to deposit into this reserve will be waived for any of the Four Springs Net Lease Portfolio Properties so long as (i) no event of default is continuing, (ii) an Approved Triple Net Lease is in full force and effect at such Four Springs Net Lease Portfolio Property, (iii) the Approved Triple Net Lease obligates the related tenant to pay all costs and expenses of a capital nature relating to the improvements and such Four Springs Net Lease Portfolio Property and such tenant thereunder performs the same, and (iv) there is no default under the Approved Triple Net Lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #6: FOUR SPRINGS NET LEASE PORTFOLIO

TI/LC Reserve. On each monthly payment date during the continuance of a Trigger Period, the borrowers are required to deposit an amount that the lender reasonably determines will be needed (in equal monthly deposits) in order to accumulate sufficient funds to pay all anticipated tenant improvements and leasing commissions that may be incurred at the Four Springs Net Lease Portfolio Properties.

■	Lockbox and Cash Management. The Four Springs Net Lease Portfolio Whole Loan is structured with a hard lockbox and springing cash management. The borrowers are required to cause the Four Springs Master Tenant to cause all revenue to be deposited directly by the non-residential subtenants of each of the Four Springs Net Lease Portfolio Properties into a lockbox account. Funds deposited into the lockbox account will be swept by the lockbox bank on a daily basis into the borrowers’ operating account, unless a Trigger Period is continuing, in which case such funds are required to be swept on a daily basis into a lender-controlled cash management account and applied and disbursed in accordance with the terms of the Four Springs Net Lease Portfolio Whole Loan documents. Provided no event of default is continuing under the Four Springs Net Lease Portfolio Whole Loan, amounts in the cash management account will be applied to make required deposits (if any) to the tax and insurance reserves, pay debt service on the Four Springs Net Lease Portfolio Whole Loan, make required deposits (if any) to the replacement and TI/LC reserves, pay operating expenses and extraordinary operating expenses, pay any other amounts due under Four Springs Net Lease Portfolio Whole Loan documents and then to an excess cash flow account, to be held as additional collateral during such Trigger Period.

A “Trigger Period” means the period commencing upon the occurrence of (a) an event of default, (b) if the debt service coverage ratio as of any calculation date for the Four Springs Net Lease Portfolio Whole Loan is less than 1.20x or (c) if the property manager is an affiliate of the borrowers or the guarantor and such property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding.

A Trigger Period may be cured upon the occurrence of the following: (A) with respect to a Trigger Period continuing pursuant to clause (a), the event of default commencing the Trigger Period has been cured and such cure has been accepted by the lender, (ii) with respect to a Trigger Period continuing due to clause (b), the debt service coverage ratio is at least 1.25x, for two consecutive quarters or (iii) with respect to a Trigger Period continuing due to clause (c), if the property manager is replaced with a non-affiliated property manager in accordance with all of the applicable requirements of the Four Springs Net Lease Portfolio Whole Loan documents. In addition, the borrowers may avoid a Trigger Period caused by a decline in the debt service coverage ratio by depositing cash or a letter of credit with the lender in an amount that, if applied to reduce the outstanding principal balance of the Four Springs Net Lease Portfolio Whole Loan would result in the debt service coverage ratio being greater than or equal to 1.25x.

“Approved Triple Net Lease” means (x) each lease in effect as of the origination date of the Four Springs Net Lease Portfolio Whole Loan, and/or (y) any lease entered into after the origination date of the Four Springs Net Lease Portfolio Whole Loan in accordance with the provisions of the Four Springs Net Lease Portfolio Whole Loan documents which (i) is approved in writing by the lender, (ii) replaces any existing Approved Triple Net Lease, (iii) covers the entire Four Springs Net Lease Portfolio Property being replaced by another Approved Triple Net Lease, (iv) is a triple net lease (i.e., leases pursuant to which the tenant agrees to pay all real estate taxes, building insurance, and maintenance expenses in addition to other customary costs and expenses associated with leasing space at the Four Springs Net Lease Portfolio Property owned by any borrower), and (v) otherwise contains provisions substantially similar to the lease it is replacing; provided that, in no event will a lease with a guarantor or a person that is an affiliate of any borrower or a guarantor be an Approved Triple Net Lease. For the avoidance of doubt, the Four Springs Master Lease is not an Approved Triple Net Lease.

■	Property Management. The Four Springs Net Lease Portfolio is currently self-managed by the Four Springs Master Tenant.
■	Current Mezzanine or Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.
■	Release of Collateral. In connection with an arm’s length sale of an individual Four Springs Net Lease Portfolio Property to an unrelated third party, the related borrower may obtain the release of such Four Springs Net Lease Portfolio Property from the Four Springs Net Lease Portfolio Whole Loan following the expiration of the defeasance lockout period, provided each of the following conditions, among others, is satisfied: (i) the borrowers defease an amount of principal equal to the greater of 100% of the net sales proceeds of the applicable Four Springs Net Lease Portfolio Property or 125% of the allocated loan amount for the applicable Four Springs Net Lease Portfolio Property and the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
95

LOAN #6: FOUR SPRINGS NET LEASE PORTFOLIO

borrowers satisfy all of the requirements set forth in the Four Springs Net Lease Portfolio Whole Loan documents with respect to such partial defeasance; (ii) each remaining borrower will remain a special purpose bankruptcy remote entity and the borrower owning the Four Springs Net Lease Portfolio Property being released will dissolve and liquidate, (iii) after giving effect to such sale and defeasance, the debt service coverage ratio for all of the Four Springs Net Lease Portfolio Properties then remaining subject to the Four Springs Net Lease Portfolio Whole Loan documents will be no less than the greater of (1) the debt service coverage ratio immediately preceding such sale and (2) 1.47x, (iv) after giving effect to such sale and defeasance, the loan-to-value ratio for all of the Four Springs Net Lease Portfolio Properties then remaining subject to the Four Springs Net Lease Portfolio Whole Loan documents will be no greater than the lesser of (1) the loan-to-value ratio immediately preceding such sale and (2) 54.67%, and (v) satisfaction of REMIC related conditions.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the Four Springs Net Lease Portfolio Properties plus rental loss and/or business interruption coverage for a period of 24 months. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the lender must accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
96

LOAN #7: BACK BAY OFFICE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
97

LOAN #7: BACK BAY OFFICE

222 BERKELEY STREET | OFFICE

Floor	Tenant	Tenant	Tenant
22	Abrams Capital Management 13,703 SF 4/2033		
21	Abrams Capital Management 14,371 SF 4/2033		
20	Orrick Herrington & Sutcliffe 14,315 SF 3/2030		
19	Orrick Herrington & Sutcliffe 9,320 SF 3/2030	Alteryx Inc 8,171 SF 2/2026	
18	Summit Partners 18,994 SF 11/2033		
17	Summit Partners 20,448 SF 11/2033		
16	Weiss Asset Management 11,760 SF 10/2025	Martignetti Grocery 4,702 SF 11/2026	Weiss Asset Management 3,463 SF 10/2025
15	GW&K Investment Management 19,852 SF 2/2033		
14	GW&K Investment Management 19,851 SF 2/2033		
13	MFN Partners Management 6,772 SF 8/2024	GW&K Investment Management 7,601 SF 2/2033	Lee & Rivers 5,478 SF 4/2025
12	Rhythm Pharmaceuticals, Inc. 13,677 SF 7/2025	Denneen & Company 6,185 SF 2/2024	
11	Lazard Group 14,380 SF 1/2029	Guggenheim Securities 5,472 SF 9/2024	
10	Summit Partners 19,880 SF 11/2033		
9	Summit Partners 19,265 SF 11/2033		
8	Weiss Asset Management 19,537 SF 10/2034		
7	Wayfair[1] 19,523 SF 12/2031		
6	Wayfair[1] 41,174 SF 12/2031		
5	DraftKings Inc. 45,161 SF 3/2029		
4	Wayfair[1] 45,834 SF 12/2031		
3	Wayfair[1] 43,840 SF 12/2031		
2	Visnick & Caulfield Associates 7,468 SF 4/2025	Wayfair[1] 11,260 SF 12/2031	Oxford Management Office 2,784 SF 3/2026
1	Vacant 1,457 SF		

[1] Wayfair is current on their rent and recovery obligation, but does not intend to occupy their space. The respective suites are built out to a turnkey standard and actively being marketed for sublease at levels at or above the direct tenant rental rate obligation with limited concessions offered.

222 BERKELEY STREET | RETAIL

Floor	Tenant	Tenant	Tenant	Tenant	Tenant
2	Vacant 428 SF	Bank of America 6,425 SF 3/2028			
1	Bank of America 6,105 SF 3/2028	Boston Private Financial 4,498 SF 6/2031	Trader Joe's (Executed Lease) 10,912 SF 12/2034	Gentlemen's Choice 413 SF 12/2024	STK (Executed Lease) 7,215 SF 5/2034

Vacant | 2024 – 2025 | 2026 – 2027 | 2028 – 2029 | 2030+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
98

LOAN #7: BACK BAY OFFICE

500 BOYLSTON STREET | OFFICE

Floor	Tenant	Tenant	Tenant
25	Pacific Heights Asset Mgmt 12,572 SF 3/2026	Baird 4,284 SF 8/2026	Transmit Security, Inc. 7,025 SF 3/2024
24	Finepoint Capital 13,095 SF 2/2026	Webster Bank 10,766 SF 12/2025	
23	Skadden Arps Slate Meagher 23,861 SF 2/2029		
22	Skadden Arps Slate Meagher 23,861 SF 2/2029		
21	Rockpoint Group 23,861 SF 2/2029		
20	H.I.G Capital 16,858 SF 1/2025	Freehold Capital Management 4,838 SF 1/2025	H.I.G Capital 1,306 SF 1/2025
19	Salesforce 23,289 SF 4/2028		
18	Salesforce 23,353 SF 4/2028		
17	Kowa Research Institute 12,444 SF 1/2030	Cooley 10,897 SF 5/2032	
16	Cooley 14,562 SF 5/2032	Wheelock Street Capital 4,038 SF 1/2026	Crosspoint Capital Partners 4,754 SF 7/2024
15	Cooley 23,353 SF 5/2032		
14	Cooley 23,353 SF 5/2032		
13	Adicet Bio 9,501 SF 7/2026	ATV Capital Management 5,461 SF 4/2025	Vacant 8,391 SF
12	First Eagle Alternative Credit 18,628 SF 9/2025	Balyasny Asset Management 4,544 SF 9/2025	
11	Polen Capital 6,830 SF 3/2031	Polen Capital 5,321 SF 1/2025	Monument Group 11,202 SF 10/2025
10	Wayfair[1] 23,353 SF 12/2031		
9	Wayfair[1] 22,955 SF 12/2031		
8	Wayfair[1] 22,662 SF 12/2031		
7	Wayfair[1] 22,638 SF 12/2031		
6	Wayfair[1] 23,681 SF 12/2031	Vista Higher Learning 35,318 SF 11/2024	
5	DraftKings Inc. 59,899 SF 3/2029		
4	DraftKings Inc. 20,044 SF 3/2029	CBIZ Accounting 32,431 SF 8/2027	
3	Wayfair[1] 48,154 SF 12/2031	Weiss Asset Management 2,928 SF 10/2034	
2	Vacant 21,718 SF	Wayfair[1] 31,238 SF 12/2031	

[1] Wayfair is current on their rent and recovery obligation, but does not intend to occupy their space. The respective suites are built out to a turnkey standard and actively being marketed for sublease at levels at or above the direct tenant rental rate obligation with limited concessions offered.

500 BOYLSTON STREET | RETAIL

Floor	Tenant	Tenant	Tenant	Tenant
1	Trader Joe's (Executed Lease) 5,600 SF 12/2034	Vacant 21,601 SF	SoulCycle 4,265 SF 7/2031	Juice Press 1,243 SF 1/2026

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
99

LOAN #7: BACK BAY OFFICE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #7: BACK BAY OFFICE
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller(3)		GACC, GSMC
Location (City / State)	Boston, Massachusetts	Cut-off Date Balance(2)		$50,000,000
Property Type	Office	Cut-off Date Balance per SF(2)		$370.03
Size (SF)	1,283,670	Percentage of Initial Pool Balance		5.5%
Total Occupancy as of 4/30/2023	95.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/30/2023	95.8%	Type of Security		Fee
Year Built / Latest Renovation	1987, 1991 / 2016-2022	Mortgage Rate(4)		6.29800%
Appraised Value(1)	$1,410,000,000	Original Term to Maturity (Months)		60
Appraisal Date	10/19/2022	Original Amortization Term (Months)		NAP
Borrower Sponsors	JPMorgan Chase Bank, N.A., J.P. Morgan Investment Management Inc., OMERS Administration Corporation and OPG Investment Holdings (US), LLC	Original Interest Only Period (Months) First Payment Date Maturity Date		60 8/6/2023 7/6/2028
Property Management	Oxford I Asset Management USA Inc.
Underwritten Revenues	$115,015,445
Underwritten Expenses	$37,554,805	Escrows
Underwritten Net Operating Income (NOI)	$77,460,640		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$77,203,906	Taxes	$0	Springing
Cut-off Date LTV Ratio(1)(2)	33.7%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)(2)	33.7%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	2.55x / 2.55x	TI / LC(5)	$26,723,400	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	16.3% / 16.3%	Other(6)	$31,137,229	$0

Sources and Uses
Sources	$	%	Uses	%	%
Senior Loan(2)	$475,000,000	76.4%	Payoff Existing Debt(7)	$546,966,371	88.0%
Junior Loan(2)	65,000,000	10.5%	Upfront Reserves	57,860,629	9.3%
Borrower Sponsor Equity	41,583,604	6.7%	Closing Costs	16,756,604	2.7%
Mezzanine Loan(2)	40,000,000	6.4
Total Sources	$621,583,604	100.0%	Total Uses	$621,583,604	100.0%

(1)	Based on the “as is (extraordinary assumption)“ appraised value of $1,410,000,000 as of October 19, 2022, which is subject to the extraordinary assumption that approximately $67,600,000 has been reserved for leasing costs. Due to the time passed since the appraisal date, the planned leasing cost escrow amount under the loan agreement is $57,860,629. All outstanding leasing costs at the time of loan origination were reserved upfront. Based on the “as-is” appraised value of $1,345,000,000, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio for the Back Bay Office Senior Loan (as defined below), the Back Bay Office Whole Loan (as defined below) and the Back Bay Office Total Debt (as defined below) are equal to 35.3%, 40.1% and 43.1%, respectively.
(2)	The Back Bay Office Mortgage Loan (as defined below) is part of the Back Bay Office Whole Loan with an aggregate outstanding principal balance as of the Cut-off Date of $540,000,000, which is comprised of 13 senior pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $475,000,000 and two subordinate promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $65,000,000. The Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NOI / NCF, Debt Yield Based on Underwritten NOI / NCF, and Cut-off Date Balance PSF numbers presented above are based on the Back Bay Office Senior Loan. The Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NOI / NCF, Debt Yield Based on Underwritten NOI / NCF, and Cut-off Date Balance PSF based on the Back Bay Office Whole Loan are 38.3%, 38.3%, 2.17x, 2.16x, 14.3%, 14.3% and $420.67, respectively. Additionally, a mezzanine loan was originated with an outstanding principal balance as of the Cut-off Date of $40,000,000 (the "Back Bay Office Mezzanine Loan,” and together with the Back Bay Office Whole Loan, the “Back Bay Office Total Debt”). The Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NOI / NCF, Debt Yield Based on Underwritten NOI / NCF, and Cut-off Date Balance PSF based on the Back Bay Office Total Debt are 41.1%, 41.1%, 1.94x, 1.94x, 13.4%, 13.3% and $451.83, respectively.
(3)	The Back Bay Office Whole Loan was co-originated by Deutsche Bank AG, acting through its New York Branch (“DBNY”), Goldman Sachs Bank USA (“GSBI”), Wells Fargo Bank, National Association (“WFBNA”), New York Life Insurance Company (“New York Life”), and Teachers Insurance and Annuity Association of America (“TIAA”).
(4)	Represents the interest rate of the Back Bay Office Senior Loan. The interest rate of the Back Bay Office Subordinate Companion Loan is 8.2000% per annum.
(5)	The borrower is not required to make monthly deposits into the TI/LC reserve account until the first monthly payment date in which the undisbursed portion of the Upfront TI/LC Reserve of $26,723,400 is less than or equal to $15,000,000. Upon such event, the borrower will be required to deposit $213,969 on a monthly basis. See “—Escrows” below.
(6)	Other reserves include an upfront outstanding TI/LC reserve of approximately $21,283,070 and a free rent reserve of approximately $9,854,159. See “—Escrows” below.
(7)	The prior financing encumbering the Back Bay Office Property was originally $660,000,000 which was reduced by approximately $48.2 million of amortization prior to December 2022. In addition, in December 2022, the borrower paid down approximately $59.9 million in conjunction with a short-term loan extension.
■	The Mortgage Loan. The Back Bay Office mortgage loan (the “Back Bay Office Mortgage Loan”) is part of a whole loan (the “Back Bay Office Whole Loan”) secured by the borrower’s fee interest in a 1,283,670 SF office property located in Boston, Massachusetts (the “Back Bay Office Property”). The Back Bay Office Whole Loan is comprised of (i) the Back Bay Office Mortgage Loan, (ii) 11 pari passu senior promissory notes in the aggregate original principal amount of $425,000,000 (the “Back Bay Office Pari Passu Companion Loans”, and, together with the Back Bay Office Mortgage Loan, the “Back Bay Office Senior Loan”), and (iii) two subordinate promissory notes in the aggregate original principal amount of $65,000,000 (collectively, the “Back Bay Office Subordinate Companion Loan”). The Back Bay Office Mortgage Loan is evidenced by non-controlling notes A-4-1 and A-8-1 with an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 5.5% of the Initial Pool Balance. The Back Bay Office Whole Loan was co-originated on June 7, 2023 by DBNY, GSBI, WFBNA, New York Life and TIAA. GACC, an affiliate of DBNY, is contributing note A-4-1 with an outstanding principal balance as of the Cut-off Date of $30,000,000 and GSMC, an affiliate of GSBI, is contributing note A-8-1 with an outstanding principal balance as of the Cut-off Date of $20,000,000.

The Back Bay Office Senior Loan accrues interest at a fixed rate of 6.29800% per annum and the Back Bay Office Subordinate Companion Loan accrues interest at a fixed rate of 8.20000% per annum. The Back Bay Office Whole Loan has an initial term of 60 months, a remaining term of 60 months and is interest-only for the full term. The scheduled maturity date of the Back Bay Office Whole Loan is the payment date that occurs in July 2028. The proceeds of the Back Bay Office Whole Loan were used to refinance the Back Bay Office Property, pay origination costs, and fund upfront reserves.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
101

LOAN #7: BACK BAY OFFICE

Defeasance or prepayment (together with, if prior to the payment date in January 2028, a prepayment fee equal to the greater of 1% of the unpaid principal balance and a yield maintenance premium) of the Back Bay Office Whole Loan in whole (but not in part) is permitted at any time after the earlier of (i) June 7, 2026 and (ii) the second anniversary of the date on which the entire Back Bay Office Whole Loan (other than note A-1, note A-2, note B-1 and note B-2) has been securitized. The assumed lockout period of 24 months is based on the expected Benchmark 2023-B39 securitization closing date in July 2023. The actual lockout period may be longer. Voluntary prepayment of the Back Bay Office Whole Loan in whole (but not in part), without payment of any prepayment fee or yield maintenance premium is permitted on and after the due date occurring in January 2028.

The table below summarizes the promissory notes that comprise the Back Bay Office Whole Loan. The relationship between the holders of the Back Bay Office Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Back Bay Office Pari Passu-AB Whole Loan” in the Preliminary Prospectus. The Back Bay Office Whole Loan will be serviced under the Benchmark 2023-B39 pooling and servicing agreement. See Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans”, and “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$137,500,000	$137,500,000	New York Life	No(2)
A-2	100,000,000	100,000,000	TIAA	No(2)
A-3	22,500,000	22,500,000	DBNY(1)	No
A-4-1	30,000,000	30,000,000	Benchmark 2023-B39	No(2)
A-4-2	25,000,000	25,000,000	DBNY(1)	No
A-4-3	5,000,000	5,000,000	DBNY(1)	No
A-5	30,000,000	30,000,000	DBNY(1)	No
A-6	50,000,000	50,000,000	BANK5 2023-5YR2	No
A-7-A	15,000,000	15,000,000	WFBNA(1)	No
A-7-B	10,000,000	10,000,000	WFBNA(1)	No
A-8-1	20,000,000	20,000,000	Benchmark 2023-B39	No
A-8-2	20,000,000	20,000,000	GSBI(1)	No
A-8-3	10,000,000	10,000,000	GSBI(1)	No
Total Senior Loan	$475,000,000	$475,000,000
B-1	39,000,000	39,000,000	DBNY(3)	Yes(2)
B-2	26,000,000	26,000,000	WFBNA(3)	No
Whole Loan	$540,000,000	$540,000,000

(1)	Expected to be contributed to one or more future securitization transactions.
(2)	The Back Bay Office Whole Loan is a Pari Passu-AB whole loan, and the controlling note as of the date hereof is the Note B-1. Upon the occurrence of certain trigger events specified in the co-lender agreement, however, control will generally shift first, to the Note A-1, then to the Note A-2 and then to the Note A-4-1, in each case, following certain trigger events under the co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans—The Back Bay Office Pari Passu-AB Whole Loan” in the Preliminary Prospectus for more information regarding the manner in which control shifts under the Back Bay Office Whole Loan.
(3)	Expected to be sold to a third party investor, which as of the date of this term sheet is expected to be an affiliate or a managed account of Affinius Capital Management LLC or another entity managed by Affinius Capital Management LLC.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #7: BACK BAY OFFICE

The table below summarizes certain information regarding the Back Bay Office Total Debt.

				% of Total Debt(1)	Cumulative Loan PSF	Cumulative Cut-off Date LTV Ratio(2)	Cumulative UW NOI Debt Yield(3)	Cumulative UW NCF DSCR(4)
Back Bay Office Total Debt	Back Bay Office Senior Loan	Back Bay Office Mortgage Loan (Trust Loan) $50,000,000(5)	Back Bay Office Senior Pari Passu Companion Loans (Non-Trust) $425,000,000(5)	81.9%	$370.03	33.7%	16.3%	2.55x
	Back Bay Office Subordinate Companion Loan	Back Bay Office Subordinate Companion Loan (Non-Trust)(5) $65,000,000		11.2%	$420.67	38.3%	14.3%	2.16x
	Back Bay Office Mezzanine Loan	Back Bay Office Mezzanine Loan(7) $40,000,000		6.9%	$451.83	41.1%	13.4%	1.94x
		Implied Borrower Sponsor Equity(8) $830,000,000		NAP	NAP	NAP	NAP	NAP

(1)	The Back Bay Office Total Debt is comprised of the Back Bay Office Senior Loan, the Back Bay Office Subordinate Companion Loan, and the Back Bay Office Mezzanine Loan.
(2)	Calculated based on the appraised value of $1,410,000,000 as of October 19, 2022, which is the “as is (extraordinary assumption)” appraised value subject to the extraordinary assumption that approximately $67,600,000 has been reserved for leasing costs. Due to the time passed since the appraisal date, the planned leasing cost escrow amount under the loan agreement was reduced to $57,860,629. All outstanding leasing costs at the time of loan origination were reserved upfront. Based on the “as-is” appraised value of $1,345,000,000, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio for the Back Bay Office Senior Loan, the Back Bay Office Whole Loan and the Back Bay Office Total Debt are equal to 35.3%, 40.1% and 43.1%, respectively.
(3)	Calculated based on the UW NOI of $77,460,640.
(4)	Calculated based on the UW NCF of $77,203,906 and an assumed senior note interest rate of 6.298%, as well as a whole loan weighted average interest rate of the Back Bay Office Whole Loan of 6.52694444444444% and of the Back Bay Office Total Debt of 6.77508620689655%.
(5)	The Back Bay Office Pari Passu Companion Loans are pari passu in right of payment with the Back Bay Office Mortgage Loan. The Back Bay Office Mortgage Loan and the Back Bay Office Pari Passu Companion Loans are senior in right of payment to the Back Bay Office Subordinate Companion Loan (to the extent described in this Term Sheet and Preliminary Prospectus).
(6)	The Back Bay Office Subordinate Companion Loan accrues interest at a fixed rate of 8.20000% per annum.
(7)	The Back Bay Office Mezzanine Loan accrues interest at a fixed rate of 10.12500% per annum.
(8)	Based on the appraised value of $1,410,000,000 as of October 19, 2022, which is the “as is (extraordinary assumption)” appraised value subject to the extraordinary assumption that approximately $67,600,000 has been reserved for leasing costs.
■	The Mortgaged Property. The Back Bay Office Property is a 1,283,670 SF Class A property located on a full square block at the intersection of Berkeley and Boylston Streets in the Back Bay Office neighborhood of Boston, Massachusetts. The Back Bay Office Property is made up of two interconnected buildings, developed by architects Philip Johnson and Robert A.M. Stern, with 500 Boylston Street built in 1987 and 222 Berkeley Street built in 1991. The Back Bay Office Property includes amenity-forward ground floor retail and proximity to major Boston transportation arteries. The Back Bay Office Property features flexible floor plates ranging from 14,000 to 100,000 SF, 12’-13’ slab-to-slab ceiling heights and a retail mix of restaurants and fitness tenants. Since acquiring the Back Bay Office Property in 2015, the borrower sponsor has invested approximately $192 million ($150 PSF) on leasing costs and renovation capital. Recent initiatives include renovations to the central courtyard and improvements to building common areas including a rejuvenated lobby atrium common space. The Back Bay Office Property consists of two of only 13 buildings in Boston to achieve LEED Platinum status. As of April 30, 2023, the Back Bay Office Property was 95.8% leased to 46 tenants with the largest tenant accounting for 27.8% of NRA.

The largest tenant based on underwritten base rent is Wayfair (356,312 SF; 27.8% of NRA; 19.5% of UW Base Rent). Wayfair is a large online platform focused exclusively on the home goods market. Wayfair provides approximately 33 million furniture, home décor, houseware, and home improvement products to customers in the United States and internationally, under various brands through its websites including Wayfair, Joss & Main, All Modern, Birch Lane, and Perigold. Headquartered in Boston, Massachusetts with operations throughout North America and Europe, Wayfair employs approximately 18,000 people. Wayfair is currently dark in its space, however as of the origination date Wayfair was paying full unabated rent. We cannot assure you whether Wayfair will continue to pay rent as expected or at all. Wayfair’s lease expires on December 31, 2031. Wayfair has subleased 19,523 SF of space on the 7th floor to Drift.com at $57.50 PSF, full-service gross, with a lease expiration of December 31, 2024. Wayfair is currently marketing 156,436 SF of its remaining space for sublease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The second largest tenant based on underwritten base rent is Summit Partners (78,587 SF; 6.1% of NRA; 7.4% of UW Base Rent). Founded in 1984, Summit Partners is a global alternative investment firm that is currently managing more than $35 billion in capital dedicated to growth equity, fixed income and public equity opportunities. Summit has invested in more than 500 companies in technology, healthcare and other growth industries. Summit has backed many fintech and Software as a Service companies, including Calypso Technology, Clearwater Analytics (NYSE: CWAN), EngageSmart (NYSE: ESMT), Gainsight, Jamf (NYSE: JAMF), Klaviyo, RightNow and Smartsheet (NYSE: SMAR). Summit maintains offices in North America and Europe and invests in companies around the world. Summit Partners’ lease expires on November 30, 2033. Summit Partners is in a free rent period for 54,416 SF through November 2023, which was reserved in full at origination. We cannot assure you that Summit Partners will commence paying rent as expected or at all.

The third largest tenant based on underwritten base rent is DraftKings Inc. (125,104 SF; 9.7% of NRA; 7.3% of UW Base Rent). DraftKings Inc. is a digital sports entertainment and gaming company with products that range across daily fantasy, regulated gaming and digital media. Headquartered in Boston, and launched in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings Inc. is a multi-channel provider of sports betting and gaming technologies, powering sports and gaming entertainment for operators in 17 countries. DraftKings Inc.’s lease at the Back Bay Office Property commenced in December 2017 and expires in March 2029 followed by two, five-year extension options. DraftKings Inc. has the right to terminate its lease as of the last day of the 7th lease year from the rent commencement date (March 10, 2026), with between 18 to 21 months’ written notice and the payment of a termination fee equal to three months of base rent for the period immediately following the termination date and the unamortized transaction costs.

The following table presents certain information relating to the tenants at the Back Bay Office Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch / MIS / S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Wayfair(3)(4)	NR/NR/NR	356,312	27.8%	$13,539,856	19.5%	$38.00	12/31/2031	3, 5-year options
Summit Partners(5)	B-/B3/B	78,587	6.1	5,111,125	7.4	$65.04	11/30/2033	2, 5-year options
DraftKings Inc.(6)	NR/NR/NR	125,104	9.7	5,087,655	7.3	$40.67	3/31/2029	2, 5-year options
Cooley(7)	NR/NR/NR	72,165	5.6	4,583,500	6.6	$63.51	5/31/2032	1, 5-year option
Salesforce(8)	NR/A2/A+	46,642	3.6	3,871,286	5.6	$83.00	4/30/2028	1, 5-year option
GW&K Investment Management	NR/A3/BBB+	47,304	3.7	3,405,888	4.9	$72.00	2/28/2033	1, 5-year option
Weiss Asset Management(9)(10)	NR/NR/NR	37,688	2.9	2,684,320	3.9	$71.22	10/31/2034	1, 5-year option
Skadden Arps Slate Meagher	NR/NR/NR	47,722	3.7	2,624,710	3.8	$55.00	2/28/2029	2, 5-year options
Abrams Capital Management(11)	NR/NR/NR	28,074	2.2	2,217,846	3.2	$79.00	4/30/2033	1, 5-year option
Orrick Herrington & Sutcliffe	NR/NR/NR	23,635	1.8	1,775,542	2.6	$75.12	3/31/2030	1, 5-year option
Largest Tenants		863,233	67.2%	$44,901,728	64.7%	$52.02
Remaining Tenants(12)		366,842	28.6	24,449,836	35.3	$66.65
Total Occupied		1,230,075	95.8%	$69,351,564	100.0%	$56.38
Vacant Space		53,595	4.2	NAP	NAP	NAP
Total / Wtd. Avg. All Owned Tenants		1,283,670	100.0%	$69,351,564	100.0%	$56.38

(1)	Based on the underwritten rent roll dated April 30, 2023.
(2)	Credit Ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Wayfair is currently dark in its space, but as of the origination date was paying unabated rent. We cannot assure you whether Wayfair will continue paying rent as expected or at all.
(4)	Wayfair has subleased 19,523 SF of space on the 7th floor to Drift.com at $57.50 PSF, full-service gross, with a lease expiration of December 31, 2024. Wayfair is currently marketing 156,436 SF of its remaining space for sublease.
(5)	Summit Partners is in a free rent period for 54,416 SF through November 2023, which was reserved in full at origination. We cannot assure you that Summit Partners will commence paying rent as expected or at all.
(6)	DraftKings Inc. has the right to terminate its lease as of the last day of the 7th lease year from the rent commencement date (March 10, 2026) with between 18 to 21 months’ written notice and the payment of a termination fee equal to three months of base rent for the period immediately following the termination date and the unamortized transaction costs.
(7)	Cooley has the one time right to terminate its space on the 16th floor (14,562 SF) as of May 31, 2025 with between 12 to 18 months written notice and the payment of a termination fee equal to three months of net rent and operating costs for the period immediately following the termination option, plus the unamortized pro-rata extension transaction cost.
(8)	Salesforce has subleased 23,353 SF of its space to Providence Equity Partners, Aeris Partners at a rate of $80.97 PSF, which sublease is co-terminous with the prime lease.
(9)	According to the underwritten rent roll as of April 30, 2023, two Weiss Asset Management units totaling 15,223 SF have an underwritten lease expiration of October 31, 2025; however, pursuant to the lease amendment dated November 15, 2022, its expected lease expiration is October 31, 2034, which would result in a remaining term of 11.3 years for Weiss Asset Management.
(10)	Weiss Asset Management is currently in a free rent period for 19,537 SF until August 1, 2024, which was reserved in full at origination. We cannot assure you that Weiss Asset Management will commence paying rent as expected or at all.
(11)	Abrams Capital Management is currently in a free rent period until December 15, 2023, which was reserved in full at origination. We cannot assure you that Abrams Capital Management will commence paying rent as expected or at all.
(12)	Remaining Tenants includes two tenants (Trader Joe’s and STK), totaling 1.8% of net rentable area that have not yet taken occupancy. STK is expected to take occupancy in December 2023 and Trader Joe’s is expected to take occupancy in June 2024. We cannot assure you that either tenant will take occupancy of its respective space as expected or at all.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The following table presents certain information relating to the lease rollover schedule at the Back Bay Office Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
2023	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	65,939	5.1%	5.1%	3,413,905	4.9%	$51.77	7
2025(3)	120,770	9.4%	14.5%	8,093,017	11.7%	$67.01	12
2026	60,390	4.7%	19.2%	5,060,933	7.3%	$83.80	9
2027	32,431	2.5	21.8%	1,167,516	1.7%	$36.00	1
2028	59,172	4.6	26.4%	5,133,946	7.4%	$86.76	2
2029	211,067	16.4	42.8%	10,217,124	14.7%	$48.41	4
2030	36,079	2.8	45.6%	2,847,592	4.1%	$78.93	2
2031	371,905	29.0	74.6%	15,324,573	22.1%	$41.21	4
2032	72,165	5.6	80.2%	4,583,500	6.6%	$63.51	1
2033 & Thereafter(3)	200,157	15.6	95.8%	13,509,457	19.5%	$67.49	6
Vacant	53,595	4.2	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,283,670	100.0%		$69,351,564	100.0%	$56.38	48

(1)	Certain tenants may have termination or contraction options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in this lease expiration schedule.
(2)	Based on the underwritten rent roll dated April 30, 2023.
(3)	According to the underwritten rent roll as of April 30, 2023, two Weiss Asset Management units totaling 15,223 SF have an underwritten lease expiration of October 31, 2025; however, pursuant to the lease amendment dated November 15, 2022, their expected lease expiration is October 31, 2034, which would result in a remaining term of 11.3 years for Weiss Asset Management.

The following table presents certain information relating to historical leasing at the Back Bay Office Property:

Historical Leased %(1)

2020	2021	2022	As of 4/30/2023(2)
96.0%	97.0%	96.8%	95.8%

(1)	Historical occupancies are as of December 31 unless specified otherwise.
(2)	Based on the underwritten rent roll dated April 30, 2023.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Back Bay Office Property:

Cash Flow Analysis(1)

	2020	2021	2022	TTM 3/31/2023	Underwritten	Underwritten $ per SF
Base Rent	$51,526,277	$59,949,889	$59,804,916	$58,642,289	$69,351,564	$54.03
Contractual Rent Steps	0	0	0	0	1,362,984	$1.06
Step Rent Credits	0	0	0	0	521,804(2)	$0.41
Potential Income from Vacant Space	0	0	0	0	4,911,403(3)	$3.83
Gross Potential Rent	$51,526,277	$59,949,889	$59,804,916	$58,642,289	$76,147,755	$59.32
Total Reimbursements	24,669,444	27,067,738	28,017,620	28,290,450	31,949,642	$24.89
Other Income	7,723,812	8,115,682	11,231,780	13,140,165	11,829,452	$9.22
Vacancy & Bad Debt(4)	(633,236)	(359,541)	(80,985)	(80,987)	(4,911,403)	($3.83)
Effective Gross Income	$83,286,297	$94,773,768	$98,973,331	$99,991,917	$115,015,445	$89.60

Management Fee	1,829,216	2,147,700	2,187,964	2,177,486	1,000,000	$0.78
General & Administrative	2,164,712	2,240,150	2,296,661	2,392,157	2,596,305	$2.02
Utilities	3,321,124	3,557,755	4,186,509	4,642,228	4,428,328	$3.45
Security	1,689,928	1,571,328	1,574,124	1,552,615	1,705,477	$1.33
Janitorial	1,635,435	1,755,600	2,294,685	2,435,810	2,972,215	$2.32
Repairs & Maintenance	1,922,767	2,398,303	3,147,900	3,102,259	2,585,681	$2.01
Non-Recoverable Expenses(5)	655,899	745,952	501,980	575,384	561,872	$0.44
Real Estate Taxes	17,837,010	18,300,580	19,464,281	19,349,454	20,753,029	$16.17
Property Insurance	975,928	517,100	596,971	750,184	951,899	$0.74
Total Expenses	$32,032,019	$33,234,468	$36,251,075	$36,977,577	$37,554,805	$29.26

Net Operating Income(6)	$51,254,278	$61,539,300	$62,722,256	$63,014,340(7)	$77,460,640(7)	$60.34
Replacement Reserves	0	0	0	0	256,734	$0.20
TI / LC	0	0	0	0	0	$0.00
Net Cash Flow	$51,254,278	$61,539,300	$62,722,256	$63,014,340	$77,203,906	$60.14

Occupancy	96.0%	97.0%	96.8%	95.8%(1)	93.6%(8)
NOI Debt Yield(9)	10.8%	13.0%	13.2%	13.3%	16.3%
NCF DSCR(9)	1.69x	2.03x	2.07x	2.08x	2.55x

(1)	Based on the underwritten rent roll dated April 30, 2023.
(2)	Represents straight line rent average through each tenant’s lease expiration for investment grade tenants and tenants included in a legal industry magazine listing of the top 100 United States law firms by revenues (“Top 100 Law Firms”).
(3)	Represents contractual rent steps through April 2024.
(4)	Vacancy also encompasses bad debt, which includes provisions made for COVID-19 abatements in 2020 and credits for unused provisions in 2021.
(5)	Non-Recoverable Expenses excludes one-time non-recoverable Oxford leasing fees, one-time marketing survey cost, and unused provision for COVID-19 abatements.
(6)	The increase in Net Operating Income from 2020 to 2021 was primarily driven by nine tenants, representing 6.6% of net rentable area with leases that began or renewed/extended in 2021, rent increases for tenants in place, and an increase in total recoveries.
(7)	The increase from TTM 3/31/2023 to UW Net Operating Income was primarily driven by including credit for six leases which began in October 2022 or later, representing 11.6% of the net rentable area, the rent average benefit for investment grade and Top 100 Law Firm tenants, contractual rent steps, and an increase in recoveries.
(8)	Represents the underwritten economic occupancy.
(9)	The NOI Debt Yield and NCF DSCR are calculated based on the Back Bay Office Senior Loan and exclude the Back Bay Office Subordinate Companion Loan.

■	Appraisal. According to the appraisal, the Back Bay Office Property has an “as is (extraordinary assumption)” appraised value of $1,410,000,000 as of October 19, 2022, which is subject to the extraordinary assumption that $67,600,000 has been reserved for leasing costs. The Back Bay Office Property has an “as-is” appraised value of $1,345,000,000 as of October 19, 2022.
■	Environmental Matters. According to a Phase I environmental assessment dated November 15, 2022, there was no evidence of any recognized environmental conditions at the Back Bay Office Property.
■	Market Overview and Competition. The Back Bay Office Property is located in Boston, Suffolk County, Massachusetts, in the Back Bay submarket. The Back Bay Office submarket, one of nine distinct geographic concentrations within Boston, contains 14.3 million market rate rental SF of office space, or 10.3% of the Boston metro's total inventory of office space. In the ten-year period beginning with the third quarter of 2012, new additions to the submarket totaled 884,000 SF, while 58,000 SF were removed by developer activity. The net total gain of 826,000 SF equates to an annualized inventory growth rate of 0.6%, trailing slightly the Boston metropolitan growth rate of 1.0% over the same period. The Back Bay Office office submarket consists of approximately 17,357,250 SF of rentable office space as of May 6, 2023. The average market rent for the Back Bay Office office submarket is $59.09 per SF and the average vacancy rate is 9.4%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Comparable Leases Summary(1)

Property Name	Tenant Name	City / State	Tenant Leased Space (SF)	Lease Sign Date	Lease Term (months)	Base Rent Per SF
Back Bay Office	Various	Boston / MA	Various	Various	Various	$56.38	(2)
John Hancock Tower	Versanis Bio, Inc.	Boston / MA	5,190	Jun-23	60	$80.00
Prudential Center	Foley & Lardner	Boston / MA	99,644	Mar-24	60	$96.90
Prudential Tower	Federal Home Loan Bank	Boston / MA	39,185	Jan-24	180	$57.00
One Exeter Plaza	Cerulli Associates	Boston / MA	10,917	Nov-22	126	$82.00
101 Huntington	Audax Management	Boston / MA	101,815	Nov-22	170	78.00

(1)	Source: Appraisal.
(2)	Represents total weighted average of all tenants at the Back Bay Office Property based on the underwritten rent roll dated April 30, 2023.
■	The Borrower. The borrower is 500 Boylston & 222 Berkeley Owner (DE) LLC, a Delaware limited liability company, structured to be a single purpose bankruptcy-remote entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Back Bay Office Whole Loan.

The borrower sponsors are JPMorgan Chase Bank, N.A., J.P. Morgan Investment Management Inc., OMERS Administration Corporation, and OPG Investment Holdings (US), LLC, and the non-recourse carveout guarantor is OPG Investment Holdings (US), LLC. The borrower is owned by a joint venture between J.P. Morgan Asset Management (“JPMAM”) and Oxford Properties (“Oxford”). JPMAM, with assets under management of $2.2 trillion as of September 30, 2022, is a global investment manager. JPMAM’s clients include institutions, retail investors and high-net worth individuals. JPMAM offers global investment management in equities, fixed income, real estate, hedge funds, private equity and liquidity.

Oxford is a global real estate investor, asset manager, and builder. It builds, buys, and grows defined real estate operating businesses. Established in 1960, Oxford and its portfolio companies reported that they manage approximately $80 billion (CAD) of assets across four continents on behalf of their investment partners. Oxford’s owned portfolio encompasses office, logistics, retail, multifamily residential, life sciences and hotels; it spans nearly 164 million SF. Oxford is owned by OMERS, the Canadian defined benefit pension plan for Ontario’s municipal employees. OPG Investment Holdings (US), LLC, the non-recourse carveout guarantor, is owned by OMERs, and does not have an ownership interest in the borrower.

■	Escrows. At origination of the Back Bay Office Whole Loan, the borrower deposited (i) $26,723,400 (the “Upfront Rollover Deposit”) into a TI/LC rollover reserve, (ii) $21,283,070 into an outstanding TI/LC reserve and (iii) $9,854,159 into a free rent reserve.

Tax Reserve. On each monthly payment date during a Trigger Period (as defined below), the borrower is required to deposit into a real estate tax reserve 1/12th of the taxes that the lender estimates will be payable by the borrower over the next-ensuing 12-month period.

Insurance Reserve. On each monthly payment date during a Trigger Period (as defined below), the borrower is required to deposit into an insurance reserve an amount equal to 1/12 of the insurance premiums that the lender reasonably estimates will be required for the renewal of coverage. The borrower does not need to deposit payments on each monthly payment into the insurance reserve if an acceptable blanket policy is in effect.

Replacement Reserve. The borrower is required to deposit into a replacement reserve, on a monthly basis during the continuance of a Trigger Period, an amount equal to $21,397.

TI / LC Reserve. The borrower is required to deposit into a TI/LC reserve, on a monthly basis, an amount equal to $213,969; provided, however, such monthly deposits will not commence until the Upfront Rollover Deposit becomes equal to or less than $15,000,000.

■	Lockbox and Cash Management. The Back Bay Office Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to cause all rents of the Back Bay Office Property to be transmitted directly by the tenants into a lockbox account controlled by the lender. The borrower and property manager are required to deposit all revenues otherwise received relating to the Back Bay Office Property (other than tenant security deposits) into the lockbox account within two business days following receipt. All funds deposited into the lockbox are required to be transferred on a daily basis to or at the direction of the borrower unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on a daily basis to a cash management account under the control of the lender to be applied and disbursed in accordance with the Back Bay Office Whole Loan documents, and all excess cash flow funds remaining in the cash management account
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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after the application of such funds in accordance with the Back Bay Office Whole Loan documents are required to (i) to the extent that any Trigger Period exists other than solely as the result of a Lease Sweep Period (as defined below), be deposited into an excess cash flow reserve account as additional collateral for the Back Bay Office Whole Loan, or (ii) during a Trigger Period continuing due to a Lease Sweep Period (regardless of whether any other Trigger Period is continuing), to be deposited into the lease sweep account.

A “Trigger Period” means an event (i) upon the occurrence of an event of default under the Back Bay Office Whole Loan documents until cured, (ii) upon the debt yield falling below (a) 8.50% based on the combined outstanding principal balance of the Back Bay Office Whole Loan and the Back Bay Office Mezzanine Loan or (b) 9.10% based on the outstanding principal balance of the Back Bay Office Whole Loan as of the last day of any quarter (a “Low Debt Yield Period”) until the debt yield is equal to or greater than 8.50% for one calendar quarter for the Back Bay Office Whole Loan and Back Bay Office Mezzanine Loan or the debt yield is equal to or greater than 9.10% for one calendar quarter for the Back Bay Office Whole Loan (provided that the borrower may cure or avoid a Low Debt Yield Period by delivering to the lender cash or a letter of credit in the amount by which the outstanding principal balance of the Back Bay Office Whole Loan and/or the Back Bay Office Mezzanine Loan, as applicable, would need to be reduced for the applicable debt yield test to be satisfied), (iii) if a property manager is an affiliate of the borrower or guarantor and becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, unless such property manager is replaced within 30 days and the event of default commencing the Trigger Period has been cured and such cure has been accepted by the lender, (iv) upon the occurrence of an event of default under the Back Bay Office Mezzanine Loan documents, or (v) upon the commencement of a Lease Sweep Period until such Lease Sweep Period ceases pursuant to the terms of the Back Bay Office Whole Loan documents.

A “Lease Sweep Period” means a period commencing on the first monthly payment date following the occurrence of any of the following: (a) with respect to each Lease Sweep Lease (as defined below), the earlier to occur of: (x) 12 months prior to the earliest stated expiration (including the stated expiration of any renewal term) of a Lease Sweep Lease; and (y) the date required under a Lease Sweep Lease by which the tenant thereunder is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (b) the receipt by the borrower or property manager of notice from any tenant under a Lease Sweep Lease exercising its right to terminate its Lease Sweep Lease; (c) the date that a Lease Sweep Lease is surrendered, cancelled or terminated prior to its then current expiration date or the receipt by the borrower or property manager of notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate the Lease Sweep Lease prior to its then current expiration date; (d) the date that any tenant under a Lease Sweep Lease (other than Wayfair and any other investment grade tenant) discontinues its business (i.e., “goes dark”) in its space at the Back Bay Office Property or gives notice that it intends to do any of the foregoing; (e) upon a default under a Lease Sweep Lease by the tenant thereunder that continues beyond any applicable notice and cure period; or (f) the occurrence of any of the following (A) any Lease Sweep Lease party is unable to pay its debts generally, or institutes any proceeding seeking to adjudicate it insolvent or seeking a liquidation or dissolution, or (B) the instituting of any proceeding against or with respect to any Lease Sweep Lease party seeking liquidation of its assets or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of it or the whole or any substantial part of its properties or assets or the taking of any corporate, partnership or limited liability company action in furtherance of any of the foregoing.

A Lease Sweep Period will end upon the following: (i) with regard to clauses (a) through (d), the entirety of the Lease Sweep Lease space is leased to a satisfactory replacement tenant or tenants, and in the lender’s reasonable judgement sufficient funds have been accumulated in the lease sweep account to cover all anticipated approved lease sweep space leasing expenses, free rent periods, and/or rent abatements, and any shortfalls in required payments under the loan documents or operating expenses as a result of anticipated downtime prior to the commencement of payments under the lease or leases, which funds on deposit in the lease sweep account may not exceed $125 PSF of the lease sweep space, provided that all anticipated approved lease sweep space leasing expenses will not, in lender’s reasonable judgement, exceed $125 PSF, (ii) with regard to clauses (a) through (f), funds collected in the lease sweep account are equal to $75 PSF for tenant’s space (“Lease Sweep Deposit Amount”), unless the lender determines that anticipated leasing expenses will exceed the Lease Sweep Deposit Amount, in which case the sweep will continue until the lender is satisfied that there are sufficient funds in the lease sweep account; (iii) with regard to clause (a), the tenant of the Lease Sweep Lease space has irrevocably exercised its renewal or extension option with respect to all of its space, and sufficient funds have been accumulated to cover all anticipated leasing costs; (iv) with regard to clauses (b) and (c), such termination option is not validly exercised by the tenant or is otherwise validly and irrevocably waived in writing; (v) with regard to clause (e), the date the default has been cured; or (vi) with regard to clause (f), either the Lease Sweep Lease has been affirmed or assumed in the tenant insolvency, without modification of such lease or guaranty, in a manner reasonably satisfactory to the lender, pursuant to a final, non-appealable order of the bankruptcy court, and the tenant is in full occupancy and paying full unabated rent, and adequate assurance of the future

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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performance under the Lease Sweep Lease, as determined by the lender, has been provided, or the Lease Sweep Deposit Amount has been met.

A “Lease Sweep Lease” means (i) the Wayfair lease or (ii) any replacement lease from a different tenant that leases the Wayfair premises or any portion thereof consisting of at least 235,000 rentable SF.

■	Property Management. The Back Bay Office Property is managed by Oxford I Asset Management USA Inc., a Delaware corporation, an affiliate of the non-recourse carveout guarantor.
■	Current Mezzanine or Subordinate Indebtedness. The $65,000,000 Back Bay Office Subordinate Companion Loan was funded concurrently with the origination of the Back Bay Office Senior Loan and comprises part of the Back Bay Office Whole Loan. The Back Bay Office Subordinate Companion Loan accrues interest at a rate of 8.2000% per annum. The holders of the Back Bay Office Mortgage Loan, the Back Bay Office Pari Passu Companion Loans and the Back Bay Office Subordinate Companion Loan have entered into a co-lender agreement that governs their relationship, as described under “Description of the Mortgage Pool—The Whole Loans—The Back Bay Office Pari Passu-AB Whole Loan” in the Preliminary Prospectus. Additionally, the $40,000,000 Back Bay Office Mezzanine Loan was funded by RICP V Holdings, LLC concurrently with the origination of the Back Bay Office Whole Loan and is secured by the direct equity ownership in the borrower of the Back Bay Office Whole Loan. The Back Bay Office Mezzanine Loan accrues interest at a rate of 10.12500% per annum, interest only, and matures on July 6, 2028. The lenders of the Back Bay Office Whole Loan and the Back Bay Office Mezzanine Loan have entered into an intercreditor agreement that governs their relationship.
■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.
■	Release of Collateral. Not permitted.
■	Terrorism Insurance. The borrower is required to maintain or cause to be maintained an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Back Bay Office Property, plus 24 months of business interruption coverage. The “all-risk” policy containing terrorism insurance is required to contain a deductible no greater than $100,000 unless lender consents to a higher deductible. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JPMCB, CREFI
Location (City / State)	Miami Beach, Florida	Cut-off Date Balance(2)		$50,000,000
Property Type	Hospitality	Cut-off Date Balance per Room(1)		$2,800,000
Size (Rooms)	50	Percentage of Initial Pool Balance		5.5%
Total Occupancy as of 3/31/2023	77.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/31/2023	77.4%	Type of Security		Fee
Year Built / Latest Renovation	1940 / 2010	Mortgage Rate		6.99000%
Appraised Value	$276,000,000	Original Term to Maturity (Months)		120
Appraisal Date	3/23/2023	Original Amortization Term (Months)		NAP
Borrower Sponsor	Soho House & Co Inc.	Original Interest-Only Period (Months)		120
Property Management	Self-Managed	First Payment Date		7/1/2023
		Maturity Date		6/1/2033
Underwritten Revenues	$65,813,641
Underwritten Expenses	$40,746,858	Escrows(3)
Underwritten Net Operating Income (NOI)	$25,066,783		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$23,339,378	Taxes	$336,184	$48,026
Cut-off Date LTV Ratio(1)	50.7%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)	50.7%	Replacement Reserves	$164,894	4% of Revenues
DSCR Based on Underwritten NOI / NCF(1)	2.53x / 2.35x	TI / LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	17.9% / 16.7%	Other(4)(5)	$40,859,366	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$140,000,000	86.0%	Loan Payoff	$118,685,973	72.9%
Borrower Sponsor Equity	22,868,433	14.0	Upfront Reserves	41,360,444	25.4
			Closing Costs	2,822,016	1.7
Total Sources	$162,868,433	100.0%	Total Uses	$162,868,433	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Soho Beach House Miami Whole Loan (as defined below).
(2)	The Soho Beach House Miami Mortgage Loan (as defined below) is part of the Soho Beach House Miami Whole Loan, which is comprised of nine pari passu promissory notes with an aggregate original balance of $140,000,000.
(3)	See “Escrows” herein.
(4)	Other Upfront Escrows includes a $40,439,366 named storm coverage reserve and a $420,000 seasonality reserve, as described in “Escrows” herein.
(5)	Other Monthly Escrows includes a seasonality reserve as described in “Escrows” herein.

■	The Mortgage Loan. The mortgage loan (the “Soho Beach House Miami Mortgage Loan”) is secured by a first mortgage encumbering the borrower’s fee interest in a hospitality property comprised of 50 luxury hotel guest rooms, five food and beverage outlets, event space, a 570-seat private beach club and two outdoor pools, located in Miami Beach, Florida (the “Soho Beach House Miami Property”). The Soho Beach House Miami Mortgage Loan is evidenced by the controlling note A-2 and the non-controlling notes A-3-1 and A-5-1 with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $50,000,000, representing 5.5% of the Initial Pool Balance. The Soho Beach House Miami Mortgage Loan is part of a whole loan which is comprised of nine notes, with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $140,000,000 (the “Soho Beach House Miami Whole Loan”).

The Soho Beach House Miami Whole Loan was co-originated by JPMorgan Chase Bank, National Association (“JPMCB”) and Citi Real Estate Funding Inc. (“CREFI”) on May 11, 2023. The Soho Beach House Miami Whole Loan is interest-only for the term of the loan and accrues interest at a fixed rate of 6.99000% per annum. The Soho Beach House Miami Whole Loan proceeds were used to refinance the Soho Beach House Miami Property, fund upfront reserves and pay closing costs.

The Soho Beach House Miami Whole Loan has an initial term of 120 months and a remaining term of 119 months as of the Cut-off Date. The scheduled maturity date of the Soho Beach House Miami Whole Loan is the payment date in June 2033. Voluntary prepayment of Soho Beach House Miami Whole Loan in whole (but not in part) is permitted on or after the payment date in December 2032, without payment of any prepayment premium. The defeasance lockout period for the Soho Beach House Miami Whole Loan will be at least 25 payment dates beginning with and including the first payment date on July 1, 2023. Provided that no event of default under the Soho Beach House Miami Whole Loan documents is continuing, the borrower has the option to (a) defease the Soho Beach House Miami Whole Loan in whole (but not in part) after the earlier of (x) the date that is two years from the closing date of the securitization that includes the last note of the Soho Beach House Miami Whole Loan to be securitized and (y) July 1, 2026 (the “Permitted Defeasance Date”) or (b) on or after July 1, 2025, prepay the Soho Beach House Miami Whole Loan in whole (but not in part) with the payment of a yield maintenance premium, unless such prepayment occurs on or after December 1, 2032, in which case the borrower is not required pay a yield maintenance or defeasance premium. The assumed defeasance lockout period of 25 months is based on the expected closing date of the Benchmark 2023-B39 securitization in July 2023. The actual lockout period may be longer.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The table below summarizes the promissory notes that comprise the Soho Beach House Miami Whole Loan. The relationship between the holders of the Soho Beach House Miami Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$35,000,000	$35,000,000	JPMCB(1)	No
A-2	24,500,000	24,500,000	Benchmark 2023-B39	Yes
A-3-1	8,900,000	8,900,000	Benchmark 2023-B39	No
A-3-2	11,100,000	11,100,000	JPMCB(1)	No
A-4	14,000,000	14,000,000	JPMCB(1)	No
A-5-1	16,600,000	16,600,000	Benchmark 2023-B39	No
A-5-2	4,900,000	4,900,000	CREFI(1)	No
A-6	15,000,000	15,000,000	CREFI(1)	No
A-7	10,000,000	10,000,000	CREFI(1)	No
Whole Loan	$140,000,000	$140,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

■  The Mortgaged Property. The Soho Beach House Miami Property is a hospitality property comprised of 50 luxury hotel guest rooms, five food and beverage outlets, event space, a 570-seat private beach club and two outdoor pools, located in Miami Beach, Florida. The Soho Beach House Miami Property consists of two buildings: (i) a seven-story main building, which was built in 1940 as an Art Deco hotel and fully renovated in 2010, and (ii) a 16-story tower, developed in 2010 with 14 full-floor guest suites. The 50 individually-designed guest suites are fitted with antique pieces, colorful textiles and a mirrored Art Deco-style drinks bar. Additionally, the Soho Beach House Miami Property offers five food and beverage outlets: Cecconi’s (the main restaurant located in the courtyard on the ground floor), Club Bar (design inspired by 1940s Cuba), Ocho (located on the rooftop of the 8th floor featuring a plunge pool and views of the ocean and Miami skyline), Beach Bar (an outdoor bar located at the end of the pool) and Pool & Beach Club (offering lounge beds and waiter service that serves food and drinks to the pool area). In addition to operating as a hotel, the Soho Beach House Miami Property caters to an exclusive membership base, generating significant revenues through annual membership fees as described below. Cecconi’s is open to the public, whereas the remaining food and beverage outlets are restricted to members and guests of the Soho Beach House Miami Property.

As of March 31, 2023, the Soho Beach House Miami Property had 7,208 members each paying an annual membership fee for access to the Soho Beach House Miami Property’s various amenities. Additionally, as of March 31, 2023, there were 3,928 people on the Soho Beach House Miami Property’s membership waitlist (representing 54.5% of March 31, 2023 total members). Members of the Soho Beach House Miami Property have exclusive access to the 570-seat private beach club that spans the width of the Soho Beach House Miami Property. Additional amenities offered to members include access to all five food and beverage outlets, two outdoor pools with waiter service, multiple meeting space areas, a full-service spa, a fully equipped fitness center, a library, a screening room and a private dining room.

Since acquisition of the Soho Beach House Miami Property in 2008, the borrower sponsor has invested approximately $88.0 million in capital expenditures, including approximately $23.4 million invested between 2018 and 2022. Recent capital expenditures include a refreshed Cecconi’s restaurant, upgraded furniture, upgraded case goods and soft goods to both the public spaces and guest rooms, HVAC replacements and a full door replacement. Furthermore, the borrower sponsor anticipates spending an additional approximately $3.2 million (approximately $64,000 per room) by year end 2024 for routine repairs (approximately $550,000) along with kitchen refreshes and hotel shower upgrades (approximately $2.6 million). We cannot assure you whether such repairs and upgrades will be completed as expected or at all.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Total revenue at the Soho Beach House Miami Property consists of five main components: food and beverage revenue (46.4% of total revenue), membership fees (24.8% of total revenue), room revenue (19.2% of total revenue), other sales (6.9% of total revenue) and Cowshed spa sales (2.6% of total revenue). Membership fees have been steady at the Soho Beach House Miami Property, as highlighted by its 7,208 active members along with its membership waitlist which has grown from 1,254 in 2019 to 3,928 as of March 31, 2023, representing an approximately 213.2% increase. Given the consistent membership revenue stream, the Soho Beach House Miami Property has the flexibility to adjust transient rooms pricing with market rates while maintaining revenue streams from food and beverage and membership fees (collectively accounting for 71.3% of total revenue).

As of March 31, 2023, the Soho Beach House Miami Property had a 77.4% average occupancy rate, $896.30 ADR and $693.40 RevPAR. According to the appraisal, the estimated 2022 demand segmentation for the Soho Beach House Miami Property consisted of 80% leisure, 15% meeting and group and 5.0% commercial.

The following table presents certain information relating to the performance of the Soho Beach House Miami Property:

Hotel Performance

	Competitive Set(1)(2)			Soho Beach House Miami Property(3)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2021	62.5%	$732.24	$457.73	81.1%	$731.82	$593.50	129.7%	99.9%	129.7%
2022	68.2%	$825.66	$563.00	78.6%	$868.31	$682.39	115.3%	105.2%	121.2%
TTM(4)	67.2%	$810.04	$544.05	77.4%	$896.30	$693.40	115.2%	110.6%	127.5%

(1)	Data obtained from a third-party hotel trend report, utilizing a competitive set in line with the appraisal.
(2)	The competitive set consists of the following hotels: The Setai, W South Beach, Eden Roc Miami Beach, The Miami Beach EDITION, Faena Hotel Miami Beach and Nobu Hotel Miami Beach.
(3)	Data obtained from the operating statements provided by the borrower sponsor.
(4)	TTM represents the trailing 12-month period ending March 31, 2023.
■	Membership Fees. All Soho House membership contracts are 12-month contracts with renewals available at the discretion of the membership committee and are billed annually, monthly or quarterly. Soho House currently offers four different types of membership contracts: (a) access to every Soho House globally (“Every House”) ($4,815 annual fee), (b) local Soho House access only (“Local House”) ($2,622 annual fee), (c) Every House access for members under the age of 27 ($2,408 annual fee) and (d) Local House access for members under the age of 27 ($1,311 annual fee). The Every House membership contract provides access to all Soho House clubs around the world with the exception of Little Beach House Malibu, which requires an additional Malibu Plus membership. The Local House membership contract allows access only to the Soho House club where the membership application was submitted. There is no corporate allocation of membership revenue to other Soho Houses. All (100%) of the fees from members who applied to and joined Soho House via the Soho Beach House Miami Property, flow through the Soho Beach House Miami Property’s operating statements, regardless of whether the membership is Every House or Local House. As of March 31, 2023, the Soho Beach House Miami Property had 7,208 members, of which 37.8% were Local House members and 62.2% were Every House members.

The following table presents certain information relating to the membership at the Soho Beach House Miami Property:

Soho Beach House Membership(1)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	Q1 2023
Total Members	2,293	2,506	2,919	3,297	3,943	4,600	6,236	5,246	5,745	7,011	7,208
% Change	NAP	9.3%	16.5%	12.9%	19.6%	16.7%	35.6%	(15.9%)	9.5%	22.0%	2.8%
Total Membership Waitlist	NAV	NAV	NAV	NAV	NAV	NAV	1,254	2,182	2,620	3,642	3,928
% Change	NAV	NAV	NAV	NAV	NAV	NAV	NAP	74.0%	20.1%	39.0%	7.9%

(1)	Based on information provided by the borrower sponsor.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Soho Beach House Miami Property:

Cash Flow Analysis(1)

	2019	2020	2021	2022	TTM 3/31/2023	Underwritten	Underwritten $ Per Room
Room Revenue	$7,859,791	$5,110,615	$10,801,620	$12,419,461	$12,619,929	$12,619,929	$252,399
F&B Revenue	22,645,675	11,555,133	22,150,546	29,209,905	30,565,191	30,565,191	$611,304
Membership Fees	12,660,869	12,311,234	12,045,186	15,379,084	16,345,343	16,345,343	$326,907
Other Sales(2)	2,580,441	1,466,019	2,295,424	4,509,686	4,553,271	4,553,271	$91,065
Cowshed Spa Sales	1,536,267	728,106	1,516,991	1,708,420	1,729,907	1,729,907	$34,598
Total Revenue	$47,283,044	$31,171,108	$48,809,766	$63,226,557	$65,813,641	$65,813,641	$1,316,273

Rooms Expense	$3,439,209	$1,845,751	$3,552,941	$4,180,698	$4,020,961	$4,020,961	$80,419
F&B Expense	13,720,988	7,953,356	12,465,915	16,048,084	16,899,196	16,899,196	$337,984
Other Expense	1,486,425	1,101,658	1,713,265	2,831,346	3,017,843	3,017,843	$60,357
Cowshed Spa Expense	776,838	536,016	883,241	666,108	717,625	717,625	$14,353
Departmental Expenses	$19,423,461	$11,436,782	$18,615,361	$23,726,236	$24,655,625	$24,655,625	$493,113

Departmental Profit	$27,859,583	$19,734,326	$30,194,405	$39,500,321	$41,158,015	$41,158,015	$823,160

Total Undistributed Expenses	$10,282,624	$6,100,035	$8,496,753	$12,120,091	$12,522,721	$12,522,721	$250,454
Gross Operating Profit	$17,576,959	$13,634,291	$21,697,652	$27,380,230	$28,635,294	$28,635,294	$572,706

Management Fee(3)	$0	$0	$0	$0	$0	$1,974,409	$39,488
Property Tax(4)	462,533	497,182	564,252	585,401	647,624	576,315	$11,526
Property Insurance	882,076	938,372	1,002,572	970,682	1,013,855	1,017,787	$20,356
Total Other Expenses	$1,344,608	$1,435,554	$1,566,824	$1,556,083	$1,661,480	$3,568,512	$71,370
Net Operating Income	$16,232,350	$12,198,737	$20,130,829	$25,824,147	$26,973,815	$25,066,783	$501,336
FF&E	1,220,219	666,630	1,318,087	1,665,175	1,727,405	1,727,405	$34,548
Net Cash Flow	$15,012,131	$11,532,107	$18,812,742	$24,158,972	$25,246,410	$23,339,378	$466,788

Occupancy	89.4%	59.0%	81.1%	78.6%	77.4%	77.4%
NOI Debt Yield(5)	11.6%	8.7%	14.4%	18.4%	19.3%	17.9%
NCF DSCR(5)	1.51x	1.16x	1.90x	2.43x	2.54x	2.35x

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring items were excluded from the historical presentation and are not included in the underwritten cash flow.
(2)	Other Sales is comprised of event space rentals, other income, valet parking and other accommodation sales.
(3)	The Soho Beach House Miami Property is self-managed and therefore no historical management fee has been applied. Underwritten management fee is set at 3.0% of total revenue.
(4)	Property Taxes were adjusted historically from the borrower sponsor’s financial statements to reflect the actual real estate tax bills in each given year. Adjustments include excluding the sales tax paid on the operating lease (which in the event of a foreclosure would no longer be applicable) from the historical financials.
(5)	NOI Debt Yield and NCF DSCR are calculated based on the Soho Beach House Miami Whole Loan of $140,000,000.

■	Appraisal. According to the appraisal, the Soho Beach House Miami Property had an “as-is” appraised value of $276,000,000 as of March 23, 2023.

■	Environmental Matters. According to a Phase I environmental report dated March 24, 2023, there was no evidence of any recognized environmental conditions at the Soho Beach House Miami Property.

■	Market Overview and Competition. The Soho Beach House Miami Property is located in Miami Beach, Florida, within the greater Miami-Dade County. According to the appraisal, Miami-Dade County had a year-end 2022 population of approximately 2.7 million. Between 2011 and 2019, Miami-Dade County recorded a record number of overnight visitors each year, peaking at approximately 16.3 million in 2019. While the number of overnight visitors fell in 2020 due to the COVID-19 pandemic, it quickly recovered in 2021 with approximately 15.9 million overnight visitors. With its combination of beaches, nightlife, restaurants, shopping, golf, tennis and national parks, Miami is one of the nation’s premier tourist destinations and is the center of the worldwide cruise industry. Miami is also a favored location for business meetings, sales events, trade shows and high-profile diplomatic events. According to the appraisal, Miami has consistently ranked as one of the top five lodging markets in the country.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The Soho Beach House Miami Property is located approximately 11.6 miles east of the Miami International Airport. In 2022, the Miami International Airport served a record-breaking 50.6 million passengers and added 15 new international routes to areas such as the Caribbean, South America, Europe and Canada. There are over 80 airlines serving Miami International Airport to approximately 150 destinations around the globe, and the airport is also the top United States airport for international freight. Miami International Airport is the leading economic engine for Miami-Dade County and the state of Florida, generating business revenue of approximately $33.7 billion annually and welcoming 70% of all international visitors to Florida.

According to the appraisal, the Soho Beach House Miami Property is located within the Miami-Fort Lauderdale-West Palm Beach metropolitan statistical area (the “Miami MSA”). The Miami MSA is home to approximately 5.6 million people, making it the fourth largest metropolitan statistical area in the United States behind New York, Los Angeles and Chicago. The Miami MSA is home to the headquarters or regional offices of national companies such as Carnival Cruise Lines, Royal Caribbean International, Bank of America, Burger King Corporation, Citibank and American Airlines.

The appraisal noted there are no proposed hotels anticipated to enter the immediate area in the near future that are considered to be directly competitive with the Soho Beach House Miami Property.

The following table presents certain information relating to the primary hotel competition for the Soho Beach House Miami Property:

Competitive Set(1)

Property Name	Year Built / Renovated	Number of Rooms	Occupancy	ADR	RevPAR
Soho Beach House Miami(2)	1940 / 2010	50	77.4%	$896.30	$693.40
The Setai Miami Beach	2004 / 2013	137	60% - 65%	$1,230 - $1,270	$730 - $770
W South Beach	2009 / 2020	352	75% - 80%	$1,080 - $1,120	$815 - $855
Eden Roc Miami Beach	1955 / 2018	415	65% - 70%	$380 - $420	$240 - $280
The Miami Beach EDITION	1957 / 2014	294	75% - 80%	$965 - $1,005	$750 - $790
Faena Hotel Miami Beach	2015 / NAV	179	60% - 65%	$1,330 - $1,370	$790 - $830
Nobu Hotel Miami Beach	2018 / NAV	206	70% - 75%	$480 - $520	$340 - $380

(1)	Source: Appraisal unless otherwise noted. Occupancy, ADR and RevPAR are based on estimated 2022 values.
(2)	Soho Beach House Miami Property metrics are as of March 31, 2023 per the operating statements provided by the borrower sponsor.
■	The Borrower. The borrower, Beach House Owner, LLC, is a single-purpose Delaware limited liability company structured to be a bankruptcy-remote entity with at least two independent directors.

The borrower sponsor under the Soho Beach House Miami Whole Loan is Soho House & Co Inc. (NYSE: SHCO) (“Soho House”) and the non-recourse carveout guarantor is US AcquireCo, Inc., a wholly owned subsidiary of Soho House. Soho House is majority-owned and controlled by the private equity group The Yucaipa Companies. As of 2022, Soho House has a current membership base of over 210,000 members world-wide across 38 houses (1,122 keys). Soho House also operates 14 restaurants, 9 Soho Works, The Ned London, The Ned New York, Scorpios Beach Club and Soho Home. As of the first quarter 2023, Soho House reported a total revenue of approximately $255.2 million, representing an approximately 33.0% increase over the first quarter 2022.

■	Operating Lease. The Soho Beach House Miami Property is managed pursuant to a triple-net operating lease with Soho House Beach House, LLC, an affiliate of the borrower, as operating tenant (the “Operating Tenant”), that expires in May 2036, subject to two, five-year renewal options exercisable by the Operating Tenant. The lenders received an equity pledge by the Operating Tenant’s sole member of all the membership interests in the Operating Tenant, and upon the occurrence and existence of an event of default, the lenders have the right to foreclose on that pledge and control the Operating Tenant. Pursuant to the operating lease, the Operating Tenant is required to pay the borrower $6,791,909 annually in equal monthly installments (the underwritten NCF for the Soho Beach House Miami Property is based on the underlying revenues and not on such operating lease payment) into a restricted account in the borrower’s name and controlled by the lenders. The Operating Tenant is required to deposit all revenue generated by the Soho Beach House Miami Property into the lender-controlled restricted account. In connection with the operating lease, Soho House & Co. Limited and US AcquireCo, Inc. (affiliates of the Operating Tenant) delivered guaranties to the borrower for the payment of all sums due by Operating Tenant and performance of all obligations of the Operating Tenant under the operating lease. The operating lease guaranties are part of the collateral for the Soho Beach House Miami Whole Loan. The Operating Tenant and the guarantors entered into a subordination agreement with the lenders pursuant to which (i) the operating lease is subordinated to the Soho Beach House Miami Whole Loan and (ii) the operating lease guarantors acknowledged that the lenders may exercise all of the borrower’s rights and remedies under the operating
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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lease guaranties after an event of default under the Soho Beach House Miami Whole Loan documents, transfer the Soho Beach House Miami Property or foreclose on the Operating Tenant’s equity pledge.

The Soho Beach House Miami Property is not currently subject to a franchise agreement and, it is a restricted transfer for the borrower, the Operating Tenant, the guarantor, the Operating Tenant’s sole member, any affiliated manager or their respective affiliates to subject the Soho Beach House Miami Property to a franchise agreement without the lenders’ consent. The Operating Tenant has licensed from certain of its affiliates the right to use certain registered marks related to the Cowshed brand and the Soho House Beach House brand (excluding the Soho House Miami and Cecconi’s marks, which the lender has no right to use) under the respective license agreements (collectively, the “License Agreements”). At origination of the Soho Beach House Miami Whole Loan, the Operating Tenant pledged its interest in the License Agreements to the borrower under a security agreement and such rights have been sublicensed to the lenders. The borrower, the Operating Tenant and Soho House & Co. Limited (collectively, the “Parties”) have delivered a certain transition services agreement (the “Transition Services Agreement”) which, for a period of two years following the date that the lender obtains title to the Soho Beach House Miami Property following an event of default under the Soho Beach House Miami Whole Loan documents, (a) obligates the Parties, the guarantor, the licensors and their respective affiliates (collectively, the “TSA Parties”) to continue the uninterrupted operation of the Soho House Beach House Miami Property and (b) prohibits the TSA Parties and their respective affiliates and successors and assigns from opening any “Soho House” in Miami Beach, Florida, subject to certain exceptions set forth in the Transition Services Agreement. In connection with such transition services, the lenders are required to pay a management fee of 3% of gross revenue from the Soho Beach House Miami Property and reimburse the TSA Parties for certain costs and operating expenses set forth in the annual budget, subject to a 5% variance. See “Description of the Mortgage Pool—Tenant Issues—Affiliated Leases and Master Leases” and “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Property Types—Hospitality Properties” for additional information.

■	Escrows. At loan origination, the borrower deposited (i) $336,184 into a tax reserve, (ii) $164,894 into a replacement reserve, (iii) $40,439,366 into a named storm coverage reserve (the “Named Storm Coverage Amount”), which amount (less any premiums paid to the borrower in accordance with the Soho Beach House Miami Whole Loan documents) is required to be released to the borrower in the event that the borrower provides evidence to the lender of a fully bound Qualified Named Storm Policy (as defined below) with respect to the Soho Beach House Miami Property, and (iv) $420,000 into a seasonality reserve.

Tax Reserve. On a monthly basis, the borrower is required to deposit 1/12 of an amount which the lenders estimate would be sufficient to pay taxes for the next ensuing 12 months (currently estimated to be $48,026).

Insurance Reserve. On a monthly basis, the borrower is required to deposit into an insurance reserve 1/12 of the insurance premiums that the lenders estimate will be payable for the renewal of coverage, unless the borrower maintains a blanket insurance policy in accordance with the Soho Beach House Miami Whole Loan documents; provided, however, that in the event any such blanket insurance policy covers more than one location within a one-thousand-foot radius of the Soho Beach House Miami Property (the “Radius”), the limits of such blanket insurance policy must be sufficient to maintain the coverage required under the Soho Beach House Miami Whole Loan documents for the Soho Beach House Miami Property and any and all other locations combined within the Radius that are covered by such blanket policy insurance policy calculated on a total insured value basis.

Replacement Reserve. On a monthly basis, the borrower is required to deposit into the replacement reserve account, an amount equal to the greater of (i) 1/12 of 4% of the total revenue generated (excluding membership fees) during the 12-month period ending on the last day of the most recent calendar quarter and (y) the then-current amount (if any) required by the management agreement or the license agreement for replacements or FF&E work.

Seasonality Reserve. Prior to January 1, 2024 and January 1 of each calendar year thereafter during the term of the Soho Beach House Miami Whole Loan, the lenders are required to reassess the amount necessary to be held in the seasonality reserve and to require the borrower to deposit an amount equal to 110% of the positive difference between (i) the actual aggregate gross income from operations anticipated to be received by the borrower during the months of May, June, July, August, September and October as set forth in the approved annual budget for the calendar year immediately preceding the date of calculation and (ii) the amount necessary to ensure that the Soho Beach House Miami Property has a debt service coverage ratio of at least equal to 1.25x for the immediately preceding twelve month period.

Named Storm Coverage Reserve. The borrower is required under the Soho Beach House Miami Whole Loan documents to obtain on or prior to April 1, 2024, a policy for losses caused by any type of named storm for the borrower and the Soho Beach House Miami Property, which policy must (i) comply with the insurance provisions of the Soho Beach House Miami Whole Loan documents, (ii) insure the Soho Beach House Miami Property in an amount, that when

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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added to the balance of the Named Storm Coverage Amount is equal to $90,439,366 (the “Total Insured Value”), (iii) provide for a premium of not more than $1,500,000 (the “Named Storm Coverage Premium Cap”) and (iv) provide for an allocation to the Soho Beach House Miami Property of not more than $180,000 (any such policy, a “Qualified Named Storm Policy”). The lender is required, upon receipt of an invoice for the same, to disburse to the borrower the amount of the premium payable, in an amount not to exceed the Named Storm Coverage Premium Cap, on any Qualified Named Storm Policy. In the event that the borrower elects to purchase a policy for named storm coverage in an amount less than the Named Storm Coverage Amount on or before April 1, 2024, the Named Storm Coverage Amount will be reduced by the positive difference between (x) the Total Insured Value and (y) the amount of the coverage purchased, and the remainder will continue to constitute the Named Storm Coverage Amount for the remainder of the term of the Soho Beach House Miami Whole Loan. In the event that the borrower does not purchase a Qualified Named Storm Policy or to the extent the Named Storm Coverage Amount is reduced in accordance with the preceding sentence, the Named Storm Coverage Amount will not be released to the borrower and will remain collateral for the Soho Beach House Miami Whole Loan. The current property insurance, which expires on April 1, 2024, includes named storm coverage with a limit of $50,000,000, which when added to the Named Storm Coverage Amount equates to the Total Insured Value.

■	Lockbox and Cash Management. The Soho Beach House Miami Whole Loan is structured with a hard lockbox and springing cash management. On each business day, all funds in the lockbox accounts will be swept to an account designated by the borrower, unless a Cash Sweep Event (as defined below) is continuing, in which case such funds are required to be swept on each business day into a cash management account controlled by the lenders, at which point, following payment of taxes and insurance, debt service, bank fees, operating expenses and required reserves, all funds are required to be deposited into the excess cash flow reserve, to be held by the lenders as additional security for the Soho Beach House Miami Whole Loan and disbursed in accordance with the terms of the Soho Beach House Miami Whole Loan documents.

A “Cash Sweep Event” means the occurrence of (a) an event of default under the Soho Beach House Miami Whole Loan documents; (b) any bankruptcy action or insolvency of the borrower, the Operating Tenant or a property manager and (c) the debt service coverage ratio for the Soho Beach House Miami Whole Loan based on the trailing 12-month period immediately preceding the date of such determination being less than 1.30x.

A Cash Sweep Event may be cured upon the occurrence of the following: (i) with respect to clause (a) above, the acceptance by the lenders of a cure of such event of default in accordance with the Soho Beach House Miami Whole Loan documents; (ii) with respect to clause (b) above solely with respect to the property manager, if borrower replaces the property manager with a “Qualified Manager” (as defined in the Soho Beach House Miami Whole Loan documents) under a replacement management agreement within 60 days of such bankruptcy event and (iii) with respect to clause (c) above, the achievement of a debt service coverage ratio for the Soho Beach House Miami Whole Loan of 1.35x or greater for one quarter based upon the trailing 12-month period immediately preceding the date of determination; provided, however, that any such Cash Sweep Event cure is subject to the following conditions: (A) no event of default has occurred and is continuing under the Soho Beach House Miami Whole Loan documents, (B) the borrower has paid all of the lender’s reasonable expenses incurred in connection with such Cash Sweep Event cure, including reasonable attorney’s fees and expenses, and (C) in no event may the borrower cure a Cash Sweep Event caused by a bankruptcy action of the borrower or the Operating Tenant.

■	Property Management. The Soho Beach House Miami Property is self-managed by Soho House Beach House, LLC pursuant to the operating lease described above under “Operating Lease”.
■	Current Mezzanine or Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.
■	Release of Collateral. Not permitted.
■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Soho Beach House Miami Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following casualty. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City / State)	Scottsdale, Arizona	Cut-off Date Balance(3)		$41,000,000
Property Type	Retail	Cut-off Date Balance per SF(3)		$450.03
Size (SF)	1,555,459	Percentage of Initial Pool Balance		4.5%
Total Occupancy as of 12/2/2022(1)	96.0%	Number of Related Mortgage Loans(4)		2
Owned Occupancy as of 12/2/2022(1)	96.0%	Type of Security		Fee
Year Built / Latest Renovations	1961, 1977, 1982, 1992, 1996, 2006, 2015 / 1991, 2017-2020, 2023-2024	Mortgage Rate(5) Original Term to Maturity (Months) Original Amortization Term (Months)		6.21425% 60 NAP
Appraised Value	$1,825,000,000	Original Interest Only Period (Months)		60
Appraisal Date	1/4/2023	First Payment Date		4/6/2023
Borrower Sponsors	The Macerich Partnership, L.P. and Institutional Mall Investors LLC	Maturity Date		3/6/2028
Property Management	Macerich Arizona Partners LLC

Underwritten Revenues	$105,121,522
Underwritten Expenses	$18,973,779	Escrows
Underwritten Net Operating Income (NOI)(2)	$86,147,743		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$84,810,375	Taxes	$0	Springing
Cut-off Date LTV Ratio(3)	38.4%	Insurance	$0	Springing
Maturity Date LTV Ratio(3)	38.4%	Replacement Reserves(6)	$0	Springing
DSCR Based on Underwritten NOI / NCF(3)	1.95x / 1.92x	TI / LC(7)	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(3)	12.3% / 12.1%	Other(8)	$14,539,077	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$700,000,000	100.0%	Loan Payoff	$404,875,080	57.8%
			Return of Equity(9)	278,653,540	39.8
			Upfront Reserves(8)	14,539,077	2.1
			Closing Costs	1,932,303	0.3
Total Sources	$700,000,000	100.0%	Total Uses	$700,000,000	100.0%

(1)	Includes all tenants in place, temporary tenants with leases greater than six months, and tenants with signed leases as of the reporting period and excludes all collateral and non-collateral anchor tenants. Occupancy per the underwritten rent roll as of December 2, 2022 was 96.0%. Excluding signed but not yet open tenants, occupancy per the underwritten rent roll is 94.0%.
(2)	The increase from 2022 NOI to Underwritten NOI at the Scottsdale Fashion Square Property is primarily driven by rent steps and recently executed new and renewal leases.
(3)	The Scottsdale Fashion Square Mortgage Loan (as defined below) is evidenced by the $41,000,000 promissory note A-1-C3 and is part of the Scottsdale Fashion Square Whole Loan (as defined below) evidenced by 11 pari passu notes with an aggregate original principal balance of $700,000,000. Financial information in the chart above reflects the Scottsdale Fashion Square Whole Loan. See “Whole Loan Summary” chart herein.
(4)	Institutional Mall Investors LLC also serves as the borrower sponsor of the Miracle Mile Whole Loan (as defined below), which is being contributed to the Benchmark 2023-B39 transaction.
(5)	For purposes of calculating interest and other amounts payable on the Scottsdale Fashion Square Whole Loan, each note was divided into multiple components with varying interest rates. The interest rate of the Scottsdale Fashion Square Mortgage Loan represents the weighted average interest rate of three components. Prepayments of the Scottsdale Fashion Square Mortgage Loan will be applied to the components in sequential order. As a result of the components having different interest rates and the allocation of prepayments to sequentially reduce the components, the per annum weighted average interest rate of the components (and, therefore, the interest rate of the Scottsdale Fashion Square Mortgage Loan) may increase over time.
(6)	The borrower is permitted to cease monthly deposits when the replacement reserve balance is equal to the sum of 24 monthly deposits, currently estimated to be approximately $402,666.
(7)	The borrower is not required to make any monthly deposits when the rollover reserve balance is equal to the sum of 24 monthly deposits, currently estimated to be $1,651,332.
(8)	The Other reserves consists of a $10,222,200 upfront outstanding tenant improvement/leasing commission reserve, based on outstanding tenant allowances and broker commissions, and a $4,316,877 upfront gap rent reserve (the “Gap Rent Reserve”), calculated by pro-rating total rent for Elephante, Zimmerman, and Hermes, which have rent commencement dates beyond the origination date.
(9)	The borrower sponsors have a current cost basis in the Scottsdale Fashion Square Property of $861 million, of which $377 million has been invested in the redevelopment and renovation of the Scottsdale Fashion Square Property.
■	The Mortgage Loan. The mortgage loan (the “Scottsdale Fashion Square Mortgage Loan”) is part of a whole loan (the “Scottsdale Fashion Square Whole Loan”) evidenced by 11 pari passu promissory notes in the aggregate original principal amount of $700,000,000, which is secured by a first deed of trust encumbering the borrower’s fee interest in a super-regional mall located in Scottsdale, Arizona (the “Scottsdale Fashion Square Property”). The Scottsdale Fashion Square Mortgage Loan is evidenced by the non-controlling note A-1-C3, which has an outstanding principal balance as of the Cut-off Date of $41,000,000. The Scottsdale Fashion Square Whole Loan was co-originated on March 3, 2023, by Goldman Sachs Bank USA and Deutsche Bank AG, New York Branch. The Scottsdale Fashion Square Property is comprised of a super-regional mall, but does not include any portion of the super-regional mall that is covered by Dillard’s, a 3-story office building on Camelback Road and the land under development as a Caesar’s Republic Hotel, except as otherwise expressly indicated herein. The Scottsdale Fashion Square Whole Loan proceeds were used to refinance the existing debt on the Scottsdale Fashion Square Property, provide a return of equity to the borrower sponsors, fund upfront reserves and pay origination costs. The Scottsdale Fashion Square Whole Loan has an initial term of 60 months and has a remaining term of 56 months as of the Cut-off Date. The Scottsdale Fashion Square Whole Loan requires interest-only payments during its entire term and accrues interest at a fixed rate of 6.21425% per annum.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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Voluntary prepayment of the Scottsdale Fashion Square Whole Loan is permitted on or after the monthly payment date in September 2027 without the payment of any prepayment premium. The lockout period will be at least 28 months beginning with and including the first payment date on April 6, 2023. Defeasance of the Scottsdale Fashion Square Whole Loan in full is permitted at any time after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last pari passu note of the Scottsdale Fashion Square Whole Loan to be securitized and (ii) March 6, 2026 (the “Scottsdale Fashion Square Lockout Release Date”). In addition, voluntary prepayment of the Scottsdale Fashion Square Whole Loan in full, but not in part, is permitted from and after the Scottsdale Fashion Square Lockout Release Date with (prior to the open prepayment date on September 6, 2027) the payment of a yield maintenance premium. The assumed lockout period of 28 months is based on the expected Benchmark 2023-B39 securitization closing date in July 2023. The actual lockout period may be longer.

The table below summarizes the promissory notes that comprise the Scottsdale Fashion Square Whole Loan. The relationship between the holders of the Scottsdale Fashion Square Whole Loan is governed by a co-lender agreement. The Scottsdale Fashion Square Whole Loan will be serviced under the trust and servicing agreement for the SCOTT 2023-SFS trust. See “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-S1	$250,000,000	$250,000,000	SCOTT 2023-SFS	Yes
A-2-S1	250,000,000	250,000,000	SCOTT 2023-SFS	No
A-1-C1	25,000,000	25,000,000	Benchmark 2023-B38	No
A-1-C2	24,000,000	24,000,000	Benchmark 2023-B38	No
A-1-C3	41,000,000	41,000,000	Benchmark 2023-B39	No
A-1-C4	10,000,000	10,000,000	Benchmark 2023-V2	No
A-2-C1	40,000,000	40,000,000	BBCMS 2023-C19	No
A-2-C2-1	25,000,000	25,000,000	Benchmark 2023-V2	No
A-2-C2-2	5,000,000	5,000,000	DBRI(1)	No
A-2-C3-1	25,000,000	25,000,000	BBCMS 2023-C19	No
A-2-C3-2	5,000,000	5,000,000	DBRI(1)	No
Total	$700,000,000	$700,000,000

(1)	Expected to be contributed to one or more future securitization transactions.
■	The Mortgaged Property. The Scottsdale Fashion Square Property was originally constructed as an open-air center in 1961 with one department store, a supermarket and 15 small stores. The Scottsdale Fashion Square Property was enclosed in the 1970s and over the next 50 years, continually expanded to meet the growing population and retail demand of the Scottsdale/Phoenix trade area. The shopping center is currently home to four department stores, a wing dedicated to luxury retailers, a broad retail tenant mix, a flagship Apple Store, coworking space, high-end fitness (opened March 2023), entertainment options including a 14-screen movie theater, several upscale restaurants, and a 3-story, 130,000 square foot office building (non-collateral). The borrower sponsors deployed significant capital over the last 20 years (since its acquisition in 2002) to position the Scottsdale Fashion Square Property as a top retail destination in the country. The borrower sponsors’ current cost basis in the asset is $861.0 million, and since acquisition, the borrower sponsors have invested approximately $377.0 million in major projects to renovate and expand the Scottsdale Fashion Square Property. The borrower sponsors expect to invest an additional $80.0 to $90.0 million over the next two years in a second luxury renovation, however, such renovation is not required or reserved for under the Scottsdale Fashion Square Whole Loan documents, and we cannot assure you the borrower sponsors will invest such additional funds as expected or at all.

In 2017, the borrower sponsors began Phase I of the luxury redevelopment at the Scottsdale Fashion Square Property. The project began in 2017, debuted in 2018, and was completed as of the origination date of the Scottsdale Fashion Square Whole Loan, with the opening of a 37,000 SF Life Time Fitness. The borrower sponsors’ investment in the project totaled $175.0 million including $58.0 million of leasing capital. The Phase I development brought new luxury amenities to Scottsdale Fashion Square Property such as a dedicated car valet at the revamped front entrance, a personal car service, and a platinum-level concierge. Notable luxury tenancy includes a flagship Dior, Dolce & Gabbana, Versace, Breitling, IWC, Hublot, Brunello Cucinelli, Saint Laurent, Gucci Men, Louis Vuitton Men’s, Hyde Park Jewelers / Rolex, Cartier, Gucci, Prada, Louis Vuitton, Bottega Veneta, Christian Louboutin, and Jimmy Choo. Additionally, the exterior expansion resulted in a 40,811 SF collection of upscale restaurants including Nobu, Ocean 44, Toca Madera, Francine, Zinque, and Tocaya Organica. The new restaurants generated a combined total of approximately $65.7 million in annual sales in 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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In 2017, the borrower sponsors spent $35.0 million to transform the former Barney’s New York store into a wing anchored by a 15,365 SF Apple Store, which opened in 2018, and Industrious, a two-level, 32,898 SF coworking space. The Apple Store reported annual sales of approximately $44.4 million in 2022, which is approximately 4.5x the sales volumes reported by Barney’s New York in the same space in 2016. Industrious pays approximately $1.4 million in annual rent and generated coworking rents in excess of $1.7 million in 2022. The tech wing, which extends through the end of the Scottsdale Fashion Square Property, includes other tenants such as UNTUCKit, Rothy’s, Lucid Motors, Peloton, Blue Nile, Warby Parker, Tommy John, Psycho Bunny, Buck Mason, Scotch & Soda, and Indochino.

In January 2023, the borrower sponsors commenced Phase II of the luxury redevelopment, which is expected to entail extensive renovation and re-tenanting. The existing porte cochere is expected to be renovated into the primary entrance for the Scottsdale Fashion Square Property, featuring flagship stores and high-end restaurants such as Elephante (the Elephante lease was recently executed and the tenant has not taken occupancy) and Catch (the Catch lease was executed after the origination date and excluded from the underwritten rent roll, and the tenant has not taken occupancy). In August 2022, the borrower sponsors executed a lease with Hermes to replace approximately 11,000 SF of Crate & Barrel’s upper and lower level with a flagship luxury presentation, although the tenant has not taken occupancy. The expected grand opening of Phase II is the fourth quarter of 2024 with the anticipated first stabilized year in 2025. We cannot assure you that the Phase II redevelopment will be completed as anticipated or at all or that Elephante or Hermes will take occupancy.

Major Tenants.

The largest tenant based on underwritten base rent is Dior (11,362 SF, 0.7% of NRA, 3.3% of underwritten base rent). Dior was founded in 1946 by Christian Dior in Paris, France, where its parent company remains headquartered. Dior is a luxury fashion and leather goods brand. The Dior lease at the Scottsdale Fashion Square Property has an original lease commencement date of July 10, 2021 and lease expiration date of July 31, 2031.

The second largest tenant based on underwritten base rent is ZARA (“Zara”) (23,424 SF, 1.5% of NRA, 3.2% of underwritten base rent). Founded in 1975 and headquartered in Galicia Spain, Zara is a multi-national retail chain with 1,885 locations as of the January 31, 2023. The Zara lease at the Scottsdale Fashion Square Property has an original lease commencement date of September 25, 2013 and lease expiration date of September 30, 2028.

The third largest tenant based on underwritten base rent is Macy’s (235,899 SF, 15.2% of NRA, 3.0% of underwritten base rent). Founded in 1858 and headquartered in New York, New York, Macy’s is a department store chain with 507 locations as of the fourth-quarter of 2022. The Macy’s lease at the Scottsdale Fashion Square Property has an original lease commencement date of May 26, 1989 and lease expiration date of January 31, 2030.

The following table presents certain inline sales history at the Scottsdale Fashion Square Property:

Tenant Sales PSF(1)

	2018	2019	2021	2022
Tenants < 10,000 SF and Open > 12 months(2)
Occupancy Cost(3)	10.5%	9.1%	N/A	9.3%
Sales PSF(4)	$1,159	$1,437	$1,511	$1,684
Apple Store (APPL)(4)
Occupancy Cost(3)	N/A	2.3%	N/A	2.9%
Sales PSF	N/A	$7,713	$4,562	$6,359
TESLA (TSLA)
Occupancy Cost(3)	0.3%	0.2%	N/A	1.2%
Sales PSF	$47,193	$57,275	$14,127	$12,765
Tenants < 10,000 SF and open > 12 months excl. APPL & TSLA
Occupancy Cost(3)	14.8%	14.1%	N/A	10.2%
Sales PSF	$793	$875	$1,338	$1,511

(1)	All sales information presented herein with respect to the Scottsdale Fashion Square Property is based upon information provided by the borrower. In certain instances, sales figures represent estimates because the tenants are not required to report, or otherwise may not have reported, sales information on a timely basis. Further, because sales are self-reported, such information is not independently verified by the borrower.
(2)	Inclusive of tenants that have been open for 12 months or more and excludes tenants >10,000 SF and non-retail stores.
(3)	Occupancy Cost is calculated by the sum of rent, percentage rent, CAM and taxes divided by annual sales.
(4)	Apple Store Sales PSF is based on tenant’s 6,989 SF sales floor area.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Scottsdale Fashion Square Property:

Largest Tenants Based on Underwritten Based Rent(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost(4)	Renewal / Extension Options
Dior	NR/NR/NR	11,362	0.7%	$2,025,804	3.3%	$178.30	7/31/2031	$5,128(8)	8.4%	1, 5-year option
ZARA	NR/NR/NR	23,424	1.5	1,956,893	3.2	$83.54	9/30/2028	$1,092	11.8%	1, 5-year option
Macy's	Ba2/BBB-/BB+	235,899	15.2	1,800,004	3.0	$7.63	1/31/2030	$143	6.2%	7, 5-year options
Harkins Theatres	NR/NR/NR	81,177	5.2	1,745,306	2.9	$21.50	1/31/2031	$120	23.9%	3, 5-year options
Industrious	NR/NR/NR	32,898	2.1	1,370,735	2.2	$41.67	12/31/2033	NAP	NAP	2, 5-year options
Apple Store	Aaa/NR/AA+	15,365	1.0	1,357,690	2.2	$88.36	9/30/2028	$6,359(9)	3.2%	4, 5-year options
Hermes(5)(6)	NR/NR/NR	11,118	0.7	1,332,850	2.2	$119.88	1/31/2035	NAP	NAP	None
DICK'S Sporting Goods	Baa3/NR/BBB	50,646	3.3	1,225,633	2.0	$24.20	1/31/2026	$363	8.6%	3, 5-year options
H&M(7)	NR/NR/NR	23,387	1.5	1,130,448	1.9	$48.34	4/30/2032	$379	14.0%	None
Tiffany & Co.(10)	NR/NR/NR	7,994	0.5	1,130,111	1.9	$141.37	12/31/2022	$2,823	6.8%	None
Largest Tenants		493,270	31.7%	$15,075,474	24.7%	$30.56
Remaining Owned Tenants		1,000,594	64.3	45,856,250	75.3	$45.83
Vacant Spaces (Owned Space)		61,595	4.0	NAP	NAP	NAP
Totals / Wtd. Avg. Tenants		1,555,459	100.0%	$60,931,724	100.0%	$40.79

(1)	Based on the underwritten rent roll dated as of December 2, 2022, with recently executed leases as of February 2023 and with rent steps through March 2024.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps through March 2024.
(4)	Occupancy Cost is as of the trailing 12-month period ending December 31, 2022, based upon sales figures as provided by the tenants to the borrower or estimated based on anecdotal information provided by the tenants to the borrower. The Occupancy Cost for the Zara and H&M tenants is exclusive of the storage unit in place rental income.
(5)	Hermes is expected to be delivered its space on July 1, 2023; however, the tenant will be effectuating a buildout of its space and is not expected to take occupancy, open for business and begin paying rent until July 1, 2024. We cannot assure you that the tenant will take occupancy as expected or at all.
(6)	Hermes will occupy 11,118 SF of the Scottsdale Fashion Square Property (representing approximately $1,332,850 in underwritten base rent) under a lease that has an expected commencement date of July 1, 2024 and a lease expiration date of January 31, 2035 and allows for the tenant to terminate its lease with 60 days’ notice if its sales do not exceed $10,000,000 for the period between August 1, 2027 and August 1, 2028.
(7)	H&M occupies 23,387 SF of the Scottsdale Fashion Square Property (representing approximately $1,130,000 in underwritten base rent) under a lease that has an original commencement date of July 22, 2010 and a lease expiration date of April 30, 2032, and allows for the tenant to terminate its lease with 120 days’ notice if its sales do not exceed $8,700,000 for the period between May 1, 2025 and April 30, 2026, or if sales do not exceed $8,900,000 for the period between May 30, 2027 and April 30, 2028.
(8)	Dior reports sales on 4,938 SF but occupies additional back of house space for employees, storage, and other uses. The tenant’s reported sales and sales PSF are based on 4,938 SF.
(9)	Apple Store reports sales on 6,989 SF but occupies additional back of house space for employees, storage, and other uses. The tenant’s reported sales and sales PSF are based on 6,989 SF.
(10)	Tiffany & Co. has passed the natural lease expiration date but remains in occupancy on a month-to-month basis under the terms of its existing lease. Tiffany & Co. and the borrower sponsors have had ongoing discussions about a lease renewal; however, we cannot assure you that the Tiffany & Co. lease will renew as anticipated or at all.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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The following table presents certain information relating to the lease rollover schedule for the Scottsdale Fashion Square Property based on the initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)		UW Base Rent $ per SF(2)	# of Expiring Leases(3)
MTM(4)	18,625	1.2%	1.2%	$1,675,130	2.7%		$89.94	7
2023	157,014	10.1	11.3%	5,572,470	9.1		$35.49	54
2024	50,808	3.3	14.6%	3,994,739	6.6		$78.62	19
2025	53,919	3.5	18.0%	5,641,481	9.3		$104.63	22
2026	99,325	6.4	24.4%	5,126,272	8.4		$51.61	21
2027	48,264	3.1	27.5%	3,616,841	5.9		$74.94	20
2028	79,051	5.1	32.6%	6,484,766	10.6		$82.03	14
2029	296,958	19.1	51.7%	5,045,472	8.3		$16.99	24
2030	277,999	17.9	69.6%	5,881,703	9.7		$21.16	17
2031	225,019	14.5	84.0%	5,825,205	9.6		$25.89	12
2032	66,753	4.3	88.3%	5,312,632	8.7		$79.59	14
2033	53,135	3.4	91.7%	2,747,943	4.5		$51.72	7
2034 & Thereafter	66,994	4.3	96.0%	4,007,071	6.6		$59.81	4
Vacant	61,595	4.0	100.0%	NAP	NA	P	NAP	NA	P
Total / Wtd. Avg.	1,555,459	100.0%		$60,931,724	100.0%		$40.79	235

(1)	Based on underwritten rent roll dated December 2, 2022. Excludes income from the non-collateral Dillard’s.
(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps through March 2024.
(3)	Expiring suites excludes specialty, business development, temporary leases or other space with no associated SF.
(4)	Reflects leases with tenants that have passed the natural lease expiration date where tenant remains in occupancy on a month-to-month basis under the term of the existing lease.

The following table presents certain information relating to historical occupancy for the Scottsdale Fashion Square Property:

Historical Leased %(1)(2)

2019	2020	2021	As of 12/2/2022(3)
93.2%	92.3%	95.2%	96.0%

(1)	As of December 31 unless specified otherwise.
(2)	Occupancy includes all tenants in place, temporary tenants with leases greater than six months, and tenants with signed leases as of the reporting period. Occupancy excludes all collateral and non-collateral anchor tenants.
(3)	Based on the underwritten rent roll dated as of December 2, 2022.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Scottsdale Fashion Square Property:

Cash Flow Analysis(1)

	2019	2020	2021	TTM 12/31/2022(2)	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue(1)	$47,352,410	$45,611,073	$43,906,038	$48,947,244	$56,335,143	$36.22
Gross Up Vacancy	0	0	0	0	3,801,865	$2.44
Other Commercial Income(4)	8,519,514	6,436,146	18,842,269	25,773,828	23,328,393	$15.00
Total Reimbursements	22,935,941	22,329,039	20,953,611	22,258,403	26,509,396	$17.04
Other Revenue(5)	846,945	1,219,096	1,018,418	1,155,165	679,436	$0.44
Vacancy/Credit Loss	(230,159)	(2,416,963)	386,751	(185,023)	(5,532,712)	($3.56)
Effective Gross Revenue	$79,424,651	$73,178,391	$85,107,087	$97,949,617	$105,121,522	$67.58

Real Estate Taxes	3,599,714	3,853,730	3,840,959	3,425,235	3,845,515	$2.47
Insurance	278,038	416,378	496,829	564,657	700,085	$0.45
Management Fee	2,211,227	1,930,170	2,512,799	2,954,317	3,153,646	$2.03
Other Expenses	10,833,458	10,938,990	10,684,329	11,044,425	11,274,533	$7.25
Total Operating Expenses	$16,922,437	$17,139,268	$17,534,916	$17,988,634	$18,973,779	$12.20

Net Operating Income	$62,502,214	$56,039,123	$67,572,171	$79,960,983	$86,147,743	$55.38
Replacement Reserves	0	0	0	0	327,531	$0.21
TI / LC	0	0	0	0	1,009,838	$0.65
Net Cash Flow	$62,502,214	$56,039,123	$67,572,171	$79,960,983	$84,810,375	$54.52

Occupancy(6)	93.2%	92.3%	95.2%	96.0%	95.0%
NOI Debt Yield(7)	8.9%	8.0%	9.7%	11.4%	12.3%
NCF DSCR(7)	1.42x	1.27x	1.53x	1.81x	1.92x

(1)	Based on the underwritten rent roll dated December 2, 2022, with recently executed leases as of February 2023 and with rent steps through March 2024.
(2)	TTM 12/31/2022 reflects the trailing 12-month period ending December 31, 2022.
(3)	The increase from TTM 12/31/2022 Net Operating Income ($) to Underwritten Net Operating Income ($) at the Scottsdale Fashion Square Property is primarily driven by rent steps and recently executed new and renewal leases.
(4)	Other Commercial Income includes overage / percentage rent, kiosk revenue, temporary revenue, specialty revenue and other rent income.
(5)	Other Revenue reflects the borrower’s miscellaneous income and parking income.
(6)	Underwritten Occupancy represents economic occupancy; historical occupancies include all tenants in place, temporary tenants with leases greater than six months, and tenants with signed leases as of the reporting period. Historical occupancies exclude all collateral and non-collateral anchor tenants.
(7)	Based on the aggregate Cut-off Date balance of the Scottsdale Fashion Square Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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■	Appraisal. According to the appraisal, the Scottsdale Fashion Square Property has an “as-is” appraised value of $1,825,000,000 as of January 4, 2023.
■	Environmental Matters. The Phase I environmental assessment at the Scottsdale Fashion Square Property dated February 13, 2023 identified a recognized environmental condition (“REC”) at the Scottsdale Fashion Square Property in connection with stained soil of unknown depth located in an area leased by Arcadia Water Company (“AWC”) on which certain pumps and a 55-gallon drum of oil are located. The borrower has delivered a demand to AWC to remediate the REC (the “Demand”). Pursuant to the related environmental indemnity agreement, the environmental indemnitor is required to (i) exercise commercially reasonable efforts to cause AWC to remediate the REC pursuant to the Demand and (ii) indemnify the lender from any losses arising out of or in any way relating to the REC, provided that the indemnitor’s maximum liability will not exceed $25,000. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.
■	Market Overview and Competition. The Scottsdale Fashion Square Property is situated at the intersection of North Scottsdale Road and East Camelback Road in Scottsdale, Arizona within the Phoenix-Mesa-Scottsdale (“Phoenix”) CBSA. Phoenix experienced population migration during the COVID-19 pandemic and the CBSA’s population is projected to grow from approximately 5.1 million in 2021 to approximately 5.5 million by 2026, an increase of 7.7%. Similarly, the local two-mile radius of the Scottsdale Fashion Square Property has a current population of 50,296 residents. Current average household income within this two-mile radius is estimated at $107,104 and has grown 2.33% per year since 2000. With over 12,700 hotel rooms as of December 2021, Scottsdale had an estimated 4.3 million domestic overnight visitors in 2021 plus another 4.4 million domestic day trip visitors, creating an annual economic impact of $2.5 billion in the city through local spending.

The following table presents select comparable recent anchored retail property sales for the Scottsdale Fashion Square Property:

Property Name	Location	Year Built / Renovated or Expanded	Building SF	Total Occupancy	Distance to Subject	Sales Per SF	Anchor Tenants
Biltmore Fashion Park	Phoenix, AZ	1963 / 1999, 2019	570,000	93%	6.0 miles	$775 – $800	Macy’s Saks Fifth Avenue Life Time Fitness
Scottsdale Quarter	Scottsdale, AZ	2009 / 2010, 2016, 2022	547,226	92%	8.5 miles	$1,000 – $1,100	West Elm Pottery Barn Puttshack Restoration Hardware Landmark Theatre
Kierland Commons	Scottsdale, AZ	1999 / 2003	437,000	96%	8.5 miles	$1,000 – $1,500	Crate & Barrel Arhaus
Tempe Marketplace	Tempe, AZ	2007	1,300,000	88%	5.0 miles	$400 – $500	JCPenney Ross Target Dave & Busters Harkin’s Nordstrom Rack Best Buy H&M F21
■	The Borrower. The borrower for the Scottsdale Fashion Square Whole Loan is Scottsdale Fashion Square LLC, a single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Scottsdale Fashion Square Whole Loan. The borrower sponsors and non-recourse carveout guarantors are (i) The Macerich Partnership, L.P., a Delaware limited partnership headquartered in Santa Monica, California and a provider of real estate investment services, and (ii) Institutional Mall Investors LLC, a Delaware limited liability company having a principal place of business in Skokie, Illinois. The Macerich Partnership, L.P. acquires, leases, manages, develops, and redevelops malls and community centers. Institutional Mall Investors LLC is a co-investment venture owned by an affiliate of Miller Capital Advisory (“Miller Capital”) and The California Public Employees’ Retirement System (“CalPERS”). CalPERS is the nation’s largest public pension fund and provides retirement and health benefits to more than 1.5 million California public employees, retirees and their families. As of December 31, 2022, CalPERS reported assets totaling $442.2 billion with $73.7 billion of real estate assets along with
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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various other investments that span domestic and international markets. Miller Capital is an investment advisor with headquarters in Skokie, Illinois, a suburb of Chicago.

Miller Capital manages property investments throughout the entire United States, totaling approximately $8.58 billion as of December 31, 2022. Miller Capital specializes in fashion-oriented retail and mixed use properties. Institutional Mall Investors LLC also serves as the borrower sponsor of another loan being contributed to the Benchmark 2023-B39 transaction (the “Miracle Mile Whole Loan”).

■	Escrows. At origination the borrower was required to deposit into escrow (i) $10,222,200 for the Outstanding TI/LC Reserve with respect to outstanding tenant improvement allowances, leasing commissions and free or abated rent identified in a schedule to the related loan agreement and (ii) $4,316,877 for the Gap Rent Reserve with respect to gap rent earmarked for the tenants Elephante, Zimmerman and Hermes.

Tax Reserve - During the continuance of a Trigger Period (as defined below), the borrower is required to escrow 1/12 of the annual estimated tax payments payable during the next ensuing 12 months on a monthly basis.

Insurance Reserve - During the continuance of a Trigger Period, the borrower is required to escrow 1/12 of the annual estimated insurance payments on a monthly basis, except if the Scottsdale Fashion Square Property is insured under a blanket policy meeting the requirements set forth in the Scottsdale Fashion Square Whole Loan documents (in which case, no insurance escrows will be required, notwithstanding the occurrence of a Trigger Period).

Replacement Reserves – On a monthly basis during the continuance of a Trigger Period, the borrower is required to escrow an amount equal to the gross leasable area (excluding the Non-Collateral Square Footage (as defined below), the square footage of any tenant that is required to pay for all repairs and maintenance costs for its entire leased premises, roof and structural components, and the square footage of the following tenants: (i) Macy’s, (ii) Nordstrom, (iii) Neiman Marcus, (iv) Dick’s Sporting Goods, (v) Harkins Theatre, (vi) Life Time Fitness, (vii) Toca Madera, (viii) Ocean 44 and (vii) any replacement tenant that leases all or substantially all of any such premises, provided that such replacement tenant occupies such premises pursuant to a lease that contains maintenance obligations for such premises (and liability therefor) similar to the lease being replaced) multiplied by $0.25 and divided by 12 months. The monthly replacement reserve amount is estimated to be approximately $16,778. The borrower is permitted to cease monthly deposits when the replacement reserve balance is equal to the sum of 24 monthly deposits, currently estimated to be approximately $402,666. The tenants listed in clause (i) through (vi) above collectively represent 48.2% of the NRA and 11.5% of UW Base Rent.

Rollover Reserve – On a monthly basis during the continuance of a Trigger Period, the borrower is required to escrow an amount equal to the gross leasable area (excluding the Non-Collateral Square Footage and the premises leased to the following tenants: (i) Macy’s, (ii) Nordstrom, (iii) Neiman Marcus, (iv) Dick’s Sporting Goods, (v) Harkins Theatre, (vi) Life Time Fitness, (vii) Dillard’s and (viii) any replacement tenant that leases all or substantially all of any such premises as defined in the Scottsdale Fashion Square Whole Loan documents, multiplied by $1.00 and divided by 12 months. The monthly rollover reserve amount is estimated to be approximately $68,806. The borrower is not required to make any monthly deposits when the rollover reserve balance is equal to the sum of 24 monthly deposits, currently estimated to be $1,651,332. The borrower’s upfront deposit of $4,316,877 with respect to gap rent is not included in the calculation of the rollover reserve balance for purposes of calculating the rollover reserve cap.

“Non-Collateral Square Footage” means the square footage covered by Dillard’s, the 3-story office building on Camelback Road and the land under development as a Caesar’s Republic Hotel (and the adjacent undeveloped land) on the north end of the site fronting Highland Avenue.

■	Lockbox and Cash Management. The Scottsdale Fashion Square Whole Loan is structured with a hard lockbox and springing cash management. The borrower and property manager are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received in such account within three business days after receipt. During the continuance of a Trigger Period (as defined below), all funds in the lockbox account are required to be swept on a weekly basis and on the second business day before each payment date to a lender-controlled cash management account. Funds in the cash management account are required to be applied to debt service and the reserves and escrows described above, with any excess funds (i) to be deposited into an excess cash flow reserve account held by the lender as cash collateral for the Scottsdale Fashion Square Whole Loan, or (ii) if no Trigger Period is continuing, disbursed to the borrower.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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A “Trigger Period” means the period commencing upon the occurrence of (i) an event of default or (ii) a Low Debt Service Period (as defined below). A Trigger Period will end (a) with respect to the matters described in clause (i) above, if the event of default has been waived by the lender (and no other event of default is then continuing) and (b) with respect to the matters described in clause (ii) above, if a cure of the Low Debt Service Period occurs or the borrower (1) after the earlier to occur of (i) March 6, 2026 and (ii) the second anniversary of the closing date of the securitization that includes the last note of the Scottsdale Fashion Square Whole Loan to be securitized, prepays the Scottsdale Fashion Square Whole Loan in an amount that would result in a debt service coverage ratio of 1.50x in accordance with the related loan agreement, together with any applicable yield maintenance premium, or (2) delivers Credit Support (as defined below) as additional collateral causing the debt service coverage ratio to equal 1.50x.

“Credit Support” means any one or a combination of (A) cash, (B) U.S. obligations, (C) other securities having a rating reasonably acceptable to the lender and for which a rating agency confirmation has been received or (D) a letter of credit that meets the requirements provided in the loan agreement.

A “Low Debt Service Period” will commence on any calculation date when the Scottsdale Fashion Square Whole Loan debt service coverage ratio is less than 1.50x for two consecutive calendar quarters and end when the Scottsdale Fashion Square Whole Loan debt service coverage ratio is at least 1.50x for two consecutive calendar quarters.

■	Property Management. The Scottsdale Fashion Square Property is managed by Macerich Arizona Partners LLC, an affiliate of The Macerich Partnership, L.P., one of the borrower sponsors.
■	Current Mezzanine or Subordinate Indebtedness. None.
■	Permitted Future Mezzanine or Subordinate Indebtedness. None. However, the borrower is permitted to obtain property assessed clean energy (PACE) or similar loans in an aggregate amount up to $10 million without the consent of the lender.
■	Release of Collateral. The borrower may obtain a release of one or more Release Parcels (as defined below), subject to satisfaction of certain conditions including, but not limited to, (i) no event of default has occurred and is continuing, (ii) regardless of whether such release of the Release Parcel is successfully consummated, the borrower pays to the lender a processing fee in the amount of $15,000, reimburses the lender for reasonable costs and expense, and pays all title insurance and survey costs, (iii) the borrower delivers to the lender evidence reasonably satisfactory to a prudent lender that the Release Parcel has been (or will be upon recordation of the applicable transfer documentation which will occur contemporaneously with the release of the Release Parcel) legally subdivided from the remainder of the Scottsdale Fashion Square Property and constitutes a separate tax lot (or, if not a separate tax lot, the Release Parcel owner is contractually obligated to pay its share of all taxes and other charges with respect to the Release Parcel until the Release Parcel has been designated as a separate tax lot), and the borrower certifies to the lender that after giving effect to such transfer, each of the Release Parcel and the remaining portion of the Scottsdale Fashion Square Property conforms to and is in compliance in all material respects with applicable law, (iv) the borrower certifies to the lender that the remaining property with all easements appurtenant and other permitted encumbrances thereto will not, strictly as a result of such transfer and release of the Release Parcel, be in violation of certain reciprocal easement agreements or any then applicable law, statute, rule or regulation and (v) satisfaction of any REMIC-related release conditions.

A “Release Parcel” is (x) a parcel on the Scottsdale Fashion Square Property that is (a) non-income producing and unimproved for tenant occupancy and (b) the release of which does not have any adverse material effect on (i) the value of the Scottsdale Fashion Square Property or the use or operation of the Scottsdale Fashion Square Property as a first-class regional shopping center (with related entertainment, dining and other compatible, commercial uses), (ii) the business, profits, operations or financial condition of the borrower, (iii) the ability of the borrower to perform its material obligations under the Scottsdale Fashion Square Whole Loan documents or (iv) the ongoing operations of the remaining Scottsdale Fashion Square Property; and/or (y) a parcel on the Scottsdale Fashion Square Property that is, as of the date of any potential release, non-income producing and improved by structures that (A) were vacant as of the origination date and (B) have been vacant and non-income producing continuously since the origination date and for at least three years prior to the date of any potential release. Improvements that are not material to the use and operation of the Scottsdale Fashion Square Property as a retail shopping center or which may be relocated without material and permanent adverse effects on the operation of the Scottsdale Fashion Square Property (as evidenced by a certification from the borrower) do not render the subject property “improved”.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Scottsdale Fashion Square Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA or a subsequent statute is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the Scottsdale Fashion Square Property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #10: ONE & TWO COMMERCE SQUARE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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ONE COMMERCE SQUARE

Floor	Suites (tenant, SF, expiration)
41	Vacant 14,222 SF
40	Passage BIO, Inc. 8,148 SF 12/2031; Vacant 6,485 SF
39	Passage BIO, Inc. 14,633 SF 12/2031
38	Passage BIO, Inc. 14,633 SF 12/2031
37	Vacant 6,229 SF; Greater Philadelphia Tourism Mar 8,404 SF 4/2036
36	The Risk Management Association 5,985 SF 10/2033; Eureka Equity Partners 8,418 SF 1/2035
35	The Siegfried Group, LLP 5,662 SF 7/2026; The MA Law Firm, LLC 4,396 SF 10/2029; The Siegfried Group, LLP 4,575 SF 7/2026
34	The Lincoln National Life Insurance 14,633 SF 3/2024
33	Diversified Search LLC 14,633 SF 11/2024
32	Goodwin Procter LLP 14,633 SF 11/2024
31	Armstrong Teasdale LLP 4,455 SF 9/2024; Vacant 3,189 SF; Enterin, Inc. 2,349 SF 9/2023; Enterin, Inc. 1,021 SF 9/2023; Laura Windham 1,396 SF 10/2024; Vacant 2,223 SF
30	The Lincoln National Life Insurance 14,601 SF 3/2024
29	Armstrong Teasdale LLP 14,677 SF 9/2024
28	The Pew Charitable Trusts 22,961 SF 4/2024
27	Stradley, Ronon, Stevens & Young 23,037 SF 12/2033
26	Stradley, Ronon, Stevens & Young 23,037 SF 12/2033
25	Stradley, Ronon, Stevens & Young 23,037 SF 12/2033
24	Vacant 23,037 SF
23	Robert L. Sachs, Jr., Esquire, d/b/a 9,227 SF 3/2026; Jazz Pharmaceuticals, Inc. 13,810 SF 4/2029
22	Jazz Pharmaceuticals, Inc. 23,037 SF 4/2029
21	Jazz Pharmaceuticals, Inc. 22,825 SF 4/2029
20	Vacant 3,989 SF; OWO Holdings LLC 3,880 SF 1/2025; Campos EPC LLC 3,202 SF 6/2026; Vacant 11,966 SF
19	Pond Lehocky Giordano Disability 9,422 SF 6/2028; Gibbons Legal, P.C. 1,860 SF 9/2033; Pond Lehocky Giordano Disability 5,645 SF 6/2028; Vacant 6,107 SF
18	Pond Lehocky Giordano Disability 23,840 SF 6/2028
17	Hill International, Inc. 29,773 SF 10/2027
16	Hill International, Inc. 29,724 SF 4/2027
15	Gensler - Expansion 4,100 SF 2/2031; Marcus & Millichap Real Estate Investment Services 9,994 SF 10/2026; Vacant 9,862 SF; M. Arthur Gensler JR. & Associates 5,768 SF 5/2031
14	Leaf Commercial Capital, Inc. 29,724 SF 1/2029
12	Pennsylvania Lumbermens Mutual 29,730 SF 4/2028
11	Equisoft Inc. 6,562 SF 11/2031; Marks Paneth LLP 8,344 SF 8/2029; PREIT Associates, L.P. 14,824 SF 9/2032
10	PREIT Associates, L.P. 29,233 SF 9/2032
9	Newmark & Company Real Estate 14,472 SF 7/2031; Baldwin Matzus L.L.C. 4,945 SF 7/2028; Holroyd Gelman, P.C. 2,766 SF 3/2029; Eight Eleven Group, LLC 7,209 SF 10/2029
8	Ernst & Young U.S. LLP 7,096 SF 4/2033; Saxbys PBC. 5,121 SF 12/2023; Vacant 6,753 SF; HKA Global, Inc. 9,029 SF 5/2025; CPTC, LLC 1,377 SF 6/2024
7	Ernst & Young U.S. LLP 33,572 SF 4/2033
6	Vacant 33,572 SF
5	Vacant 33,572 SF
4	Vacant 33,572 SF
3	Allied Advertising LP 2,884 SF 9/2023; Allied Advertising LP 1,267 SF 9/2023; Pond Lehocky Giordano Disability 8,946 SF 6/2028; Pond Lehocky Giordano Disability 18,959 SF 6/2028
2	TD Bank, N.A. 43,969 SF 2/2030
1	Officeworks, Inc. 3,078 SF 11/2025; Fitness Center 4,049 SF; AEP Corporation 3,426 SF 12/2027; Wells Fargo Bank, N.A. 3,280 SF 10/2026; BDN Brokerage LLC 4,992 SF 10/2023; Vacant 2,276 SF; Mudra Corporation 1,043 SF 6/2025

Vacant | Building | 2023 - 2024 | 2025 - 2026 | 2027 - 2028 | 2029+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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TWO COMMERCE SQUARE

Floor						
41	Vacant 14,222 SF					
40	Cooke & Bieler, L.P. 14,633 SF 2/2038					
39	Coren & Ress, P.C. 4,547 SF 11/2026	Vacant 2,697 SF	Prudent Management Associates 3,842 SF 6/2033	Context Therapeutics 3,547 SF 8/2024		
38	McCormick & Priore, P.C. 9,977 SF 10/2031	Resources Connection LLC 2,647 SF 4/2024	Korn/Ferry International 2,009 SF 1/2024			
37	VSCP Law, LLC 7,463 SF 1/2026	Vacant 7,170 SF				
36	Hersha Hospitality Management L 8,273 SF 6/2027	Axalta Coating Systems, LLC 6,360 SF 12/2023				
35	Hersha Hospitality Management L 14,633 SF 7/2028					
34	Ledgewood, A Professional Corporation 8,907 SF 5/2024	Spector, Roseman & Kodroff, P.C. 5,726 SF 10/2024				
33	Barrack, Rodos & Bacine 14,633 SF 10/2028					
32	Thorogood Associates Limited 6,128 SF 12/2025	Hersha Hospitality Management L 4,672 SF 7/2028	Fidato Partners, LLC 3,833 SF 5/2026			
31	Wilson Elser Moskowitz Edelman 14,633 SF 3/2026					
30	Shook, Hardy & Bacon L.L.P. 11,097 SF 12/2024	Ramla Benaissa Architects, LLC 3,504 SF 12/2024				
29	Cohen, Placitella & Roth, A Profe 14,677 SF 11/2031					
28	Panitch, Schwarze, Belisario & Na 14,074 SF 1/2030	The Richardson Company - Traini 8,887 SF 8/2029				
27	Clark Hill PLC 22,825 SF 8/2035					
26	Stern & Cohen, P.C. 7,500 SF 11/2038	Vacant 4,647 SF	Clark Hill PLC 10,890 SF 8/2035			
25	RGN-Philadelphia XI, LLC 23,037 SF 5/2033					
24	Vacant 23,037 SF					
23	Price Water House Coopers LLP 23,037 SF 4/2030					
22	Price Water House Coopers LLP 23,037 SF 4/2030					
21	Price Water House Coopers LLP 22,825 SF 4/2030					
20	Price Water House Coopers LLP 23,037 SF 4/2030					
19	Price Water House Coopers LLP 23,037 SF 4/2030					
18	Price Water House Coopers LLP 23,440 SF 4/2030					
17	Vacant 29,273 SF	Pennsylvania Institute of Certified Public Accountants 500 SF 1/2024				
16	Vacant 29,724 SF					
15	Vacant 29,724 SF					
14	Vacant 29,724 SF					
12	Vacant 29,730 SF					
11	Frank Recruitment Group, Inc. 13,405 SF 9/2028	Moody-Nolan, Inc. 4,180 SF 10/2027	Vacant 9,558 SF	Loring Consulting Engineers, Inc. 2,587 SF 10/2028		
10	Accenture LLP 19,768 SF 3/2033	Vacant 9,608 SF				
9	Jacobs Engineering Group Inc. 20,452 SF 6/2030	Pennsylvania Institute of Certified Public Accountants 8,940 SF 1/2034				
8	Grant Thornton LLP 17,568 SF 12/2024	Vacant 11,808 SF				
7	Grant Thornton LLP 33,572 SF 12/2024					
6	Burns Engineering, Inc. 33,572 SF 1/2027					
5	General Reinsurance Corporation 7,755 SF 9/2034	Assoc. of Independent Mortgage Experts 4,671 SF 8/2027	Burns Engineering, Inc. 4,747 SF 1/2027	Formcraft Interiors, Inc. 8,225 SF 6/2027	Vacant 8,174 SF	
4	Wolters Kluwer Health, Inc. 33,572 SF 3/2029					
3	Wolters Kluwer Health, Inc. 31,817 SF 3/2029					
2	Convene 20th & Market, LLC 10,982 SF 8/2034	Convene 20th & Market, LLC 10,018 SF 8/2034	Convene 20th & Market, LLC 20,936 SF 8/2034			
1	Officeworks, Inc. 3,034 SF 11/2025	Alto Productions, Inc. d/b/a Panac 2,715 SF 9/2027	BDN Brokerage, LLC 1,762 SF 6/2028	Real Fresh, Inc. 8,158 SF 6/2024	Vacant 11,152 SF	Hugh Birchfield 160 SF MTM

Vacant | Building | MTM | 2023 – 2024 | 2025 – 2026 | 2027 – 2028 | 2029+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
134

LOAN #10: ONE & TWO COMMERCE SQUARE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #10: ONE & TWO COMMERCE SQUARE
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller(3)		JPMCB
Location (City / State)	Philadelphia, Pennsylvania	Cut-off Date Balance(3)		$40,000,000
Property Type	Office	Cut-off Date Balance per SF(2)		$116.03
Size (SF)	1,896,143	Percentage of Initial Pool Balance		4.4%
Total Occupancy as of 5/17/2023(1)	76.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/17/2023(1)	76.4%	Type of Security		Fee
Year Built / Latest Renovation	1987, 1992 / 2013	Mortgage Rate		7.78750%
Appraised Value	$428,000,000	Original Term to Maturity (Months)		60
Appraisal Date	3/30/2023	Original Amortization Term (Months)		NAP
Borrower Sponsor	Brandywine Operating Partnership, L.P.	Original Interest Only Period (Months)		60
Property Management	BDN Management Inc.	First Payment Date		7/6/2023
		Maturity Date		6/6/2028
Underwritten Revenues	$55,090,239
Underwritten Expenses	$25,392,147	Escrows(4)
Underwritten Net Operating Income (NOI)	$29,698,092		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$26,379,842	Taxes	$0	Springing
Cut-off Date LTV Ratio(2)	51.4%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)	51.4%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	1.71x / 1.52x	TI / LC(5)	$25,000,000	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	13.5% / 12.0%	Other(6)	$11,112,904	$0

Sources and Uses
Sources	$	%		Uses	$	%
Whole Loan Amount(3)	$220,000,000	89.	9%	Loan Payoff	$204,600,430	83.	6%
Borrower Sponsor Equity	24,825,039	10.	1%	Upfront Reserves(5)	36,112,904	14.	8
				Closing Costs	4,111,705	1.	7
Total Sources	$244,825,039	100.	0%	Total Uses	$244,825,039	100.	0%

(1)	Total Occupancy and Owned Occupancy are inclusive of those tenants that have executed a lease but are not yet in occupancy. All outstanding landlord obligations, free and gap rent for such tenants was reserved by the borrowers at origination. We cannot assure you whether such tenants will take occupancy as expected or at all.
(2)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the One & Two Commerce Square Whole Loan (as defined below).
(3)	The One & Two Commerce Square Mortgage Loan (as defined below) is part of the One & Two Commerce Square Whole Loan, which is comprised of 13 pari passu promissory notes with an aggregate original balance of $220,000,000. The One & Two Commerce Square Whole Loan was co-originated by Bank of America, N.A. (“BANA”), JPMorgan Chase Bank, National Association (“JPMCB”) and Barclays Capital Real Estate Inc. (“Barclays”).
(4)	See “—Escrows” below.
(5)	The borrowers delivered a letter of credit in lieu of cash for the $25,000,000 upfront tenant improvement and leasing commission reserve.
(6)	Other upfront reserves represents an upfront leasing reserve for outstanding landlord obligations.

■	The Mortgage Loan. The One & Two Commerce Square mortgage loan (the “One & Two Commerce Square Mortgage Loan”) is part of a whole loan (the “One & Two Commerce Square Whole Loan”) secured by the borrowers’ fee interest in two office buildings with an aggregate of 1,896,143 SF located in Philadelphia, Pennsylvania (the “One & Two Commerce Square Property”). The One & Two Commerce Square Whole Loan is comprised of 13 pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $220,000,000. The One & Two Commerce Square Mortgage Loan is evidenced by non-controlling notes A-9 and A-11 with an aggregate outstanding principal balance as of the Cut-off Date of $40,000,000 and represents approximately 4.4% of the Initial Pool Balance.

The One & Two Commerce Square Whole Loan was co-originated on June 1, 2023 by BANA, JPMCB and Barclays, and accrues interest at a fixed rate of 7.78750% per annum. The One & Two Commerce Square Whole Loan has an initial term of 60 months, a remaining term of 59 months and is interest-only for the full term. The scheduled maturity date of the One & Two Commerce Square Whole Loan is June 6, 2028.

Voluntary prepayment of the One & Two Commerce Square Whole Loan in whole is permitted at any time after the payment date occurring in June 2025 with payment of a prepayment premium. Voluntary prepayment of the One & Two Commerce Square Whole Loan in whole is permitted on or after the payment date occurring in December 2027 without payment of any prepayment premium.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #10: ONE & TWO COMMERCE SQUARE

The table below summarizes the promissory notes that comprise the One & Two Commerce Square Whole Loan. The relationship between the holders of the One & Two Commerce Square Whole Loan is governed by a co-lender agreement. The One & Two Commerce Square Whole Loan will be serviced under the pooling and servicing agreement for a securitization trust that is expected to close before or simultaneously with Benchmark 2023-B39, until the controlling Note A-1 is securitized, whereupon the One & Two Commerce Square Whole Loan will be serviced pursuant to the pooling and servicing agreement for such future securitization. See “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$30,833,333	$30,833,333	BANA(1)	Yes
A-2	20,000,000	20,000,000	BBCMS 2023-C20	No
A-3	12,500,000	12,500,000	BANA(1)	No
A-4	10,000,000	10,000,000	BBCMS 2023-C20	No
A-5	30,000,000	30,000,000	BBCMS 2023-C20	No
A-6	25,000,000	25,000,000	Barclays(1)	No
A-7	10,000,000	10,000,000	Barclays(1)	No
A-8	8,333,333	8,333,333	Barclays(1)	No
A-9	30,000,000	30,000,000	Benchmark 2023-B39	No
A-10-1	12,500,000	12,500,000	JPMCB(1)	No
A-10-2	12,500,000	12,500,000	JPMCB(1)	No
A-11	10,000,000	10,000,000	Benchmark 2023-B39	No
A-12	8,333,333	8,333,333	JPMCB(1)	No
Whole Loan	$220,000,000	$220,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Property. The One & Two Commerce Square Property is comprised of twin 40-story, multi-tenant, office buildings connected by an open-air courtyard with a media wall and 48,725 SF of ground floor retail space. The One & Two Commerce Square Property was built on a 2.97-acre site, spans an entire city block in Philadelphia, Pennsylvania and totals 1,896,143 SF of net rentable area.

The One & Two Commerce Square Property is a LEED-Silver certified building with terraces on the north and south sides of the building that feature unobstructed panoramic views of Philadelphia. Building amenities include a fitness center with locker rooms, conference facilities, Brandywine Experience (“BEX”) community lounge and work area. The One & Two Commerce Square Property features an underground parking garage with parking for 519 vehicles.

Since 2015, the borrower sponsor has invested approximately $35 million at the One & Two Commerce Square Property in capital expenditures, including upgrading the building lobbies, updating the courtyard and courtyard fountain, modernizing the elevator systems and updating signage.

As of May 17, 2023, the One & Two Commerce Square Property was 76.4% leased to 91 tenants in various industries including finance, law, insurance, pharmaceuticals, accounting, biotech and other. The largest tenant represents only 7.3% of net rentable area.

Major Tenants (by net rentable area).

Price Water House Coopers LLP (138,413 SF; 7.3% of NRA; 9.4% of underwritten rent). Price Water House Coopers LLP (“PwC”) is an international professional services company that provides audit, tax, and advisory services with approximately 328,000 employees across the world. PwC has one of the largest professional services networks in the world and is considered one of the Big Four accounting firms, along with Deloitte, Ernst & Young and KPMG. PwC reported a gross revenue of $50.3 billion for the trailing 12 months ending June 30, 2022.

PwC has been in occupancy at the One & Two Commerce Square Property since 1999, originally under a sublease, then under a direct lease commencing December 2013. PwC’s current lease expires in April 2030, with three, five-year renewal options. PwC pays base rent of $22.50 PSF, with $0.50 PSF annual increases. PwC occupies six floors of the One & Two Commerce Square Property and has no remaining contraction or termination options. PwC subleases a portion of its space (23,037 SF) to the Jewish Federation of Greater Philadelphia. The sublease is co-terminus with the prime lease and has no remaining contraction or termination options.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #10: ONE & TWO COMMERCE SQUARE

Stradley, Ronon, Stevens & Young (69,111 SF; 3.6% of NRA; 5.1% of underwritten rent). Stradley, Ronon, Stevens & Young (“Stradley Ronon”) is a law firm that provides legal services in the areas of corporate & securities, litigation, education, investment management, employment & labor, financial services, real estate, tax, and others. Stradley Ronon has provided services in more than 230 markets, including 80 countries abroad, and has about 200 lawyers. Stradley Ronon was founded in Philadelphia and the One & Two Commerce Square Property serves as its headquarters.

Stradley Ronon has been in occupancy at the One & Two Commerce Square Property since 1988 and has expanded and renewed multiple times. Stradley Ronon currently occupies three floors under a lease commencing November 2014 and expiring in December 2033, with two, five-year renewal options upon 24 months’ notice. Stradley Ronon’s base rent is $24.33 PSF, with 2.5% annual increases. Stradley Ronon has no remaining contraction options but does have a termination option with notice by February 1, 2029 and payment of a termination fee, which if exercised would be effective January 31, 2031.

Pond Lehocky Giordano Disability (66,315 SF; 3.5% of NRA; 3.8% of underwritten rent). Pond Lehocky Giordano Disability (“Pond Lehocky”) is a law firm in Pennsylvania that provides legal services in the areas of worker’s compensation, social security disability, long-term disability, short-term disability, and other legal needs. Pond Lehocky has grown rapidly since its inception and is now one of the largest workers’ compensation and disability firms in the United States, with over 250 employees, including more than 40 attorneys.

Pond Lehocky has been in occupancy at the One & Two Commerce Square Property for more than eight years and has a lease expiration in June 2028. Pond Lehocky’s base rent is $19.13 PSF, with 3% annual increases. Pond Lehocky occupies portions of three floors of the One & Two Commerce Square Property and currently subleases a portion of its space (15,838 SF) to Morgan & Morgan Philadelphia, LLC through January 31, 2026. Pond Lehocky does not have any contraction or termination options.

The following table presents certain information relating to the tenants at the One & Two Commerce Square Property.

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Price Water House Coopers LLP(3)	NR/NR/NR	138,413	7.3%	$3,114,292	9.4%	$22.50	4/30/2030	3, 5-year options
Stradley, Ronon, Stevens & Young(4)	NR/NR/NR	69,111	3.6	1,681,471	5.1	$24.33	12/31/2033	2, 5-year options
Jazz Pharmaceuticals, Inc.(5)	NR/NR/NR	59,672	3.1	1,496,323	4.5	$25.08	4/30/2029	2, 5-year options
Ernst & Young U.S. LLP(6)	NR/NR/NR	40,668	2.1	1,333,910	4.0	$32.80	4/30/2033	2, 3-year options
Hill International, Inc.(7)	NR/NR/NR	59,497	3.1	1,320,833	4.0	$22.20	10/31/2027(8)	1, 5-year option
Wolters Kluwer Health, Inc. (9)	NR/A3/BBB+	65,389	3.4	1,282,442	3.9	$19.61	3/31/2029	1, 5-year option
Pond Lehocky Giordano Disability(10)	NR/NR/NR	66,315	3.5	1,268,937	3.8%	$19.13	6/30/2028	2, 5-year options
Passage BIO, Inc.(11)	NR/NR/NR	37,414	2.0	1,131,399	3.4	$30.24	12/31/2031	2, 5-year options
Grant Thornton LLP	NR/NR/NR	51,140	2.7	1,073,940	3.2%	$21.00	12/31/2024	2, 5-year options
TD Bank, N.A.(12)	AA-/Aa2/AA-	43,969	2.3	911,477	2.7%	$20.73	2/28/2030	2, 5-year options
Largest Tenants		631,588	33.3%	$14,615,026	44.0%	$23.14
Remaining Tenants		817,252	43.1	18,601,364	56.0%	$22.76
Total Occupied		1,448,840	76.4%	$33,216,390	100.0%	$22.93
Vacant Space		447,303	23.6	0
Total / Wtd. Avg.		1,896,143	100.0%	$33,216,390

(1)	Based on the underwritten rent roll dated May 17, 2023 inclusive of (i) those tenants with executed leases, but not yet in occupancy, (ii) rent steps through June 1, 2024 and (iii) straight-line rent for investment-grade tenants through the earlier of the loan maturity or the lease expiration.
(2)	In certain instances, Credit Ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	PwC subleases a portion of its space (23,037 SF) to the Jewish Federation of Greater Philadelphia. The sublease is co-terminus with the PwC lease.
(4)	Stradley Ronon has a termination right for all of its leased space with notice by February 1, 2029 and payment of a termination fee, which if exercised would be effective January 31, 2031.
(5)	Jazz Pharmaceuticals, Inc. has a termination option with 12 months’ notice and payment of a termination fee, which if exercised would be effective December 31, 2025.
(6)	Ernst & Young U.S. LLP has two termination options with 12 months’ notice and payment of a termination fee, which if exercised would be effective either April 30, 2028 or April 30, 2030.
(7)	Hill International, Inc. subleases a portion of its space (29,724 SF) to Zarwin, Baum, DeVito, Kaplan, Schaer & Toddy, P.C. The sublease expires on April 30, 2027.
(8)	Hill International, Inc. has two leases expiring April 30, 2027 (29,724 SF) and October 31, 2027 (29,773 SF).
(9)	Wolters Kluwer Health, Inc. has a termination option with notice provided no later than September 30. 2024 and payment of a termination fee.
(10)	Pond Lehocky Giordano Disability subleases a portion of its space (15,838 SF) to Morgan & Morgan Philadelphia, LLC. The sublease expires on January 31, 2026.
(11)	Passage BIO, Inc. has one termination option with 15 months’ notice and payment of a termination fee, which if exercised would be effective April 30, 2029.
(12)	TD Bank, N.A. has a termination option with 15 months’ notice and payment of a termination fee, which if exercised would be effective October 31, 2027.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #10: ONE & TWO COMMERCE SQUARE

The following table presents certain information relating to the lease rollover schedule at the One & Two Commerce Square Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	260	0.0%	0.0%	$0	0.0%	$0.00	2
2023	24,541	1.3	1.3%	479,707	1.4	$19.55	6
2024	186,068	9.8	11.1%	4,299,229	12.9	$23.11	17
2025	26,192	1.4	12.5%	716,231	2.2	$27.35	5
2026	66,416	3.5	16.0%	1,764,139	5.3	$26.56	9
2027	129,306	6.8	22.8%	2,671,319	8.0	$20.66	7
2028	152,682	8.1	30.9%	3,190,880	9.6	$20.90	8
2029	186,387	9.8	40.7%	4,238,676	12.8	$22.74	8
2030	216,908	11.4	52.1%	4,887,917	14.7	$22.53	4
2031	107,603	5.7	57.8%	2,868,384	8.6	$26.66	8
2032	44,057	2.3	60.1%	807,124	2.4	$18.32	1
2033	164,271	8.7	68.8%	4,396,628	13.2	$26.76	7
2034 & Thereafter(3)	144,149	7.6	76.4%	2,896,158	8.7	$20.09	10
Vacant	447,303	23.6	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,896,143	100.0%		$33,216,390	100.0%	$22.93	92

(1)	Certain tenants may have termination or contraction options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in this rollover schedule.
(2)	Based on the underwritten rent roll dated May 17, 2023 and inclusive of signed not occupied tenants, rent steps through June 1, 2024 and straight-line rent steps through the earlier of the end of the loan term or the lease expiration date for investment-grade tenants.
(3)	2034 & Thereafter is inclusive of variance square footage attributable to storage space for which no UW Base Rent was attributed.

The following table presents certain information relating to historical leasing at the One & Two Commerce Square Property:

Historical Leased %(1)

2020(2)	2021(2)	2022(2)	As of 5/17/2023(3)
88.0%	79.0%	78.3%	76.4%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.
(2)	In 2019, three major tenants gave notice to vacate, which brought occupancy from 97.6% into the low 70%’s. The borrower sponsor backfilled certain smaller tenants with various new leases before the major tenants vacated. The borrower sponsor has since shifted its leasing strategy to focus on smaller tenants which has helped solidify a granular rent roll, allowing for a less concentrated rollover profile going forward.
(3)	Based on the underwritten rent roll dated May 17, 2023 and inclusive of signed not occupied tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #10: ONE & TWO COMMERCE SQUARE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the One & Two Commerce Square Property:

Cash Flow Analysis

	2020(1)	2021(1)	2022(1)	T-12 4/30/2023	Underwritten	Underwritten $ PSF
In-Place Rent(2)	$35,849,499	$27,922,144	$29,078,215	$28,539,075	$30,726,994	$16.20
Rent Steps and SL Rent(3)	0	0	0	0	1,710,086	$0.90
Signed Not Occupied Rent	0	0	0	0	779,311	$0.41
Gross-Up Vacant Rent	0	0	0	0	10,081,840	$5.32
Expense Recoveries	21,434,786	19,357,798	19,208,229	17,638,845	19,341,543	$10.20
Gross-Up Vacant Recoveries	0	0	0	0	5,950,139	$3.14
Gross Potential Rent	$57,284,285	$47,279,942	$48,286,444	$46,177,920	$68,589,912	$36.17
Other Income	740,499	560,687	859,307	850,483	712,252	$0.38
Net Parking Revenue	1,230,091	905,626	1,605,872	1,774,756	1,820,054	$0.96
Net Rental Income	$59,254,875	$48,746,255	$50,751,623	$48,803,159	$71,122,218	$37.51
(Vacancy/Credit Loss)	0	0	0	0	(16,031,979)	($8.46)
Effective Gross Income	$59,254,875	$48,746,255	$50,751,623	$48,803,159	$55,090,239	$29.05
Total Expenses	$27,669,405	$26,530,878	$26,352,623	$23,821,189	$25,392,147	$13.39
Net Operating Income	$31,585,470	$22,215,377	$24,399,000	$24,981,970	$29,698,092	$15.66
Capital Expenditures	0	0	0	0	474,036	$0.25
TI/LC	0	0	0	0	2,844,215	$1.50
Net Cash Flow	$31,585,470	$22,215,377	$24,399,000	$24,981,970	$26,379,842	$13.91

Occupancy	88.0%	79.0%	78.3%	76.4%(2)	76.6%
NOI Debt Yield(4)	14.4%	10.1%	11.1%	11.4%	13.5%
NCF DSCR(4)	1.82x	1.28x	1.40x	1.44x	1.52x

(1)	In 2019, three major tenants gave notice to vacate which brought the occupancy from 97.6% into the low 70%’s. The borrower sponsor backfilled certain smaller tenants with various new leases before the major tenants vacated. The borrower sponsor has since shifted its leasing strategy to focus on smaller tenants which has helped solidify a granular rent roll, allowing for a less concentrated rollover profile going forward.
(2)	Based on the underwritten rent roll dated May 17, 2023.
(3)	Includes (i) contractual rent steps through June 1, 2024 and (ii) straight-line rent steps for investment-grade tenants through the earlier of loan maturity and the lease expiration.
(4)	NOI Debt Yield and NCF DSCR are based on the One & Two Commerce Square Whole Loan.

■	Appraisal. According to the appraisal, the One & Two Commerce Square Property has an “as-is” appraised value of $428,000,000 as of March 30, 2023.

■	Environmental Matters. According to a Phase I environmental report dated as of April 6, 2023 (the “ESA”), the One & Two Commerce Square Property maintains two 3,500-gallon diesel underground storage tanks (“USTs”) installed more than 30 years ago and located in the parking garage at the One & Two Commerce Square Property. The environmental consultant reviewed the most recent tank integrity tests performed in 2022, including tightness tests which the USTs passed. However, based on the age of the USTs and the potential for the USTs to impact the subsurface, the ESA concluded that the presence of the two active USTs represents a recognized environmental condition. In connection with the foregoing, the ESA recommended a limited subsurface investigation to be conducted in order to determine the presence or absence of soil, soil vapor, and/or groundwater contamination due to the presence of the current USTs at the One & Two Commerce Square Property. The borrowers maintain a pollution liability portfolio insurance policy from ACE American Insurance Company with a $20,000,000 limit. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. The One & Two Commerce Square Property is located in Philadelphia, Pennsylvania at the western edge of Center City, across the Schuylkill River from University City. The One & Two Commerce Square Property is approximately a 10-minute walk to the 30th Street Station, Philadelphia’s main transit hub, less than a half mile from Interstate 76 and in close proximity to Interstates 676 and 95. Center City Philadelphia is the commercial, financial and governmental core of the seventh largest metropolitan area in the U.S. According to a third party data provider, the Philadelphia central business district office market is outperforming other major downtowns across the country due to a number of factors, including Philadelphia’s employment base driven by healthcare, education and government industries, along with high construction costs that have kept new office supply limited for decades.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
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LOAN #10: ONE & TWO COMMERCE SQUARE

The One & Two Commerce Square Property is located in the Philadelphia-Camden-Wilmington, PA-NJ-DE-MD metropolitan statistical area and the Market West office submarket. According to the appraisal, as of the fourth quarter of 2022, the Market West office submarket had an inventory of 28,770,887 SF, a total vacancy of 13.8% and an average asking rent of $35.01 PSF. The One & Two Commerce Square Property is considered a part of the trophy class of Philadelphia’s office market, which includes the top fifteen assets and top 19% of rentable area in the market. The trophy office market has historically commanded a 30% rent premium and average vacancy rate of 5.4%.

The 2022 population within a 0.25-, 0.50- and one-mile radius of the One & Two Commerce Square Property was 11,141, 28,932 and 96,595, respectively. The 2022 average household income within the same radii was $143,878, $155,817 and $149,005, respectively.

The following table presents certain information relating to the appraisal’s market rent conclusion for the One & Two Commerce Square Property:

Market Rent Conclusions(1)

Category	Market Rent (PSF)	Lease Term (Yrs)
Low Rise (1-9)	$20.00	5.0
Low Rise Large (1-9)	$19.00	10.0
Mid Rise 1 (10-17)	$22.00	5.0
Mid Rise 1 Large (10-17)	$21.00	10.0
Mid Rise 2 (18-29)	$24.00	5.0
Mid Rise 2 Large (18-29)	$23.00	10.0
High Rise (30-41)	$27.00	5.0
High Rise Large (30-41)	$26.00	10.0
Interior Retail	$30.00	10.0
Market Retail	$60.00	10.0

(1)	Source: Appraisal.

The following table presents recent leasing data at comparable properties to the One & Two Commerce Square Property:

Comparable Office Leases(1)

Property Name Location	Year Built / Renovated	Occ.	Total NRA (SF)	Tenant	Lease Date/ Term (yrs.)	Lease Size (SF)	Base Rent PSF	TIs (PSF) / Free Rent (mos.)	Reimb.	Escalations
One & Two Commerce Square Philadelphia, PA	1987, 1992 / 2013	76.4%(2)	1,896,143(2)	PwC(2)	Dec-13 / 16.4(2)	138,413(2)	$22.50(2)	NAP	NNN	$0.50 /yr
Two Liberty Place	1990 / NAP	89.7%	951,372	FWM Holdings	Feb-22 / 11.0	5,799	$46.50	$82.00 / 12	Base Plus Electric	2.25%/yr
1735 Market Street	1990 / NAP	87.7%	1,286,936	UBS Wealth Management	Aug-22 / 11.0	22,825	$35.00	$90.00 / 12	NNN	2.50%/yr
1717 Arch Street	1990 / NAP	NAP	1,029,413	Metlife Investment Management	Apr-22 / 5.4	20,903	$33.75	$30.00 / 5	NNN	2.50%/yr
1600 Market Street	1980 / 1997	78.7%	862,030	Security Risk Advisors	Apr-21 / 11.3	21,687	$35.25	$75.00 / 16	Base Plus Electric	2.25%/yr
1700 Market Street	1969 / 2018	83.0%	848,709	CommonGrounds	Nov-19 / 11.0	62,461	$33.00	$70.00 / 10	Base Plus Electric	2.25%/yr
2222 Market Street	2023 / NAP	NAP	308,000	Morgan Lewis	Feb-23 / 21.0	308,000	$44.95	$90.00 / 12	NNN	2.0%/yr
1650 Arch Street	1974 / 2001	NAP	608,210	GSA	Oct-22 / 17.0	106,748	$28.39	$65.00 / N/A	Base Plus Electric	2.0%/yr
One Liberty Place	1987 / NAP	95.5%	1,200,000	JP Morgan Chase	Dec-22 / 11.0	33,172	$42.64	$70.00 / 12	Base Plus Electric	2.0%/yr

(1)	Information obtained from the appraisal unless otherwise indicated.
(2)	Information obtained from the underwritten rent roll dated May 17, 2023.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
141

LOAN #10: ONE & TWO COMMERCE SQUARE
■	The Borrowers. The borrowers are Commerce Square Partners-Philadelphia Plaza, L.P. and Philadelphia Plaza - Phase II, LP, each a special purpose, bankruptcy remote entity and a Delaware limited partnership and Pennsylvania limited partnership respectively, and each of which has a special purpose, bankruptcy remote Delaware limited liability company as its general partner. Each general partner has two independent directors acting with respect to itself, the borrowers and certain related TRS subsidiary entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the One & Two Commerce Square Whole Loan. The borrowers are indirectly a joint venture between Brandywine Operating Partnership, L.P. and GIC.

The borrower sponsor and non-recourse carveout guarantor of the One & Two Commerce Square Whole Loan is Brandywine Operating Partnership, L.P.

Brandywine Operating Partnership, L.P. is owned and controlled by Brandywine Realty Trust (“BRT”). BRT (NYSE: BDN / S&P: BBB-) is one of the largest publicly traded, full-service integrated real estate companies in the United States with a market capitalization of approximately $780 million as of June 2023. Organized as a real estate investment trust, BRT owns, develops, leases and manages a portfolio of 165 urban, town center and transit-oriented properties totaling 23.0 million SF as of September 30, 2022, with a core focus in the Philadelphia, Austin and Washington, D.C. markets (excluding assets held for sale). BRT has completed over 6.3 million SF of ground-up new development in the Philadelphia market, with over 8 million additional SF in the pipeline.

GIC is a leading global investment firm established in 1981 to secure Singapore’s financial future. As the manager of Singapore’s foreign reserves, GIC is positioned across a wide range of asset classes and active strategies globally. These include equities, fixed income, real estate, private equity, venture capital, and infrastructure. GIC seeks to add meaningful value to its investments. Headquartered in Singapore, GIC has a global talent force of over 1,900 people in 11 key financial cities and has investments in over 40 countries.

■	Escrows. At origination, the borrowers deposited (i) $9,200,744 for outstanding tenant improvement allowances and outstanding leasing commissions into a tenant improvement and leasing commissions reserve, and (ii) $1,912,160 for outstanding free rent and gap rent obligations into a leasing reserve.

Tax Escrows – Upon the occurrence of a Trigger Period (as defined below), the borrowers are required to deposit 1/12th of the annual estimated tax payments into a tax reserve.

Insurance Escrows – Upon the occurrence of a Trigger Period and if no blanket policy is in place, the borrowers are required to deposit 1/12th of the annual estimated insurance payments into an insurance reserve.

Replacement Reserve – Upon the occurrence and continuance of a Trigger Period, the borrowers are required to deposit monthly replacement reserves equal to approximately $39,503 (1/12th of $0.25 per square foot) into a replacement reserve.

TI/LC Reserves – At origination, the borrowers deposited a $25,000,000 letter of credit to be used for tenant improvements and leasing commissions. During the continuance of a Trigger Period, the borrowers will be required to deposit $237,018 on a monthly basis into a tenant improvement and leasing commissions reserve. Additionally, when (i) the balance of the tenant improvement and leasing commissions reserve is less than $15,000,000 and (ii) the TI/LC Reserve Occupancy (as defined below) falls below 85%, the One & Two Commerce Square Whole Loan will require a cash sweep until the balance returns to $25,000,000. Further, the non-recourse carveout guarantor has provided a guaranty for an additional $20,000,000 of TI/LC Reserves, which guaranty will be reduced by any amounts contributed to the tenant improvement and leasing commissions reserve after the loan origination date.

The “TI/LC Reserve Occupancy” means an amount (expressed as a percentage) on any date equal to (a) the leased net rentable area of the One & Two Commerce Square Property without giving effect to any lease with either (i) an expiration date within 12 months of such date (after giving effect to any renewal or extension options) or (ii) a termination option (excluding customary termination options in connection with a casualty or condemnation) that may be validly exercised by the tenant under the applicable lease within 12 months of such date divided by (b) the aggregate net rentable square footage of the One & Two Commerce Square Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
142

LOAN #10: ONE & TWO COMMERCE SQUARE
■	Lockbox and Cash Management. The One & Two Commerce Square Whole Loan documents require a hard lockbox with springing cash management. All rents from the One & Two Commerce Square Property are required to be deposited directly to the lockbox account by tenants and, so long as no Trigger Period is continuing, funds in the lockbox account will be transferred to the borrowers’ operating account. During a Trigger Period, the borrowers will not have access to the funds in the lockbox account and such funds will be transferred to the lender-controlled cash management account and disbursed according to the One & Two Commerce Square Whole Loan documents. During the continuance of a Trigger Period, all excess cash is required to be either (i) during a period described under “TI/LC Reserves” above, deposited into the TI/LC Reserves, or (ii) held by the lender as additional security for the One & Two Commerce Square Whole Loan; provided that excess cash will be disbursed at the direction of the borrowers in the event of shortfalls in certain monthly expense items.

A “Trigger Period” means the period commencing upon the occurrence of (i) an event of default, (ii) a bankruptcy action of a borrower, (iii) the debt yield falling below 8.85% for two consecutive calendar quarters, or (iv) the debt service coverage ratio falling below 1.20x for two consecutive calendar quarters; and ending upon the occurrence of the following: (a) with respect to clause (i) above, the acceptance by the lender of a cure of such event of default in accordance with the One & Two Commerce Square Whole Loan documents, (b) with respect to clause (ii) above, if such bankruptcy action involves the filing of an involuntary petition against such borrower, the dismissal of such bankruptcy action within 30 days, (c) with respect to clause (iii) above, the achievement of the debt yield for the One & Two Commerce Square Whole Loan of 8.85% or greater for two consecutive calendar quarters, or (d) with respect to clause (iv) above, the achievement of a debt service coverage ratio for the One & Two Commerce Square Whole Loan of 1.20x or greater (based on a 30-year amortization schedule) for two consecutive calendar quarters.

■	Property Management. The One & Two Commerce Square Property is managed by BDN Management Inc., an affiliate of the borrowers.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the One & Two Commerce Square Property plus the cost of rental loss and/or business interruption coverage. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the lender must accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
143

LOAN #11: FASHION VILLAGE AT BOCA PARK
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City / State)	Las Vegas, Nevada	Cut-off Date Balance		$36,000,000
Property Type	Retail	Cut-off Date Balance per SF		$258.67
Size (SF)	139,173	Percentage of Initial Pool Balance		4.0%
Total Occupancy as of 5/31/2023	91.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/31/2023	91.1%	Type of Security		Fee
Year Built / Latest Renovation	2002 / NAP	Mortgage Rate		6.75850%
Appraised Value	$62,600,000	Original Term to Maturity (Months)		120
Appraisal Date	4/6/2023	Original Amortization Term (Months)		NAP
Borrower Sponsor(1)	Kevin Elder	Original Interest Only Period (Months)		120
Property Management	Colliers International REMS US, LLC	First Payment Date		7/6/2023
		Maturity Date		6/6/2033

Underwritten Revenues	$5,519,805
Underwritten Expenses	$1,754,948	Escrows
Underwritten Net Operating Income (NOI)	$3,764,857		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,563,056	Taxes	$175,006	$15,910
Cut-off Date LTV Ratio	57.5%	Insurance	$6,510	$3,255
Maturity Date LTV Ratio	57.5%	Replacement Reserve(2)	$0	$2,320
DSCR Based on Underwritten NOI / NCF	1.53x / 1.44x	TI / LC(3)	$0	$14,497
Debt Yield Based on Underwritten NOI / NCF	10.5% / 9.9%	Other(4)	$1,200,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$36,000,000	100.0%	Return of Equity	$33,969,885	94.	4%
			Upfront Reserves	1,381,516	3.	8
			Closing Costs	648,599	1.	8
Total Sources	$36,000,000	100.0%	Total Uses	$36,000,000	100.	0%

(1)	An indirect owner of the related borrower that is an affiliate of the borrower sponsor is currently subject to a class action lawsuit. See “Description of the Mortgage Pool—Litigation and Other Legal Considerations” in the Preliminary Prospectus.
(2)	The Replacement Reserve is capped at $55,669.20.
(3)	The TI / LC Reserve is capped at $347,932.56.
(4)	The Other reserve represents an Earnout Reserve. The Fashion Village at Boca Park mortgage loan is structured with a $1,200,000 earnout that will be held as additional collateral for the Fashion Village at Boca Park mortgage loan. The release of the earnout funds will be tied to (i) the borrower sending the lender satisfactory evidence that the Fashion Village at Boca Park property has achieved a debt yield of at least 9.8%; or (ii) the borrower delivers to the lender evidence that the tenant, Kona Grill, executes a new lease or lease amendment that achieves the same rents the lender has underwritten (fixed and/or percentage) of at least $487,740 based upon assumed gross sales of $5,700,000 and has a term of at least two years. In the event a new lease is delivered but does not take effect until after the existing lease expires, the lender will hold back from the amounts disbursed to the borrower the amount required to replicate the annual base rent of $487,740 until such time as such amounts are payable under the new lease. Such retained funds would then be disbursed monthly in the amount needed to replicate the payment in full of the aforementioned base rent, taking into account the amounts anticipated to be received by Kona Grill under its current lease. In addition, if in connection with the new lease or lease amendment, there are brokerage commissions, tenant improvements and/or tenant allowances payable, the lender will disburse earnout funds maintained in the earnout account to the rollover account in an amount sufficient to pay for all such anticipated brokerage commissions, tenant improvements and/or tenant allowances payable under the new lease or lease amendment.

The following table presents certain information relating to the top tenants at the Fashion Village at Boca Park property (the “Fashion Village at Boca Park Property”), based on underwritten base rent:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Sales PSF(4)	Occupancy Cost	Renewal / Extension Options
Total Wine & More	NR/NR/NR	26,691	19.2%	$554,904	14.1%	$20.79	1/31/2031	$1,016	2.0%	2, 5-Year Options
Recreation Equipment, Inc.	NR/NR/NR	28,195	20.3	507,510	12.9	$18.00	2/28/2034	$392	4.6%	4, 5-Year Options
Kona Grill	NR/NR/NR	7,380	5.3	487,740	12.4	$66.09	9/30/2033	$774	8.5%	None
Cheesecake Factory Restaurant	NR/NR/NR	9,850	7.1	455,562	11.6	$46.25	9/30/2032	$1,390	3.3%	None
Bella Vita	NR/NR/NR	4,000	2.9	177,600	4.5	$44.40	2/29/2032	NAV	NAV	2, 5-Year Options
Grimaldi's Brick Oven Pizzeria	NR/NR/NR	3,646	2.6	164,076	4.2	$45.00	9/30/2029	$767	5.9%	2, 5-Year Options
World Focus Images, Inc.	NR/NR/NR	3,068	2.2	138,060	3.5	$45.00	4/30/2026	NAV	NAV	None
Ninush	NR/NR/NR	3,660	2.6	131,760	3.4	$36.00	7/31/2027	NAV	NAV	1, 5-Year Option
Mosaic Salon	NR/NR/NR	5,000	3.6	131,124	3.3	$26.22	5/31/2024	NAV	NAV	None
Panera Bread	NR/Baa1/BBB+	5,047	3.6	126,175	3.2	$25.00	11/30/2027	$565	4.4%	1, 5-Year Option
Ten Largest Tenants		96,537	69.4%	$2,874,511	73.2%	$29.78
Remaining Occupied Tenants		30,296	21.8	1,051,936	26.8	$34.72
Total Occupied		126,833	91.1%	$3,926,447	100.0%	$30.96
Vacant		12,340	8.9
Total / Wtd. Avg.		139,173	100.0%

(1)	Based on the underwritten rent roll dated May 31, 2023.
(2)	In some instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps totaling $31,475 which are underwritten through March 1, 2024.
(4)	Sales are as of year-end 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
144

LOAN #11: FASHION VILLAGE AT BOCA PARK

The following table presents certain information relating to the lease rollover schedule at the Fashion Village at Boca Park Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)		# of Expiring Tenants
MTM & 2023	0	0.0%	0.0%	$0	0.0%	$0.0	0	0
2024	8,408	6.0	6.0%	274,006	7.0	$32.5	9	3
2025	1,853	1.3	7.4%	66,708	1.7	$36.0	0	1
2026	6,318	4.5	11.9%	262,185	6.7	$41.5	0	2
2027	16,729	12.0	23.9%	542,925	13.8	$32.4	5	5
2028	5,235	3.8	27.7%	165,312	4.2	$31.5	8	2
2029	3,646	2.6	30.3%	164,076	4.2	$45.0	0	1
2030	0	0.0	30.3%	0	0.0	$0.0	0	0
2031	30,298	21.8	52.1%	666,602	17.0	$22.0	0	2
2032	18,771	13.5	65.6%	789,382	20.1	$42.0	5	4
2033	7,380	5.3	70.9%	487,740	12.4	$66.0	9	1
2034 & Thereafter	28,195	20.3	91.1%	507,510	12.9	$18.0	0	1
Vacant	12,340	8.9	100.0%	NAP	NAP	NAP		NAP
Total / Wtd. Avg.	139,173	100.0%		$3,926,447	100.0%	$30.9	6	22

(1)	Based on the underwritten rent roll dated May 31, 2023.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps totaling $31,475 which are underwritten through March 1, 2024.

The following table presents certain information relating to historical occupancy at the Fashion Village at Boca Park Property:

Historical Leased %(1)

2021	2022	As of 5/31/2023(2)
77.0%	88.0%	91.1%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.
(2)	Based on the underwritten rent roll dated May 31, 2023.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Fashion Village at Boca Park Property:

Cash Flow Analysis(1)

	2021	2022	TTM	Underwritten	Underwritten $ per SF
Rents In Place(2)	$3,184,103	$3,569,967	$3,638,526	$3,926,447	$28.21
Rent Steps(3)	0	0	0	31,475	$0.23
Vacant Income	0	0	0	337,480	$2.42
Gross Potential Rent	$3,184,103	$3,569,967	$3,638,526	$4,295,402	$30.86
CAM	1,103,689	1,389,055	1,449,542	1,392,000	$10.00
Other Income	73,132	50,958	51,235	169,883	$1.22
Total Gross Income	$4,360,924	$5,009,980	$5,139,303	$5,857,285	$42.09
Vacancy / Credit Loss	0	0	0	(337,480)	($2.42)
Effective Gross Income	$4,360,924	$5,009,980	$5,139,303	$5,519,805	$39.66
Total Expenses	1,372,453	1,661,097	1,582,818	1,754,948	$12.61
Net Operating Income	$2,988,471	$3,348,883	$3,556,485	$3,764,857	$27.05
TI/LC	0	0	0	173,966	$1.25
Capital Expenditures	0	0	0	27,835	$0.20
Net Cash Flow	$2,988,471	$3,348,883	$3,556,485	$3,563,056	$25.60

Occupancy	77.0%	88.0%	92.0%	94.2%
NOI Debt Yield	8.3%	9.3%	9.9%	10.5%
NCF DSCR	1.21x	1.36x	1.44x	1.44x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Rents In Place is based on the underwritten rent roll dated May 31, 2023.
(3)	Rent steps include contractual rent steps totaling $31,475 which are underwritten through March 1, 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
145

LOAN #12: 3300 75TH AVENUE
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		JPMCB
Location (City / State)	Landover, Maryland	Cut-off Date Balance		$30,680,000
Property Type(1)	Industrial	Cut-off Date Balance per SF		$115.34
Size (SF)(1)	266,000	Percentage of Initial Pool Balance		3.4%
Total Occupancy as of 7/1/2023	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/1/2023	100.0%	Type of Security		Fee
Year Built / Latest Renovation	1985 / 2004	Mortgage Rate		7.21000%
Appraised Value	$67,800,000	Original Term to Maturity (Months)		120
Appraisal Date	5/2/2023	Original Amortization Term (Months)		360
Borrower Sponsor	Office Properties Income Trust	Original Interest-Only Period (Months)		60
Property Management	The RMR Group LLC	First Payment Date		7/1/2023
		Maturity Date		6/1/2033
Underwritten Revenues	$5,820,116
Underwritten Expenses	$1,514,704
Underwritten Net Operating Income (NOI)	$4,305,412	Escrows
Underwritten Net Cash Flow (NCF)	$4,196,352		Upfront	Monthly
Cut-off Date LTV Ratio	45.3%	Taxes(2)	$0	Springing
Maturity Date LTV Ratio	43.0%	Insurance(3)	$0	Springing
DSCR Based on Underwritten NOI / NCF	1.72x / 1.68x	Replacement Reserves(4)	$0	Springing
Debt Yield Based on Underwritten NOI / NCF	14.0% / 13.7%	TI / LC(5)	$0	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,680,000	100.0%	Paydown of Corporate Revolver(6)	$29,723,629	96.	9%
			Closing Costs	956,371	3.	1
Total Sources	$30,680,000	100.0%	Total Uses	$30,680,000	100.	0%

(1)	According to the borrower sponsor, the square footage at the 3300 75th Avenue Property (as defined below) is comprised of approximately 68% of industrial space, approximately 25% of sensitive compartmented information space and approximately 7% of office space.
(2)	On each monthly due date during the continuance of a Cash Sweep Event (as defined below), the borrower is required to deposit into a tax reserve an amount equal to 1/12 of the estimated annual taxes. A “Cash Sweep Event” means, without limitation, (i) an event of default, (ii) a bankruptcy action of the borrower or property manager, (iii) the debt service coverage ratio based on the trailing three-month period immediately preceding the date of determination being less than 1.35x or (iv) the GSA tenant either (a) fails to timely exercise its right to renew its lease, (b) “goes dark”, or discontinues its business at a material portion of the 3300 75th Avenue Property or otherwise provides written notice of its intention to do the same, (c) is in monetary or non-monetary default under the GSA lease or (d) is subject to a bankruptcy action.
(3)	On each monthly due date during the continuance of a Cash Sweep Event, the borrower is required to deposit into an insurance reserve an amount equal to 1/12 of estimated insurance premiums; provided that the requirement is conditionally waived so long as no event of default is continuing and the borrower maintains a blanket insurance policy in accordance with the 3300 75th Avenue loan documents.
(4)	On each monthly due date during the continuance of a Cash Sweep Event, the borrower is required to deposit approximately $9,088 in a Replacement Reserve.
(5)	On each monthly due date during the continuance of a Cash Sweep Event, the borrower is required to deposit approximately $44,333 into a TI / LC reserve.
(6)	The 3300 75th Avenue Property was previously unencumbered. Loan proceeds, less closing costs and stub interest, were returned to the borrower sponsor and are expected to be allocated towards the paydown of a corporate level revolving debt facility in conjunction with the merger of Office Properties Income Trust and Diversified Healthcare Trust. In connection with such merger, the lender and the borrower sponsor entered into a debt commitment letter, pursuant to which, subject to the terms and conditions of the debt commitment letter, the lender has committed to provide a senior secured bridge facility to the subsidiaries of the borrower sponsor. See “Description of the Mortgage Pool—Additional Indebtedness—Permitted Unsecured Debt and Other Debt” in the Preliminary Prospectus for additional information.

The following table presents certain information relating to the sole tenant at the 3300 75th Avenue property (the “3300 75th Avenue Property”):

Sole Tenant(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
GSA(4)	AAA/Aaa/AA+	266,000	100.0%	$4,702,356	100.0%	$17.68	8/31/2039	None
Total Occupied		266,000	100.0%	$4,702,356	100.0%	$17.68
Vacant		0	0.0	0
Total / Wtd. Avg.		266,000	100.0%	$4,702,356

(1)	Based on the underwritten rent roll as of July 1, 2023.
(2)	Credit Rating reflects the rating of the United States Government, which is the named entity on the lease.
(3)	GSA is subject to a modified gross lease with annual CPI increases (currently $0.43 per SF) and certain fixed expense reimbursements (currently $2.58 per SF), both of which are included in UW Base Rent.
(4)	GSA has occupied 100.0% of the 3300 75th Avenue Property since 2009. The GSA lease is structured with no termination options and expires on August 31, 2039.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
146

LOAN #12: 3300 75TH AVENUE

The following table presents certain information relating to the lease rollover schedule at the 3300 75th Avenue Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031	0	0.0	0.0%	0	0.0	$0.00	0
2032	0	0.0	0.0%	0	0.0	$0.00	0
2033 & Thereafter	266,000	100.0	100.0%	4,702,356	100.0	$17.68	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	266,000	100.0%		$4,702,356	100.0%	$17.68	1

(1)	Based on the underwritten rent roll as of July 1, 2023.
(2)	GSA has occupied 100.0% of the 3300 75th Avenue Property since 2009. The GSA lease is structured with no termination options and expires on August 31, 2039.
(3)	GSA is subject to a modified gross lease with annual CPI increases (currently $0.43 per SF) and certain fixed expense reimbursements (currently $2.58 per SF), both of which are included in UW Base Rent.

The following table presents certain information relating to historical leasing at the 3300 75th Avenue Property:

Historical Leased %(1)

2020	2021	2022	As of 7/1/2023(2)
100.0%	100.0%	100.0%	100.0%

(1)	GSA has occupied 100.0% of the premises at the 3300 75th Avenue Property since 2009. The GSA lease is structured with no termination options and expires on August 31, 2039.
(2)	Based on the underwritten rent roll as of July 1, 2023.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 3300 75th Avenue Property:

Cash Flow Analysis(1)

	2021	2022	Underwritten	Underwritten per SF
Base Rent(2)	$4,610,815	$4,659,863	$4,702,356	$17.68
Potential Income from Vacant Space	0	0	0	$0.00
Reimbursements	34,431	16,056	8,260	$0.03
Parking Income(3)	1,109,500	1,109,500	1,109,500	$4.17
Vacancy & Credit Loss	0	0	0	$0.00
Effective Gross Income	$5,754,745	$5,785,418	$5,820,116	$21.88

Real Estate Taxes	701,578	710,031	719,876	$2.71
Insurance	20,739	24,211	25,094	$0.09
Management Fee	172,878	174,141	174,603	$0.66
Other Operating Expenses	607,771	690,999	595,130	$2.24
Total Operating Expenses	$1,502,966	$1,599,381	$1,514,704	$5.69

Net Operating Income	$4,251,779	$4,186,037	$4,305,412	$16.19
TI/LC	0	0	0	$0.00
Capital Expenditures	0	0	109,060	$0.41
Net Cash Flow	$4,251,779	$4,186,037	$4,196,352	$15.78

Occupancy	100.0%	100.0%	100.0%
NOI Debt Yield	13.9%	13.6%	14.0%
NCF DSCR	1.70x	1.67x	1.68x

(1)	Based on the underwritten rent roll as of July 1, 2023.
(2)	GSA is subject to a modified gross lease with annual CPI increases (currently $0.43 per SF) and certain fixed expense reimbursements (currently $2.58 per SF), both of which are included in Underwritten Base Rent.
(3)	Parking Income is contractual pursuant to the GSA lease through August 31, 2039, subject to an approximately $266,000 contractual increase every five years of the lease term. The next rent increase is expected to take place in September 2024.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
147

LOAN #13: MIRACLE MILE
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City / State)	Las Vegas, Nevada	Cut-off Date Balance(2)		$30,000,000
Property Type	Retail	Cut-off Date Balance per SF(1)		$844.12
Size (SF)	503,484	Percentage of Initial Pool Balance		3.3%
Total Occupancy as of 2/28/2023	85.3%	Number of Related Mortgage Loans		2
Owned Occupancy as of 2/28/2023	85.3%	Type of Security(3)		Fee
Year Built / Latest Renovation	2000 / 2007-2008, 2022-2023	Mortgage Rate(4)		6.99105%
Appraised Value	$1,100,000,000	Original Term to Maturity (Months)		60
Appraisal Date	3/28/2023	Original Amortization Term (Months)		NAP
Borrower Sponsor	Institutional Mall Investors LLC	Original Interest Only Period (Months) First Payment Date Maturity Date		60 7/6/2023 6/6/2028
Property Management	MCA Management Associates LLC

Underwritten Revenues	$82,245,355
Underwritten Expenses	$22,585,949	Escrows
Underwritten Net Operating Income (NOI)	$59,659,406		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$58,914,298	Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	38.6%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)	38.6%	Replacement Reserves(5)	$0	Springing
DSCR Based on Underwritten NOI / NCF(1)	1.98x / 1.96x	TI / LC(6)	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(1)	14.0% / 13.9%	Other(7)	$18,702,357	Springing

Sources and Uses
Sources	$	%		Uses	$	%
Whole Loan Amount	$425,000,000	75.	2%	Loan Payoff	$542,477,253	95.	9%
Borrower Sponsor Equity	140,500,000	24.	8	Upfront Reserves	18,702,357	3.	3
				Closing Costs	4,320,390	0.	8
Total Sources	$565,500,000	100.	0%	Total Uses	$565,500,000	100.	0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Miracle Mile Whole Loan (as defined below).
(2)	The Cut-off Date Balance of $30,000,000 is comprised of the non-controlling note A-1-C1 (the “Miracle Mile Mortgage Loan”), which is part of a $425,000,000 whole loan (the “Miracle Mile Whole Loan”) evidenced by seven pari passu notes. See the “Whole Loan Summary” chart below.
(3)	The borrower leases an approximately 2,400 SF portion of unit E013 from Planet Hollywood Resort and Casino through July 2025 (subject to two, 20-year extensions) pursuant to a reciprocal easement agreement entered into with, among other parties, Planet Hollywood Resort and Casino. The borrower’s rights under such reciprocal easement agreement are pledged as additional collateral for the Miracle Mile Whole Loan. The lessor under such lease has not confirmed whether such lease is superior to any fee mortgage that might encumber such space, and as such the lease may be subordinate to fee mortgages that encumbers such space. We cannot assure you that the lender’s title policy will insure the lender’s interest in the lease.
(4)	For purposes of calculating interest and other amounts payable on the Miracle Mile Whole Loan, each note was divided into multiple components with varying interest rates. The interest rate of the Miracle Mile Mortgage Loan represents the weighted average interest rate of three components. Prepayments of the Miracle Mile Mortgage Loan will be applied to the components in sequential order. As a result of the components having different interest rates and the allocation of prepayments to sequentially reduce the components, the per annum weighted average interest rate of the components (and, therefore, the interest rate of the Miracle Mile Mortgage Loan) may increase over time.
(5)	The Replacement Reserves escrow account is subject to a cap of approximately $201,394.
(6)	The TI / LC escrow account is subject to a cap of $1,006,968.
(7)	Other reserves consist of an upfront TI reserve of $10,024,690.89, an upfront reserve for gap rent of approximately $2,776,526 and holdback reserves of approximately $5,525,535 for H&M and approximately $375,604 for Alex & Ani. There is a monthly springing reserve for Planet Hollywood overlease rent funds.

The table below summarizes the promissory notes that comprise the Miracle Mile Whole Loan. The relationship between the holders of the Miracle Mile Whole Loan is governed by a co-lender agreement. The Miracle Mile Whole Loan will be serviced under the trust and servicing agreement for the MIRA 2023-MILE trust. See “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-S1	$162,500,000	$162,500,000	MIRA 2023-MILE	Yes
A-2-S1	106,250,000	106,250,000	MIRA 2023-MILE	No
A-1-C1	30,000,000	30,000,000	Benchmark 2023-B39	No
A-1-C2	20,000,000	20,000,000	GSBI	No
A-3-C1	67,000,000	67,000,000	BANA(1)	No
A-3-C2	29,250,000	29,250,000	BANA(1)	No
A-3-C3	10,000,000	10,000,000	BANA(1)	No
Whole Loan	$425,000,000	$425,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
148

LOAN #13: MIRACLE MILE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Miracle Mile property (the “Miracle Mile Property”):

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	UW Occupancy Cost(4)	Renewal / Extension Options
Rosa Mexicano(5)	NR/NR/NR	12,150	2.4%	$2,902,922	6.4%	$238.92	11/30/2033	NAV	NAV	1, 5-year option
Victoria's Secret	NR/B1/BB-	20,872	4.1	2,442,024	5.4	$117.00	1/31/2026	$360.95	34.0%	1, 5-year option
Diamond Resorts	NR/NR/BB-	300	0.1	2,339,718	5.2	$7,799.06	8/31/2024	NAV	NAV	None
Cabo Wabo	NR/NR/NR	11,457	2.3	2,027,673	4.5	$176.98	6/30/2024	1,488.29	15.7%	1, 5-year option
Sephora	NR/A1/AA-	5,861	1.2	1,856,120	4.1	$316.69	8/31/2025	1,428.89	25.6%	1, 5-year option
V Theater(6)	NR/NR/NR	38,428	7.6	1,677,264	3.7	$43.65	12/31/2028	226.67	41.1%	None
Saxe Theater(6)(7)	NR/NR/NR	22,398	4.4	1,400,000	3.1	$62.51	12/31/2028	NAV	NAV	None
H&M(8)	NR/NR/BBB	15,182	3.0	1,395,148	3.1	$91.89	1/31/2027	464.68	21.0%	2, 5-year options
Welcome to Las Vegas(9)	NR/NR/NR	8,184	1.6	1,207,553	2.7	$147.55	Various	460.27	94.6%	None
PH Race and Sports Book	NR/NR/NR	19,647	3.9	1,113,636	2.5	$56.68	7/31/2045	NAV	NAV	1, 20-year option
Ten Largest Tenants		154,479	30.7%	$18,362,058	40.7%	$118.86
Remaining Owned Tenants		274,852	54.6	26,714,579	59.3	$97.20
Total Occupied		429,331	85.3%	$45,076,636	100.0%	$104.99
Vacant Spaces (Owned Space)		74,153	14.7	NAP	NAP	NAP
Totals / Wtd. Avg. Tenants		503,484	100.0%	$45,076,636	100.0%	$104.99

(1)	Based on the underwritten rent roll dated February 28, 2023, with contractual rent steps through June 2024.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Sales are based on TTM ending March 2023.
(4)	UW Occupancy Cost is based on UW Base Rent for all tenant occupied space and March 2023 TTM sales.
(5)	Rosa Mexicano has signed a lease but is not yet in occupancy and is expected to take occupancy on November 2, 2023. We cannot assure you that the tenant will take occupancy as expected or at all.
(6)	Each related lease includes a per diem rent abatement in the event of a future government shutdown of the leased premises.
(7)	Saxe Theater reopened in August 2022 and therefore does not have a full 12 months of sales data yet.
(8)	H&M exercised a co-tenancy clause in its lease in April 2023, due to the Miracle Mile Property’s physical occupancy dropping below 85%. As a result, unless and until the Miracle Mile Property achieves a physical occupancy (with tenants open and operating) of at least 85%, then H&M is permitted to (i) pay 5% of gross sales in lieu of the UW Base Rent and (ii) terminate its lease effective March 2024, instead of the original lease expiration of January 31, 2027. The estimated annual difference between such reduced rent and the UW Base Rent is approximately $1 million. If H&M terminates its lease, we cannot sure you that the space will be re-let in a timely manner or at all. The borrowers funded a $5,525,535.14 rent holdback reserve, which represents H&M’s contractual rent through the original lease expiration. We cannot assure you that the co-tenancy clause will be cured before H&M vacates the premises or that the holdback reserve will be sufficient to offset losses that might result from H&M’s reduced rent and vacancy.
(9)	Lease Expiration dates for Welcome to Las Vegas are December 31, 2025 for Suite H107 and July 31, 2029 for Suite H049.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
149

LOAN #13: MIRACLE MILE

The following table presents certain information relating to the lease rollover schedule for the Miracle Mile Property based on the initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)(4)	% of Total UW Base Rent(3)(4)	UW Base Rent $ per SF(3)(4)		# of Expiring Leases(5)
2023 & MTM(6)	71,686	14.2%	14.2%	$2,885,369	6.4%	$40.2	5	14
2024	59,152	11.7	26.0%	8,270,368	18.3	$139.8	2	18
2025	56,337	11.2	37.2%	7,865,659	17.4	$139.6	2	19
2026	45,475	9.0	46.2%	5,567,309	12.4	$122.4	3	10
2027	34,088	6.8	53.0%	3,653,299	8.1	$107.1	7	8
2028	65,300	13.0	65.9%	4,825,400	10.7	$73.9	0	8
2029	22,194	4.4	70.4%	2,979,510	6.6	$134.2	5	7
2030	12,473	2.5	72.8%	2,022,966	4.5	$162.1	9	5
2031	0	0.0	72.8%	0	0.0	$0.0	0	0
2032	20,617	4.1	76.9%	2,528,207	5.6	$122.6	3	6
2033	21,052	4.2	81.1%	3,212,922	7.1	$152.6	2	2
2034 & Thereafter	20,957	4.2	85.3%	1,265,627	2.8	$60.3	9	3
Vacant	74,153	14.7	100.0%	NAP	NAP	NAP		NA	P
Total / Wtd. Avg.	503,484	100.0%		$45,076,636	100.0%	$104.9	9	10	0

(1)	Based on the underwritten rent roll dated February 28, 2023.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Expiration Schedule.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps through June 2024.
(4)	H&M’s (3.1% of UW Base Rent) lease expiration is reflected in 2027. However, H&M is permitted to terminate its lease in March 2024 (instead of the original lease expiration of January 31, 2027) due to the exercise of a co-tenancy clause, unless the Miracle Mile Property achieves a physical occupancy (with tenants open and operating) of at least 85% before then. Additionally, in the table above, Alex & Ani’s (0.4% of UW Base Rent) lease expiration is reflected in 2025. However, Alex & Ani has terminated its lease effective June 30, 2023 (instead of the original lease expiration of March 31, 2025) due to the exercise of a termination right related to sales targets.
(5)	# of Expiring Leases reflects leases in which the unit status is occupied by a permanent tenant.
(6)	Reflects leases with tenants that have passed the natural lease expiration date where tenant remains in occupancy on a month-to-month basis under the term of the existing lease.

The following table presents certain information relating to historical occupancy for the Miracle Mile Property:

Historical Leased %(1)

2020	2021	2022	As of 2/28/2023(2)
88.9%	84.0%	84.6%	85.3%

(1)	As of December 31 unless specified otherwise.
(2)	Based on the underwritten rent roll dated February 28, 2023.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
150

LOAN #13: MIRACLE MILE
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Miracle Mile Property:

Cash Flow Analysis

	2020	2021	2022(1)	TTM 3/31/2023	Underwritten(1)	Underwritten $ per SF
Base Rental Revenue(2)	$37,050,668	$38,648,364	$39,654,327	$42,206,697	$45,076,636	$89.53
Credit Tenant Rent Steps	0	0	0	0	47,604	$0.09
Overage	40,636	1,005,892	799,748	819,482	487,621	$0.97
Temporary / Specialty	3,839,548	3,806,968	5,163,138	5,403,781	6,092,100	$12.10
Total Commercial Reimbursement Revenue(3)	13,994,452	14,953,551	17,088,827	18,028,854	17,829,884	$35.41
Market Revenue from Vacant Units	0	0	0	0	13,561,853	$26.94
LED Signage Revenue	118,340	72,068	121,157	0	3,852,758	$7.65
Parking Income	4,665,613	5,454,637	7,430,070	7,601,158	8,393,565	$16.67
Other Revenue	1,181,730	1,513,074	3,582,740	630,508	465,186	$0.92
Vacancy Loss	0	0	0	0	(13,561,853)	($26.94)
Commercial Credit Loss	(5,826,823)	(696,493)	3,427,229	(256,945)	0	$0.00
Effective Gross Revenue	$55,064,164	$64,758,060	$77,267,235	$74,433,533	$82,245,355	$163.35

Real Estate Taxes	3,212,444	3,417,654	3,545,259	3,556,958	3,544,775	$7.04
Insurance	431,518	468,106	511,082	529,888	700,209	$1.39
Management Fee(4)	1,800,405	2,824,977	3,147,005	3,022,987	3,264,270	$6.48
Other Expenses(5)	12,855,938	14,016,240	14,666,641	14,809,128	15,076,695	$29.94
Total Operating Expenses	$18,300,305	$20,726,977	$21,869,987	$21,918,960	$22,585,949	$44.86

Net Operating Income	$36,763,859	$44,031,083	$55,397,248	$52,514,573	$59,659,406	$118.49
Replacement Reserves	0	0	0	0	100,697	$0.20
TI / LC	0	0	0	0	644,411	$1.28
Net Cash Flow	$36,763,859	$44,031,083	$55,397,248	$52,514,573	$58,914,298	$117.01

Occupancy	88.9%	84.0%	84.6%	83.9%	85.3%
NOI Debt Yield(6)	8.7%	10.4%	13.0%	12.4%	14.0%
NCF DSCR(6)	1.22x	1.46x	1.84x	1.74x	1.96x

(1)	The increase from 2022 Net Operating Income to Underwritten Net Operating Income at the Miracle Mile Property is primarily driven by newly executed leases, increases to contractual parking revenue, and approximately $3.9 million of underwritten annual signage revenue that is expected as a result of the ongoing renovations. We cannot assure you that the renovations will be completed as expected or at all.
(2)	Based on in-place rent roll as of February 28, 2023 (including signed not occupied tenants), adjusted for recent leasing with contractual rent steps through June 2024. Underwritten Base Rental Revenue Includes % in lieu revenue based on March 2023 TTM sales. Underwritten Base Rental Revenue includes $1,395,148 attributable to H&M, which represents the tenant’s contractual base rent without taking into account the tenant’s exercise of a co-tenancy clause in April 2023. Unless and until the Miracle Mile Property achieves a physical occupancy (with tenants open and operating) of at least 85%, H&M is paying 5% of gross sales in lieu of the UW Base Rent and is permitted to terminate its lease effective March 2024, instead of the original lease expiration of January 31, 2027. The estimated annual difference between such reduced rent and the UW Base Rent is approximately $1 million. We cannot assure you that the co-tenancy clause will be cured before H&M vacates the premises or that the H&M holdback reserve will be sufficient to offset losses that might result from H&M’s reduced rent and vacancy. Underwritten Base Rental Revenue also includes $167,011 attributable to Alex & Ani, which has terminated its lease effective June 30, 2023 (instead of the original lease expiration of March 31, 2025) due to the exercise of a termination right related to sales targets. We cannot assure you that Alex & Ani space will be re-let in a timely manner or at all or that the Alex & Ani holdback reserve will be sufficient to offset losses that might result from Alex & Ani’s vacancy.
(3)	Total Commercial Reimbursement Revenue is based on the in-place rent roll as of February 28, 2023 with contractual steps through June 2024 and includes 2023 budgeted utility and marketing reimbursements of approximately $5.32 million.
(4)	The management fee is underwritten to reflect 4.0% of effective gross revenue excluding parking and 4.0% of net revenue for parking.
(5)	Other Expenses reflects ground rent, utilities, repairs & maintenance, janitorial, security, advertising, professional fees, general and administrative and other expenses.
(6)	Based on the aggregate Cut-off Date balance of the Miracle Mile Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
151

LOAN #14: COURTYARD MARRIOTT GOLETA
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City / State)	Goleta, California	Cut-off Date Principal Balance		$28,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$243,478.26
Size (Rooms)	115	Percentage of Initial Pool Balance		3.1%
Total Occupancy as of 2/28/2023	88.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/28/2023	88.1%	Type of Security		Fee
Year Built / Latest Renovation	2012 / 2019	Mortgage Rate		6.71900%
Appraised Value	$52,500,000	Original Term to Maturity (Months)		120
Appraisal Date	3/29/2023	Original Amortization Term (Months)		NAP
Borrower Sponsor	Robert D. Olson	Original Interest Only Period (Months)		120
Property Management(1)	Courtyard Management Corporation	First Payment Date		8/6/2023
		Maturity Date		7/6/2033

Underwritten Revenues	$11,052,781
Underwritten Expenses	$6,071,345
Underwritten Net Operating Income (NOI)	$4,981,435	Escrows
Underwritten Net Cash Flow (NCF)	$4,428,796		Upfront	Monthly
Cut-off Date LTV Ratio	53.3%	Taxes	$0	Springing
Maturity Date LTV Ratio	53.3%	Insurance	$0	Springing
DSCR Based on Underwritten NOI / NCF	2.61x / 2.32x	Replacement Reserves	$0	5% of Gross Revenue
Debt Yield Based on Underwritten NOI / NCF	17.8% / 15.8%	Other(2)	$0	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$28,000,000	100.0%	Existing Loan Payoff	$25,095,935	89.6%
			Return of Equity	2,463,914	8.8
			Closing Costs	440,152	1.6
Total Sources	$28,000,000	100.0%	Total Uses	$28,000,000	100.0%

(1)	The property manager is an affiliate of Marriott International, Inc. and has a right of first refusal to purchase the Courtyard Marriott Goleta property (the “Courtyard Marriott Goleta Property”) pursuant to the property management agreement. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Pool—Property Types—Hospitality Properties” in the Preliminary Prospectus.
(2)	Other Monthly Escrows includes a PIP Reserve. Upon the occurrence of any of the following, the borrower must pay the lender, on each monthly payment date, all available cash until such period has been cured: (i) the borrower receives notice that any franchisor requires the borrower to implement a property improvement plan at the Courtyard Marriott Goleta Property, (ii) the date that is 300 days prior to the earliest stated expiration of any franchise agreement (or any management agreement that constitutes a “brand management” agreement), or (iii) the termination, surrender, cancellation or expiration of the franchise agreement (or management agreement that constitutes a “brand management” agreement).

The following table presents certain information relating to the 2022 demand analysis with respect to the Courtyard Marriott Goleta Property based on market segmentation, as provided in the appraisal:

2022 Accommodated Room Night Demand(1)

Property	Commercial	Group	Leisure	Extended Stay
Courtyard Marriott Goleta	42.0%	9.0%	44.0%	5.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Courtyard Marriott Goleta Property and various market segments, as provided in a February 2023 third party market research report for the Courtyard Marriott Goleta Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM February 2023	120.6%	127.3%	153.6%

(1)	Source: Third party market research report.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
152

LOAN #14: COURTYARD MARRIOTT GOLETA

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Courtyard Marriott Goleta Property:

Historical Occupancy, ADR, RevPAR(1)

	2019	2020(2)	2021	2022	TTM 2/28/2023(3)
Occupancy	87.0%	49.9%	78.7%	87.4%	88.1%
ADR	$213.47	$170.73	$215.54	$273.27	$275.17
RevPAR	$185.82	$85.22	$169.56	$238.97	$242.47

(1)	As provided by the borrower and represents averages for the year ended December 31.
(2)	The decrease in performance in 2020 is primarily attributable to the impact of the COVID-19 pandemic and the resulting government mandated shutdowns.
(3)	As provided by the borrower and represents averages for the 12-month period ending February 28, 2023.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Courtyard Marriott Goleta Property:

Cash Flow Analysis

	2019	2020(1)	2021	2022	TTM 2/28/2023	Underwritten	Underwritten $ per Room
Rooms Revenue	$7,799,803	$3,577,234	$7,136,688	$10,030,975	$10,177,552	$10,177,552	$88,500
Food & Beverage Revenue	375,893	87,646	82,084	342,499	357,306	357,306	$3,107
Other Departmental Revenue	311,278	250,260	376,475	506,021	517,923	517,923	$4,504
Total Revenue	$8,486,974	$3,915,140	$7,595,246	$10,879,495	$11,052,781	$11,052,781	$96,111

Rooms Expense	$1,210,152	$725,407	$1,329,876	$1,939,809	$1,908,328	$1,908,328	$16,594
Food & Beverage Expense	258,485	65,132	108,956	164,472	150,634	150,634	$1,310
Other Departmental Expense	34,147	30,893	47,180	35,616	36,933	36,933	$321
Total Departmental Expense	$1,502,784	$821,432	$1,486,011	$2,139,896	$2,095,895	$2,095,895	$18,225

Total Undistributed Expense(2)	$1,922,047	$1,124,560	$1,632,532	$2,289,858	$2,342,131	$2,342,131	$20,366
Total Fixed Expense	1,093,433	580,311	915,899	1,568,530	1,581,656	1,633,319	$14,203
Total Operating Expenses	$3,015,481	$1,704,871	$2,548,431	$3,858,388	$3,923,787	$3,975,450	$34,569

Net Operating Income	$3,968,709	$1,388,838	$3,560,805	$4,881,211	$5,033,099	$4,981,435	$43,317
FF&E	424,349	195,757	379,762	543,975	552,640	552,639	$4,806
Net Cash Flow	$3,544,361	$1,193,081	$3,181,042	$4,337,236	$4,480,459	$4,428,796	$38,511

Occupancy	87.0%	49.9%	78.7%	87.4%	88.1%	88.1%
NOI Debt Yield	14.2%	5.0%	12.7%	17.4%	18.0%	17.8%
NCF DSCR	1.86x	0.63x	1.67x	2.27x	2.35x	2.32x

(1)	The decrease in financial performance in 2020 is primarily attributable to the impact of the COVID-19 pandemic and the resulting government mandated shutdowns.
(2)	Total Undistributed Expense includes administrative and general, information and telecommunications, sales and marketing, property operation and maintenance, utilities and other hotel operating expenses.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
153

LOAN #15: J&O INDUSTRIAL FACILITY
Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City / State)	St. Louis Park, Minnesota	Cut-off Date Balance(3)		$26,480,000
Property Type	Industrial	Cut-off Date Balance per SF(2)		$66.30
Size (SF)	701,062	Percentage of Initial Pool Balance		2.9%
Total Occupancy as of 6/6/2023	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/6/2023	100.0%	Type of Security		Fee
Year Built / Latest Renovation	1956, 1988, 2016 / 2016	Mortgage Rate		6.98500%
Appraised Value(1)	$71,600,000	Original Term to Maturity (Months)		120
Appraisal Date(1)	5/2/2023	Original Amortization Term (Months)		NAP
Borrower Sponsors	AG Net Lease IV (Q) Corp., AG Net Lease IV Corp. and AG Net Lease Realty Fund IV Investments (H-1), L.P.	Original Interest Only Period (Months) First Payment Date		120 7/6/2023
Property Management	Self-Managed	Maturity Date		6/6/2033

Underwritten Revenues	$6,215,287
Underwritten Expenses	$1,243,057	Escrows
Underwritten Net Operating Income (NOI)	$4,972,230		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,691,805	Taxes	$0	Springing
Cut-off Date LTV Ratio(1)(2)	64.9%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)(2)	64.9%	Replacement Reserve(4)	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	1.51x / 1.43x	TI / LC(5)	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	10.7% / 10.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$46,480,000	64.5%	Purchase Price	$71,200,000	98.	8%
Borrower Sponsor Equity	25,557,203	35.5	Closing Costs	837,203	1.	2
Total Sources	$72,037,203	100.0%	Total Uses	$72,037,203	100.	0%

(1)	According to the appraisal, the J&O Industrial Facility Property (as defined below) had an “as-is” appraised value of $71,600,000 as of May 2, 2023. The Cut-off Date LTV Ratio and the Maturity Date LTV ratio based on the “as-is” value is 64.9% The appraisal also concluded a “go dark” value of $47,400,000 as of May 2, 2023. The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio based on the “go dark” value is 98.1%.
(2)	Calculated based on the aggregate J&O Industrial Facility Whole Loan (as defined below).
(3)	The Cut-Off Date Balance of $26,480,000 represents the controlling note A-1 (the “J&O Industrial Facility Mortgage Loan”), which is part of the J&O Industrial Facility Whole Loan (the “J&O Industrial Facility Whole Loan”) evidenced by two pari passu notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $46,480,000.
(4)	The Replacement Reserve account has a cap of $140,212.40.
(5)	The TI / LC reserve account has a cap of $701,062.

The relationship between the holders of the J&O Industrial Facility Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$26,480,000	$26,480,000	Benchmark 2023-B39	Yes
A-2	20,000,000	20,000,000	GSBI(1)	No
Whole Loan	$46,480,000	$46,480,000

(1)	Expected to be contributed to one or more future securitization transactions.

The following table presents certain information relating to the sole tenant at the J&O Industrial Facility property (the “J&O Industrial Facility Property”):

Sole Tenant(1)

Tenant Name	Credit Rating (MIS/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Japs-Olson	NR/NR/NR	701,062	100.0%	$5,145,000	100.0%	$7.34	5/25/2043	1, 10-year option
Largest Tenant		701,062	100.0%	$5,145,000	100.0%	$7.34
Remaining Owned		0	0.0	NAP	NAP	NAP
Vacant Spaces		0	0.0	NAP	NAP	NAP
Total		701,062	100.0%	$5,145,000	100.0%	$7.34

(1)	Based on the underwritten rent roll dated June 6, 2023.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
154

LOAN #15: J&O INDUSTRIAL FACILITY

The following table presents certain information relating to the lease rollover schedule at the J&O Industrial Facility Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Total Rent	% of Total UW Total Rent	UW Total Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031	0	0.0	0.0%	0	0.0	$0.00	0
2032	0	0.0	0.0%	0	0.0	$0.00	0
2033	0	0.0	0.0%	0	0.0	$0.00	0
2034 & Thereafter	701,062	100.0	100.0%	5,145,000	100.0	$7.34	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	701,062	100.0%		$5,145,000	100.0%	$7.34	1

(1)	Based on the underwritten rent roll dated June 6, 2023.

The following table presents certain information relating to historical occupancy for the J&O Industrial Facility Property:

Historical Leased %(1)(2)

As of 6/6/2023
100.0%

(1)	Based on the underwritten rent roll dated June 6, 2023.
(2)	Historical occupancy is not available due to the acquisition of the J&O Industrial Facility Property in a sale-leaseback transaction. In addition, at loan origination a unitary master lease over the J&O Industrial Facility Property was executed with a 20-year initial term and an absolute triple-net (“NNN”) structure.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the J&O Industrial Facility Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent	$5,145,000	$7.34
Contractual Rent Steps(3)	154,350	$0.22
Recoveries	1,243,057	$1.77
Vacancy & Credit Loss	(327,120)	($0.47)
Effective Gross Income	$6,215,287	$8.87
Total Operating Expenses	$1,243,057	$1.77
Net Operating Income	$4,972,230	$7.09
TI / LC	175,266	$0.25
Capital Expenditures	105,159	$0.15
Net Cash Flow	$4,691,805	$6.69

Occupancy	95.0%
NOI Debt Yield(4)	10.7%
NCF DSCR(4)	1.43x

(1)	Based on the underwritten rent roll dated June 6, 2023.
(2)	Historical financial information is not available due to the acquisition of the J&O Industrial Facility Property in a sale-leaseback transaction. In addition, at loan origination a unitary master lease over the J&O Industrial Facility Property was executed with a 20-year initial term and an absolute NNN structure.
(3)	Based on 3.0% rent steps through year one of the lease.
(4)	Based on the aggregate Cut-off Date balance of the J&O Industrial Facility Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-262701) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Drexel Hamilton, LLC, Academy Securities, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
155